UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05084

Mutual of America Investment Corporation

(Exact name of registrant as specified in charter)

320 Park Avenue, New York, N.Y. 10022

(Address of principal executive offices) (Zip code)

James J. Roth

Chairman of the Board, President and Chief Executive Officer

Mutual of America Investment Corporation

320 Park Avenue

New York, NY 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 224-1600

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

ITEM 1.	REPORTS TO STOCKHOLDERS.

DECEMBER 31, 2018

Annual Reports of Investment Options Offered by Mutual of America Life Insurance Company

This report is not to be construed as an offering for sale of any Variable Policy. No offering is made except in conjunction with a prospectus, which must precede or accompany this report.

320 PARK AVENUE

NEW YORK NY 10022-6839

February 2019

As a valued variable annuity owner, variable life insurance policyholder or participant in a group variable annuity, we are pleased to provide you with the annual fund reports for the investment options you have selected. Included in this booklet are the annual reports of the Mutual of America Investment Corporation Funds. If you have also selected other investments options, you will receive annual reports for those funds in a separate booklet or booklets. The reports provide an update on each portfolio’s performance as of December 31, 2018. Please note that portfolio performance does not take into account the fees charged by the annuity contract or life insurance policy. When viewed net of these contract fees, your performance will be lower. As always, past performance cannot predict or guarantee future returns.

Mutual of America has specialized in providing retirement products and related services to organizations and their employees, as well as individuals, for more than 70 years. As a mutual company, we do not have stockholders and are not publicly traded. We operate solely for the benefit of our customers, managing the Company for their long-term interest, rather than for the short-term demands of stockholders. Today, as in the past, Mutual of America remains financially strong and is rated among the strongest companies in the life insurance industry by the major independent rating agencies.*

Since 1945, Mutual of America has remained committed to offering plan sponsors, plan participants and individuals carefully selected, quality products and services at a competitive price and the personal attention they need to help build and preserve assets for a financially secure future. Integrity, prudence, and reliability are the values that have guided us since our inception and that continue to serve us well.

We hope you will find the enclosed information helpful. We appreciate and value your business and look forward to serving you in the future. If you have any questions, please call your local Mutual of America Regional Office or 1-800-468-3785.

Sincerely,

Mutual of America Life Insurance Company

*

While these ratings do not apply to the safety or investment performance of the Separate Account investment funds available under Mutual of America’s products, they do reflect the Company’s ability to fulfill its General Account obligations, which include its obligations under the Interest Accumulation Account, annuity purchase rate guarantees and annuity benefit payouts, as well as life insurance and disability income payments. Third party ratings are subject to change.

DECEMBER 31, 2018

Annual Reports of Mutual of America Investment Corporation

This report is not to be construed as an offering for sale of any Variable Policy. No offering is made except in conjunction with a prospectus, which must precede or accompany this report.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Mutual of America. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from mutual of America electronically by signing up for the eDocuments program. You can sign up for eDocuments by completing the Consent Agreement located on the Mutual of America website and indicating your consent to receive documents through the Mutual of America website.

You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by writing to us at 320 Park Avenue, New York, New York 10022, by calling 1-800-574-9267, or by sending an email to mutualofamerica@dfinsolutions.com. Your election to receive reports in paper will apply to all of the Funds.

MUTUAL OF AMERICA INVESTMENT CORPORATION

We are pleased to present the Mutual of America Investment Corporation (the “Investment Company”) Annual Report. This Report includes important information regarding the performance and financial position of the Investment Company’s funds for the year ended December 31, 2018.

For the year 2018, the S&P 500® Index declined 4.4%, its worst performance since 2008. After beginning the year with a 7% race to new, all-time highs, the market settled into a range around 0% until mid-July, when it began a steady advance to another all-time high, before sliding 19.3% from the end of September through December, including a 9% decline in December alone. This latter period was characterized by substantial volatility, with the market reacting primarily to concerns regarding global growth. U.S. stock markets were not the only ones to suffer, as all but a few stock markets across the globe declined for the year.

U.S. bond markets fared no better during 2018: long-term Treasury bonds fell 1.7%; U.S. corporate bonds declined 2.2%; and below-investment-grade U.S. corporate bonds declined 2.1%. Spreads widened in December, most dramatically among below-investment-grade (junk) bonds. Globally, the Bloomberg Barclays Global Aggregate Bond Index declined 1.2%. On the commodity front, gold declined 0.9% and oil prices plummeted 25%. Cash instruments (e.g., short-term Treasury notes and commercial paper) was the only major asset class to post positive returns, up 1.9% for the year.

The primary reasons for the volatile and declining markets in 2018 were rising concerns among investors that global growth was slowing and the prospect of an earlier-than-expected recession on the horizon. First, China’s growth is slowing due to internal policies to restrain lending, as well as some disruption caused by U.S. tariffs on more than $200 billion worth of Chinese goods. Further, Chinese consumer spending is slowing significantly. Consumers in China constituted three-quarters of that country’s economic growth last year, but that percentage is likely to fall to only two-thirds this year. Despite recent stimulatory efforts, including tax cuts, lower interest rates and encouragement of lending (after a year of discouraging such lending), China’s high and rising debt is a restraint.

As the second-largest economy in the world, a precipitous slowdown in China could have a serious negative impact on the health of the global economy. Markets likely will react poorly if current U.S. negotiations with China over issues such as trade, technology transfer, and patent and copyright protection, as well as aggressive actions by China to expand its territory and influence, prove unsuccessful. If the U.S. moves forward on contemplated trade measures by raising tariffs on Chinese imports, and placing tariffs on automobiles and auto imports from Europe, Japan, Canada and South Korea, then global tariff rates could reach levels not seen since the 1940s. The era of globalization will have passed, almost assuredly reducing growth prospects for the world.

Few other major economies are showing signs of strength. Statistics from Europe and Japan remain lackluster and deteriorated slowly over the last year. Japan has failed to generate Gross Domestic Product (GDP) growth in excess of 2.0% since 2010, and except for 2014 and 2008, Japan’s inflation rate has not exceeded 1.0% in 20 years. Despite Prime Minister Abe’s efforts and the most expansive quantitative easing (QE) program in the world, Japan has not been, and in all likelihood, will not be, an engine of global growth in the foreseeable future.

In Europe, among the Big Four countries of Germany, Spain, Italy and France, only Germany and Spain generated GDP growth above 2.0% over the past year, with Italy and France barely crawling along at 1.0% or less. Beyond the economic data, Europe has a number of serious problems that are existential in nature. French President Emmanuel Macron essentially abandoned his business-oriented reform program in the face of protests. The United Kingdom’s decision to exit the European Union (EU) represents a significant rupture in the fabric of the collection of the 28 nations that joined together in a single market, fostering the free movement of people, goods, services and capital across their borders. Besides severing important commercial and financial interrelationships, the exit of Britain, often referred to as Brexit, creates a precedent for other members to leave the EU. As for Italy, it is struggling to carry its huge debt load. The EU and Italy are sparring over Italy’s budget, with the EU demanding less spending and lower deficits — in short, austerity — a formula that worked in Spain and Portugal, and to an extent, Greece. The difference in the case of Italy is the magnitude of its debt load and the exhaustion of the EU’s capacity to bail out its faltering constituents.

The EU is on the verge of ending its quantitative easing (QE) program because it purchased European bonds up to the legal limit over the past few years. The vision of Europe as a single economic unit on par with the U.S. and China has become tarnished. The essential flaw, identified at inception, is that while the EU is largely united (19 of 28 members) under a single monetary system (the Euro), the bloc has no centralized taxing authority and, therefore, no ability to regulate debt levels or allocate funds where they are most needed. The disintegration of the EU would have profound effects on global economic growth, as well as on international political relations, which are already in flux.

In addition, the U.S. Federal Reserve Board reversed its QE program over the past three years by discontinuing the purchase of Treasury and mortgage securities, thus reducing the size of its balance sheet and, as a consequence, the amount of liquidity available to the global market which could contribute to a deterioration in the rate of future growth. Of greater consequence, the Fed has been raising the Federal Funds rate, the benchmark level for short-term rates. Beginning in December 2015, the Fed raised this rate in 25-basis-point increments nine times, from 0% — 0.25% to a current range of 2.25% — 2.50%. The frequency of these rate increases accelerated over time, with only one rate increase each in 2015 and 2016, three in 2017 and four in 2018. The current Federal Funds level is approaching the recent level of 10-year rates, and comparisons among a number of shorter maturity rates have inverted, such that the Fed Funds rate is higher than some rates between two- and five-year maturities. Lenders cannot make profits when the rate at which they borrow is higher than the rate at which they lend. And borrowers cannot borrow if lenders keep raising their lending rates to attempt to maintain profit margins.

The debate among investors over the last half of 2018 was whether the Fed raised the Fed Funds rate too high and/or too quickly, such that the expansion will be cut off and precipitate a recession. The Fed is trying to engineer a so-called “soft landing,” slowing growth enough to preclude an inflationary spike without damaging the labor market. While the most recent hike in December was well telegraphed by the Fed, investors were clearly hoping that the Fed might defer, or at least suggest a pause in, future rate hikes. In fact, one explanation for the volatile decline in stock prices at the end of 2018 was the market’s fear that the December rate hike was a mistake. Comments by the Chair of the Federal Reserve, Jerome Powell, immediately following the rates meeting in December, did nothing to alleviate investors’ concerns that the Fed was pushing the economy into recession — and not just the U.S. economy. The international trading and financial system is fueled by the U.S. dollar, which means that Fed policy affects every individual economy in the world, because it is the only institution that can increase or decrease world U.S. dollar supply. The Fed’s current program is officially designed to reduce the amount of dollars in the domestic economy to curb inflation and reestablish a “normalized,” self-regulating demand/supply economy. But the centrality of the U.S. dollar to the global economy makes Fed policy de facto global.

Comments by Fed officials since the last meeting, and after the markets’ freefall reaction, have been a bit more dovish without explicitly acknowledging that the last increase was a mistake. More recently, Chairman Powell has gone so far as to say that the Fed’s current policy stance “is appropriate” and language relating to future gradual rate hikes has been dropped. This has brought the Fed more in line with market participants, who had not been forecasting any further rate hikes for the remainder of the year.

Specifically, the first round of manufacturing data for December was surprisingly weak. The first hint of trouble came on December 17, with the release of the New York Fed Empire State Manufacturing Survey, which showed a month-over-month decline from 23.3 to 10.9, versus an expectation of 20. Later that week, the Philadelphia Fed Manufacturing Business Outlook Survey reported a decline from 12.9 to 9.4, versus a consensus estimate of 15. The following week, the Kansas City Fed Manufacturing Survey reported a decline from 15 in November to 3 in December, versus an expectation of 13. A few days later, the Richmond Fed Fifth District Survey of Manufacturing Activity came in at -8, compared with November’s reading of 14, versus an expectation of 15. Finally, the Dallas Fed Texas Manufacturing Outlook Survey registered -5.1, down from 17.6, versus an expectation of 15. The only Regional Federal Reserve Bank survey that showed some stability was the Chicago Fed National Activity Index, down from 0.24 to 0.22, versus an expectation of 0.20. Each Regional Fed Survey uses its own scale for comparing month-to-month economic activity in its region. The economic significance of each is represented by the direction and magnitude of change.

The implication of these regional surveys was confirmed in early January with the release of the United States Institute of Supply Management (ISM) Series Indexes: the Purchasing Managers’ Index (PMI) dropped from 59.3 in November to 54.1 in December; the Employment Index fell from 58.4 to 56.2; the Prices Index declined from 60.7 to 54.9; and, most worrisome, the New Orders Index declined from 62.1 to 51.1. All of the current numbers remain in expansion territory, but the slowdown was greater and more rapid than expected. These results may be seasonal, in that after ramping up for the holiday season, companies slowed production to realign inventories. In a similar vein, strong retail sales from November to December may obscure excess inventories that had to be reduced by heavy markdowns, thus pinching retail margins.

The same seasonal explanation may account for the extremely strong jobs report (e.g., the change in total nonfarm payroll employment) that came out the day after the ISM data, showing that 312,000 new jobs were created in December versus 155,000 in November, versus an expectation of 184,000. However, other data on employment was strong, as well. While the unemployment rate rose from 3.7% to 3.9%, that was largely a function of an increase in the labor participation rate, meaning more people found jobs or are looking for them. Additionally, average hourly earnings on both a month-over-month and year-over-year basis advanced ahead of expectations, with the year-over-year rate registering 3.2%, the highest for the cycle.

It is not unusual to be faced with seemingly contradictory data over short periods of time, and subsequent data will be necessary to discern actual trends in the underlying economy. Despite the negative result from the manufacturing surveys, many current indicators suggest the U.S. economy remains healthy. These include strong consumer spending, inflation levels well within Fed targets, and low unemployment. However, a number of recent corporate reports suggest tariffs are beginning to bite. Capital expenditures started to decelerate. Also, the government shutdown that began on December 22, which was the longest shutdown in U.S. history, with an estimated 800,000 federal workers across the country furloughed or required to work without pay, will impact GDP growth. The continuation of stalemates such as these may sap business and consumer confidence in the government’s ability to function, adding more uncertainty to the list of worries.

ISM data is also a leading indicator that is highly correlated with the direction of change in the future, while employment data is lagging or coincident with indicators correlated with what is happening now. Despite the strength of GDP and corporate earnings in 2018, and given the waning positive impact of last year’s tax cut, both GDP and corporate earnings most likely will be much less robust in 2019. Analyst earnings estimates for 2019 are declining, although growth rates remain positive. The key issue is whether the Federal Reserve will be able to maintain the expansion at a positive, though slower, rate of growth, or raise rates too high and risk throwing the economy into recession.

Markets will continue to be volatile as they react to a number of key issues, including tariffs, Chinese growth, how Europe deals with the threats to its existence as a single economic bloc, and most importantly going forward, in our judgment, the actions of the Federal Reserve.

The total return performance (net of investment management and other operating expenses) for each of the Investment Company Funds is reflected below:

Total Returns — Year Ended December 31, 2018

Equity Index Fund	- 4.56%
All America Fund	- 8.27%
Small Cap Value Fund	-14.57%
Small Cap Growth Fund	-12.53%
Small Cap Equity Index Fund†	-16.54%
Mid Cap Value Fund	-14.08%
Mid-Cap Equity Index Fund	-11.26%
International Fund	-13.36%
Composite Fund	- 3.20%
Retirement Income Fund	- 1.21%
2010 Retirement Fund	- 1.93%
2015 Retirement Fund	- 3.01%
2020 Retirement Fund	- 4.04%
2025 Retirement Fund	- 5.22%
2030 Retirement Fund	- 6.49%
2035 Retirement Fund	- 7.36%
2040 Retirement Fund	- 7.94%
2045 Retirement Fund	- 8.29%
2050 Retirement Fund	- 8.74%
2055 Retirement Fund	- 8.88%
2060 Retirement Fund†	-10.54%
Conservative Allocation Fund	- 2.04%
Moderate Allocation Fund	- 4.41%
Aggressive Allocation Fund	- 7.13%
Money Market Fund	+ 1.71%
Mid-Term Bond Fund	+ 0.57%
Bond Fund	+ 0.17%

†	For the period July 2, 2018 (commencement of operations) through December 31, 2018.

The above performance figures do not reflect the deduction of respective Separate Account fees and expenses imposed by Mutual of America Life Insurance Company. All Fund performances presented throughout this report are historical, reflect the full reinvestment of dividends paid, and should not be considered indicative of future results.

The pages that immediately follow include brief discussions of each Fund’s performance for the year ended December 31, 2018, compared to its relevant index. Also presented are graphs and tables for each Fund (except for the Money Market Fund) which illustrates each Fund’s respective:

●	Historical total return achieved over specific periods, expressed as an average annual rate and as a cumulative rate;

●	Value in dollars of a $10,000 hypothetical investment at the beginning of each specified period; and

●	Historical performance compared to an appropriate index.

Following the discussions are the graphical representations of the asset allocations of each Fund and an illustration of each Fund’s operating expenses. The portfolios of each Fund and financial statements are presented in the pages that follow.

Thank you for your continued investment in our Funds.

Sincerely,

James J. Roth

Chairman of the Board,

President and Chief Executive Officer

Mutual of America Investment Corporation

The views expressed in this Annual Report are subject to change at any time based on market and other conditions and should not be construed as a recommendation. This Report contains forward-looking statements which speak only as of the date they were made and involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed herein. Readers are cautioned not to place undue reliance on our forward-looking statements, as we assume no obligation to update these forward-looking statements. Readers assume any and all responsibility for any investment decision made as a result of the views expressed herein.

S&P® and S&P 500® are trademarks of Standard & Poor’s Financial Services LLC.

EQUITY INDEX FUND (Unaudited)

The Equity Index Fund’s objective is to replicate the performance of the S&P 500® Index (S&P 500), which consists of 500 stocks chosen by Standard & Poor’s for market size, liquidity and industry group representation. The S&P 500 is a market-weighted index of 500 stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ, with each stock’s weight in the index proportionate to its market value. The weightings make each company’s influence on the S&P 500’s performance directly proportional to that company’s market value.

The Equity Index Fund’s performance for the year ended December 31, 2018, was -4.44% before expenses and -4.56% after expenses, finishing below the benchmark return of -4.38%. Note that the Equity Index Fund’s performance includes expenses, such as transaction costs and management fees, which are not applicable to the benchmark.

GROWTH OF A $10,000 INVESTMENT

Equity Index Fund
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,544	-4.56%	-4.56%
5 Years	$14,913	49.13%	8.32%
10 Years	$33,637	236.37%	12.89%

S & P 500 Index
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,562	-4.38%	-4.38%
5 Years	$15,032	50.32%	8.49%
10 Years	$34,300	243.00%	13.12%

The line representing the performance return of the Equity Index Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

ALL AMERICA FUND (Unaudited)

The investment objective of the All America Fund is to outperform the S&P 500® Index (S&P 500). The All America Fund is approximately 60% passively invested in the 500 stocks that comprise the S&P 500, with the remaining 40% actively managed, comprised of 20% mid-cap capitalization stocks and 20% small cap stocks, thus providing exposure to all levels of market capitalization among domestic stocks.

For the year ended December 31, 2018, the S&P 500 of large capitalization stocks decreased by 4.38% on a total return basis, while the Russell® Midcap Core Index was down 9.06% and the Russell Midcap® Value Index was down 12.29%. The Russell 2000® Growth Index declined 9.31% and the Russell 2000® Value Index declined 12.86%.

The All America Fund’s return for the year ended December 31, 2018, before expenses was -7.79% and -8.27% after expenses versus the benchmark return of -4.38% The underperformance of the Fund versus the S&P 500 during the year was due to the underperformance of the mid and small capitalization segments of the fund as compared to the large capitalization benchmark.

GROWTH OF A $10,000 INVESTMENT

All America Fund
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,174	-8.27%	-8.27%
5 Years	$13,569	35.69%	6.29%
10 Years	$30,431	204.31%	11.77%

S & P 500 Index
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,562	-4.38%	-4.38%
5 Years	$15,032	50.32%	8.49%
10 Years	$34,300	243.00%	13.12%

The line representing the performance return of the All America Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

SMALL CAP VALUE FUND (Unaudited)

The investment objective of the Small Cap Value Fund is capital appreciation. The Small Cap Value Fund generally invests in companies that are below $3 billion in market capitalization and have lower price-to-book characteristics than the overall market.

For the year ended December 31, 2018, the Small Cap Value Fund returned -13.87% before expenses and -14.57% after expenses versus a -12.86% return for the Russell 2000® Value Index. Within the benchmark, the best performing sectors were Health Care and Technology while the worst performing sectors were Consumer Staples and Basic Materials.

Stock selection was the primary driver of negative performance versus the benchmark. Sectors contributing to Fund performance included Finance and Health Care, while sectors detracting from Fund performance included Consumer Staples and Industrials.

GROWTH OF A $10,000 INVESTMENT

Small Cap Value Fund
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$8,544	-14.57%	-14.57%
5 Years	$11,284	12.84%	2.44%
10 Years	$27,142	171.42%	10.49%

Russell 2000 Value Index
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$8,714	-12.86%	-12.86%
5 Years	$11,937	19.37%	3.61%
10 Years	$26,894	168.94%	10.40%

The line representing the performance return of the Small Cap Value Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

SMALL CAP GROWTH FUND (Unaudited)

The investment objective of the Small Cap Growth Fund is capital appreciation. The Small Cap Growth Fund invests in growth stocks within the small capitalization marketplace. The Fund returned -11.82% before expenses and -12.53% after expenses during the year ended December 31, 2018. The Fund’s benchmark, the Russell 2000® Growth Index, returned -9.31% for the comparable period.

The small cap market peaked August 31 after returning over 18.5%. By December 24th, it had declined 29% from this peak before rallying 7.5% in the last several days of December to finish the year. High volatility returned to the equity marketplace on interest rate and trade fears.

For calendar year 2018, high earnings growth companies dominated small cap equity returns. Any type of valuation discipline or sell discipline did not seem to matter during this period. Given our concern for elevated valuations in the equity market in the second quarter, we struggled to keep up with the market rally in the first part of the calendar year.

Given our philosophy that performance should be driven by stock selection not macro-economic bets, our portfolio was exposed to the negative performance in the Energy and Material sectors. Our exposure to the Utility sector which had positive returns for the year was beneficial to the portfolio. Technology remained the best performing sector for the year and in which we nicely outperformed.

GROWTH OF A $10,000 INVESTMENT

Small Cap Growth Fund
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$8,748	-12.53%	-12.53%
5 Years	$12,082	20.82%	3.85%
10 Years	$29,958	199.58%	11.58%

Russell 2000 Growth Index
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,069	-9.31%	-9.31%
5 Years	$12,844	28.44%	5.13%
10 Years	$35,547	255.47%	13.52%

The line representing the performance return of the Small Cap Growth Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

SMALL CAP EQUITY INDEX FUND (Unaudited)

The Small-Cap Equity Index Fund invests in the 600 stocks that comprise the S&P SmallCap 600® Index (S&P SmallCap 600). The S&P SmallCap 600 is a market-weighted index of 600 stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ. The weightings make each company’s influence on the S&P SmallCap 600’s performance directly proportional to that company’s market value.

The Small-Cap Equity Index Fund launched at the end of June 2018 with an investment by Mutual of America and became available as an investment to shareholders on July 2, 2018. The 6-month performance for the year ended December 31, 2018, was -16.48% before expenses and -16.54% after expenses, finishing below the -16.34% return of the S&P SmallCap 600. Note that the performance of the Small-Cap Equity Index Fund includes expenses, such as transaction costs and management fees, which are not applicable to the benchmark.

GROWTH OF A $10,000 INVESTMENT

Small Cap Equity Index Fund
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative
Since 7/2/18 (Inception)	$8,346	-16.54%

S & P 600 Index
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative
Since 7/2/18 (Inception)	$9,315	-16.34%

Performance is for the half-year period from July 2 (Commencement of Operations) to December 31, 2018. The line representing the performance return of the Small Cap Equity Index Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

MID CAP VALUE FUND (Unaudited)

The investment objective of the Mid Cap Value Fund is to outperform the Russell Midcap® Value Index. The Mid Cap Value Fund generally invests in companies that are between $1 billion and $20 billion in market capitalization and have lower price-to-book characteristics.

For the year ended December 31, 2018, the Mid Cap Value Fund returned -13.52% before expenses and -14.08% after expenses versus a -12.29% return for the Russell Midcap® Value Index. Within the benchmark, the best performing sectors were Technology and Energy while the worst performing sectors were Industrials and Consumer Staples.

Stock selection was the primary driver of positive performance versus the benchmark. Sectors contributing to Mid Cap Value Fund performance included Health Care and Utilities, while sectors detracting from Fund performance included REITs and Technology.

GROWTH OF A $10,000 INVESTMENT

Mid Cap Value Fund
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$8,592	-14.08%	-14.08%
5 Years	$12,619	26.19%	4.76%
10 Years	$26,095	160.95%	10.05%

Russell Mid Cap Value Index
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$8,771	-12.29%	-12.29%
5 Years	$13,034	30.34%	5.44%
10 Years	$34,039	240.39%	13.03%

The line representing the performance return of the Mid Cap Value Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

MID-CAP EQUITY INDEX FUND (Unaudited)

The Mid-Cap Equity Index Fund invests in the 400 stocks that comprise the S&P MidCap 400® Index (S&P MidCap 400). The S&P MidCap 400 is a market-weighted index of 400 stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ. The weightings make each company’s influence on the S&P MidCap 400’s performance directly proportional to that company’s market value. The companies included in the S&P MidCap 400 tend to be typical of this asset class, the medium-capitalized sector of the U.S. securities market.

The Mid-Cap Equity Index Fund’s performance for the year ended December 31, 2018, was -11.14% before expenses and -11.26% after expenses, finishing below the -11.08% return of the S&P MidCap 400. Note that the performance of the Mid-Cap Equity Index Fund includes expenses, such as transaction costs and management fees, which are not applicable to the benchmark.

GROWTH OF A $10,000 INVESTMENT

Mid-Cap Equity Index Fund
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$8,874	-11.26%	-11.26%
5 Years	$13,282	32.82%	5.84%
10 Years	$35,264	252.64%	13.42%

S & P MidCap 400 Index
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$8,892	-11.08%	-11.08%
5 Years	$13,399	33.99%	6.03%
10 Years	$36,053	260.53%	13.68%

The line representing the performance return of the Mid-Cap Equity Index Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

INTERNATIONAL FUND (Unaudited)

The International Fund seeks capital appreciation by investing, directly or indirectly, mainly in exchange traded funds that invest in stocks of large and mid-cap companies in developed market countries located outside of the United States and Canada that are reflected or contained in the Morgan Stanley Capital International, Inc. Europe, Australasia and Far East® Index (MSCI EAFE® Index). Currently the International Fund is invested mainly in exchange traded funds that reflect, replicate or follow the country weightings of the MSCI EAFE® Index. The Fund also has invested a small percentage of assets in exchange traded funds that provide exposure to emerging markets and to companies with small market capitalizations in developed market countries.

For the year ended December 31, 2018, the International Fund returned -13.26% before expenses and -13.36% after expenses, finishing ahead of the -13.79% return of the benchmark. The fund’s benchmark closes earlier in the day than the actual market for the fund’s investments. This time lag can result in both positive and negative performance differences.

GROWTH OF A $10,000 INVESTMENT

International Fund
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$8,664	-13.36%	-13.36%
5 Years	$10,240	2.40%	0.48%
10 Years	$17,370	73.70%	5.68%

MSCI EAFE Index
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$8,621	-13.79%	-13.79%
5 Years	$10,268	2.68%	0.53%
10 Years	$18,453	84.53%	6.32%

The line representing the performance return of the International Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

COMPOSITE FUND (Unaudited)

The Composite Fund seeks capital appreciation and current income by investing in a diversified portfolio of common stocks, debt securities and money market instruments.

The primary investment objective of the fixed income portion of the fund is to provide a high level of current income, consistent with capital preservation, while minimizing volatility. It does this by investing primarily in investment grade publicly traded debt securities. The securities held include corporate, U.S. agency and mortgage-backed securities, all of which normally yield more than U.S. Treasury issues.

For the year ended December 31, 2018, the fixed income portion of the Fund had a total return of 0.92% before expenses. This compares favorably to the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 0.01%. All but one of the asset classes represented in the Index delivered positive results during the period. Investment grade corporate bonds were the outlier with a -2.5% return. In general, higher quality bonds outperformed lower and those with shorter maturities outperformed longer.

The Federal Reserve (Fed) governors continue to remove some of the monetary accommodation put in place following the financial crisis in 2008. To that end, they raised the Fed Funds target range four times in 2018 to 2.25% — 2.50%. These moves were, for the most part, expected by the financial markets as communication from the Fed has become more transparent in recent years. Further increases are expected in 2019. In addition to raising the Fed Funds target, the Fed is removing monetary stimulus by slowly winding down its’ $4.0 trillion portfolio. Presently, the Fed reinvests a combined $50 billion fewer Treasuries and mortgage-backed securities each month than it receives via maturities and coupon payments. The intended effect is to shrink the portfolio to close to $1 trillion without having to resort to sales which might drive interest rates higher than desired.

The interest rate curve flattened as yields on short-dated Treasuries rose more than did the yields of long-dated Treasuries. Two-year Treasury Notes yielded 1.88% at the end of the 4th quarter of 2017 and 2.49% on December 31, 2018. Ten-year yields rose 28 basis points or 0.28% to 2.68%. While on the surface these increases might seem small, they do not reflect the path interest rates took during the course of 2018. The trend to higher yields that started in September 2017 peaked in early November 2018. This trend saw the Two-year yield reach 2.97%, a level not seen in a decade. Similarly, the Ten-year yield topped out at 3.24% before falling back to 2.68% at year end. Slowing inflation, lower oil prices and concerns about growth both here and abroad contributed to the fall in interest rates through the end of the year.

Despite a strong start to the year that saw investment grade spreads collapse to pre-crisis tights in early February, high-grade corporate bond spreads widened for much of the year tracing a path from 96 basis points at the end of 2017 to 154 on December 31, 2018. Concerns about a flattening yield curve which can affect bank profitability, fewer foreign buyers of U.S. corporates and less demand for short dated corporates from companies freed to repatriate cash under the new tax law all contributed to the widening. In a reversal of the theme of the last two years, lower-rated credit underperformed higher-rated. For the year, AAA-rated corporate spreads widened 23 basis points, while BBB-rated bond spreads widened 69.

The primary objective of the equity portion of the Composite Fund is to provide exposure to a diversified portfolio of primarily large capitalization, domestic equity securities that have the potential to outperform their peer group over the medium to long term. The portfolio has a focus on dividend income, and aims to continually earn a dividend yield that is higher than that of its benchmark without taking significant over or under weights in any sector.

For the year ended December 31, 2018, the equity portion of the Fund had a total return of -5.71% (before expenses), underperforming the S&P 500® Index (S&P 500) which lost -4.38%. The underperformance of the Fund was due to less favorable stock selection, as the dividend paying stocks favored by the Fund’s strategy was generally not in favor during the year.

The Fund’s aggregate performance for the year ended December 31, 2018, was -2.71% before expenses and -3.20% after expenses, versus a -2.26% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

Composite Fund
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,681	-3.20%	-3.20%
5 Years	$13,024	30.24%	5.42%
10 Years	$22,883	128.83%	8.63%

S & P 500 Index
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,562	-4.38%	-4.38%
5 Years	$15,032	50.32%	8.49%
10 Years	$34,300	243.00%	13.12%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,001	0.01%	0.01%
5 Years	$11,325	13.25%	2.52%
10 Years	$14,074	40.74%	3.48%

FTSE 3 - Month T-Bill Index
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,186	1.86%	1.86%
5 Years	$10,306	3.06%	0.60%
10 Years	$10,356	3.56%	0.35%

The line representing the performance return of the Composite Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return lines of the Indices do not. Past performance is not indicative of future results.

RETIREMENT INCOME FUND (Unaudited)

The objective of the Retirement Income Fund is current income consistent with the preservation of capital and, to a lesser extent, capital appreciation. The Retirement Income Fund invests primarily in the fixed-income funds of the Investment Company and also invests in two equity funds of the Investment Company. The Fund’s current target allocation is approximately 75% of net assets in fixed-income funds (approximately 30% in the Bond, 30% in the Mid-Term Bond Funds and 15% in the Money Market Fund) and approximately 25% of net assets in equity funds (20% in the Equity Index Fund and 5% in the Mid-Cap Equity Index Fund) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2018).

Performance for the Retirement Income Fund is compared to the Bloomberg Barclays U.S. Aggregate Bond Index (60% weighting), the FTSE 3-Month Treasury Bill Index (15% weighting) and the S&P 500® Index (25% weighting). For the year ended December 31, 2018, the Fund returned -1.13% before expenses and -1.21% after expenses, versus a -0.54% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

Retirement Income Fund
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,878	-1.21%	-1.21%
5 Years	$12,049	20.49%	3.80%
10 Years	$18,412	84.12%	6.29%

S & P 500 Index
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,562	-4.38%	-4.38%
5 Years	$15,032	50.32%	8.49%
10 Years	$34,300	243.00%	13.12%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,001	0.01%	0.01%
5 Years	$11,325	13.25%	2.52%
10 Years	$14,074	40.74%	3.48%

FTSE 3 - Month T-Bill Index
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,186	1.86%	1.86%
5 Years	$10,306	3.06%	0.60%
10 Years	$10,356	3.56%	0.35%

The line representing the performance return of the Retirement Income Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2010 RETIREMENT FUND (Unaudited)

The objective of the 2010 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a retirement in 2010. The 2010 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 70% of net assets in fixed-income funds (approximately 30% in the Bond Fund, 30% in the Mid-Term Bond Fund and 10% in the Money Market Fund) and approximately 30% of net assets in equity funds (20% in the Equity Index Fund, 7% in the Mid-Cap Equity Index Fund and 3% in the International Fund) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2018).

Performance for the 2010 Retirement Fund is compared to the Bloomberg Barclays U.S. Aggregate Bond Index (60% weighting), the FTSE 3-Month Treasury Bill Index (10% weighting) and the S&P 500® Index (30% weighting). For the year ended December 31, 2018, the Fund returned -1.88% before expenses and -1.93% after expenses, versus a -0.82% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2010 Retirement Fund
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,808	-1.93%	-1.93%
5 Years	$12,267	22.67%	4.18%
10 Years	$20,687	106.87%	7.54%

S & P 500 Index
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,562	-4.38%	-4.38%
5 Years	$15,032	50.32%	8.49%
10 Years	$34,300	243.00%	13.12%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,001	0.01%	0.01%
5 Years	$11,325	13.25%	2.52%
10 Years	$14,074	40.74%	3.48%

FTSE 3 - Month T-Bill Index
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,186	1.86%	1.86%
5 Years	$10,306	3.06%	0.60%
10 Years	$10,356	3.56%	0.35%

The line representing the performance return of the 2010 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2015 RETIREMENT FUND (Unaudited)

The objective of the 2015 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a retirement in 2015. The 2015 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 60% of net assets in fixed-income funds (30% in the Bond Fund, 25% in the Mid-Term Bond Fund and 5% in the Money Market Fund) and approximately 40% of net assets in equity funds (approximately 25% in the Equity Index Fund, 8% in the Mid-Cap Equity Index Fund, 5% in the International Fund and 1% each in the Small Cap Growth and Small Cap Value Funds) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2018).

Performance for the 2015 Retirement Fund is compared to the Bloomberg Barclays U.S. Aggregate Bond Index (55% weighting), the FTSE 3-Month Treasury Bill Index (5% weighting) and the S&P 500® Index (40% weighting). For the year ended December 31, 2018, the Fund returned -2.94% before expenses and -3.01% after expenses, versus a -1.30% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2015 Retirement Fund
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,700	-3.01%	-3.01%
5 Years	$12,414	24.14%	4.43%
10 Years	$21,912	119.12%	8.16%

S & P 500 Index
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,562	-4.38%	-4.38%
5 Years	$15,032	50.32%	8.49%
10 Years	$34,300	243.00%	13.12%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,001	0.01%	0.01%
5 Years	$11,325	13.25%	2.52%
10 Years	$14,074	40.74%	3.48%

FTSE 3 - Month T-Bill Index
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,186	1.86%	1.86%
5 Years	$10,306	3.06%	0.60%
10 Years	$10,356	3.56%	0.35%

The line representing the performance return of the 2015 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2020 RETIREMENT FUND (Unaudited)

The objective of the 2020 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2020. The 2020 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 50% of net assets in equity funds (approximately 28% in the Equity Index Fund, 10% in the Mid-Cap Equity Index Fund, 8% in the International Fund and 2% each in the Small Cap Growth and Small Cap Value Funds) and approximately 50% of net assets in fixed-income funds (28% in the Bond Fund and 22% in the Mid-Term Bond Fund) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2018).

Performance for the 2020 Retirement Fund is compared to the S&P 500® Index (50% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (50% weighting). For the year ended December 31, 2018, the Fund returned -3.97% before expenses and -4.04% after expenses, versus a -1.81% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2020 Retirement Fund
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,596	-4.04%	-4.04%
5 Years	$12,599	25.99%	4.73%
10 Years	$23,609	136.09%	8.97%

S & P 500 Index
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,562	-4.38%	-4.38%
5 Years	$15,032	50.32%	8.49%
10 Years	$34,300	243.00%	13.12%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,001	0.01%	0.01%
5 Years	$11,325	13.25%	2.52%
10 Years	$14,074	40.74%	3.48%

The line representing the performance return of the 2020 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2025 RETIREMENT FUND (Unaudited)

The objective of the 2025 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2025. The 2025 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 61% of net assets in equity funds (approximately 31% in the Equity Index Fund, 12% in the Mid-Cap Equity Index Fund, 10% in the International Fund and 4% each in the Small Cap Growth and Small Cap Value Funds) and approximately 39% of net assets in fixed-income funds (25% in the Bond Fund and 14% in the Mid-Term Bond Fund) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2018).

Performance for the 2025 Retirement Fund is compared to the S&P 500® Index (61% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (39% weighting). For the year ended December 31, 2018, the Fund returned -5.16% before expenses and -5.22% after expenses, versus a -2.31% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2025 Retirement Fund
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,478	-5.22%	-5.22%
5 Years	$12,849	28.49%	5.15%
10 Years	$25,603	156.03%	9.85%

S & P 500 Index
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,562	-4.38%	-4.38%
5 Years	$15,032	50.32%	8.49%
10 Years	$34,300	243.00%	13.12%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,001	0.01%	0.01%
5 Years	$11,325	13.25%	2.52%
10 Years	$14,074	40.74%	3.48%

The line representing the performance return of the 2025 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2030 RETIREMENT FUND (Unaudited)

The objective of the 2030 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2030. The 2030 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 72% of net assets in equity funds (approximately 33% in the Equity Index Fund, 17% in the Mid-Cap Equity Index Fund, 12% in the International Fund and 5% each in the Small Cap Growth and Small Cap Value Funds) and approximately 28% of net assets in fixed-income funds (22% in the Bond Fund and 6% in the Mid-Term Bond Fund) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2018).

Performance for the 2030 Retirement Fund is compared to the S&P 500® Index (72% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (28% weighting). For the year ended December 31, 2018, the Fund returned -6.42% before expenses and -6.49% after expenses, versus a -2.85% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2030 Retirement Fund
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,351	-6.49%	-6.49%
5 Years	$12,993	29.93%	5.38%
10 Years	$27,012	170.12%	10.44%

S & P 500 Index
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,562	-4.38%	-4.38%
5 Years	$15,032	50.32%	8.49%
10 Years	$34,300	243.00%	13.12%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,001	0.01%	0.01%
5 Years	$11,325	13.25%	2.52%
10 Years	$14,074	40.74%	3.48%

The line representing the performance return of the 2030 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2035 RETIREMENT FUND (Unaudited)

The objective of the 2035 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2035. The 2035 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 81% of net assets in equity funds (approximately 35% in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund, 14% in the International Fund and 6% each in the Small Cap Growth and Small Cap Value Funds) and approximately 19% of net assets in the Bond Fund (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2018).

Performance for the 2035 Retirement Fund is compared to the S&P 500® Index (81% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (19% weighting). For the year ended December 31, 2018, the Fund returned -7.30% before expenses and -7.36% after expenses, versus a -3.31% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2035 Retirement Fund
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,264	-7.36%	-7.36%
5 Years	$13,039	30.39%	5.45%
10 Years	$27,904	179.04%	10.80%

S & P 500 Index
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,562	-4.38%	-4.38%
5 Years	$15,032	50.32%	8.49%
10 Years	$34,300	243.00%	13.12%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,001	0.01%	0.01%
5 Years	$11,325	13.25%	2.52%
10 Years	$14,074	40.74%	3.48%

The line representing the performance return of the 2035 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2040 RETIREMENT FUND (Unaudited)

The objective of the 2040 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2040. The 2040 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 85% of net assets in equity funds (approximately 35% in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund, 16% in the International Fund and 7% each in the Small Cap Growth and Small Cap Value Funds) and approximately 15% of net assets in the Bond Fund (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2018).

Performance for the 2040 Retirement Fund is compared to the S&P 500® Index (85% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (15% weighting). For the year ended December 31, 2018, the Fund returned -7.88% before expenses and -7.94% after expenses, versus a -3.53% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2040 Retirement Fund
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,206	-7.94%	-7.94%
5 Years	$12,912	29.12%	5.25%
10 Years	$28,146	181.46%	10.90%

S & P 500 Index
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,562	-4.38%	-4.38%
5 Years	$15,032	50.32%	8.49%
10 Years	$34,300	243.00%	13.12%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,001	0.01%	0.01%
5 Years	$11,325	13.25%	2.52%
10 Years	$14,074	40.74%	3.48%

The line representing the performance return of the 2040 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2045 RETIREMENT FUND (Unaudited)

The objective of the 2045 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2045. The 2045 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 87% of net assets in equity funds (approximately 34% in the Equity Index Fund, 21% in the Mid-Cap Equity Index Fund, 16% in the International Fund and 8% each in the Small Cap Growth and Small Cap Value Funds) and approximately 13% of net assets in the Bond Fund (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2018).

Performance for the 2045 Retirement Fund is compared to the S&P 500® Index (87% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (13% weighting). For the year ended December 31, 2018, the Fund returned -8.23% before expenses and -8.29% after expenses, versus a -3.64% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2045 Retirement Fund
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,171	-8.29%	-8.29%
5 Years	$12,843	28.43%	5.13%
10 Years	$27,984	179.84%	10.83%

S & P 500 Index
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,562	-4.38%	-4.38%
5 Years	$15,032	50.32%	8.49%
10 Years	$34,300	243.00%	13.12%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,001	0.01%	0.01%
5 Years	$11,325	13.25%	2.52%
10 Years	$14,074	40.74%	3.48%

The line representing the performance return of the 2045 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2050 RETIREMENT FUND (Unaudited)

The objective of the 2050 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2050. The 2050 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 89% of net assets in equity funds (approximately 32% in the Equity Index Fund, 21% in the Mid-Cap Equity Index Fund, 18% in the International Fund and 9% each in the Small Cap Growth and Small Cap Value Funds) and approximately 11% of net assets in the Bond Fund (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2018).

Performance for the 2050 Retirement Fund is compared to the S&P 500® Index (89% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (11% weighting). For the year ended December 31, 2018, the Fund returned -8.68% before expenses and -8.74% after expenses, versus a -3.75% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2050 Retirement Fund
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,126	-8.74%	-8.74%
5 Years	$12,786	27.86%	5.04%
Since 10/1/12 (Inception)	$16,688	66.88%	8.54%

S & P 500 Index
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,562	-4.38%	-4.38%
5 Years	$15,032	50.32%	8.49%
Since 10/1/12 (Inception)	$19,826	98.26%	11.58%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,001	0.01%	0.01%
5 Years	$11,325	13.25%	2.52%
Since 10/1/12 (Inception)	$11,120	11.20%	1.71%

The line representing the performance return of the 2050 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2055 RETIREMENT FUND (Unaudited)

The objective of the 2055 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2055. The 2055 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 91% of net assets in equity funds (approximately 31% in the Equity Index Fund, 22% in the Mid-Cap Equity Index Fund, 18% in the International Fund and 10% each in the Small Cap Growth and Small Cap Value Funds) and approximately 9% of net assets in the Bond Fund (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2018).

Performance for the 2055 Retirement Fund is compared to the S&P 500® Index (91% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (9% weighting). For the year ended December 31, 2018, the Fund returned -8.83% before expenses and -8.88% after expenses, versus a -3.86% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2055 Retirement Fund
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,112	-8.88%	-8.88%
Since 10/1/16 (Inception)	$11,180	11.80%	5.08%

S & P 500 Index
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,562	-4.38%	-4.38%
Since 10/1/16 (Inception)	$12,094	20.94%	8.83%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,001	0.01%	0.01%
Since 10/1/16 (Inception)	$10,046	0.46%	0.21%

The line representing the performance return of the 2055 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2060 RETIREMENT FUND (Unaudited)

The objective of the 2060 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2060. The 2060 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 93% of net assets in equity funds (approximately 30% in the Equity Index Fund, 23% in the Mid-Cap Equity Index Fund, 20% in the International Fund and 10% each in the Small Cap Growth and Small Cap Value Funds) and approximately 7% of net assets in the Bond.

Performance for the 2060 Retirement Fund is compared to the S&P 500® Index (93% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (7% weighting). For the period July 2, 2018 (commencement of operations) through December 31, 2018, the Fund returned -10.52% before expenses and -10.54% after expenses, versus a -6.18% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2060 Retirement Fund
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative
Since 7/2/18 (Inception)	$8,946	-10.54%

S & P 500 Index
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative
Since 7/2/18 (Inception)	$9,315	-6.85%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative
Since 7/2/18 (Inception)	$10,162	1.66%

Performance is for the half-year period from July 2 (Commencement of Operations) to December 31, 2018. The line representing the performance return of the 2060 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

CONSERVATIVE ALLOCATION FUND (Unaudited)

The objective of the Conservative Allocation Fund is current income and, to a lesser extent, capital appreciation. The Conservative Allocation Fund invests primarily in the fixed-income funds of the Investment Company and also invests in the equity funds of the Investment Company. The Conservative Allocation Fund’s target allocation is approximately 65% of net assets in fixed-income funds (approximately 30% in the Bond Fund and 35% in the Mid-Term Bond Fund) and approximately 35% of net assets in equity funds (approximately 25% in the Equity Index Fund, 5% in the Mid-Cap Equity Index Fund and 5% in the International Fund).

Performance for the Conservative Allocation Fund is compared to the Bloomberg Barclays U.S. Aggregate Bond Index (65% weighting) and the S&P 500® Index (35% weighting). For the year ended December 31, 2018, the Conservative Allocation Fund returned -2.02% before expenses and -2.04% after expenses, versus a -1.19% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

Conservative Allocation Fund
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,796	-2.04%	-2.04%
5 Years	$12,192	21.92%	4.04%
10 Years	$18,857	88.57%	6.55%

S & P 500 Index
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,562	-4.38%	-4.38%
5 Years	$15,032	50.32%	8.49%
10 Years	$34,300	243.00%	13.12%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,001	0.01%	0.01%
5 Years	$11,325	13.25%	2.52%
10 Years	$14,074	40.74%	3.48%

The line representing the performance return of the Conservative Allocation Fund includes direct operating expenses and expenses in the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indicies do not. Past performance is not indicative of future results.

MODERATE ALLOCATION FUND (Unaudited)

The objective of the Moderate Allocation Fund is capital appreciation and current income. The Moderate Allocation Fund invests in the equity and fixed-income funds of the Investment Company. The Moderate Allocation Fund’s target allocation is approximately 60% of net assets in equity funds (approximately 35% of its net assets in the Equity Index Fund, 15% in the Mid-Cap Equity Index Fund and 10% in the International Fund) and approximately 40% of net assets in fixed-income funds (approximately 25% of its net assets in the Bond Fund and approximately 15% of its net assets in the Mid-Term Bond Fund).

Performance for the Moderate Allocation Fund is compared to the S&P 500® Index (60% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (40% weighting). For the year ended December 31, 2018, the Moderate Allocation Fund returned -4.39% before expenses and -4.41% after expenses, versus a -2.26% return for the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

Moderate Allocation Fund
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,559	-4.41%	-4.41%
5 Years	$12,790	27.90%	5.05%
10 Years	$23,445	134.45%	8.89%

S & P 500 Index
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,562	-4.38%	-4.38%
5 Years	$15,032	50.32%	8.49%
10 Years	$34,300	243.00%	13.12%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,001	0.01%	0.01%
5 Years	$11,325	13.25%	2.52%
10 Years	$14,074	40.74%	3.48%

The line representing the performance return of the Moderate Allocation Fund includes direct operating expenses and expenses in the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indicies do not. Past performance is not indicative of future results.

AGGRESSIVE ALLOCATION FUND (Unaudited)

The objective of the Aggressive Allocation Fund is capital appreciation and, to a lesser extent, current income. The Aggressive Allocation Fund invests in the equity and fixed-income funds of the Investment Company. The Aggressive Allocation Fund’s target allocation is approximately 80% of net assets in equity funds (approximately 35% of its net assets in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund, 5% each in the Small Cap Value Fund and Small Cap Growth Funds, and 15% in the International Fund) and approximately 20% of net assets in the Bond Fund.

Performance for the Aggressive Allocation Fund is compared to the S&P 500® Index (80% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (20% weighting). For the year ended December 31, 2018, the Aggressive Allocation Fund returned -7.11% before expenses and -7.13% after expenses, versus an -3.26% return for the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

Aggressive Allocation Fund
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,289	-7.13%	-7.13%
5 Years	$12,879	28.79%	5.19%
10 Years	$27,286	172.86%	10.55%

S & P 500 Index
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$9,562	-4.38%	-4.38%
5 Years	$15,032	50.32%	8.49%
10 Years	$34,300	243.00%	13.12%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,001	0.01%	0.01%
5 Years	$11,325	13.25%	2.52%
10 Years	$14,074	40.74%	3.48%

The line representing the performance return of the Aggressive Allocation Fund includes direct operating expenses and expenses in the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indicies do not. Past performance is not indicative of future results.

MONEY MARKET FUND (Unaudited)

The Money Market Fund’s investment objective is to realize current income while maintaining liquidity, investment quality and stability of capital through investing in high-quality commercial paper issued by U.S. corporations and securities issued by the U.S. government and its agencies. For the year ended December 31, 2018, the Money Market Fund returned 1.91% before expenses and 1.71% after expenses, compared to a 1.86% return for the FTSE 3-Month Treasury Bill Index. Note that the benchmark performance does not reflect any expenses.

The Federal Reserve (Fed) governors continue to remove some of the monetary accommodation put in place following the financial crisis in 2008. To that end, they raised the Fed Funds target range four times in 2018 to 2.25% — 2.50%. These moves were, for the most part, expected by the financial markets as communication from the Fed has become more transparent in recent years. Further increases are expected in 2019. In addition to raising the Fed Funds target, the Fed is removing monetary stimulus by slowly winding down its’ $4.0 trillion portfolio. Presently, the Fed reinvests a combined $50 billion fewer Treasuries and mortgage-backed securities each month than it receives via maturities and coupon payments. The intended effect is to shrink the portfolio to close to $1 trillion without having to resort to sales which might drive interest rates higher than desired.

The Fund’s strategy will continue to focus on quality, liquidity, and maintaining a relatively short weighted average maturity. On December 31, 2018, the fund held 22% U.S. Treasury Bills, 17% U.S. agency discount notes and the remainder in commercial paper. The average maturity was 25 days.

The seven-day effective yield as of February 12, 2019, was 2.30%. As with all performance reporting, this yield is not necessarily indicative of future annual yields. Neither the Federal Deposit Insurance Corporation nor any other U.S. government agency insures or guarantees investments in shares of the Money Market Fund.

MID-TERM BOND FUND (Unaudited)

The Mid-Term Bond Fund seeks a high level of return consistent with the preservation of capital through investment in publicly traded debt securities. The portfolio continues to emphasize corporate issues, particularly BBB-rated bonds, in order to capture incremental income. The Fund will continue to focus on income, rather than market volatility, to achieve superior returns over market cycles. To achieve the duration target of approximately 90% of the benchmark, intermediate corporate and longer U.S. Treasury maturities are emphasized. In addition, the Fund’s corporate positions will remain highly diversified in order to help shield the portfolio from any credit risks. The objective of the Fund is to maintain a maturity profile similar to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.

For the year ended December 31, 2018, the Mid-Term Bond Fund returned 1.02% before expenses and 0.57% after expenses versus a 0.88% return of the Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index during the same period. The Fund’s emphasis on higher-yielding, short-dated corporate issues was a major contributor to its outperformance.

GROWTH OF A $10,000 INVESTMENT

Mid-Term Bond Fund
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,057	0.57%	0.57%
5 Years	$11,062	10.62%	2.04%
10 Years	$14,375	43.75%	3.70%

Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,088	0.88%	0.88%
5 Years	$10,961	9.61%	1.86%
10 Years	$13,311	33.11%	2.90%

The line representing the performance return of the Mid-Term Bond Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

BOND FUND (Unaudited)

The Bond Fund’s primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. It does this by investing primarily in investment grade publicly traded debt securities. A secondary objective is preservation of capital. The securities held by the Bond Fund include corporate, U.S. agency and mortgage-backed securities, all of which normally yield more than U.S. Treasury issues.

Over the long term, the Bond Fund’s strategy is to overweight corporate bonds, underweight U.S. Treasuries, and market weight mortgage-backed securities. The portfolio’s aim is to maintain a similar maturity profile to the benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Aggregate) with an overweighting of BBB issuers. To achieve the duration target of approximately 90% of the benchmark, intermediate corporate and longer U.S. Treasury maturities are emphasized. The Bond Fund also stresses diversification in order to protect the Fund from unexpected credit events, so few corporate holdings exceed one-half of one percent of the Fund’s value. This extreme diversification will be maintained going forward as part of our risk control.

The fixed income market posted marginally positive returns for 2018. The Bloomberg Barclays U.S. Aggregate Bond Index returned 0.01% for the year. All but one of the asset classes represented in the Index delivered positive results during the period. Investment grade corporate bonds were the outlier with a -2.5% return. In general, higher quality bonds outperformed lower and those with shorter maturities outperformed longer.

The Federal Reserve (Fed) governors continue to remove some of the monetary accommodation put in place following the financial crisis in 2008. To that end, they raised the Fed Funds target range four times in 2018 to 2.25% — 2.50%. These moves were, for the most part, expected by the financial markets as communication from the Fed has become more transparent in recent years. Further increases are expected in 2019. In addition to raising the Fed Funds target, the Fed is removing monetary stimulus by slowly winding down its’ $4.0 trillion portfolio. Presently, the Fed reinvests a combined $50 billion fewer Treasuries and mortgage-backed securities each month than it receives via maturities and coupon payments. The intended effect is to shrink the portfolio to close to $1 trillion without having to resort to sales which might drive interest rates higher than desired.

The interest rate curve flattened as yields on short-dated Treasuries rose more than did the yields of long-dated Treasuries. Two-year Treasury Notes yielded 1.88% at the end of the 4th quarter of 2017 and 2.49% on December 31, 2018. Ten-year yields rose 28 basis points or 0.28% to 2.68%. While on the surface these increases might seem small, they do not reflect the path interest rates took during the course of 2018. The trend to higher yields that started in September 2017 peaked in early November 2018. This trend saw the Two-year yield reach 2.97%, a level not seen in a decade. Similarly, the Ten-year yield topped out at 3.24% before falling back to 2.68% at year end. Slowing inflation, lower oil prices and concerns about growth both here and abroad contributed to the fall in interest rates through the end of the year.

Despite a strong start to the year that saw investment grade spreads collapse to pre-crisis tights in early February, high-grade corporate bond spreads widened for much of the year tracing a path from 96 basis points at the end of 2017 to 154 on December 31. Concerns about a flattening yield curve which can affect bank profitability, fewer foreign buyers of U.S. corporates and less demand for short dated corporates from companies freed to repatriate cash under the new tax law all contributed to the widening. In a reversal of the theme of the last two years, lower-rated credit underperformed higher-rated. For the year, AAA-rated corporate spreads widened 23 basis points, while BBB-rated bond spreads widened 69.

For the year ended December 31, 2018, the Bond Fund returned 0.62% before expenses and 0.17% after expenses versus the 0.01% return of the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s relative outperformance was driven primarily by its underweight position in long-dated securities which, as noted above, performed poorly relative to the remainder of the market.

GROWTH OF A $10,000 INVESTMENT

Bond Fund
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,018	0.17%	0.17%
5 Years	$11,592	15.92%	3.00%
10 Years	$16,032	60.32%	4.85%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2018	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,001	0.01%	0.01%
5 Years	$11,325	13.25%	2.52%
10 Years	$14,074	40.74%	3.48%

The line representing the performance return of the Bond Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF DECEMBER 31, 2018 (Unaudited)

Equity Index Fund

All America Fund

Small Cap Value Fund

Small Cap Growth Fund

Small Cap Equity Index Fund

Mid Cap Value Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF DECEMBER 31, 2018 (Unaudited) (Continued)

Mid-Cap Equity Index Fund

International Fund

Composite Fund

Retirement Income Fund

2010 Retirement Fund

2015 Retirement Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF DECEMBER 31, 2018 (Unaudited) (Continued)

2020 Retirement Fund

2025 Retirement Fund

2030 Retirement Fund

2035 Retirement Fund

2040 Retirement Fund

2045 Retirement Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF DECEMBER 31, 2018 (Unaudited) (Continued)

2050 Retirement Fund

2055 Retirement Fund

2060 Retirement Fund

Conservative Allocation Fund

Moderate Allocation Fund

Aggressive Allocation Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF DECEMBER 31, 2018 (Unaudited) (Continued)

Money Market Fund

Mid-Term Bond Fund

Bond Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited)

EXAMPLE

As a shareholder of one of the Mutual of America Investment Corporation Funds, you incur ongoing costs, including management fees and other Fund expenses. You do not incur transactional costs, such as sales charges (loads), redemption fees or exchange fees. Additionally, Mutual of America Capital Management LLC, the Funds’ Adviser, has contractually agreed to reimburse the direct non-advisory operating expenses of any Allocation or Retirement Fund (each a “Fund of Funds”) that has less than $50 million in average daily net assets for the prior calendar year. This contractual obligation remains in effect through April 30, 2019 and will continue for succeeding 12 month periods ending April 30th unless i) The Fund of Funds has at least $50 million in average daily net assets for the prior calendar year, ii) the Investment Company gives not less than 30 days written notice to the Adviser, or iii) the Adviser gives 45 days advance notice to the Investment Company before the next May 1 of a given year to terminate the agreement. In that case, the agreement will terminate on the next May 1 following the written notice.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at July 1, 2018 and held for the entire period ending December 31, 2018 under the expense reimbursement agreement in effect during that period as described above.

The estimate of expenses does not include fees and charges associated with your variable annuity contract or variable life insurance policy. If those fees and charges were included, the estimate of expenses for the period would be higher and your ending account value would be lower.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning other non-Mutual of America funds, which may also charge transactional costs, such as sales charges (loads), redemption fees or exchange fees, which the Mutual of America Investment Corporation does not charge.

Equity Index Fund
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period* July 1, 2018 to December 31, 2018
Actual	$1,000.00	$930.74	$0.63
Hypothetical (5% return before expenses)	$1,000.00	$1,024.23	$0.66

*	Expenses are equal to the Fund’s annual expense ratio of 0.13%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

All America Fund
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period* July 1, 2018 to December 31, 2018
Actual	$1,000.00	$899.33	$2.49
Hypothetical (5% return before expenses)	$1,000.00	$1,022.22	$2.65

*	Expenses are equal to the Fund’s annual expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Small Cap Value Fund
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period* July 1, 2018 to December 31, 2018
Actual	$1,000.00	$843.76	$3.75
Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	$4.13

*	Expenses are equal to the Fund’s annual expense ratio of 0.81%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Small Cap Growth Fund
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period* July 1, 2018 to December 31, 2018
Actual	$1,000.00	$845.01	$3.76
Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	$4.13

*	Expenses are equal to the Fund’s annual expense ratio of 0.81%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Small Cap Equity Index Fund
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period* July 1, 2018 to December 31, 2018
Actual	$1,000.00	$834.59	$0.65
Hypothetical (5% return before expenses)	$1,000.00	$1,024.18	$0.71

*

The Fund commenced operations on July 2, 2018. Expenses are equal to the Fund’s annualized expense ratio of 0.14%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

Mid Cap Value Fund
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period* July 1, 2018 to December 31, 2018
Actual	$1,000.00	$859.99	$3.04
Hypothetical (5% return before expenses)	$1,000.00	$1,021.55	$3.31

*	Expenses are equal to the Fund’s annual expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Mid-Cap Equity Index Fund
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period* July 1, 2018 to December 31, 2018
Actual	$1,000.00	$858.53	$0.65
Hypothetical (5% return before expenses)	$1,000.00	$1,024.18	$0.71

*	Expenses are equal to the Fund’s annual expense ratio of 0.14%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

International Fund
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period* July 1, 2018 to December 31, 2018
Actual	$1,000.00	$891.01	$1.62
Hypothetical (5% return before expenses)	$1,000.00	$1,023.15	$1.73

*

Expenses are equal to the Fund’s annual expense ratio of 0.34% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Composite Fund
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period* July 1, 2018 to December 31, 2018
Actual	$1,000.00	$962.35	$2.52
Hypothetical (5% return before expenses)	$1,000.00	$1,022.27	$2.60

*	Expenses are equal to the Fund’s annual expense ratio of 0.51%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

Retirement Income Fund
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period* July 1, 2018 to December 31, 2018
Actual	$1,000.00	$987.52	$2.05
Hypothetical (5% return before expenses)	$1,000.00	$1,022.78	$2.09

*

Expenses are equal to the Fund’s annual expense ratio of 0.41% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2010 Retirement Fund
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period* July 1, 2018 to December 31, 2018
Actual	$1,000.00	$979.01	$1.85
Hypothetical (5% return before expenses)	$1,000.00	$1,022.99	$1.89

*

Expenses are equal to the Fund’s annual expense ratio of 0.37% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2015 Retirement Fund
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period* July 1, 2018 to December 31, 2018
Actual	$1,000.00	$966.01	$1.88
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	$1.94

*

Expenses are equal to the Fund’s annual expense ratio of 0.38% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2020 Retirement Fund
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period* July 1, 2018 to December 31, 2018
Actual	$1,000.00	$953.99	$1.77
Hypothetical (5% return before expenses)	$1,000.00	$1,023.04	$1.84

*

Expenses are equal to the Fund’s annual expense ratio of 0.36% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

2025 Retirement Fund
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period* July 1, 2018 to December 31, 2018
Actual	$1,000.00	$939.31	$1.71
Hypothetical (5% return before expenses)	$1,000.00	$1,023.09	$1.78

*

Expenses are equal to the Fund’s annual expense ratio of 0.35% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2030 Retirement Fund
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period* July 1, 2018 to December 31, 2018
Actual	$1,000.00	$924.07	$1.65
Hypothetical (5% return before expenses)	$1,000.00	$1,023.15	$1.73

*

Expenses are equal to the Fund’s annual expense ratio of 0.34% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2035 Retirement Fund
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period* July 1, 2018 to December 31, 2018
Actual	$1,000.00	$913.27	$1.54
Hypothetical (5% return before expenses)	$1,000.00	$1,023.25	$1.63

*

Expenses are equal to the Fund’s annual expense ratio of 0.32% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2040 Retirement Fund
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period* July 1, 2018 to December 31, 2018
Actual	$1,000.00	$907.47	$1.58
Hypothetical (5% return before expenses)	$1,000.00	$1,023.20	$1.68

*

Expenses are equal to the Fund’s annual expense ratio of 0.33% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

2045 Retirement Fund
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period* July 1, 2018 to December 31, 2018
Actual	$1,000.00	$903.41	$1.63
Hypothetical (5% return before expenses)	$1,000.00	$1,023.15	$1.73

*

Expenses are equal to the Fund’s annual expense ratio of 0.34% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2050 Retirement Fund
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period* July 1, 2018 to December 31, 2018
Actual	$1,000.00	$899.17	$1.67
Hypothetical (5% return before expenses)	$1,000.00	$1,023.09	$1.78

*

Expenses are equal to the Fund’s annual expense ratio of 0.35% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2055 Retirement Fund
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period* July 1, 2018 to December 31, 2018
Actual	$1,000.00	$898.21	$1.62
Hypothetical (5% return before expenses)	$1,000.00	$1,023.15	$1.73

*

Expenses are equal to the Fund’s annual expense ratio of 0.34% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2060 Retirement Fund
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period* July 1, 2018 to December 31, 2018
Actual	$1,000.00	$894.57	$1.62
Hypothetical (5% return before expenses)	$1,000.00	$1,023.15	$1.73

*

The Fund commenced operations on July 2, 2018. Expenses are equal to the Fund’s annualized expense ratio of 0.34% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

Conservative Allocation Fund
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period* July 1, 2018 to December 31, 2018
Actual	$1,000.00	$980.45	$1.80
Hypothetical (5% return before expenses)	$1,000.00	$1,023.04	$1.84

*

Expenses are equal to the Fund’s annual expense ratio of 0.36% (reflecting direct operating expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Moderate Allocation Fund
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period* July 1, 2018 to December 31, 2018
Actual	$1,000.00	$950.02	$1.33
Hypothetical (5% return before expenses)	$1,000.00	$1,023.51	$1.38

*

Expenses are equal to the Fund’s annual expense ratio of 0.27% (reflecting direct operating expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Aggressive Allocation Fund
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period* July 1, 2018 to December 31, 2018
Actual	$1,000.00	$918.66	$1.35
Hypothetical (5% return before expenses)	$1,000.00	$1,023.45	$1.43

*

Expenses are equal to the Fund’s annual expense ratio of 0.28% (reflecting direct operating expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Money Market Fund
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period* July 1, 2018 to December 31, 2018
Actual	$1,000.00	$1,009.88	$1.01
Hypothetical (5% return before expenses)	$1,000.00	$1,023.87	$1.02

*	Expenses are equal to the Fund’s annual expense ratio of 0.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

Mid-Term Bond Fund
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period* July 1, 2018 to December 31, 2018
Actual	$1,000.00	$1,014.66	$2.29
Hypothetical (5% return before expenses)	$1,000.00	$1,022.58	$2.29

*	Expenses are equal to the Fund’s annual expense ratio of 0.45%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Bond Fund
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period* July 1, 2018 to December 31, 2018
Actual	$1,000.00	$1,017.39	$2.29
Hypothetical (5% return before expenses)	$1,000.00	$1,022.58	$2.29

*	Expenses are equal to the Fund’s annual expense ratio of 0.45%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2018

	Shares	Value

INDEXED ASSETS:
COMMON STOCKS:
COMMUNICATION SERVICES (9.8%)
Activision Blizzard, Inc.	93,025	$4,332,174
Alphabet, Inc. Cl A*	36,501	38,142,085
Alphabet, Inc. Cl C*	37,474	38,808,449
AT&T, Inc.	879,824	25,110,177
CBS Corp. Cl B	40,847	1,785,831
CenturyLink, Inc.	115,289	1,746,628
Charter Communications, Inc. Cl A*	21,577	6,148,798
Comcast Corp. Cl A	552,013	18,796,043
Discovery, Inc. Cl A*	19,052	471,346
Discovery, Inc. Cl C*	43,916	1,013,581
DISH Network Corp. Cl A*	27,865	695,789
Electronic Arts, Inc.*	36,692	2,895,366
Facebook, Inc. Cl A*	290,669	38,103,799
Interpublic Group of Cos., Inc.	46,377	956,758
Netflix, Inc.*	53,627	14,353,803
News Corp. Cl A	46,805	531,237
News Corp. Cl B	14,935	172,499
Omnicom Group, Inc.	27,045	1,980,776
Take-Two Interactive Software, Inc.*	13,908	1,431,690
TripAdvisor, Inc.*	12,535	676,138
Twenty-First Century Fox, Inc. Cl A	127,503	6,135,444
Twenty-First Century Fox, Inc. Cl B	58,805	2,809,703
Twitter, Inc.*	88,562	2,545,272
Verizon Communications, Inc.	496,575	27,917,446
Viacom, Inc. Cl B	42,791	1,099,729
Walt Disney Co.	180,868	19,832,176

		258,492,737

CONSUMER DISCRETIONARY (9.6%)
Advance Auto Parts, Inc.	8,888	1,399,504
Amazon.com, Inc.*	49,445	74,264,907
Aptiv PLC	31,847	1,960,820
AutoZone, Inc.*	3,047	2,554,422
Best Buy Co., Inc.	28,473	1,507,930
Booking Hldgs., Inc.*	5,581	9,612,826
BorgWarner, Inc.	25,312	879,339
CarMax, Inc.*	21,002	1,317,455
Carnival Corp.	48,349	2,383,606
Chipotle Mexican Grill, Inc. Cl A*	2,928	1,264,281
Darden Restaurants, Inc.	14,927	1,490,610
Dollar General Corp.	31,925	3,450,454
Dollar Tree, Inc.*	28,808	2,601,939
DR Horton, Inc.	41,508	1,438,667
eBay, Inc.*	109,752	3,080,739
Expedia Group, Inc.	14,338	1,615,176
Foot Locker, Inc.	13,954	742,353
Ford Motor Co.	472,741	3,616,469
Gap, Inc.	25,923	667,776
Garmin Ltd.	14,566	922,319
General Motors Co.	158,975	5,317,714
Genuine Parts Co.	17,712	1,700,706
Goodyear Tire & Rubber Co.	28,201	575,582

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER DISCRETIONARY (CONTINUED)
H&R Block, Inc.	24,796	$629,074
Hanesbrands, Inc.	43,944	550,618
Harley-Davidson, Inc.	19,460	663,975
Hasbro, Inc.	14,093	1,145,056
Hilton Worldwide Hldgs., Inc.	35,933	2,579,989
Home Depot, Inc.	136,290	23,417,348
Kohl’s Corp.	20,103	1,333,633
L Brands, Inc.	28,033	719,607
Leggett & Platt, Inc.	15,829	567,311
Lennar Corp. Cl A	35,537	1,391,274
LKQ Corp.*	38,163	905,608
Lowe’s Cos., Inc.	97,306	8,987,182
Macy’s, Inc.	37,506	1,116,929
Marriott International, Inc. Cl A	34,512	3,746,623
Mattel, Inc.*	41,313	412,717
McDonald’s Corp.	92,737	16,467,309
MGM Resorts International	61,183	1,484,300
Michael Kors Hldgs. Ltd.*	18,121	687,148
Mohawk Industries, Inc.*	7,645	894,159
Newell Brands, Inc.	52,416	974,413
NIKE, Inc. Cl B	155,348	11,517,501
Nordstrom, Inc.	13,747	640,748
Norwegian Cruise Line Hldgs. Ltd.*	26,771	1,134,823
O’Reilly Automotive, Inc.*	9,698	3,339,312
PulteGroup, Inc.	31,202	810,940
PVH Corp.	9,229	857,836
Ralph Lauren Corp. Cl A	6,653	688,319
Ross Stores, Inc.	45,188	3,759,642
Royal Caribbean Cruises Ltd.	20,845	2,038,433
Starbucks Corp.	149,928	9,655,363
Tapestry, Inc.	35,092	1,184,355
Target Corp.	63,179	4,175,500
Tiffany & Co.	13,164	1,059,834
TJX Cos., Inc.	149,776	6,700,978
Tractor Supply Co.	14,819	1,236,497
Ulta Beauty, Inc.*	6,803	1,665,647
Under Armour, Inc. Cl A*	22,660	400,402
Under Armour, Inc. Cl C*	23,348	377,537
VF Corp.	39,479	2,816,432
Whirlpool Corp.	7,860	839,998
Wynn Resorts Ltd.	11,836	1,170,699
Yum! Brands, Inc.	37,392	3,437,073

		252,547,736

CONSUMER STAPLES (7.2%)
Altria Group, Inc.	224,712	11,098,526
Archer-Daniels-Midland Co.	67,609	2,769,941
Brown-Forman Corp. Cl B	19,947	949,078
Campbell Soup Co.	23,167	764,279
Church & Dwight Co., Inc.	29,357	1,930,516
Clorox Co.	15,313	2,360,346
Coca-Cola Co.	460,887	21,822,999
Colgate-Palmolive Co.	104,867	6,241,684
Conagra Brands, Inc.	58,899	1,258,083
Constellation Brands, Inc. Cl A	20,134	3,237,950

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER STAPLES (CONTINUED)
Costco Wholesale Corp.	52,943	$10,785,019
Coty, Inc. Cl A	54,603	358,196
Estee Lauder Cos., Inc. Cl A	26,506	3,448,431
General Mills, Inc.	72,132	2,808,820
Hershey Co.	16,866	1,807,698
Hormel Foods Corp.	32,852	1,402,123
JM Smucker Co.	13,671	1,278,102
Kellogg Co.	30,545	1,741,370
Kimberly-Clark Corp.	41,502	4,728,738
Kraft Heinz Co.	75,500	3,249,520
Kroger Co.	96,290	2,647,975
Lamb Weston Hldgs., Inc.	17,652	1,298,481
McCormick & Co., Inc.	14,677	2,043,625
Molson Coors Brewing Co. Cl B	22,741	1,277,135
Mondelez International, Inc. Cl A	175,570	7,028,067
Monster Beverage Corp.*	48,254	2,375,062
PepsiCo, Inc.	170,824	18,872,636
Philip Morris International, Inc.	187,876	12,542,602
Procter & Gamble Co.	299,244	27,506,508
Sysco Corp.	57,540	3,605,456
Tyson Foods, Inc. Cl A	35,667	1,904,618
Walgreens Boots Alliance, Inc.	97,495	6,661,833
Walmart, Inc.	171,636	15,987,893

		187,793,310

ENERGY (5.1%)
Anadarko Petroleum Corp.	60,784	2,664,771
Apache Corp.	46,015	1,207,894
Baker Hughes, a GE Co. Cl A	62,185	1,336,977
Cabot Oil & Gas Corp.	51,640	1,154,154
Chevron Corp.	231,284	25,161,386
Cimarex Energy Co.	11,647	718,037
Concho Resources, Inc.*	24,216	2,489,163
ConocoPhillips	138,840	8,656,674
Devon Energy Corp.	56,705	1,278,131
Diamondback Energy, Inc.	18,688	1,732,378
EOG Resources, Inc.	70,547	6,152,404
Exxon Mobil Corp.	509,908	34,770,626
Halliburton Co.	106,266	2,824,550
Helmerich & Payne, Inc.	13,194	632,520
Hess Corp.	29,939	1,212,529
HollyFrontier Corp.	19,416	992,546
Kinder Morgan, Inc.	229,070	3,523,097
Marathon Oil Corp.	100,663	1,443,507
Marathon Petroleum Corp.	82,970	4,896,060
National Oilwell Varco, Inc.	46,061	1,183,768
Newfield Exploration Co.*	24,230	355,212
Noble Energy, Inc.	58,241	1,092,601
Occidental Petroleum Corp.	91,162	5,595,524
ONEOK, Inc.	49,781	2,685,685
Phillips 66	51,052	4,398,130
Pioneer Natural Resources Co.	20,459	2,690,768
Schlumberger Ltd.	165,442	5,969,147
TechnipFMC PLC	50,814	994,938
Valero Energy Corp.	50,785	3,807,351

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
ENERGY (CONTINUED)
Williams Cos., Inc.	145,819	$3,215,309

		134,835,837

FINANCIALS (12.9%)
Affiliated Managers Group, Inc.	6,288	612,703
Aflac, Inc.	91,520	4,169,651
Allstate Corp.	41,367	3,418,155
American Express Co.	84,448	8,049,583
American International Group, Inc.	106,964	4,215,451
Ameriprise Financial, Inc.	16,855	1,759,156
Aon PLC	28,948	4,207,881
Arthur J. Gallagher & Co.	22,085	1,627,664
Assurant, Inc.	6,283	561,951
Bank of America Corp.	1,102,201	27,158,233
Bank of New York Mellon Corp.	109,504	5,154,353
BB&T Corp.	92,588	4,010,912
Berkshire Hathaway, Inc. Cl B*	234,114	47,801,397
BlackRock, Inc. Cl A	14,625	5,744,992
Brighthouse Financial, Inc.*	14,325	436,626
Capital One Financial Corp.	57,188	4,322,841
Cboe Global Markets, Inc.	12,890	1,261,029
Charles Schwab Corp.	144,890	6,017,282
Chubb Ltd.	55,231	7,134,741
Cincinnati Financial Corp.	18,194	1,408,579
Citigroup, Inc.	295,728	15,395,600
Citizens Financial Group, Inc.	56,412	1,677,129
CME Group, Inc. Cl A	43,132	8,113,992
Comerica, Inc.	19,477	1,337,875
Discover Financial Svcs.	40,634	2,396,593
E*TRADE Financial Corp.	30,738	1,348,783
Everest Re Group Ltd.	4,892	1,065,282
Fifth Third Bancorp	78,837	1,855,035
First Republic Bank	19,723	1,713,929
Franklin Resources, Inc.	35,770	1,060,938
Goldman Sachs Group, Inc.	41,760	6,976,008
Hartford Financial Svcs. Group, Inc.	43,106	1,916,062
Huntington Bancshares, Inc.	127,354	1,518,060
Intercontinental Exchange, Inc.	68,432	5,154,983
Invesco Ltd.	49,563	829,685
Jefferies Financial Group, Inc.	34,041	590,952
JPMorgan Chase & Co.	400,986	39,144,253
KeyCorp	123,916	1,831,478
Lincoln National Corp.	25,717	1,319,539
Loews Corp.	33,313	1,516,408
M&T Bank Corp.	16,910	2,420,328
Marsh & McLennan Cos., Inc.	60,509	4,825,593
MetLife, Inc.	118,269	4,856,125
Moody’s Corp.	20,056	2,808,642
Morgan Stanley	157,723	6,253,717
MSCI, Inc. Cl A	10,681	1,574,700
Nasdaq, Inc.	13,764	1,122,729

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Northern Trust Corp.	26,631	$2,226,085
People’s United Financial, Inc.	45,628	658,412
PNC Financial Svcs. Group Inc	55,471	6,485,115
Principal Financial Group, Inc.	31,516	1,392,062
Progressive Corp.	70,412	4,247,956
Prudential Financial, Inc.	49,734	4,055,808
Raymond James Financial, Inc.	15,533	1,155,811
Regions Financial Corp.	124,422	1,664,766
S&P Global, Inc.	30,155	5,124,541
State Street Corp.	45,486	2,868,802
SunTrust Banks, Inc.	53,889	2,718,161
SVB Financial Group*	6,450	1,224,984
Synchrony Financial	79,671	1,869,082
T. Rowe Price Group, Inc.	29,055	2,682,358
Torchmark Corp.	12,308	917,315
Travelers Cos., Inc.	31,857	3,814,876
U.S. Bancorp	182,635	8,346,419
Unum Group	26,313	773,076
Wells Fargo & Co.	509,671	23,485,640
Willis Towers Watson PLC	15,593	2,367,953
Zions Bancorporation	23,135	942,520

		338,719,340

HEALTH CARE (15.0%)
Abbott Laboratories	212,133	15,343,580
AbbVie, Inc.	184,416	17,001,311
ABIOMED, Inc.*	5,453	1,772,443
Agilent Technologies, Inc.	38,509	2,597,817
Alexion Pharmaceuticals, Inc.*	27,328	2,660,654
Align Technology, Inc.*	8,762	1,835,026
Allergan PLC	38,407	5,133,480
AmerisourceBergen Corp. Cl A	19,022	1,415,237
Amgen, Inc.	76,852	14,960,779
Anthem, Inc.	30,961	8,131,287
Baxter International, Inc.	59,720	3,930,770
Becton Dickinson & Co.	32,353	7,289,778
Biogen, Inc.*	24,569	7,393,304
Boston Scientific Corp.*	167,694	5,926,306
Bristol-Myers Squibb Co.	197,044	10,242,347
Cardinal Health, Inc.	36,039	1,607,339
Celgene Corp.*	85,341	5,469,505
Centene Corp.*	24,879	2,868,549
Cerner Corp.*	40,091	2,102,372
Cigna Corp.	45,814	8,700,995
Cooper Cos., Inc.	5,906	1,503,077
CVS Health Corp.	155,705	10,201,792
Danaher Corp.	74,297	7,661,507
DaVita, Inc.*	15,268	785,691
DENTSPLY SIRONA, Inc.	26,764	995,888
Edwards Lifesciences Corp.*	25,292	3,873,976
Eli Lilly & Co.	113,552	13,140,237
Gilead Sciences, Inc.	157,185	9,831,922
HCA Healthcare, Inc.	32,432	4,036,162
Henry Schein, Inc.*	18,461	1,449,558
Hologic, Inc.*	32,478	1,334,846
Humana, Inc.	16,458	4,714,888

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
IDEXX Laboratories, Inc.*	10,498	$1,952,838
Illumina, Inc.*	17,952	5,384,343
Incyte Corp.*	21,731	1,381,874
Intuitive Surgical, Inc.*	13,844	6,630,169
IQVIA Hldgs., Inc.*	19,024	2,210,018
Johnson & Johnson	323,664	41,768,839
Laboratory Corp. of America Hldgs.*	12,208	1,542,603
McKesson Corp.	23,554	2,602,010
Medtronic PLC	161,992	14,734,792
Merck & Co., Inc.	313,780	23,975,930
Mettler-Toledo International, Inc.*	3,018	1,706,920
Mylan NV*	62,703	1,718,062
Nektar Therapeutics Cl A*	21,291	699,835
PerkinElmer, Inc.	13,489	1,059,561
Perrigo Co. PLC	15,236	590,395
Pfizer, Inc.	698,143	30,473,942
Quest Diagnostics, Inc.	16,461	1,370,708
Regeneron Pharmaceuticals, Inc.*	9,437	3,524,720
ResMed, Inc.	17,268	1,966,307
Stryker Corp.	37,407	5,863,547
Thermo Fisher Scientific, Inc.	48,562	10,867,690
UnitedHealth Group, Inc.	116,443	29,008,280
Universal Health Svcs., Inc. Cl B	10,228	1,192,176
Varian Medical Systems, Inc.*	11,085	1,256,041
Vertex Pharmaceuticals, Inc.*	31,155	5,162,695
Waters Corp.*	9,131	1,722,563
WellCare Health Plans, Inc.*	6,010	1,418,901
Zimmer Biomet Hldgs., Inc.	24,650	2,556,698
Zoetis, Inc. Cl A	58,099	4,969,788

		395,224,668

INDUSTRIALS (8.9%)
3M Co.	70,635	13,458,793
Alaska Air Group, Inc.	14,896	906,422
Allegion PLC	11,473	914,513
American Airlines Group, Inc.	49,747	1,597,376
AMETEK, Inc.	27,992	1,895,058
AO Smith Corp.	17,382	742,211
Arconic, Inc.	52,229	880,581
Boeing Co.	63,948	20,623,230
Caterpillar, Inc.	71,138	9,039,506
CH Robinson Worldwide, Inc.	16,511	1,388,410
Cintas Corp.	10,351	1,738,865
Copart, Inc.*	24,751	1,182,603
CSX Corp.	96,840	6,016,669
Cummins, Inc.	17,763	2,373,847
Deere & Co.	38,936	5,808,083
Delta Air Lines, Inc.	75,281	3,756,522
Dover Corp.	17,723	1,257,447
Eaton Corp. PLC	52,260	3,588,172
Emerson Electric Co.	75,472	4,509,452
Equifax, Inc.	14,523	1,352,527
Expeditors International of Washington, Inc.	20,837	1,418,791

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
Fastenal Co.	34,754	$1,817,287
FedEx Corp.	29,047	4,686,153
Flowserve Corp.	15,819	601,438
Fluor Corp.	17,055	549,171
Fortive Corp.	35,614	2,409,643
Fortune Brands Home & Security, Inc.	17,195	653,238
General Dynamics Corp.	33,481	5,263,548
General Electric Co.	1,051,132	7,957,069
Harris Corp.	14,166	1,907,452
Honeywell International, Inc.	89,071	11,768,061
Huntington Ingalls Industries, Inc.	5,179	985,616
IHS Markit Ltd.*	43,330	2,078,540
Illinois Tool Works, Inc.	37,023	4,690,444
Ingersoll-Rand PLC	29,802	2,718,836
Jacobs Engineering Group, Inc.	14,449	844,689
JB Hunt Transport Svcs., Inc.	10,538	980,456
Johnson Controls International PLC	112,082	3,323,231
Kansas City Southern	12,232	1,167,544
L-3 Technologies, Inc.	9,490	1,648,033
Lockheed Martin Corp.	29,697	7,775,863
Masco Corp.	37,120	1,085,389
Nielsen Hldgs. PLC	43,024	1,003,750
Norfolk Southern Corp.	32,843	4,911,342
Northrop Grumman Corp.	20,750	5,081,675
PACCAR, Inc.	42,190	2,410,737
Parker-Hannifin Corp.	15,909	2,372,668
Pentair PLC	19,257	727,529
Quanta Svcs., Inc.	17,683	532,258
Raytheon Co.	34,242	5,251,011
Republic Svcs., Inc. Cl A	26,062	1,878,810
Robert Half International, Inc.	14,683	839,868
Rockwell Automation, Inc.	14,573	2,192,945
Rollins, Inc.	17,784	642,002
Roper Technologies, Inc.	12,509	3,333,899
Snap-on, Inc.	6,745	979,981
Southwest Airlines Co.	61,044	2,837,325
Stanley Black & Decker, Inc.	18,337	2,195,672
Textron, Inc.	29,311	1,348,013
TransDigm Group, Inc.*	5,863	1,993,772
Union Pacific Corp.	88,708	12,262,107
United Continental Hldgs., Inc.*	27,582	2,309,441
United Parcel Svcs., Inc. Cl B	83,476	8,141,414
United Rentals, Inc.*	9,927	1,017,815
United Technologies Corp.	97,765	10,410,017
Verisk Analytics, Inc. Cl A*	19,887	2,168,478
Waste Management, Inc.	47,156	4,196,412
WW Grainger, Inc.	5,528	1,560,886
Xylem, Inc.	21,658	1,445,022

		233,405,628

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (19.5%)
Accenture PLC Cl A	76,848	$10,836,336
Adobe, Inc.*	59,617	13,487,750
Advanced Micro Devices, Inc.*	107,529	1,984,985
Akamai Technologies, Inc.*	19,713	1,204,070
Alliance Data Systems Corp.	5,657	849,003
Amphenol Corp. Cl A	36,350	2,945,077
Analog Devices, Inc.	44,880	3,852,050
ANSYS, Inc.*	10,085	1,441,550
Apple, Inc.	548,010	86,443,098
Applied Materials, Inc.	118,960	3,894,750
Arista Networks, Inc.*	6,367	1,341,527
Autodesk, Inc.*	26,623	3,423,984
Automatic Data Processing, Inc.	53,082	6,960,112
Broadcom, Inc.	50,012	12,717,051
Broadridge Financial Solutions, Inc.	14,215	1,368,194
Cadence Design Systems, Inc.*	34,139	1,484,364
Cisco Systems, Inc.	543,196	23,536,683
Citrix Systems, Inc.	15,524	1,590,589
Cognizant Technology Solutions Corp. Cl A	70,163	4,453,947
Corning, Inc.	96,905	2,927,500
DXC Technology Co.	33,924	1,803,739
F5 Networks, Inc.*	7,337	1,188,814
Fidelity National Information Svcs., Inc.	39,308	4,031,035
Fiserv, Inc.*	48,338	3,552,360
FleetCor Technologies, Inc.*	10,731	1,992,961
FLIR Systems, Inc.	16,453	716,364
Fortinet, Inc.*	17,720	1,248,020
Gartner, Inc.*	10,965	1,401,766
Global Payments, Inc.	19,180	1,978,033
Hewlett Packard Enterprise Co.	171,614	2,267,021
HP, Inc.	190,438	3,896,362
Intel Corp.	551,889	25,900,151
International Business Machines Corp.	109,844	12,485,968
Intuit, Inc.	31,411	6,183,255
IPG Photonics Corp.*	4,338	491,452
Jack Henry & Associates, Inc.	9,343	1,182,076
Juniper Networks, Inc.	41,687	1,121,797
Keysight Technologies, Inc.*	22,655	1,406,422
KLA-Tencor Corp.	18,374	1,644,289
Lam Research Corp.	18,821	2,562,856
Mastercard, Inc. Cl A	110,322	20,812,245
Maxim Integrated Products, Inc.	33,584	1,707,746
Microchip Technology, Inc.	28,776	2,069,570
Micron Technology, Inc.*	135,784	4,308,426
Microsoft Corp.	940,810	95,558,072
Motorola Solutions, Inc.	19,673	2,263,182
NetApp, Inc.	30,446	1,816,713
NVIDIA Corp.	74,134	9,896,889
Oracle Corp.	307,908	13,902,046
Paychex, Inc.	38,708	2,521,826
PayPal Hldgs. Inc.*	143,511	12,067,840

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Qorvo, Inc.*	15,107	$917,448
QUALCOMM, Inc.	146,704	8,348,925
Red Hat, Inc.*	21,256	3,733,404
Salesforce.com, Inc.*	93,167	12,761,084
Seagate Technology PLC	31,474	1,214,582
Skyworks Solutions, Inc.	21,506	1,441,332
Symantec Corp.	77,913	1,472,166
Synopsys, Inc.*	18,098	1,524,576
TE Connectivity Ltd.	41,177	3,114,217
Texas Instruments, Inc.	116,094	10,970,883
Total System Svcs., Inc.	20,302	1,650,350
VeriSign, Inc.*	12,904	1,913,534
Visa, Inc. Cl A	212,476	28,034,083
Western Digital Corp.	35,253	1,303,303
Western Union Co.	53,631	914,945
Xerox Corp.	25,146	496,885
Xilinx, Inc.	30,670	2,612,164

		513,145,797

MATERIALS (2.6%)
Air Products & Chemicals, Inc.	26,430	4,230,122
Albemarle Corp.	12,807	987,036
Avery Dennison Corp.	10,458	939,442
Ball Corp.	40,767	1,874,467
Celanese Corp. Cl A	16,014	1,440,780
CF Industries Hldgs., Inc.	27,816	1,210,274
DowDuPont, Inc.	276,624	14,793,852
Eastman Chemical Co.	16,917	1,236,802
Ecolab, Inc.	30,643	4,515,246
FMC Corp.	16,396	1,212,648
Freeport-McMoRan, Inc.	175,915	1,813,684
International Flavors & Fragrances, Inc.	12,193	1,637,154
International Paper Co.	48,823	1,970,496
Linde PLC	66,730	10,412,549
LyondellBasell Industries NV Cl A	37,821	3,145,194
Martin Marietta Materials, Inc.	7,612	1,308,274
Mosaic Co.	42,801	1,250,217
Newmont Mining Corp.	64,010	2,217,947
Nucor Corp.	37,662	1,951,268
Packaging Corp. of America	11,415	952,696
PPG Industries, Inc.	28,892	2,953,629
Sealed Air Corp.	18,881	657,814
Sherwin-Williams Co.	9,937	3,909,812
Vulcan Materials Co.	16,134	1,594,039
WestRock Co.	30,678	1,158,401

		69,373,843

REAL ESTATE (2.9%)
Alexandria Real Estate Equities, Inc.	12,959	1,493,395
American Tower Corp.	53,132	8,404,951
Apartment Investment & Management Co. Cl A	18,684	819,854
AvalonBay Communities, Inc.	16,652	2,898,281

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
Boston Properties, Inc.	18,611	$2,094,668
CBRE Group, Inc. Cl A*	38,276	1,532,571
Crown Castle International Corp.	50,125	5,445,079
Digital Realty Trust, Inc.	24,882	2,651,177
Duke Realty Corp.	43,125	1,116,937
Equinix, Inc.	9,737	3,432,877
Equity Residential	44,428	2,932,692
Essex Property Trust, Inc.	7,918	1,941,573
Extra Space Storage, Inc.	15,114	1,367,515
Federal Realty Investment Trust	8,884	1,048,667
HCP, Inc.	57,424	1,603,852
Host Hotels & Resorts, Inc.	89,309	1,488,781
Iron Mountain, Inc.	34,163	1,107,223
Kimco Realty Corp.	50,845	744,879
Macerich Co.	12,745	551,604
Mid-America Apartment Communities, Inc.	13,645	1,305,827
Prologis, Inc.	75,921	4,458,081
Public Storage	17,932	3,629,616
Realty Income Corp.	35,362	2,229,220
Regency Centers Corp.	20,411	1,197,717
SBA Communications Corp. Cl A*	13,679	2,214,493
Simon Property Group, Inc.	37,250	6,257,628
SL Green Realty Corp.	10,253	810,807
UDR, Inc.	33,190	1,314,988
Ventas, Inc.	42,864	2,511,402
Vornado Realty Trust	20,949	1,299,466
Welltower, Inc.	45,448	3,154,546
Weyerhaeuser Co.	90,887	1,986,790

		75,047,157

UTILITIES (3.2%)
AES Corp.	79,787	1,153,720
Alliant Energy Corp.	28,330	1,196,943
Ameren Corp.	29,291	1,910,652
American Electric Power Co., Inc.	59,249	4,428,270
American Water Works Co., Inc.	21,738	1,973,158
CenterPoint Energy, Inc.	60,188	1,699,107
CMS Energy Corp.	34,013	1,688,745
Consolidated Edison, Inc.	37,397	2,859,375
Dominion Energy, Inc.	78,709	5,624,545
DTE Energy Co.	21,862	2,411,379
Duke Energy Corp.	85,605	7,387,712
Edison International	39,100	2,219,707
Entergy Corp.	21,756	1,872,539
Evergy, Inc.	31,549	1,791,037
Eversource Energy	38,085	2,477,048
Exelon Corp.	116,381	5,248,783
FirstEnergy Corp.	58,543	2,198,290
NextEra Energy, Inc.	57,436	9,983,526
NiSource, Inc.	43,509	1,102,953
NRG Energy, Inc.	35,109	1,390,316
PG&E Corp.*	62,148	1,476,015
Pinnacle West Capital Corp.	13,506	1,150,711

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
UTILITIES (CONTINUED)
PPL Corp.	86,716	$2,456,664
Public Svc. Enterprise Group, Inc.	60,603	3,154,386
SCANA Corp.	17,192	821,434
Sempra Energy	32,879	3,557,179
Southern Co.	123,700	5,432,904
WEC Energy Group, Inc.	37,854	2,621,768
Xcel Energy, Inc.	61,912	3,050,404

		84,339,270

TOTAL INDEXED ASSETS-COMMON STOCKS
(Cost: $1,646,680,615) 96.7%		2,542,925,323

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (2.1%)
U.S. Treasury Bill	A-1+	2.29	01/17/19	$5,000,000	$4,994,936
U.S. Treasury Bill	A-1+	2.36	02/14/19	20,000,000	19,942,531
U.S. Treasury Bill (1)	A-1+	2.36	02/21/19	13,000,000	12,956,691
U.S. Treasury Bill	A-1+	2.36	02/28/19	11,000,000	10,958,353
U.S. Treasury Bill (1)	A-1+	2.37	02/21/19	6,000,000	5,980,011

					54,832,522

COMMERCIAL PAPER (1.0%)
Cargill, Inc.†	A-1	2.39	01/02/19	25,200,000	25,198,327

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $80,030,849) 3.1%					80,030,849

		Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (0.0%) (2)
Citibank, New York Time Deposit		1.67	01/02/19	$138,594	$138,594

TOTAL TEMPORARY CASH INVESTMENT (Cost: $138,594) 0.0% (2)					138,594

TOTAL INVESTMENTS (Cost: $1,726,850,058) 99.8%					2,623,094,766

OTHER NET ASSETS 0.2%					5,514,746

NET ASSETS 100.0%					$2,628,609,512

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2018

	Shares	Value

INDEXED ASSETS:
COMMON STOCKS:
COMMUNICATION SERVICES (5.7%)
Activision Blizzard, Inc.	5,463	$254,412
Alphabet, Inc. Cl A*	2,144	2,240,394
Alphabet, Inc. Cl C*	2,201	2,279,378
AT&T, Inc.	51,673	1,474,748
CBS Corp. Cl B	2,399	104,884
CenturyLink, Inc.	6,771	102,581
Charter Communications, Inc. Cl A*	1,267	361,057
Comcast Corp. Cl A	32,421	1,103,935
Discovery, Inc. Cl A*	1,119	27,684
Discovery, Inc. Cl C*	2,579	59,523
DISH Network Corp. Cl A*	1,637	40,876
Electronic Arts, Inc.*	2,155	170,051
Facebook, Inc. Cl A*	17,071	2,237,837
Interpublic Group of Cos., Inc.	2,724	56,196
Netflix, Inc.*	3,150	843,129
News Corp. Cl A	2,749	31,201
News Corp. Cl B	877	10,129
Omnicom Group, Inc.	1,588	116,305
Take-Two Interactive Software, Inc.*	817	84,102
TripAdvisor, Inc.*	736	39,700
Twenty-First Century Fox, Inc. Cl A	7,488	360,323
Twenty-First Century Fox, Inc. Cl B	3,454	165,032
Twitter, Inc.*	5,201	149,477
Verizon Communications, Inc.	29,165	1,639,656
Viacom, Inc. Cl B	2,513	64,584
Walt Disney Co.	10,623	1,164,812

		15,182,006

CONSUMER DISCRETIONARY (5.5%)
Advance Auto Parts, Inc.	522	82,194
Amazon.com, Inc.*	2,904	4,361,721
Aptiv PLC	1,870	115,136
AutoZone, Inc.*	179	150,063
Best Buy Co., Inc.	1,672	88,549
Booking Hldgs., Inc.*	328	564,954
BorgWarner, Inc.	1,487	51,658
CarMax, Inc.*	1,233	77,346
Carnival Corp.	2,840	140,012
Chipotle Mexican Grill, Inc. Cl A*	172	74,268
Darden Restaurants, Inc.	877	87,577
Dollar General Corp.	1,875	202,650
Dollar Tree, Inc.*	1,692	152,821
DR Horton, Inc.	2,438	84,501
eBay, Inc.*	6,446	180,939
Expedia Group, Inc.	842	94,851
Foot Locker, Inc.	820	43,624
Ford Motor Co.	27,765	212,402
Gap, Inc.	1,523	39,233
Garmin Ltd.	855	54,139
General Motors Co.	9,337	312,323
Genuine Parts Co.	1,040	99,861
Goodyear Tire & Rubber Co.	1,656	33,799
H&R Block, Inc.	1,456	36,939
Hanesbrands, Inc.	2,581	32,340
Harley-Davidson, Inc.	1,143	38,999

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER DISCRETIONARY (CONTINUED)
Hasbro, Inc.	828	$67,275
Hilton Worldwide Hldgs., Inc.	2,110	151,498
Home Depot, Inc.	8,005	1,375,419
Kohl’s Corp.	1,181	78,348
L Brands, Inc.	1,646	42,253
Leggett & Platt, Inc.	930	33,331
Lennar Corp. Cl A	2,087	81,706
LKQ Corp.*	2,241	53,179
Lowe’s Cos., Inc.	5,715	527,837
Macy’s, Inc.	2,203	65,605
Marriott International, Inc. Cl A	2,027	220,051
Mattel, Inc.*	2,427	24,246
McDonald’s Corp.	5,447	967,224
MGM Resorts International	3,593	87,166
Michael Kors Hldgs. Ltd.*	1,064	40,347
Mohawk Industries, Inc.*	448	52,398
Newell Brands, Inc.	3,078	57,220
NIKE, Inc. Cl B	9,124	676,453
Nordstrom, Inc.	807	37,614
Norwegian Cruise Line Hldgs. Ltd.*	1,572	66,637
O’Reilly Automotive, Inc.*	569	195,924
PulteGroup, Inc.	1,833	47,640
PVH Corp.	542	50,379
Ralph Lauren Corp. Cl A	391	40,453
Ross Stores, Inc.	2,654	220,813
Royal Caribbean Cruises Ltd.	1,224	119,695
Starbucks Corp.	8,805	567,042
Tapestry, Inc.	2,061	69,559
Target Corp.	3,711	245,260
Tiffany & Co.	773	62,234
TJX Cos., Inc.	8,797	393,578
Tractor Supply Co.	870	72,593
Ulta Beauty, Inc.*	400	97,936
Under Armour, Inc. Cl A*	1,331	23,519
Under Armour, Inc. Cl C*	1,371	22,169
VF Corp.	2,319	165,437
Whirlpool Corp.	462	49,374
Wynn Resorts Ltd.	695	68,742
Yum! Brands, Inc.	2,196	201,856

		14,832,909

CONSUMER STAPLES (4.1%)
Altria Group, Inc.	13,198	651,849
Archer-Daniels-Midland Co.	3,971	162,692
Brown-Forman Corp. Cl B	1,172	55,764
Campbell Soup Co.	1,361	44,899
Church & Dwight Co., Inc.	1,724	113,370
Clorox Co.	899	138,572
Coca-Cola Co.	27,069	1,281,717
Colgate-Palmolive Co.	6,159	366,584
Conagra Brands, Inc.	3,459	73,884
Constellation Brands, Inc. Cl A	1,182	190,089
Costco Wholesale Corp.	3,109	633,334
Coty, Inc. Cl A	3,207	21,038
Estee Lauder Cos., Inc. Cl A	1,557	202,566
General Mills, Inc.	4,236	164,950

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER STAPLES (CONTINUED)
Hershey Co.	991	$106,215
Hormel Foods Corp.	1,929	82,330
JM Smucker Co.	802	74,979
Kellogg Co.	1,794	102,276
Kimberly-Clark Corp.	2,437	277,672
Kraft Heinz Co.	4,434	190,839
Kroger Co.	5,655	155,513
Lamb Weston Hldgs., Inc.	1,037	76,282
McCormick & Co., Inc.	862	120,025
Molson Coors Brewing Co. Cl B	1,336	75,030
Mondelez International, Inc. Cl A	10,311	412,749
Monster Beverage Corp.*	2,834	139,489
PepsiCo, Inc.	10,033	1,108,446
Philip Morris International, Inc.	11,034	736,630
Procter & Gamble Co.	17,575	1,615,494
Sysco Corp.	3,379	211,728
Tyson Foods, Inc. Cl A	2,095	111,873
Walgreens Boots Alliance, Inc.	5,726	391,258
Walmart, Inc.	10,080	938,952

		11,029,088

ENERGY (3.0%)
Anadarko Petroleum Corp.	3,570	156,509
Apache Corp.	2,703	70,954
Baker Hughes, a GE Co. Cl A	3,652	78,518
Cabot Oil & Gas Corp.	3,033	67,788
Chevron Corp.	13,584	1,477,803
Cimarex Energy Co.	684	42,169
Concho Resources, Inc.*	1,422	146,167
ConocoPhillips	8,154	508,402
Devon Energy Corp.	3,330	75,058
Diamondback Energy, Inc.	1,098	101,784
EOG Resources, Inc.	4,143	361,311
Exxon Mobil Corp.	29,948	2,042,154
Halliburton Co.	6,241	165,886
Helmerich & Payne, Inc.	775	37,153
Hess Corp.	1,758	71,199
HollyFrontier Corp.	1,140	58,277
Kinder Morgan, Inc.	13,454	206,923
Marathon Oil Corp.	5,912	84,778
Marathon Petroleum Corp.	4,873	287,556
National Oilwell Varco, Inc.	2,705	69,518
Newfield Exploration Co.*	1,423	20,861
Noble Energy, Inc.	3,421	64,178
Occidental Petroleum Corp.	5,354	328,629
ONEOK, Inc.	2,924	157,750
Phillips 66	2,998	258,278
Pioneer Natural Resources Co.	1,202	158,087
Schlumberger Ltd.	9,717	350,589
TechnipFMC PLC	2,984	58,427
Valero Energy Corp.	2,983	223,635
Williams Cos., Inc.	8,564	188,836

		7,919,177

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (7.4%)
Affiliated Managers Group, Inc.	369	$35,955
Aflac, Inc.	5,375	244,885
Allstate Corp.	2,430	200,791
American Express Co.	4,960	472,787
American International Group, Inc.	6,282	247,574
Ameriprise Financial, Inc.	990	103,326
Aon PLC	1,700	247,112
Arthur J. Gallagher & Co.	1,297	95,589
Assurant, Inc.	369	33,003
Bank of America Corp.	64,734	1,595,046
Bank of New York Mellon Corp.	6,431	302,707
BB&T Corp.	5,438	235,574
Berkshire Hathaway, Inc. Cl B*	13,750	2,807,475
BlackRock, Inc. Cl A	859	337,432
Brighthouse Financial, Inc.*	841	25,634
Capital One Financial Corp.	3,359	253,907
Cboe Global Markets, Inc.	757	74,057
Charles Schwab Corp.	8,510	353,420
Chubb Ltd.	3,244	419,060
Cincinnati Financial Corp.	1,069	82,762
Citigroup, Inc.	17,369	904,230
Citizens Financial Group, Inc.	3,313	98,495
CME Group, Inc. Cl A	2,533	476,508
Comerica, Inc.	1,144	78,581
Discover Financial Svcs.	2,386	140,726
E*TRADE Financial Corp.	1,805	79,203
Everest Re Group Ltd.	287	62,497
Fifth Third Bancorp	4,630	108,944
First Republic Bank	1,158	100,630
Franklin Resources, Inc.	2,101	62,316
Goldman Sachs Group, Inc.	2,453	409,774
Hartford Financial Svcs. Group, Inc.	2,532	112,547
Huntington Bancshares, Inc.	7,480	89,162
Intercontinental Exchange, Inc.	4,019	302,751
Invesco Ltd.	2,911	48,730
Jefferies Financial Group, Inc.	1,999	34,703
JPMorgan Chase & Co.	23,551	2,299,049
KeyCorp	7,278	107,569
Lincoln National Corp.	1,510	77,478
Loews Corp.	1,957	89,083
M&T Bank Corp.	993	142,128
Marsh & McLennan Cos., Inc.	3,554	283,431
MetLife, Inc.	6,946	285,203
Moody’s Corp.	1,178	164,967
Morgan Stanley	9,263	367,278
MSCI, Inc. Cl A	627	92,439
Nasdaq, Inc.	808	65,909
Northern Trust Corp.	1,564	130,735
People’s United Financial, Inc.	2,680	38,672
PNC Financial Svcs. Group, Inc.	3,258	380,893
Principal Financial Group, Inc.	1,851	81,759
Progressive Corp.	4,135	249,464
Prudential Financial, Inc.	2,921	238,208
Raymond James Financial, Inc.	912	67,862
Regions Financial Corp.	7,307	97,768

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
S&P Global, Inc.	1,771	$300,964
State Street Corp.	2,671	168,460
SunTrust Banks, Inc.	3,165	159,643
SVB Financial Group*	379	71,980
Synchrony Financial	4,679	109,769
T Rowe Price Group, Inc.	1,706	157,498
Torchmark Corp.	723	53,885
Travelers Cos., Inc.	1,871	224,052
U.S. Bancorp	10,726	490,178
Unum Group	1,546	45,421
Wells Fargo & Co.	29,934	1,379,359
Willis Towers Watson PLC	916	139,104
Zions Bancorporation	1,359	55,366

		19,893,467

HEALTH CARE (8.7%)
Abbott Laboratories	12,459	901,159
AbbVie, Inc.	10,831	998,510
ABIOMED, Inc.*	320	104,013
Agilent Technologies, Inc.	2,262	152,595
Alexion Pharmaceuticals, Inc.*	1,605	156,263
Align Technology, Inc.*	514	107,647
Allergan PLC	2,256	301,537
AmerisourceBergen Corp. Cl A	1,117	83,105
Amgen, Inc.	4,514	878,740
Anthem, Inc.	1,818	477,461
Baxter International, Inc.	3,507	230,831
Becton Dickinson & Co.	1,900	428,108
Biogen, Inc.*	1,443	434,228
Boston Scientific Corp.*	9,849	348,064
Bristol-Myers Squibb Co.	11,573	601,565
Cardinal Health, Inc.	2,117	94,418
Celgene Corp.*	5,012	321,219
Centene Corp.*	1,461	168,453
Cerner Corp.*	2,355	123,496
Cigna Corp.	2,691	511,075
Cooper Cos., Inc.	346	88,057
CVS Health Corp.	9,145	599,180
Danaher Corp.	4,364	450,016
DaVita, Inc.*	897	46,160
DENTSPLY SIRONA, Inc.	1,572	58,494
Edwards Lifesciences Corp.*	1,485	227,457
Eli Lilly & Co.	6,669	771,737
Gilead Sciences, Inc.	9,232	577,462
HCA Healthcare, Inc.	1,905	237,077
Henry Schein, Inc.*	1,084	85,116
Hologic, Inc.*	1,907	78,378
Humana, Inc.	967	277,026
IDEXX Laboratories, Inc.*	617	114,774
Illumina, Inc.*	1,054	316,126
Incyte Corp.*	1,276	81,141
Intuitive Surgical, Inc.*	813	389,362
IQVIA Hldgs., Inc.*	1,117	129,762
Johnson & Johnson	19,009	2,453,111
Laboratory Corp. of America Hldgs.*	717	90,600

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
McKesson Corp.	1,383	$152,780
Medtronic PLC	9,514	865,393
Merck & Co., Inc.	18,429	1,408,160
Mettler-Toledo International, Inc.*	178	100,673
Mylan NV*	3,683	100,914
Nektar Therapeutics Cl A*	1,250	41,087
PerkinElmer, Inc.	792	62,212
Perrigo Co. PLC	895	34,681
Pfizer, Inc.	41,003	1,789,781
Quest Diagnostics, Inc.	966	80,439
Regeneron Pharmaceuticals, Inc.*	554	206,919
ResMed, Inc.	1,014	115,464
Stryker Corp.	2,197	344,380
Thermo Fisher Scientific, Inc.	2,852	638,249
UnitedHealth Group, Inc.	6,839	1,703,732
Universal Health Svcs., Inc. Cl B	601	70,053
Varian Medical Systems, Inc.*	651	73,765
Vertex Pharmaceuticals, Inc.*	1,830	303,249
Waters Corp.*	536	101,116
WellCare Health Plans, Inc.*	352	83,103
Zimmer Biomet Hldgs., Inc.	1,448	150,187
Zoetis, Inc. Cl A	3,412	291,862

		23,211,722

INDUSTRIALS (5.1%)
3M Co.	4,149	790,550
Alaska Air Group, Inc.	875	53,244
Allegion PLC	674	53,724
American Airlines Group, Inc.	2,922	93,825
AMETEK, Inc.	1,644	111,299
AO Smith Corp.	1,021	43,597
Arconic, Inc.	3,067	51,710
Boeing Co.	3,756	1,211,310
Caterpillar, Inc.	4,178	530,898
CH Robinson Worldwide, Inc.	970	81,567
Cintas Corp.	607	101,970
Copart, Inc.*	1,454	69,472
CSX Corp.	5,688	353,395
Cummins, Inc.	1,043	139,386
Deere & Co.	2,287	341,152
Delta Air Lines, Inc.	4,421	220,608
Dover Corp.	1,041	73,859
Eaton Corp. PLC	3,069	210,717
Emerson Electric Co.	4,433	264,872
Equifax, Inc.	853	79,440
Expeditors International of Washington, Inc.	1,224	83,342
Fastenal Co.	2,041	106,724
FedEx Corp.	1,706	275,229
Flowserve Corp.	929	35,321
Fluor Corp.	1,002	32,264
Fortive Corp.	2,092	141,545
Fortune Brands Home & Security, Inc.	1,009	38,332
General Dynamics Corp.	1,966	309,075
General Electric Co.	61,735	467,334

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
Harris Corp.	831	$111,894
Honeywell International, Inc.	5,231	691,120
Huntington Ingalls Industries, Inc.	304	57,854
IHS Markit Ltd.*	2,545	122,084
Illinois Tool Works, Inc.	2,174	275,424
Ingersoll-Rand PLC	1,750	159,652
Jacobs Engineering Group, Inc.	849	49,632
JB Hunt Transport Svcs., Inc.	618	57,499
Johnson Controls International PLC	6,583	195,186
Kansas City Southern	718	68,533
L-3 Technologies, Inc.	557	96,729
Lockheed Martin Corp.	1,744	456,649
Masco Corp.	2,180	63,743
Nielsen Hldgs. PLC	2,527	58,955
Norfolk Southern Corp.	1,929	288,463
Northrop Grumman Corp.	1,219	298,533
PACCAR, Inc.	2,477	141,536
Parker-Hannifin Corp.	935	139,446
Pentair PLC	1,131	42,729
Quanta Svcs., Inc.	1,039	31,274
Raytheon Co.	2,011	308,387
Republic Svcs., Inc. Cl A	1,531	110,370
Robert Half International, Inc.	862	49,306
Rockwell Automation, Inc.	856	128,811
Rollins, Inc.	1,044	37,689
Roper Technologies, Inc.	735	195,892
Snap-on, Inc.	396	57,535
Southwest Airlines Co.	3,585	166,631
Stanley Black & Decker, Inc.	1,077	128,960
Textron, Inc.	1,721	79,149
TransDigm Group, Inc.*	344	116,981
Union Pacific Corp.	5,210	720,178
United Continental Hldgs., Inc.*	1,620	135,643
United Parcel Svcs., Inc. Cl B	4,903	478,190
United Rentals, Inc.*	583	59,775
United Technologies Corp.	5,742	611,408
Verisk Analytics, Inc. Cl A*	1,168	127,359
Waste Management, Inc.	2,770	246,502
WW Grainger, Inc.	325	91,767
Xylem, Inc.	1,272	84,868

		13,708,097

INFORMATION TECHNOLOGY (11.2%)
Accenture PLC Cl A	4,513	636,378
Adobe, Inc.*	3,501	792,066
Advanced Micro Devices, Inc.*	6,315	116,575
Akamai Technologies, Inc.*	1,158	70,731
Alliance Data Systems Corp.	332	49,827
Amphenol Corp. Cl A	2,135	172,978
Analog Devices, Inc.	2,636	226,248
ANSYS, Inc.*	592	84,620
Apple, Inc.	32,185	5,076,862
Applied Materials, Inc.	6,987	228,754
Arista Networks, Inc.*	374	78,802
Autodesk, Inc.*	1,564	201,146

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Automatic Data Processing, Inc.	3,118	$408,832
Broadcom, Inc.	2,937	746,820
Broadridge Financial Solutions, Inc.	835	80,369
Cadence Design Systems, Inc.*	2,005	87,177
Cisco Systems, Inc.	31,903	1,382,357
Citrix Systems, Inc.	912	93,443
Cognizant Technology Solutions Corp. Cl A	4,121	261,601
Corning, Inc.	5,691	171,925
DXC Technology Co.	1,992	105,915
F5 Networks, Inc.*	431	69,835
Fidelity National Information Svcs., Inc.	2,309	236,788
Fiserv, Inc.*	2,839	208,638
FleetCor Technologies, Inc.*	630	117,003
FLIR Systems, Inc.	966	42,060
Fortinet, Inc.*	1,041	73,318
Gartner, Inc.*	643	82,201
Global Payments, Inc.	1,126	116,124
Hewlett Packard Enterprise Co.	10,079	133,144
HP, Inc.	11,185	228,845
Intel Corp.	32,413	1,521,142
International Business Machines Corp.	6,451	733,285
Intuit, Inc.	1,845	363,188
IPG Photonics Corp.*	254	28,776
Jack Henry & Associates, Inc.	549	69,459
Juniper Networks, Inc.	2,448	65,876
Keysight Technologies, Inc.*	1,331	82,628
KLA-Tencor Corp.	1,079	96,560
Lam Research Corp.	1,105	150,468
Mastercard, Inc. Cl A	6,479	1,222,263
Maxim Integrated Products, Inc.	1,972	100,276
Microchip Technology, Inc.	1,690	121,545
Micron Technology, Inc.*	7,975	253,047
Microsoft Corp.	55,255	5,612,250
Motorola Solutions, Inc.	1,155	132,871
NetApp, Inc.	1,788	106,690
NVIDIA Corp.	4,354	581,259
Oracle Corp.	18,084	816,493
Paychex, Inc.	2,273	148,086
PayPal Hldgs., Inc.*	8,429	708,795
Qorvo, Inc.*	887	53,867
QUALCOMM, Inc.	8,616	490,337
Red Hat, Inc.*	1,248	219,199
Salesforce.com, Inc.*	5,472	749,500
Seagate Technology PLC	1,849	71,353
Skyworks Solutions, Inc.	1,263	84,646
Symantec Corp.	4,576	86,463
Synopsys, Inc.*	1,063	89,547
TE Connectivity Ltd.	2,418	182,873
Texas Instruments, Inc.	6,818	644,301
Total System Svcs., Inc.	1,192	96,898
VeriSign, Inc.*	758	112,404
Visa, Inc. Cl A	12,479	1,646,479
Western Digital Corp.	2,070	76,528

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Western Union Co.	3,150	$53,739
Xerox Corp.	1,477	29,186
Xilinx, Inc.	1,801	153,391

		30,137,050

MATERIALS (1.5%)
Air Products & Chemicals, Inc.	1,552	248,398
Albemarle Corp.	752	57,957
Avery Dennison Corp.	614	55,156
Ball Corp.	2,394	110,076
Celanese Corp. Cl A	941	84,662
CF Industries Hldgs., Inc.	1,634	71,095
DowDuPont, Inc.	16,247	868,890
Eastman Chemical Co.	994	72,671
Ecolab, Inc.	1,800	265,230
FMC Corp.	963	71,223
Freeport-McMoRan, Inc.	10,332	106,523
International Flavors & Fragrances, Inc.	716	96,137
International Paper Co.	2,867	115,712
Linde PLC	3,919	611,521
LyondellBasell Industries NV Cl A	2,221	184,698
Martin Marietta Materials, Inc.	447	76,826
Mosaic Co.	2,514	73,434
Newmont Mining Corp.	3,759	130,249
Nucor Corp.	2,212	114,604
Packaging Corp. of America	670	55,918
PPG Industries, Inc.	1,697	173,484
Sealed Air Corp.	1,109	38,638
Sherwin-Williams Co.	584	229,781
Vulcan Materials Co.	948	93,662
WestRock Co.	1,801	68,006

		4,074,551

REAL ESTATE (1.6%)
Alexandria Real Estate Equities, Inc.	761	87,698
American Tower Corp.	3,120	493,553
Apartment Investment & Management Co. Cl A	1,097	48,136
AvalonBay Communities, Inc.	978	170,221
Boston Properties, Inc.	1,093	123,017
CBRE Group, Inc. Cl A*	2,248	90,010
Crown Castle International Corp.	2,944	319,807
Digital Realty Trust, Inc.	1,461	155,670
Duke Realty Corp.	2,533	65,605
Equinix, Inc.	572	201,664
Equity Residential	2,609	172,220
Essex Property Trust, Inc.	465	114,023
Extra Space Storage, Inc.	888	80,346
Federal Realty Investment Trust	522	61,617
HCP, Inc.	3,373	94,208
Host Hotels & Resorts, Inc.	5,245	87,434
Iron Mountain, Inc.	2,006	65,014

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
Kimco Realty Corp.	2,986	$43,745
Macerich Co.	748	32,373
Mid-America Apartment Communities, Inc.	802	76,751
Prologis, Inc.	4,459	261,833
Public Storage	1,053	213,138
Realty Income Corp.	2,077	130,934
Regency Centers Corp.	1,199	70,357
SBA Communications Corp. Cl A*	803	129,998
Simon Property Group, Inc.	2,188	367,562
SL Green Realty Corp.	602	47,606
UDR, Inc.	1,949	77,219
Ventas, Inc.	2,517	147,471
Vornado Realty Trust	1,230	76,297
Welltower, Inc.	2,669	185,255
Weyerhaeuser Co.	5,338	116,689

		4,407,471

UTILITIES (1.9%)
AES Corp.	4,686	67,760
Alliant Energy Corp.	1,664	70,304
Ameren Corp.	1,720	112,196
American Electric Power Co., Inc.	3,480	260,095
American Water Works Co., Inc.	1,277	115,913
CenterPoint Energy, Inc.	3,535	99,793
CMS Energy Corp.	1,998	99,201
Consolidated Edison, Inc.	2,196	167,906
Dominion Energy, Inc.	4,623	330,360
DTE Energy Co.	1,283	141,515
Duke Energy Corp.	5,028	433,916
Edison International	2,296	130,344
Entergy Corp.	1,277	109,911
Evergy, Inc.	1,853	105,195
Eversource Energy	2,237	145,494
Exelon Corp.	6,835	308,258
FirstEnergy Corp.	3,438	129,097
NextEra Energy, Inc.	3,373	586,295
NiSource, Inc.	2,555	64,769
NRG Energy, Inc.	2,062	81,655
PG&E Corp.*	3,650	86,687
Pinnacle West Capital Corp.	793	67,564
PPL Corp.	5,093	144,285
Public Svc. Enterprise Group, Inc.	3,559	185,246
SCANA Corp.	1,010	48,258
Sempra Energy	1,931	208,915
Southern Co.	7,265	319,079
WEC Energy Group, Inc.	2,223	153,965
Xcel Energy, Inc.	3,636	179,146

		4,953,122

TOTAL INDEX ASSETS-COMMON STOCKS
(Cost: $97,941,226 ) 55.7%		149,348,660

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Rating**	Rate(%)	Maturity	Face Amount	Value
INDEXED ASSETS:
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.2%)
U.S. Treasury Bill (1)	A-1+	2.37	02/21/2019	$500,000	$498,334

U.S. GOVERNMENT AGENCIES (0.5%)
FHLB	A-1+	2.15	01/02/2019	1,400,000	1,399,916

TOTAL INDEXED ASSETS-SHORT-TERM DEBT (0.7%) (Cost: $1,898,250) 0.7%					1,898,250

TOTAL INDEXED ASSETS (Cost: $99,839,476) 56.4%					151,246,910

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Shares	Value

ACTIVE ASSETS:
COMMON STOCKS:
COMMUNICATION SERVICES (1.2%)
CenturyLink, Inc.	5,951	$90,157
Discovery, Inc. Cl A*	4,509	111,553
Discovery, Inc. Cl C*	19,855	458,254
Lions Gate Entertainment Corp. Cl A	18,625	299,862
Lions Gate Entertainment Corp. Cl B	17,243	256,576
MSG Networks, Inc. Cl A*	15,199	358,088
Nexstar Media Group, Inc. Cl A	1,360	106,950
ORBCOMM, Inc.*	46,632	385,180
Shenandoah Telecommunications Co.	8,862	392,144
Take-Two Interactive Software, Inc.*	3,869	398,275
World Wrestling Entertainment, Inc. Cl A	2,656	198,456
Zayo Group Hldgs., Inc.*	4,484	102,415

		3,157,910

CONSUMER DISCRETIONARY (4.0%)
American Axle & Manufacturing Hldgs., Inc.*	14,543	161,427
AutoZone, Inc.*	906	759,536
Belmond Ltd. Cl A*	30,706	768,571
Bloomin’ Brands, Inc.	27,768	496,770
BorgWarner, Inc.	8,356	290,288
Bright Horizons Family Solutions, Inc.*	1,968	219,334
Dave & Buster’s Entertainment, Inc.	14,911	664,434
Etsy, Inc.*	5,934	282,280
Expedia Group, Inc.	1,151	129,660
Five Below, Inc.*	8,625	882,510
Haverty Furniture Cos., Inc.	14,513	272,554
Houghton Mifflin Harcourt Co.*	21,199	187,823
Lithia Motors, Inc. Cl A	12,132	926,036
Marriott International, Inc. Cl A	2,882	312,870
Marriott Vacations Worldwide Corp.	2,580	181,916
NVR, Inc.*	107	260,758
Playa Hotels & Resorts NV*	34,774	250,025
Qurate Retail, Inc.*	11,611	226,647
Ralph Lauren Corp. Cl A	4,737	490,090
Red Rock Resorts, Inc. Cl A	18,893	383,717
Shutterfly, Inc.*	2,035	81,929
Sleep Number Corp.*	21,500	682,195
Stamps.com, Inc.*	4,171	649,174
Steven Madden Ltd.	11,947	361,516
Taylor Morrison Home Corp. Cl A*	3,067	48,765
Tractor Supply Co.	6,451	538,271
Unifi, Inc.*	7,410	169,244
Weight Watchers International, Inc.*	3,572	137,701

		10,816,041

CONSUMER STAPLES (0.9%)
Cal-Maine Foods, Inc.	4,711	199,275
Church & Dwight Co., Inc.	9,665	635,571
Constellation Brands, Inc. Cl A	2,316	372,459
Crimson Wine Group Ltd.*	40,852	319,667

	Shares	Value

ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER STAPLES (CONTINUED)
Ingredion, Inc.	1,961	$179,235
JM Smucker Co.	3,154	294,867
Orchids Paper Products Co.*	18,068	16,984
Vector Group Ltd.	39,080	380,248

		2,398,306

ENERGY (1.7%)
Abraxas Petroleum Corp.*	45,160	49,224
Baker Hughes, a GE Co. Cl A	4,562	98,083
C&J Energy Svcs., Inc.*	5,255	70,942
Callon Petroleum Co.*	20,268	131,539
Carrizo Oil & Gas, Inc.*	10,312	116,422
Centennial Resource Development, Inc. Cl A*	13,084	144,186
Cheniere Energy, Inc.*	3,865	228,769
Continental Resources, Inc.*	7,874	316,456
CrossAmerica Partners LP	9,081	128,587
Devon Energy Corp.	8,496	191,500
Hess Corp.	1,997	80,879
Kosmos Energy Ltd.*	15,131	61,583
Matrix Svcs. Co.*	5,894	105,738
MPLX LP	4,207	127,472
Newfield Exploration Co.*	7,541	110,551
Noble Energy, Inc.	6,609	123,985
PBF Energy, Inc. Cl A	27,069	884,344
PDC Energy, Inc.*	5,576	165,942
Penn Virginia Corp.*	1,285	69,467
ProPetro Hldgs. Corp.*	12,912	159,076
Range Resources Corp.	28,743	275,071
RPC, Inc.	20,714	204,447
Whiting Petroleum Corp.*	16,475	373,818
Williams Cos., Inc.	17,128	377,673

		4,595,754

FINANCIALS (7.7%)
American Equity Investment Life Hldgs. Co.	11,740	328,016
American Financial Group, Inc.	3,202	289,877
Ameriprise Financial, Inc.	4,486	468,204
AMERISAFE, Inc.	3,175	179,991
Aspen Insurance Hldgs. Ltd.	8,166	342,890
Associated Banc-Corp.	12,426	245,911
BancFirst Corp.	8,935	445,856
Bank of Marin Bancorp	7,642	315,156
BankUnited, Inc.	5,982	179,101
Banner Corp.	7,217	385,965
Brookline Bancorp, Inc.	27,702	382,842
Brown & Brown, Inc.	10,450	288,002
Bryn Mawr Bank Corp.	7,895	271,588
Cadence BanCorporation Cl A	10,224	171,559
Cboe Global Markets, Inc.	3,128	306,013
CenterState Bank Corp.	11,206	235,774
Citizens Financial Group, Inc.	3,303	98,199
Columbia Banking System, Inc.	4,111	149,188
Dime Community Bancshares, Inc.	12,396	210,484
Discover Financial Svcs.	6,347	374,346

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Shares	Value

ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
East West Bancorp, Inc.	6,593	$286,993
Ellington Financial LLC*	24,301	372,534
Enterprise Financial Svcs. Corp.	8,869	333,740
Everest Re Group Ltd.	1,866	406,340
Fifth Third Bancorp	22,919	539,284
First Interstate BancSystem, Inc. Cl A	9,690	354,266
First Merchants Corp.	7,027	240,815
First Republic Bank	3,514	305,367
Flushing Financial Corp.	9,569	206,021
Glacier Bancorp, Inc.	6,629	262,641
Great Southern Bancorp, Inc.	3,459	159,218
Hartford Financial Svcs. Group, Inc.	13,064	580,695
Heritage Financial Corp.	10,020	297,794
IBERIABANK Corp.	1,535	98,670
Investors Bancorp, Inc.	12,663	131,695
iShares Micro-Cap ETF	3,106	256,090
iShares Russell 2000 Value ETF	1,826	196,368
iShares Russell Mid-Cap ETF	12,680	589,366
KeyCorp	32,723	483,646
Lincoln National Corp.	4,086	209,653
Marlin Business Svcs. Corp.	14,708	328,430
MB Financial, Inc.	6,586	261,003
Moelis & Co. Cl A	8,125	279,338
NMI Hldgs., Inc. Cl A*	32,777	585,069
Northfield Bancorp, Inc.	20,428	276,799
Pinnacle Financial Partners, Inc.	10,678	492,256
Primerica, Inc.	1,575	153,893
Principal Financial Group, Inc.	4,617	203,933
Progressive Corp.	10,935	659,708
Raymond James Financial, Inc.	4,479	333,282
Reinsurance Group of America, Inc. Cl A	5,456	765,095
S&T Bancorp, Inc.	7,019	265,599
SEI Investments Co.	5,750	265,650
Selective Insurance Group, Inc.	8,900	542,366
Starwood Property Trust, Inc.	36,278	715,039
Sterling Bancorp	6,444	106,390
Stock Yards Bancorp, Inc.	16,282	534,050
SVB Financial Group*	1,624	308,430
Synchrony Financial	4,028	94,497
TriCo Bancshares	5,406	182,669
TriState Capital Hldgs., Inc.*	10,694	208,105
UMB Financial Corp.	3,011	183,581
United Financial Bancorp, Inc.	5,232	76,910
United Insurance Hldgs., Corp.	9,523	158,272
Voya Financial, Inc.	6,793	272,671
Wintrust Financial Corp.	1,942	129,124
Zions Bancorporation	5,372	218,855

		20,581,172

HEALTH CARE (5.2%)
ABIOMED, Inc.*	252	81,910
ACADIA Pharmaceuticals, Inc.*	5,883	95,128
Acceleron Pharma, Inc.*	3,172	138,141
Agilent Technologies, Inc.	5,694	384,117

	Shares	Value

ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Agios Pharmaceuticals, Inc.*	2,256	$104,024
Akebia Therapeutics, Inc.*	5,893	32,588
Alder Biopharmaceuticals, Inc.*	5,955	61,039
Align Technology, Inc.*	618	129,428
Alnylam Pharmaceuticals, Inc.*	1,220	88,950
Amicus Therapeutics, Inc.*	11,116	106,491
AMN Healthcare Svcs., Inc.*	2,099	118,929
Aptinyx, Inc.*	3,505	57,973
Array BioPharma, Inc.*	7,943	113,188
Avanos Medical, Inc.*	2,761	123,665
AxoGen, Inc.*	4,714	96,307
BioMarin Pharmaceutical, Inc.*	1,204	102,521
Blueprint Medicines Corp.*	2,362	127,335
Boston Scientific Corp.*	12,148	429,310
Cambrex Corp.*	2,682	101,272
Centene Corp.*	4,509	519,888
Editas Medicine, Inc.*	3,635	82,696
Edwards Lifesciences Corp.*	3,749	574,235
Emergent BioSolutions, Inc.*	7,848	465,229
Evolent Health, Inc. Cl A*	11,680	233,016
Exact Sciences Corp.*	7,792	491,675
FibroGen, Inc.*	1,971	91,218
Flexion Therapeutics, Inc.*	4,930	55,808
Globus Medical, Inc. Cl A*	3,629	157,063
Hill-Rom Hldgs., Inc.	4,254	376,692
Horizon Pharma PLC*	8,624	168,513
Humana, Inc.	843	241,503
ICU Medical, Inc.*	686	157,526
Incyte Corp.*	1,001	63,653
Inogen, Inc.*	1,106	137,332
Insulet Corp.*	1,628	129,133
Intersect ENT, Inc.*	4,384	123,541
iRhythm Technologies, Inc.*	2,258	156,886
Karyopharm Therapeutics, Inc.*	7,361	68,973
LivaNova PLC*	2,665	243,768
Loxo Oncology, Inc.*	1,265	177,189
Madrigal Pharmaceuticals, Inc.*	240	27,053
Masimo Corp.*	1,060	113,812
Medicines Co.*	4,784	91,566
Medidata Solutions, Inc.*	2,819	190,057
Mettler-Toledo International, Inc.*	555	313,897
MyoKardia, Inc.*	1,737	84,870
Neogen Corp.*	2,729	155,553
Neurocrine Biosciences, Inc.*	5,125	365,976
Omnicell, Inc.*	2,845	174,228
Pacific Biosciences of California, Inc.*	17,117	126,666
Pacira Pharmaceuticals, Inc.*	7,277	313,057
Penumbra, Inc.*	765	93,483
Portola Pharmaceuticals, Inc.*	4,364	85,185
PRA Health Sciences, Inc.*	1,475	135,641
Quidel Corp.*	3,875	189,178
Repligen Corp.*	4,521	238,438
Sage Therapeutics, Inc.*	844	80,847
Sientra, Inc.*	7,130	90,622
Spark Therapeutics, Inc.*	1,873	73,309

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Shares	Value

ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
STAAR Surgical Co.*	4,225	$134,820
Supernus Pharmaceuticals, Inc.*	22,204	737,617
Tabula Rasa HealthCare, Inc.*	2,205	140,591
Tactile Systems Technology, Inc.*	3,647	166,121
Ultragenyx Pharmaceutical, Inc.*	1,983	86,221
United Therapeutics Corp.*	608	66,211
Veeva Systems, Inc. Cl A*	2,885	257,688
Vericel Corp.*	21,584	375,562
WellCare Health Plans, Inc.*	2,430	573,698
Wright Medical Group NV*	15,060	409,933
Xencor, Inc.*	4,911	177,582
Zimmer Biomet Hldgs., Inc.	3,553	368,517
Zoetis, Inc. Cl A	3,745	320,348
Zogenix, Inc.*	2,791	101,760

		14,067,960

INDUSTRIALS (6.3%)
AAR Corp.	11,190	417,835
Advanced Disposal Svcs., Inc.*	6,343	151,851
Aerovironment, Inc.*	2,867	194,813
Alaska Air Group, Inc.	8,799	535,419
AMERCO	494	162,086
ASGN, Inc.*	3,168	172,656
BG Staffing, Inc.	4,971	102,651
Brink’s Co.	6,427	415,506
Builders FirstSource, Inc.*	8,696	94,873
Carlisle Cos., Inc.	5,974	600,506
CH Robinson Worldwide, Inc.	2,330	195,930
Copart, Inc.*	3,001	143,388
Daseke, Inc.*	30,873	113,613
Dover Corp.	3,676	260,812
Echo Global Logistics, Inc.*	11,064	224,931
EMCOR Group, Inc.	4,911	293,138
Encore Wire Corp.	8,322	417,598
EnPro Industries, Inc.	3,199	192,260
Exponent, Inc.	3,916	198,580
Fortive Corp.	2,210	149,528
Generac Hldgs., Inc.*	3,666	182,200
Gorman-Rupp Co.	8,675	281,157
Granite Construction, Inc.	11,007	443,362
Harris Corp.	3,227	434,516
HD Supply Hldgs., Inc.*	5,005	187,788
Heidrick & Struggles International, Inc.	4,628	144,347
Hyster-Yale Materials Handling, Inc.	3,216	199,263
ICF International, Inc.	3,004	194,599
John Bean Technologies Corp.	1,876	134,716
Kirby Corp.*	4,398	296,249
Knoll, Inc.	8,253	136,009
Kratos Defense & Security Solutions, Inc.*	14,024	197,598
L-3 Technologies, Inc.	4,610	800,572
Landstar System, Inc.	2,589	247,690
Lennox International, Inc.	2,094	458,293
Lincoln Electric Hldgs., Inc.	3,242	255,632
LSC Communications, Inc.	20,831	145,817

	Shares	Value

ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
Miller Industries, Inc.	19,592	$528,984
Mueller Industries, Inc.	43,284	1,011,114
Old Dominion Freight Line, Inc.	6,333	782,062
Oshkosh Corp.	2,752	168,725
Republic Svcs., Inc. Cl A	1,130	81,461
Robert Half International, Inc.	6,156	352,124
Rockwell Automation, Inc.	2,874	432,479
Roper Technologies, Inc.	789	210,284
Simpson Manufacturing Co., Inc.	5,686	307,783
Spirit Airlines, Inc.*	5,745	332,750
Stanley Black & Decker, Inc.	4,091	489,856
Sun Hydraulics Corp.	4,946	164,158
Teledyne Technologies, Inc.*	1,329	275,196
Trex Co., Inc.*	9,363	555,788
United Rentals, Inc.*	4,642	475,944
Universal Forest Products, Inc.	7,378	191,533
VSE Corp.	10,094	301,912
Wabtec Corp.	3,243	227,821
XPO Logistics, Inc.*	1,554	88,640

		16,756,396

INFORMATION TECHNOLOGY (6.4%)
Aerohive Networks, Inc.*	20,348	66,334
Altair Engineering, Inc. Cl A*	3,934	108,500
Amphenol Corp. Cl A	4,815	390,111
Analog Devices, Inc.	4,630	397,393
Anixter International, Inc.*	2,666	144,790
Apptio, Inc. Cl A*	9,770	370,869
Avnet, Inc.	7,279	262,772
Ciena Corp.*	5,730	194,304
Coherent, Inc.*	1,144	120,932
Comtech Telecommunications Corp.	2,558	62,262
Conduent, Inc.*	10,665	113,369
Cornerstone OnDemand, Inc.*	2,867	144,583
Cray, Inc.*	13,554	292,631
Cypress Semiconductor Corp.	26,235	333,709
DXC Technology Co.	6,719	357,249
Entegris, Inc.	6,249	174,316
EPAM Systems, Inc.*	3,676	426,453
Euronet Worldwide, Inc.*	3,000	307,140
Everspin Technologies, Inc.*	22,197	124,525
F5 Networks, Inc.*	443	71,779
Fidelity National Information Svcs., Inc.	2,009	206,023
Five9, Inc.*	11,772	514,672
Global Payments, Inc.	3,877	399,835
Globant S.A.*	3,140	176,845
Guidewire Software, Inc.*	2,767	221,996
HubSpot, Inc.*	1,450	182,308
II-VI, Inc.*	8,174	265,328
Integrated Device Technology, Inc.*	4,011	194,253
Itron, Inc.*	2,284	108,010
KLA-Tencor Corp.	2,740	245,202
LogMeIn, Inc.	7,511	612,672
Lumentum Hldgs., Inc.*	5,454	229,123

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Shares	Value

ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
MaxLinear, Inc. Cl A*	14,973	$263,525
Microchip Technology, Inc.	3,252	233,884
MINDBODY, Inc. Cl A*	2,144	78,042
MKS Instruments, Inc.	5,959	385,011
Motorola Solutions, Inc.	1,385	159,331
New Relic, Inc.*	5,190	420,234
Nutanix, Inc. Cl A*	4,445	184,868
Palo Alto Networks, Inc.*	963	181,381
Perficient, Inc.*	11,039	245,728
Perspecta, Inc.	9,913	170,702
Plexus Corp.*	2,371	121,111
Proofpoint, Inc.*	7,613	638,046
PTC, Inc.*	6,632	549,793
Pure Storage, Inc. Cl A*	10,185	163,775
Q2 Hldgs., Inc.*	3,980	197,209
Qorvo, Inc.*	1,651	100,265
Rapid7, Inc.*	12,561	391,401
RealPage, Inc.*	4,300	207,217
Red Hat, Inc.*	2,564	450,341
Richardson Electronics Ltd.*	41,267	358,610
Rogers Corp.*	1,801	178,407
Science Applications International Corp.	1,285	81,854
Sequans Communications S.A. ADR*	67,510	52,658
Splunk, Inc.*	3,944	413,528
SYNNEX Corp.	5,531	447,126
Synopsys, Inc.*	2,284	192,404
ViaSat, Inc.*	12,735	750,728
Western Digital Corp.	1,762	65,141
Worldpay, Inc. Cl A*	6,377	487,394
Xilinx, Inc.	2,853	242,990
Xperi Corp.	17,697	325,448
Xura, Inc.*	11,415	285,375	††
Zendesk, Inc.*	6,726	392,597

		17,236,412

MATERIALS (2.0%)
Ashland Global Hldgs., Inc.	4,212	298,884
Berry Global Group, Inc.*	6,645	315,837
Boise Cascade Co.	5,060	120,681
Century Aluminum Co.*	8,141	59,511
Crown Hldgs., Inc.*	15,624	649,490
Eastman Chemical Co.	1,274	93,142
Ferro Corp.*	31,948	500,945
Ferroglobe PLC	10,886	17,309
Ferroglobe Representation & Warranty Insurance Trust*	6,080	0	††
FMC Corp.	1,586	117,301
Freeport-McMoRan, Inc.	10,487	108,121
Ingevity Corp.*	1,705	142,691
International Paper Co.	4,253	171,651
Kaiser Aluminum Corp.	2,491	222,421
Minerals Technologies, Inc.	2,174	111,613
Mosaic Co.	1,882	54,973
Nucor Corp.	2,469	127,919

	Shares	Value

ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
MATERIALS (CONTINUED)
Olin Corp.	17,184	$345,570
Packaging Corp. of America	8,168	681,702
Steel Dynamics, Inc.	18,350	551,234
TimkenSteel Corp.*	4,876	42,616
U.S. Concrete, Inc.*	7,672	270,668
Vulcan Materials Co.	3,436	339,477

		5,343,756

REAL ESTATE (3.4%)
Alexander’s, Inc.	678	206,614
Apartment Investment & Management Co. Cl A	4,072	178,680
AvalonBay Communities, Inc.	1,316	229,050
Brandywine Realty Trust	42,415	545,881
Camden Property Trust	3,212	282,817
Chatham Lodging Trust	8,125	143,650
Chesapeake Lodging Trust	10,886	265,074
Cousins Properties, Inc.	30,085	237,672
Duke Realty Corp.	30,649	793,809
Easterly Government Properties, Inc.	23,189	363,604
Equity LifeStyle Properties, Inc.	1,051	102,084
Essex Property Trust, Inc.	563	138,053
Extra Space Storage, Inc.	2,138	193,446
GEO Group, Inc.	23,555	464,034
Highwoods Properties, Inc.	6,759	261,506
Host Hotels & Resorts, Inc.	26,588	443,222
JBG SMITH Properties	5,957	207,363
Kilroy Realty Corp.	9,168	576,484
Macerich Co.	2,368	102,487
Medical Properties Trust, Inc.	19,832	318,899
Pebblebrook Hotel Trust	7,458	211,136
Pennsylvania REIT	12,018	71,387
Prologis, Inc.	4,165	244,569
QTS Realty Trust, Inc. Cl A	3,093	114,596
Regency Centers Corp.	1,098	64,431
RLJ Lodging Trust	7,068	115,915
Sabra Health Care REIT, Inc.	10,739	176,979
SBA Communications Corp. Cl A*	2,793	452,158
Summit Hotel Properties, Inc.	5,692	55,383
Sun Communities, Inc.	3,290	334,626
Terreno Realty Corp.	19,243	676,776
Urstadt Biddle Properties, Inc. Cl A	4,411	84,779
Vornado Realty Trust	1,997	123,874
Welltower, Inc.	3,510	243,629
Weyerhaeuser Co.	9,137	199,735

		9,224,402

UTILITIES (2.6%)
AES Corp.	10,941	158,206
Ameren Corp.	4,682	305,406
Avista Corp.	5,417	230,114
Black Hills Corp.	2,570	161,345
Chesapeake Utilities Corp.	2,582	209,917
Consolidated Edison, Inc.	3,630	277,550
Edison International	6,989	396,765

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Shares	Value

ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
UTILITIES (CONTINUED)
Entergy Corp.	2,891	$248,830
Evergy, Inc.	11,533	654,728
Eversource Energy	2,720	176,909
FirstEnergy Corp.	6,251	234,725
IDACORP, Inc.	3,168	294,814
NiSource, Inc.	23,823	603,913
Northwest Natural Hldg. Co.	3,022	182,710
NorthWestern Corp.	3,819	227,001
PNM Resources, Inc.	6,677	274,358
Portland General Electric Co.	6,447	295,595
PPL Corp.	7,331	207,687
Public Svc. Enterprise Group, Inc.	6,662	346,757
Sempra Energy	5,863	634,318
UGI Corp.	10,422	556,014

		6,677,662

TOTAL ACTIVE ASSETS-COMMON STOCKS
(Cost: $109,053,966) 41.4%		110,855,771

	Rating**	Rate(%)	Maturity	Face Amount	Value
ACTIVE ASSETS:
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (1.9%)
FHLB	A-1+	2.15	01/02/2019	$5,200,000	$5,199,689

COMMERCIAL PAPER (0.3%)
Cargill, Inc.†	A-1	2.39	01/02/2019	800,000	799,947

TOTAL ACTIVE ASSETS-SHORT-TERM DEBT SECURITIES (Cost: $5,999,636) 2.2%					5,999,636

TOTAL ACTIVE ASSETS (Cost: $115,053,602) 43.6%					116,855,407

		Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (0.1%)
Citibank, New York Time Deposit		1.67	01/02/19	$291,756	$291,756

TOTAL TEMPORARY CASH INVESTMENT (Cost: $291,756) 0.1%					291,756

TOTAL INVESTMENTS (Cost: $215,184,834) 100.1%					268,394,073

OTHER NET ASSETS -0.1%					(319,966)

NET ASSETS 100.0%					$268,074,107

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2018

	Shares	Value

COMMON STOCKS:
COMMUNICATION SERVICES (2.0%)
MSG Networks, Inc. Cl A*	144,347	$3,400,815
ORBCOMM, Inc.*	385,675	3,185,676
Shenandoah Telecommunications Co.	45,563	2,016,163

		8,602,654

CONSUMER DISCRETIONARY (7.8%)
Belmond Ltd. Cl A*	249,150	6,236,225
Dave & Buster’s Entertainment, Inc.	76,273	3,398,725
Houghton Mifflin Harcourt Co.*	307,072	2,720,658
Lithia Motors, Inc. Cl A	78,428	5,986,409
Marriott Vacations Worldwide Corp.	15,848	1,117,443
Playa Hotels & Resorts NV*	507,975	3,652,340
Red Rock Resorts, Inc. Cl A	43,220	877,798
Sleep Number Corp.*	80,498	2,554,202
Stamps.com, Inc.*	27,330	4,253,641
Unifi, Inc.*	104,883	2,395,528

		33,192,969

CONSUMER STAPLES (1.7%)
Crimson Wine Group Ltd.*	592,228	4,634,184
Orchids Paper Products Co.*	269,669	253,489
Vector Group Ltd.	267,191	2,599,768

		7,487,441

ENERGY (5.5%)
Abraxas Petroleum Corp.*	662,808	722,461
C&J Energy Svcs., Inc.*	76,108	1,027,458
Callon Petroleum Co.*	292,216	1,896,482
Carrizo Oil & Gas, Inc.*	149,399	1,686,715
CrossAmerica Partners LP	129,778	1,837,656
Matrix Svcs. Co.*	85,362	1,531,394
PBF Energy, Inc. Cl A	223,763	7,310,337
PDC Energy, Inc.*	80,854	2,406,215
ProPetro Hldgs. Corp.*	185,869	2,289,906
Range Resources Corp.	132,569	1,268,685
Whiting Petroleum Corp.*	66,974	1,519,640

		23,496,949

FINANCIALS (29.3%)
American Equity Investment Life Hldg. Co.	169,916	4,747,453
Aspen Insurance Hldgs. Ltd.	121,028	5,081,966
BancFirst Corp.	132,337	6,603,616
Bank of Marin Bancorp	110,842	4,571,124
Banner Corp.	100,938	5,398,164
Brookline Bancorp, Inc.	425,093	5,874,785
Bryn Mawr Bank Corp.	119,232	4,101,581
Cadence Bancorporation Cl A	148,149	2,485,940
CenterState Bank Corp.	158,563	3,336,166
Columbia Banking System, Inc.	58,967	2,139,912
Dime Community Bancshares, Inc.	171,897	2,918,811
Ellington Financial LLC*	348,115	5,336,603
Enterprise Financial Svcs. Corp.	127,003	4,779,123
First Interstate BancSystem, Inc. Cl A	149,808	5,476,981
Flushing Financial Corp.	141,534	3,047,227
Glacier Bancorp, Inc.	95,926	3,800,588

	Shares	Value

COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Great Southern Bancorp, Inc.	52,585	$2,420,488
IBERIABANK Corp.	22,027	1,415,896
Investors Bancorp, Inc.	183,813	1,911,655
iShares Russell 2000 Value ETF	26,436	2,842,927
Marlin Business Svcs. Corp.	213,838	4,775,003
MB Financial, Inc.	96,462	3,822,789
NMI Hldgs., Inc. Cl A*	478,189	8,535,674
Northfield Bancorp, Inc.	293,253	3,973,578
Selective Insurance Group, Inc.	130,679	7,963,578
Sterling Bancorp	92,479	1,526,828
Stock Yards Bancorp, Inc.	241,848	7,932,614
TriCo Bancshares	81,598	2,757,196
UMB Financial Corp.	43,537	2,654,451
United Financial Bancorp, Inc.	76,611	1,126,182
Wintrust Financial Corp.	29,201	1,941,574

		125,300,473

HEALTH CARE (5.5%)
Avanos Medical, Inc.*	40,046	1,793,660
Emergent BioSolutions, Inc.*	38,605	2,288,504
Exact Sciences Corp.*	18,638	1,176,058
LivaNova PLC*	11,840	1,083,005
Pacific Biosciences of California, Inc.*	247,947	1,834,808
Pacira Pharmaceuticals, Inc.*	40,326	1,734,825
Sientra, Inc.*	66,102	840,156
Supernus Pharmaceuticals, Inc.*	193,672	6,433,784
Vericel Corp.*	169,168	2,943,523
Wright Medical Group NV*	114,263	3,110,239

		23,238,562

INDUSTRIALS (13.1%)
AAR Corp.	102,710	3,835,191
Builders FirstSource, Inc.*	125,888	1,373,438
Daseke, Inc.*	447,024	1,645,048
EMCOR Group, Inc.	37,819	2,257,416
Encore Wire Corp.	120,757	6,059,586
Hyster-Yale Materials Handling, Inc.	49,472	3,065,285
ICF International, Inc.	43,287	2,804,132
Kratos Defense & Security Solutions, Inc.*	126,520	1,782,667
LSC Communications, Inc.	215,518	1,508,626
Miller Industries, Inc.	285,727	7,714,629
Mueller Industries, Inc.	479,757	11,207,123
Spirit Airlines, Inc.*	47,180	2,732,666
Trex Co., Inc.*	47,510	2,820,194
Universal Forest Products, Inc.	106,812	2,772,840
VSE Corp.	146,796	4,390,668

		55,969,509

INFORMATION TECHNOLOGY (10.8%)
Aerohive Networks, Inc.*	291,167	949,205
Anixter International, Inc.*	38,200	2,074,642
Apptio, Inc. Cl A*	46,110	1,750,336
Ciena Corp.*	83,070	2,816,904
Comtech Telecommunications Corp.	37,033	901,383
Cray, Inc.*	98,968	2,136,719

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Shares	Value

COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Everspin Technologies, Inc.*	122,444	$686,911
Five9, Inc.*	24,680	1,079,010
II-VI, Inc.*	44,237	1,435,933
Lumentum Hldgs., Inc.*	33,768	1,418,594
MaxLinear, Inc. Cl A*	116,924	2,057,862
MKS Instruments, Inc.	17,955	1,160,072
Perficient, Inc.*	72,763	1,619,704
Perspecta, Inc.	92,392	1,590,990
Plexus Corp.*	34,078	1,740,704
Proofpoint, Inc.*	24,106	2,020,324
Rapid7, Inc.*	20,330	633,483
Richardson Electronics Ltd.*	566,918	4,926,518
Rogers Corp.*	7,540	746,912
Sequans Communications S.A. ADR*	923,354	720,216
SYNNEX Corp.	52,152	4,215,968
ViaSat, Inc.*	57,121	3,367,283
Xperi Corp.	163,754	3,011,436
Xura, Inc.*	128,245	3,206,125	††

		46,267,234

MATERIALS (3.5%)
Berry Global Group, Inc.*	46,912	2,229,727
Boise Cascade Co.	73,311	1,748,467
Ferro Corp.*	174,925	2,742,824
Ferroglobe PLC	160,016	254,426
Kaiser Aluminum Corp.	35,848	3,200,868
Olin Corp.	127,060	2,555,177
TimkenSteel Corp.*	70,933	619,954
U.S. Concrete, Inc.*	50,242	1,772,538

		15,123,981

	Shares	Value

COMMON STOCKS (CONTINUED):
REAL ESTATE (10.0%)
Alexander’s, Inc.	5,735	$1,747,684
Chatham Lodging Trust	118,537	2,095,734
Chesapeake Lodging Trust	157,525	3,835,734
Cousins Properties, Inc.	448,906	3,546,357
Easterly Government Properties, Inc.	247,322	3,878,009
GEO Group, Inc.	240,170	4,731,349
Highwoods Properties, Inc.	99,070	3,833,018
JBG SMITH Properties	86,387	3,007,132
Medical Properties Trust, Inc.	288,149	4,633,436
Pennsylvania REIT	177,818	1,056,239
RLJ Lodging Trust	103,048	1,689,987
Sabra Health Care REIT, Inc.	156,691	2,582,268
Summit Hotel Properties, Inc.	86,488	841,528
Terreno Realty Corp.	119,475	4,201,936
Urstadt Biddle Properties, Inc. Cl A	64,310	1,236,038

		42,916,449

UTILITIES (5.6%)
Avista Corp.	78,330	3,327,459
Black Hills Corp.	37,550	2,357,389
IDACORP, Inc.	45,899	4,271,361
Northwest Natural Hldg. Co.	43,711	2,642,767
NorthWestern Corp.	53,320	3,169,341
PNM Resources, Inc.	95,951	3,942,626
Portland General Electric Co.	93,459	4,285,095

		23,996,038

TOTAL COMMON STOCKS
(Cost: $400,424,593) 94.8%		405,592,259

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (2.4%)
U.S. Treasury Bill	A-1+	2.36	02/14/19	$10,000,000	$9,971,266

U.S. GOVERNMENT AGENCIES (1.2%)
FHLB	A-1+	2.15	01/02/19	5,200,000	5,199,689

COMMERCIAL PAPER (2.5%)
Cargill, Inc.†	A-1	2.39	01/02/19	10,900,000	10,899,276

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $26,070,231) 6.1%					26,070,231

		Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (0.0%) (2)
Citibank, New York Time Deposit		1.67	01/02/19	$52,184	$52,184

TOTAL TEMPORARY CASH INVESTMENT (Cost: $52,184) 0.0% (2)					52,184

TOTAL INVESTMENTS (Cost: $426,547,008) 100.9%					431,714,674

OTHER NET ASSETS -0.9%					(3,712,589)

NET ASSETS 100.0%					$428,002,085

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2018

	Shares	Value

COMMON STOCKS:
COMMUNICATION SERVICES (3.9%)
Lions Gate Entertainment Corp. Cl A	112,275	$1,807,628
Lions Gate Entertainment Corp. Cl B	124,228	1,848,513
Nexstar Media Group, Inc. Cl A	22,244	1,749,268
ORBCOMM, Inc.*	350,835	2,897,897
Shenandoah Telecommunications Co.	96,521	4,271,054
Take-Two Interactive Software, Inc.*	28,300	2,913,202
World Wrestling Entertainment, Inc. Cl A	44,276	3,308,302

		18,795,864

CONSUMER DISCRETIONARY (14.3%)
American Axle & Manufacturing Hldgs., Inc.*	245,950	2,730,045
Belmond Ltd. Cl A*	228,354	5,715,701
Bloomin’ Brands, Inc.	474,798	8,494,136
Dave & Buster’s Entertainment, Inc.	94,330	4,203,345
Etsy, Inc.*	100,648	4,787,825
Five Below, Inc.*	90,054	9,214,325
Haverty Furniture Cos., Inc.	247,026	4,639,148
Lithia Motors, Inc. Cl A	48,987	3,739,178
Red Rock Resorts, Inc. Cl A	269,549	5,474,540
Shutterfly, Inc.*	33,175	1,335,626
Sleep Number Corp.*	238,930	7,581,249
Stamps.com, Inc.*	16,794	2,613,818
Steven Madden Ltd.	201,590	6,100,113
Weight Watchers International, Inc.*	60,378	2,327,572

		68,956,621

CONSUMER STAPLES (0.5%)
Cal-Maine Foods, Inc.	21,572	912,496
Vector Group Ltd.	134,009	1,303,907

		2,216,403

ENERGY (0.9%)
Kosmos Energy Ltd.*	257,888	1,049,604
Penn Virginia Corp.*	22,325	1,206,890
Whiting Petroleum Corp.*	87,140	1,977,207

		4,233,701

FINANCIALS (8.0%)
AMERISAFE, Inc.	54,331	3,080,024
First Merchants Corp.	119,974	4,111,509
Heritage Financial Corp.	163,360	4,855,059
iShares Micro-Cap ETF	52,669	4,342,559
Moelis & Co. Cl A	137,459	4,725,840
Pinnacle Financial Partners, Inc.	54,586	2,516,414
Primerica, Inc.	20,922	2,044,289
S&T Bancorp, Inc.	114,321	4,325,907
Starwood Property Trust, Inc.	144,182	2,841,827
TriState Capital Hldgs., Inc.*	180,925	3,520,801
United Insurance Hldgs. Corp.	162,427	2,699,537

		39,063,766

HEALTH CARE (25.3%)
ACADIA Pharmaceuticals, Inc.*	99,250	1,604,873
Acceleron Pharma, Inc.*	54,069	2,354,705

	Shares	Value

COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Agios Pharmaceuticals, Inc.*	21,142	$974,858
Akebia Therapeutics, Inc.*	121,566	672,260
Alder Biopharmaceuticals, Inc.*	100,645	1,031,611
Amicus Therapeutics, Inc.*	191,893	1,838,335
AMN Healthcare Svcs., Inc.*	35,681	2,021,685
Aptinyx, Inc.*	59,512	984,328
Array BioPharma, Inc.*	135,550	1,931,588
AxoGen, Inc.*	79,659	1,627,433
Blueprint Medicines Corp.*	40,126	2,163,193
Cambrex Corp.*	45,297	1,710,415
Editas Medicine, Inc.*	61,504	1,399,216
Emergent BioSolutions, Inc.*	87,236	5,171,350
Evolent Health, Inc. Cl A*	196,945	3,929,053
Exact Sciences Corp.*	52,934	3,340,135
FibroGen, Inc.*	33,749	1,561,904
Flexion Therapeutics, Inc.*	81,860	926,655
Globus Medical, Inc. Cl A*	59,251	2,564,383
Horizon Pharma PLC*	145,765	2,848,248
ICU Medical, Inc.*	11,605	2,664,856
Inogen, Inc.*	18,680	2,319,496
Insulet Corp.*	27,508	2,181,935
Intersect ENT, Inc.*	76,185	2,146,893
iRhythm Technologies, Inc.*	39,033	2,712,013
Karyopharm Therapeutics, Inc.*	125,614	1,177,003
LivaNova PLC*	31,521	2,883,226
Loxo Oncology, Inc.*	20,617	2,887,823
Madrigal Pharmaceuticals, Inc.*	3,890	438,481
Masimo Corp.*	18,032	1,936,096
Medicines Co.*	81,257	1,555,259
Medidata Solutions, Inc.*	47,574	3,207,439
MyoKardia, Inc.*	29,410	1,436,973
Neogen Corp.*	46,782	2,666,574
Neurocrine Biosciences, Inc.*	34,988	2,498,493
Omnicell, Inc.*	48,321	2,959,178
Pacira Pharmaceuticals, Inc.*	78,258	3,366,659
Portola Pharmaceuticals, Inc.*	74,398	1,452,249
Quidel Corp.*	65,405	3,193,072
Repligen Corp.*	77,924	4,109,712
Sage Therapeutics, Inc.*	14,432	1,382,441
Sientra, Inc.*	42,338	538,116
Spark Therapeutics, Inc.*	35,647	1,395,224
STAAR Surgical Co.*	70,840	2,260,504
Supernus Pharmaceuticals, Inc.*	151,140	5,020,871
Tabula Rasa HealthCare, Inc.*	37,325	2,379,842
Tactile Systems Technology, Inc.*	61,710	2,810,891
Ultragenyx Pharmaceutical, Inc.*	33,784	1,468,928
Vericel Corp.*	169,101	2,942,357
WellCare Health Plans, Inc.*	23,867	5,634,760
Wright Medical Group NV*	127,409	3,468,073
Xencor, Inc.*	87,021	3,146,679
Zogenix, Inc.*	45,817	1,670,488

		122,568,832

INDUSTRIALS (16.4%)
AAR Corp.	68,240	2,548,082
Advanced Disposal Svcs., Inc.*	107,547	2,574,675
Aerovironment, Inc.*	48,453	3,292,381

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Shares	Value

COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
ASGN, Inc.*	54,422	$2,965,999
BG Staffing, Inc.	84,336	1,741,538
Brink’s Co.	108,710	7,028,101
Echo Global Logistics, Inc.*	186,903	3,799,738
EMCOR Group, Inc.	41,420	2,472,360
EnPro Industries, Inc.	54,714	3,288,311
Exponent, Inc.	66,251	3,359,588
Generac Hldgs., Inc.*	62,478	3,105,157
Gorman-Rupp Co.	147,210	4,771,076
Granite Construction, Inc.	105,228	4,238,584
Heidrick & Struggles International, Inc.	78,877	2,460,174
John Bean Technologies Corp.	31,888	2,289,877
Knoll, Inc.	140,042	2,307,892
Kratos Defense & Security Solutions, Inc.*	90,344	1,272,947
Landstar System, Inc.	44,501	4,257,411
Simpson Manufacturing Co., Inc.	96,402	5,218,240
Spirit Airlines, Inc.*	42,730	2,474,922
Sun Hydraulics Corp.	84,339	2,799,212
Teledyne Technologies, Inc.*	22,957	4,753,706
Trex Co., Inc.*	103,188	6,125,240

		79,145,211

INFORMATION TECHNOLOGY (19.1%)
Altair Engineering, Inc. Cl A*	66,855	1,843,861
Apptio, Inc. Cl A*	113,434	4,305,955
Cornerstone OnDemand, Inc.*	48,889	2,465,472
Cray, Inc.*	114,834	2,479,266
Cypress Semiconductor Corp.	183,689	2,336,524
Entegris, Inc.	105,595	2,945,573
EPAM Systems, Inc.*	34,105	3,956,521
Everspin Technologies, Inc.*	237,866	1,334,428
Five9, Inc.*	170,118	7,437,560
Globant S.A.*	53,610	3,019,315
HubSpot, Inc.*	24,665	3,101,130
II-VI, Inc.*	86,998	2,823,955
Integrated Device Technology, Inc.*	67,720	3,279,680
Itron, Inc.*	38,650	1,827,758
LogMeIn, Inc.	30,017	2,448,487
Lumentum Hldgs., Inc.*	53,856	2,262,490

	Shares	Value

COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
MaxLinear, Inc. Cl A*	122,373	$2,153,765
MINDBODY, Inc. Cl A*	36,163	1,316,333
MKS Instruments, Inc.	32,960	2,129,546
New Relic, Inc.*	87,575	7,090,948
Perficient, Inc.*	104,220	2,319,937
Proofpoint, Inc.*	40,692	3,410,397
Pure Storage, Inc. Cl A*	73,795	1,186,624
Q2 Hldgs., Inc.*	68,021	3,370,441
Rapid7, Inc.*	188,110	5,861,508
Rogers Corp.*	21,758	2,155,347
Science Applications International Corp.	22,052	1,404,712
SYNNEX Corp.	33,204	2,684,211
ViaSat, Inc.*	52,547	3,097,646
Xperi Corp.	113,144	2,080,718
Zendesk, Inc.*	67,973	3,967,584

		92,097,692

MATERIALS (3.4%)
Berry Global Group, Inc.*	58,487	2,779,888
Century Aluminum Co.*	138,864	1,015,097
Ferro Corp.*	332,812	5,218,493
Ferroglobe Representation & Warranty Insurance Trust*	72,345	0	††
Ingevity Corp.*	28,190	2,359,222
Minerals Technologies, Inc.	44,615	2,290,535
U.S. Concrete, Inc.*	72,778	2,567,609

		16,230,844

REAL ESTATE (2.4%)
Easterly Government Properties, Inc.	132,902	2,083,903
Pebblebrook Hotel Trust	128,133	3,627,445
QTS Realty Trust, Inc. Cl A	52,971	1,962,576
Terreno Realty Corp.	118,369	4,163,038

		11,836,962

UTILITIES (0.7%)
Chesapeake Utilities Corp.	44,141	3,588,663

TOTAL COMMON STOCKS
(Cost: $456,659,862) 94.9%		458,734,559

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (2.7%)
FHLB	A-1+	2.10	01/01/19	$8,000,000.00	$7,999,529
FHLB	A-1+	2.15	01/02/19	4,900,000.00	4,899,712

					12,899,241

COMMERCIAL PAPER (3.1%)
Cargill, Inc.†	A-1	2.39	01/02/19	14,800,000	14,799,017

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $27,698,258) 5.8%					27,698,258

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (0.0%) (2)
Citibank, New York Time Deposit	1.67	01/02/19	$61,703	$61,703

TOTAL TEMPORARY CASH INVESTMENT (Cost: $61,703) 0.0% (2)				61,703

TOTAL INVESTMENTS (Cost: $484,419,823) 100.7%				486,494,520

OTHER NET ASSETS -0.7%				(3,162,183)

NET ASSETS 100.0%				$483,332,337

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2018

	Shares	Value

INDEXED ASSETS:
COMMON STOCKS:
COMMUNICATION SERVICES (1.9%)
ATN International, Inc.	269	$19,241
Cincinnati Bell, Inc.*	1,297	10,091
Cogent Communications Hldgs., Inc.	1,037	46,883
Consolidated Communications Hldgs., Inc.	1,796	17,744
EW Scripps Co. Cl A	1,420	22,337
Frontier Communications Corp.*	2,704	6,435
Gannett Co., Inc.	2,827	24,114
Iridium Communications, Inc.*	2,444	45,092
Marcus Corp.	501	19,789
New Media Investment Group, Inc.	1,352	15,643
QuinStreet, Inc.*	951	15,435
Scholastic Corp.	699	28,142
Spok Hldgs., Inc.	454	6,020
TechTarget, Inc.*	547	6,679
Vonage Hldgs. Corp.*	5,510	48,102

		331,747

CONSUMER DISCRETIONARY (13.4%)
Abercrombie & Fitch Co. Cl A	1,677	33,624
American Axle & Manufacturing Hldgs., Inc.*	2,780	30,858
American Public Education, Inc.*	404	11,498
Asbury Automotive Group, Inc.*	490	32,663
Ascena Retail Group, Inc.*	4,353	10,926
Barnes & Noble Education, Inc.*	899	3,605
Barnes & Noble, Inc.	1,439	10,202
Belmond Ltd. Cl A*	2,207	55,241
BJ’s Restaurants, Inc.	524	26,499
Buckle, Inc.	706	13,654
Caleres, Inc.	1,078	30,001
Callaway Golf Co.	2,180	33,354
Career Education Corp.*	1,726	19,711
Cato Corp. Cl A	568	8,105
Cavco Industries, Inc.*	215	28,032
Chico’s FAS, Inc.	3,135	17,619
Children’s Place, Inc.	404	36,396
Chuy’s Hldgs., Inc.*	426	7,557
Cooper Tire & Rubber Co.	1,236	39,960
Cooper-Standard Hldgs., Inc.*	409	25,407
Core-Mark Hldg. Co, Inc.	1,136	26,412
Crocs, Inc.*	1,667	43,309
Dave & Buster’s Entertainment, Inc.	961	42,822
Dine Brands Global, Inc.	436	29,360
Dorman Products, Inc.*	718	64,634
DSW, Inc. Cl A	1,686	41,644
El Pollo Loco Hldgs., Inc.*	559	8,480
Ethan Allen Interiors, Inc.	611	10,747
Express, Inc.*	1,703	8,702
Fiesta Restaurant Group, Inc.*	600	9,306
Fossil Group, Inc.*	1,127	17,728
Fox Factory Hldg. Corp.*	933	54,926
Francesca’s Hldgs. Corp.*	873	848
GameStop Corp. Cl A	2,540	32,055
Garrett Motion, Inc.*	1,823	22,496

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER DISCRETIONARY (CONTINUED)
Genesco, Inc.*	502	$22,239
Gentherm, Inc.*	866	34,623
G-III Apparel Group Ltd.*	1,055	29,424
Group 1 Automotive, Inc.	452	23,829
Guess?, Inc.	1,423	29,556
Haverty Furniture Cos., Inc.	474	8,902
Hibbett Sports, Inc.*	462	6,607
Installed Building Products, Inc.*	542	18,260
iRobot Corp.*	694	58,116
JC Penney Co., Inc.*	7,694	8,002
Kirkland’s, Inc.*	375	3,574
La-Z-Boy, Inc.	1,157	32,060
LCI Industries	630	42,084
LGI Homes, Inc.*	456	20,620
Liquidity Svcs., Inc.*	650	4,010
Lithia Motors, Inc. Cl A	566	43,203
Lumber Liquidators Hldgs., Inc.*	704	6,702
M/I Homes, Inc.*	696	14,630
MarineMax, Inc.*	573	10,492
MDC Hldgs., Inc.	1,125	31,624
Meritage Homes Corp.*	935	34,333
Monarch Casino & Resort, Inc.*	291	11,099
Monro, Inc.	829	56,994
Motorcar Parts of America, Inc.*	467	7,771
Movado Group, Inc.	411	12,996
Nautilus, Inc.*	740	8,066
Nutrisystem, Inc.	725	31,813
Office Depot, Inc.	14,461	37,309
Oxford Industries, Inc.	422	29,979
PetMed Express, Inc.	509	11,839
Red Robin Gourmet Burgers, Inc.*	324	8,657
Regis Corp.*	828	14,035
Rent-A-Center, Inc.*	1,096	17,744
RH*	472	56,555
Ruth’s Hospitality Group, Inc.	707	16,070
Shake Shack, Inc. Cl A*	639	29,023
Shoe Carnival, Inc.	253	8,478
Shutterfly, Inc.*	839	33,778
Shutterstock, Inc.	464	16,709
Sleep Number Corp.*	818	25,955
Sonic Automotive, Inc. Cl A	588	8,091
Stamps.com, Inc.*	425	66,147
Standard Motor Products, Inc.	497	24,070
Steven Madden Ltd.	1,964	59,431
Strategic Education, Inc.	536	60,793
Sturm Ruger & Co., Inc.	434	23,097
Superior Industries International, Inc.	573	2,756
Tailored Brands, Inc.	1,246	16,995
Tile Shop Hldgs., Inc.	962	5,272
TopBuild Corp.*	878	39,510
Unifi, Inc.*	368	8,405
Universal Electronics, Inc.*	344	8,696
Vera Bradley, Inc.*	542	4,645
Vista Outdoor, Inc.*	1,412	16,026
Vitamin Shoppe, Inc.*	384	1,820

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER DISCRETIONARY (CONTINUED)
William Lyon Homes Cl A*	816	$8,723
Wingstop, Inc.	726	46,602
Winnebago Industries, Inc.	716	17,334
Wolverine World Wide, Inc.	2,366	75,452
Zumiez, Inc.*	469	8,991

		2,308,997

CONSUMER STAPLES (3.4%)
Andersons, Inc.	655	19,578
Avon Products, Inc.*	11,003	16,725
B&G Foods, Inc.	1,661	48,019
Calavo Growers, Inc.	384	28,017
Cal-Maine Foods, Inc.	742	31,387
Central Garden & Pet Co.*	259	8,922
Central Garden & Pet Co. Cl A*	1,030	32,187
Chefs’ Warehouse, Inc.*	573	18,324
Coca-Cola Bottling Co. Consolidated	116	20,576
Darling Ingredients, Inc.*	4,104	78,961
Dean Foods Co.	2,268	8,641
Inter Parfums, Inc.	424	27,802
J&J Snack Foods Corp.	374	54,077
John B Sanfilippo & Son, Inc.	214	11,911
Medifast, Inc.	296	37,006
MGP Ingredients, Inc.	311	17,743
Seneca Foods Corp. Cl A*	160	4,515
SpartanNash Co.	896	15,393
United Natural Foods, Inc.*	1,272	13,470
Universal Corp.	618	33,465
WD-40 Co.	341	62,492

		589,211

ENERGY (3.3%)
Archrock, Inc.	3,235	24,230
Bonanza Creek Energy, Inc.*	463	9,570
Bristow Group, Inc.*	902	2,192
C&J Energy Svcs., Inc.*	1,568	21,168
CARBO Ceramics, Inc.*	515	1,792
Carrizo Oil & Gas, Inc.*	2,124	23,980
Cloud Peak Energy, Inc.*	1,878	688
CONSOL Energy, Inc.*	689	21,848
Denbury Resources, Inc.*	11,482	19,634
Era Group, Inc.*	514	4,492
Exterran Corp.*	787	13,930
Geospace Technologies Corp.*	342	3,526
Green Plains, Inc.	967	12,677
Gulf Island Fabrication, Inc.*	335	2,419
Gulfport Energy Corp.*	3,961	25,945
Helix Energy Solutions Group, Inc.*	3,466	18,751
HighPoint Resources Corp.*	2,829	7,044
KLX Energy Svcs. Hldgs., Inc.*	573	13,437
Laredo Petroleum, Inc.*	3,844	13,915
Matrix Service Co.*	679	12,181
Nabors Industries Ltd.	8,115	16,230
Newpark Resources, Inc.*	2,246	15,430
Noble Corp. PLC*	6,112	16,013
Oil States International, Inc.*	1,489	21,263

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
ENERGY (CONTINUED)
Par Pacific Hldgs., Inc.*	695	$9,855
PDC Energy, Inc.*	1,656	49,283
Penn Virginia Corp.*	334	18,056
Pioneer Energy Svcs. Corp.*	1,914	2,354
ProPetro Hldg. Corp.*	1,840	22,669
Renewable Energy Group, Inc.*	931	23,927
REX American Resources Corp.*	141	9,604
Ring Energy, Inc.*	1,433	7,280
SEACOR Hldgs., Inc.*	429	15,873
SRC Energy, Inc.*	6,047	28,421
Superior Energy Svcs., Inc.*	3,972	13,306
TETRA Technologies, Inc.*	3,086	5,185
Unit Corp.*	1,369	19,549
US Silica Hldgs., Inc.	1,958	19,933

		567,650

FINANCIALS (21.7%)
Ambac Financial Group, Inc.*	1,128	19,447
American Equity Investment Life Hldg. Co.	2,247	62,781
Ameris Bancorp	984	31,163
AMERISAFE, Inc.	479	27,155
Apollo Commercial Real Estate Finance, Inc.	2,790	46,481
ARMOUR Residential REIT, Inc.	1,051	21,545
Axos Financial, Inc.*	1,011	25,457
Banc of California, Inc.	1,060	14,109
Banner Corp.	785	41,982
Berkshire Hills Bancorp, Inc.	999	26,943
Blucora, Inc.*	1,199	31,941
Boston Private Financial Hldgs., Inc.	2,085	22,038
Brookline Bancorp, Inc.	1,997	27,599
Capstead Mortgage Corp.	2,260	15,074
Central Pacific Financial Corp.	722	17,581
City Hldg. Co.	409	27,644
Columbia Banking System, Inc.	1,815	65,866
Community Bank System, Inc.	1,266	73,808
Customers Bancorp, Inc.*	726	13,213
CVB Financial Corp.	2,543	51,445
Dime Community Bancshares, Inc.	772	13,109
Donnelley Financial Solutions, Inc.*	853	11,968
Eagle Bancorp, Inc.*	789	38,432
eHealth, Inc.*	403	15,483
Employers Hldgs., Inc.	814	34,164
Encore Capital Group, Inc.*	634	14,899
Enova International, Inc.*	842	16,385
EZCORP, Inc. Cl A*	1,291	9,979
Fidelity Southern Corp.	548	14,259
First BanCorp.	5,391	46,363
First Commonwealth Financial Corp.	2,469	29,826
First Financial Bancorp	2,463	58,422
First Financial Bankshares, Inc.	1,679	96,862
First Midwest Bancorp, Inc.	2,653	52,556
FirstCash, Inc.	1,075	77,776
Flagstar Bancorp, Inc.*	732	19,325
Franklin Financial Network, Inc.*	302	7,964

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Glacier Bancorp, Inc.	2,115	$83,796
Granite Point Mortgage Trust, Inc.	1,079	19,454
Great Western Bancorp, Inc.	1,446	45,187
Green Bancorp, Inc.	655	11,227
Green Dot Corp. Cl A*	1,175	93,436
Greenhill & Co., Inc.	433	10,565
Hanmi Financial Corp.	796	15,681
HCI Group, Inc.	179	9,095
Heritage Financial Corp.	827	24,578
HomeStreet, Inc.*	673	14,288
Hope Bancorp, Inc.	3,050	36,173
Horace Mann Educators Corp.	1,020	38,199
Independent Bank Corp.	702	49,358
INTL. FCStone, Inc.*	394	14,413
Invesco Mortgage Capital, Inc.	2,777	40,211
Investment Technology Group, Inc.	815	24,646
iShares Core S&P Small-Cap ETF	8,713	603,985
James River Group Hldgs. Ltd.	747	27,295
LegacyTexas Financial Group, Inc.	1,125	36,101
Maiden Hldgs. Ltd.	1,803	2,975
Meta Financial Group, Inc.	693	13,437
National Bank Hldgs. Corp. Cl A	641	19,788
Navigators Group, Inc.	571	39,679
NBT Bancorp, Inc.	1,082	37,426
New York Mortgage Trust, Inc.	3,871	22,800
NMI Hldgs., Inc. Cl A*	1,646	29,381
Northfield Bancorp, Inc.	1,163	15,759
Northwest Bancshares, Inc.	2,559	43,349
OFG Bancorp	1,071	17,629
Old National Bancorp.	3,745	57,673
Opus Bank	541	10,598
Oritani Financial Corp.	960	14,160
Pacific Premier Bancorp, Inc.*	1,123	28,659
PennyMac Mortgage Investment Trust	1,517	28,247
Piper Jaffray Cos.	371	24,427
PRA Group, Inc.*	1,120	27,294
Preferred Bank	347	15,042
ProAssurance Corp.	1,333	54,066
Provident Financial Svcs., Inc.	1,527	36,847
Redwood Trust, Inc.	2,049	30,878
RLI Corp.	972	67,058
S&T Bancorp, Inc.	873	33,034
Safety Insurance Group, Inc.	359	29,370
Seacoast Banking Corp. of Florida*	1,269	33,019
Selective Insurance Group, Inc.	1,470	89,582
ServisFirst Bancshares, Inc.	1,148	36,587
Simmons First National Corp. Cl A	2,289	55,234
Southside Bancshares, Inc.	820	26,035
Stewart Information Svcs. Corp.	584	24,178
Third Point Reinsurance Ltd.*	1,859	17,921
Tompkins Financial Corp.	309	23,178
Triumph Bancorp, Inc.*	597	17,731
TrustCo Bank Corp.	2,412	16,546
United Community Banks, Inc.	1,981	42,512
United Fire Group, Inc.	524	29,056

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
United Insurance Hldgs. Corp.	527	$8,759
Universal Insurance Hldgs., Inc.	798	30,260
Veritex Hldgs., Inc.*	603	12,892
Virtus Investment Partners, Inc.	176	13,980
Waddell & Reed Financial, Inc. Cl A	1,954	35,328
Walker & Dunlop, Inc.	718	31,054
Westamerica Bancorporation	660	36,749
WisdomTree Investments, Inc.	2,895	19,252
World Acceptance Corp.*	166	16,975

		3,735,136

HEALTH CARE (11.2%)
Acorda Therapeutics, Inc.*	981	15,284
Addus Homecare Corp.*	248	16,834
Akorn, Inc.*	2,289	7,760
AMAG Pharmaceuticals, Inc.*	857	13,018
Amedisys, Inc.*	726	85,022
AMN Healthcare Svcs., Inc.*	1,178	66,746
Amphastar Pharmaceuticals, Inc.*	863	17,174
AngioDynamics, Inc.*	914	18,399
ANI Pharmaceuticals, Inc.*	208	9,364
Anika Therapeutics, Inc.*	351	11,797
Assertio Therapeutics, Inc.*	1,617	5,837
BioTelemetry, Inc.*	834	49,807
Cambrex Corp.*	833	31,454
Community Health Systems, Inc.*	2,912	8,212
Computer Programs & Systems, Inc.	292	7,329
CONMED Corp.	642	41,216
Corcept Therapeutics, Inc.*	2,639	35,257
CorVel Corp.*	227	14,010
Cross Country Healthcare, Inc.*	900	6,597
CryoLife, Inc.*	853	24,208
Cutera, Inc.*	346	5,889
Cytokinetics, Inc.*	1,370	8,658
Diplomat Pharmacy, Inc.*	1,401	18,858
Eagle Pharmaceuticals, Inc.*	275	11,080
Emergent BioSolutions, Inc.*	1,127	66,809
Enanta Pharmaceuticals, Inc.*	390	27,624
Endo International PLC*	4,941	36,069
Ensign Group, Inc.	1,228	47,634
HealthStream, Inc.	641	15,480
Heska Corp.*	169	14,551
HMS Hldgs. Corp.*	2,093	58,876
Innoviva, Inc.*	1,682	29,351
Integer Hldgs. Corp.*	744	56,737
Invacare Corp.	833	3,582
Lannett Co, Inc.*	840	4,166
Lantheus Hldgs., Inc.*	962	15,055
LeMaitre Vascular, Inc.	391	9,243
LHC Group, Inc.*	724	67,969
Luminex Corp.	1,037	23,965
Magellan Health, Inc.*	608	34,589
Medicines Co.*	1,639	31,370
Medpace Hldgs., Inc.*	645	34,140
Meridian Bioscience, Inc.	1,056	18,332
Merit Medical Systems, Inc.*	1,346	75,120

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Momenta Pharmaceuticals, Inc.*	2,370	$26,165
Myriad Genetics, Inc.*	1,824	53,024
Natus Medical, Inc.*	860	29,266
Neogen Corp.*	1,293	73,701
NextGen Healthcare, Inc.*	1,200	18,180
Omnicell, Inc.*	979	59,954
OraSure Technologies, Inc.*	1,523	17,789
Orthofix Medical, Inc.*	472	24,775
Owens & Minor, Inc.	1,524	9,647
Phibro Animal Health Corp. Cl A	502	16,144
Progenics Pharmaceuticals, Inc.*	2,130	8,946
Providence Service Corp.*	274	16,446
Quorum Health Corp.*	635	1,835
REGENXBIO, Inc.*	734	30,791
Repligen Corp.*	965	50,894
Select Medical Hldgs. Corp.*	2,729	41,890
Spectrum Pharmaceuticals, Inc.*	2,481	21,709
Supernus Pharmaceuticals, Inc.*	1,312	43,585
Surmodics, Inc.*	332	15,690
Tabula Rasa HealthCare, Inc.*	426	27,162
Tactile Systems Technology, Inc.*	417	18,994
Tivity Health, Inc.*	1,013	25,133
US Physical Therapy, Inc.	313	32,036
Vanda Pharmaceuticals, Inc.*	1,302	34,021
Varex Imaging Corp.*	951	22,520

		1,920,769

INDUSTRIALS (17.8%)
AAON, Inc.	1,008	35,340
AAR Corp.	815	30,432
ABM Industries, Inc.	1,616	51,890
Actuant Corp. Cl A	1,508	31,653
Aegion Corp.*	796	12,991
Aerojet Rocketdyne Hldgs., Inc.*	1,784	62,850
Aerovironment, Inc.*	527	35,810
Alamo Group, Inc.	238	18,402
Albany International Corp. Cl A	715	44,637
Allegiant Travel Co.	319	31,970
American Woodmark Corp.*	385	21,437
Apogee Enterprises, Inc.	707	21,104
Applied Industrial Technologies, Inc.	960	51,782
ArcBest Corp.	635	21,755
Arcosa, Inc.*	1,197	33,145
Astec Industries, Inc.	565	17,057
Atlas Air Worldwide Hldgs., Inc.*	632	26,664
Axon Enterprise, Inc.*	1,449	63,394
AZZ, Inc.	648	26,153
Barnes Group, Inc.	1,174	62,950
Brady Corp. Cl A	1,210	52,587
Briggs & Stratton Corp.	1,044	13,656
Chart Industries, Inc.*	773	50,268
CIRCOR International, Inc.*	492	10,480
Comfort Systems USA, Inc.	927	40,491
Cubic Corp.	703	37,779
DXP Enterprises, Inc.*	390	10,858
Echo Global Logistics, Inc.*	702	14,272

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
Encore Wire Corp.	518	$25,993
Engility Hldgs., Inc.*	449	12,779
EnPro Industries, Inc.	515	30,952
ESCO Technologies, Inc.	636	41,944
Essendant, Inc.	815	10,253
Exponent, Inc.	1,296	65,720
Federal Signal Corp.	1,483	29,512
Forrester Research, Inc.	255	11,399
Forward Air Corp.	723	39,657
Franklin Electric Co., Inc.	976	41,851
FTI Consulting, Inc.*	948	63,175
Gibraltar Industries, Inc.*	800	28,472
Greenbrier Cos., Inc.	795	31,434
Griffon Corp.	840	8,778
Harsco Corp.*	1,995	39,621
Hawaiian Hldgs., Inc.	1,217	32,141
Heartland Express, Inc.	1,182	21,631
Heidrick & Struggles International, Inc.	474	14,784
Hillenbrand, Inc.	1,552	58,867
Hub Group, Inc. Cl A*	831	30,805
Insteel Industries, Inc.	456	11,072
Interface, Inc.	1,489	21,218
John Bean Technologies Corp.	782	56,155
Kaman Corp.	692	38,814
Kelly Svcs., Inc. Cl A	775	15,872
Korn/Ferry International	1,410	55,751
Lindsay Corp.	269	25,891
LSC Communications, Inc.	836	5,852
Lydall, Inc.*	418	8,490
Marten Transport Ltd.	956	15,478
Matson, Inc.	1,069	34,229
Matthews International Corp. Cl A	797	32,374
Mercury Systems, Inc.*	1,200	56,748
Mobile Mini, Inc.	1,104	35,052
Moog, Inc. Cl A	805	62,371
Mueller Industries, Inc.	1,442	33,685
Multi-Color Corp.	352	12,352
MYR Group, Inc.*	409	11,522
National Presto Industries, Inc.	124	14,498
Navigant Consulting, Inc.	1,060	25,493
Orion Group Hldgs., Inc.*	711	3,050
Patrick Industries, Inc.*	566	16,759
PGT Innovations, Inc.*	1,452	23,014
Powell Industries, Inc.	213	5,327
Proto Labs, Inc.*	677	76,359
Quanex Building Products Corp.	871	11,837
Raven Industries, Inc.	891	32,245
Resources Connection, Inc.	737	10,465
RR Donnelley & Sons Co.	1,785	7,069
Saia, Inc.*	637	35,557
Simpson Manufacturing Co., Inc.	1,024	55,429
SkyWest, Inc.	1,306	58,078
SPX Corp.*	1,059	29,663
SPX FLOW, Inc.*	1,051	31,971
Standex International Corp.	319	21,430

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
Team, Inc.*	745	$10,914
Tennant Co.	447	23,293
Tetra Tech, Inc.	1,380	71,443
Titan International, Inc.	1,249	5,820
Trex Co, Inc.*	1,471	87,319
Triumph Group, Inc.	1,229	14,134
TrueBlue, Inc.*	1,006	22,384
UniFirst Corp.	383	54,796
Universal Forest Products, Inc.	1,518	39,407
US Ecology, Inc.	548	34,513
Veritiv Corp.*	314	7,841
Viad Corp.	502	25,145
Vicor Corp.*	412	15,569
Wabash National Corp.	1,380	18,050
WageWorks, Inc.*	977	26,535
Watts Water Technologies, Inc. Cl A	688	44,397

		3,064,305

INFORMATION TECHNOLOGY (13.8%)
3D Systems Corp.*	2,818	28,659
8x8, Inc.*	2,366	42,683
ADTRAN, Inc.	1,187	12,748
Advanced Energy Industries, Inc.*	952	40,869
Agilysys, Inc.*	437	6,267
Alarm.com Hldgs., Inc.*	886	45,957
Anixter International, Inc.*	717	38,940
Applied Optoelectronics, Inc.*	477	7,360
Axcelis Technologies, Inc.*	808	14,382
Badger Meter, Inc.	731	35,972
Bel Fuse, Inc. Cl B	251	4,623
Benchmark Electronics, Inc.	1,088	23,044
Bottomline Technologies DE, Inc.*	903	43,344
Brooks Automation, Inc.	1,792	46,915
Cabot Microelectronics Corp.	711	67,794
CalAmp Corp.*	851	11,071
Cardtronics PLC Cl A*	908	23,608
CEVA, Inc.*	548	12,105
Cohu, Inc.	1,016	16,327
Comtech Telecommunications Corp.	600	14,604
Control4 Corp.*	672	11,827
Cray, Inc.*	1,025	22,130
CSG Systems International, Inc.	830	26,369
CTS Corp.	819	21,204
Daktronics, Inc.	975	7,215
Diebold Nixdorf, Inc.	1,883	4,689
Digi International, Inc.*	679	6,851
Diodes, Inc.*	982	31,679
DSP Group, Inc.*	474	5,309
Ebix, Inc.	574	24,429
Electro Scientific Industries, Inc.*	845	25,316
Electronics For Imaging, Inc.*	1,089	27,007
ePlus, Inc.*	336	23,913
EVERTEC, Inc.	1,506	43,222
ExlService Hldgs., Inc.*	853	44,885
Extreme Networks, Inc.*	2,968	18,105

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Fabrinet*	921	$47,257
FARO Technologies, Inc.*	426	17,313
Finisar Corp.*	2,913	62,921
FormFactor, Inc.*	1,832	25,813
Harmonic, Inc.*	2,173	10,257
Ichor Hldgs. Ltd.*	573	9,340
II-VI, Inc.*	1,469	47,684
Insight Enterprises, Inc.*	877	35,738
Itron, Inc.*	834	39,440
KEMET Corp.	1,456	25,538
Knowles Corp.*	2,234	29,735
Kopin Corp.*	1,535	1,533
Kulicke & Soffa Industries, Inc.	1,668	33,810
LivePerson, Inc.*	1,453	27,404
ManTech International Corp. Cl A	663	34,672
MaxLinear, Inc.*	1,561	27,474
Methode Electronics, Inc.	917	21,357
MicroStrategy, Inc. Cl A*	234	29,893
Monotype Imaging Hldgs., Inc.	1,032	16,017
MTS Systems Corp.	445	17,858
Nanometrics, Inc.*	596	16,289
NETGEAR, Inc.*	781	40,635
NIC, Inc.	1,647	20,555
OneSpan, Inc.*	777	10,062
OSI Systems, Inc.*	420	30,786
Park Electrochemical Corp.	475	8,583
PDF Solutions, Inc.*	692	5,834
Perficient, Inc.*	820	18,253
Photronics, Inc.*	1,710	16,553
Plexus Corp.*	780	39,842
Power Integrations, Inc.	730	44,515
Progress Software Corp.	1,115	39,571
Qualys, Inc.*	831	62,109
Rambus, Inc.*	2,696	20,678
Rogers Corp.*	453	44,874
Rudolph Technologies, Inc.*	787	16,110
Sanmina Corp.*	1,696	40,806
ScanSource, Inc.*	639	21,969
Semtech Corp.*	1,640	75,227
SMART Global Hldgs., Inc.*	307	9,118
SolarEdge Technologies, Inc.*	1,073	37,662
SPS Commerce, Inc.*	441	36,330
Sykes Enterprises, Inc.*	995	24,606
TiVo Corp.	3,159	29,726
Travelport Worldwide Ltd.	3,226	50,390
TTEC Hldgs., Inc.	344	9,828
TTM Technologies, Inc.*	2,296	22,340
Ultra Clean Hldgs., Inc.*	965	8,174
Unisys Corp.*	1,260	14,654
Veeco Instruments, Inc.*	1,187	8,796
Viavi Solutions, Inc.*	5,677	57,054
Virtusa Corp.*	685	29,174
Xperi Corp.	1,211	22,270

		2,375,849

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
MATERIALS (4.0%)
AdvanSix, Inc.*	740	$18,012
AK Steel Hldg. Corp.*	7,839	17,638
American Vanguard Corp.	659	10,010
Balchem Corp.	801	62,758
Boise Cascade Co.	969	23,111
Century Aluminum Co.*	1,206	8,816
Clearwater Paper Corp.*	407	9,919
FutureFuel Corp.	646	10,246
Hawkins, Inc.	237	9,705
Haynes International, Inc.	307	8,105
HB Fuller Co.	1,243	53,039
Ingevity Corp.*	1,048	87,707
Innophos Hldgs., Inc.	484	11,872
Innospec, Inc.	602	37,179
Kaiser Aluminum Corp.	408	36,430
Koppers Hldgs., Inc.*	515	8,776
Kraton Corp.*	794	17,341
LSB Industries, Inc.*	508	2,804
Lyondell Bassell Industries — contingent value rights*	448	0	††
Materion Corp.	504	22,675
Myers Industries, Inc.	875	13,221
Neenah, Inc.	415	24,452
Olympic Steel, Inc.	231	3,296
PH Glatfelter Co.	1,087	10,609
Quaker Chemical Corp.	337	59,888
Rayonier Advanced Materials, Inc.	1,269	13,515
Schweitzer-Mauduit International, Inc.	763	19,113
Stepan Co.	506	37,444
SunCoke Energy, Inc.*	1,616	13,817
TimkenSteel Corp.*	984	8,600
Tredegar Corp.	635	10,071
US Concrete, Inc.*	404	14,253

		684,422

REAL ESTATE (6.4%)
Acadia Realty Trust	2,023	48,066
Agree Realty Corp.	847	50,075
American Assets Trust, Inc.	933	37,479
Armada Hoffler Properties, Inc.	1,230	17,294
CareTrust REIT, Inc.	2,094	38,655
CBL & Associates Properties, Inc.	4,166	7,999
Cedar Realty Trust, Inc.	2,171	6,817
Chatham Lodging Trust	1,148	20,297
Chesapeake Lodging Trust	1,498	36,476
Community Healthcare Trust, Inc.	437	12,599
DiamondRock Hospitality Co.	5,146	46,726

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
Easterly Government Properties, Inc.	1,515	$23,755
EastGroup Properties, Inc.	894	82,007
Four Corners Property Trust, Inc.	1,680	44,016
Franklin Street Properties Corp. Cl C	2,663	16,590
Getty Realty Corp.	834	24,528
Global Net Lease, Inc.	1,885	33,214
Government Properties Income Trust	4,719	32,419
Hersha Hospitality Trust	898	15,751
HFF, Inc. Cl A	969	32,132
Independence Realty Trust, Inc.	2,205	20,242
iStar, Inc.	1,689	15,488
Kite Realty Group Trust	2,084	29,363
Lexington Realty Trust	5,222	42,873
LTC Properties, Inc.	988	41,180
Marcus & Millichap, Inc.*	523	17,955
MAX Hldgs., Inc. Cl A	437	13,438
National Storage Affiliates Trust	1,391	36,806
Pennsylvania Real Estate Investment Trust	1,575	9,355
PS Business Parks, Inc.	492	64,452
Retail Opportunity Investments Corp.	2,825	44,861
RPT Realty	1,993	23,816
Saul Centers, Inc.	285	13,458
Summit Hotel Properties, Inc.	2,592	25,220
Universal Health Realty Income Trust	319	19,577
Urstadt Biddle Properties, Inc. Cl A	734	14,107
Washington Prime Group, Inc.	4,625	22,477
Whitestone REIT	987	12,101

		1,093,664

UTILITIES (2.5%)
American States Water Co.	907	60,805
Avista Corp.	1,623	68,945
California Water Service Group	1,199	57,144
El Paso Electric Co.	1,003	50,280
Northwest Natural Hldg. Co.	714	43,169
South Jersey Industries, Inc.	2,124	59,047
Spire, Inc.	1,256	93,045

		432,435

TOTAL INDEXED ASSETS-COMMON STOCKS
(Cost: $20,575,127) 99.4%		17,104,185

TOTAL INDEXED ASSETS
(Cost: $20,575,127) 99.4%		17,104,185

	Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (0.4%)
Citibank, New York Time Deposit	1.67	01/02/19	$69,144	$69,144

TOTAL TEMPORARY CASH INVESTMENT (Cost: $69,144) 0.4%				69,144

TOTAL INVESTMENTS (Cost: $20,644,271) 99.8%				17,173,329

OTHER NET ASSETS 0.2%				34,773

NET ASSETS 100.0%				$17,208,102

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2018

	Shares	Value

COMMON STOCKS:
COMMUNICATION SERVICES (1.8%)
Discovery, Inc. Cl A*	16,930	$418,848
Discovery, Inc. Cl C*	17,770	410,132
Lions Gate Entertainment Corp. Cl A	8,840	142,324
MSG Networks, Inc. Cl A*	21,903	516,034

		1,487,338

CONSUMER DISCRETIONARY (3.1%)
Marriott Vacations Worldwide Corp.	5,813	409,875
Qurate Retail, Inc.*	17,450	340,624
Ralph Lauren Corp. Cl A	5,037	521,128
Sleep Number Corp.*	7,150	226,869
Stamps.com, Inc.*	4,940	768,862
Taylor Morrison Home Corp. Cl A*	12,722	202,280

		2,469,638

CONSUMER STAPLES (1.8%)
Constellation Brands, Inc. Cl A	1,719	276,450
Ingredion, Inc.	7,341	670,967
Vector Group Ltd.	49,264	479,339

		1,426,756

ENERGY (6.5%)
Baker Hughes, a GE Co. Cl A	18,432	396,288
Cheniere Energy, Inc.*	15,507	917,859
Devon Energy Corp.	11,220	252,899
Hess Corp.	7,538	305,289
MPLX LP	16,998	515,040
Noble Energy, Inc.	26,701	500,911
PBF Energy, Inc. Cl A	45,343	1,481,356
Range Resources Corp.	25,585	244,848
Williams Cos., Inc.	25,751	567,809

		5,182,299

FINANCIALS (20.3%)
American Financial Group, Inc.	12,849	1,163,220
Ameriprise Financial, Inc.	11,272	1,176,459
Associated Banc-Corp.	50,204	993,537
BankUnited, Inc.	23,723	710,267
Citizens Financial Group, Inc.	12,450	370,138
Discover Financial Svcs.	12,401	731,411
Everest Re Group Ltd.	4,106	894,123
Fifth Third Bancorp	40,116	943,929
Hartford Financial Svcs. Group, Inc.	21,415	951,897
KeyCorp	62,392	922,154
Lincoln National Corp.	15,429	791,662
Progressive Corp.	23,743	1,432,415
Reinsurance Group of America, Inc. Cl A	7,392	1,036,580
Starwood Property Trust, Inc.	34,048	671,086
SVB Financial Group*	6,309	1,198,205
Synchrony Financial	15,793	370,504
Voya Financial, Inc.	27,446	1,101,682
Zions Bancorporation	20,230	824,170

		16,283,439

HEALTH CARE (7.5%)
Agilent Technologies, Inc.	16,100	1,086,106
Boston Scientific Corp.*	25,310	894,455

	Shares	Value

COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Centene Corp.*	7,027	$810,213
Edwards Lifesciences Corp.*	2,970	454,915
Hill-Rom Hldgs., Inc.	8,790	778,355
Humana, Inc.	3,104	889,234
Neurocrine Biosciences, Inc.*	6,180	441,314
Zimmer Biomet Hldgs., Inc.	6,613	685,900

		6,040,492

INDUSTRIALS (14.0%)
Alaska Air Group, Inc.	21,680	1,319,228
Carlisle Cos., Inc.	4,528	455,155
Harris Corp.	6,793	914,677
Kirby Corp.*	12,124	816,673
L-3 Technologies, Inc.	8,347	1,449,540
LSC Communications, Inc.	23,110	161,770
Mueller Industries, Inc.	36,510	852,873
Old Dominion Freight Line, Inc.	13,893	1,715,647
Oshkosh Corp.	10,661	653,626
Republic Svcs., Inc. Cl A	4,060	292,685
Stanley Black & Decker, Inc.	10,266	1,229,252
United Rentals, Inc.*	9,772	1,001,923
XPO Logistics, Inc.*	5,650	322,276

		11,185,325

INFORMATION TECHNOLOGY (6.7%)
Analog Devices, Inc.	5,583	479,189
Avnet, Inc.	11,425	412,442
DXC Technology Co.	10,227	543,770
F5 Networks, Inc.*	1,906	308,829
KLA-Tencor Corp.	2,330	208,512
LogMeIn, Inc.	5,250	428,242
Perspecta, Inc.	13,053	224,773
Proofpoint, Inc.*	6,510	545,603
PTC, Inc.*	7,380	611,802
Qorvo, Inc.*	5,940	360,736
ViaSat, Inc.*	6,490	382,586
Western Digital Corp.	7,122	263,300
Worldpay, Inc. Cl A*	7,860	600,740

		5,370,524

MATERIALS (9.2%)
Crown Hldgs., Inc.*	34,085	1,416,913
Eastman Chemical Co.	4,717	344,860
FMC Corp.	5,810	429,708
Freeport-McMoRan, Inc.	39,550	407,760
International Paper Co.	17,549	708,278
Mosaic Co.	7,050	205,930
Nucor Corp.	9,932	514,577
Olin Corp.	32,960	662,826
Packaging Corp. of America	21,659	1,807,660
Steel Dynamics, Inc.	28,317	850,643

		7,349,155

REAL ESTATE (11.8%)
Alexander’s, Inc.	1,137	346,489
Apartment Investment & Management Co. Cl A	16,452	721,914
AvalonBay Communities, Inc.	5,202	905,408

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Shares	Value

COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
Brandywine Realty Trust	46,401	$597,181
Duke Realty Corp.	51,172	1,325,355
Equity LifeStyle Properties, Inc.	4,221	409,986
GEO Group, Inc.	28,610	563,617
Host Hotels & Resorts, Inc.	46,595	776,739
Kilroy Realty Corp.	8,734	549,194
Macerich Co.	8,560	370,477
Prologis, Inc.	14,987	880,036
Regency Centers Corp.	3,926	230,378
Vornado Realty Trust	7,493	464,791
Welltower, Inc.	13,332	925,374
Weyerhaeuser Co.	15,789	345,147

		9,412,086

	Shares	Value

COMMON STOCKS (CONTINUED):
UTILITIES (11.6%)
AES Corp.	41,460	$599,512
Ameren Corp.	18,208	1,187,708
Consolidated Edison, Inc.	14,115	1,079,233
Edison International	6,761	383,822
Entergy Corp.	10,621	914,149
Evergy, Inc.	22,442	1,274,032
Eversource Energy	10,994	715,050
FirstEnergy Corp.	24,306	912,690
PPL Corp.	28,507	807,603
Public Svc. Enterprise Group, Inc.	26,919	1,401,134

		9,274,933

TOTAL COMMON STOCKS
(Cost: $68,526,222) 94.3%		75,481,985

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (3.3%)
U.S. Treasury Bill	A-1+	2.36	02/28/19	$2,600,000	$2,590,156

U.S. GOVERNMENT AGENCIES (1.6%)
FHLB	A-1+	2.15	01/02/19	1,300,000	1,299,923

COMMERCIAL PAPER (0.7%)
Cargill, Inc.†	A-1	2.39	01/02/19	600,000	599,960

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $4,490,039) 5.6%					4,490,039

		Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (0.1%)
Citibank, New York Time Deposit		1.67	01/02/19	$85,179	$85,179

TOTAL TEMPORARY CASH INVESTMENT (Cost: $85,179) 0.1%					85,179

TOTAL INVESTMENTS (Cost: $73,101,440) 100.0%					80,057,203

OTHER NET ASSETS -0.0% (2)					(15,426)

NET ASSETS 100.0%					$80,041,777

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2018

	Shares	Value

INDEXED ASSETS:
COMMON STOCKS:
COMMUNICATION SERVICES (2.4%)
AMC Networks, Inc. Cl A*	38,060	$2,088,733
Cable One, Inc.	4,103	3,364,870
Cars.com, Inc.*	53,751	1,155,646
Cinemark Hldgs., Inc.	88,207	3,157,811
John Wiley & Sons, Inc. Cl A	38,086	1,788,899
Live Nation Entertainment, Inc.*	117,119	5,768,111
Meredith Corp.	33,562	1,743,210
New York Times Co. Cl A	118,918	2,650,682
TEGNA, Inc.	182,582	1,984,666
Telephone & Data Systems, Inc.	78,061	2,540,105
World Wrestling Entertainment, Inc. Cl A	36,930	2,759,410
Yelp, Inc.*	64,717	2,264,448

		31,266,591

CONSUMER DISCRETIONARY (11.4%)
Aaron’s, Inc.	57,422	2,414,595
Adient PLC	72,836	1,096,910
Adtalem Global Education, Inc.*	49,255	2,330,747
American Eagle Outfitters, Inc.	143,314	2,770,260
AutoNation, Inc.*	48,276	1,723,453
Bed Bath & Beyond, Inc.	115,633	1,308,966
Big Lots, Inc.	33,662	973,505
Boyd Gaming Corp.	69,006	1,433,945
Brinker International, Inc.	32,336	1,422,137
Brunswick Corp.	72,762	3,379,795
Carter’s, Inc.	38,528	3,144,655
Cheesecake Factory, Inc.	34,640	1,507,186
Churchill Downs, Inc.	10,060	2,454,036
Cracker Barrel Old Country Store, Inc.	19,926	3,185,370
Dana, Inc.	122,481	1,669,416
Deckers Outdoor Corp.*	24,371	3,118,269
Delphi Technologies PLC	74,714	1,069,905
Dick’s Sporting Goods, Inc.	62,130	1,938,456
Dillard’s, Inc. Cl A	15,463	932,574
Domino’s Pizza, Inc.	34,516	8,559,623
Dunkin’ Brands Group, Inc.	68,609	4,399,209
Eldorado Resorts, Inc.*	54,401	1,969,860
Five Below, Inc.*	47,801	4,890,998
Gentex Corp.	219,692	4,439,975
Graham Hldgs. Co. Cl B	3,583	2,295,198
Helen of Troy Ltd.*	22,174	2,908,785
International Speedway Corp. Cl A	20,193	885,665
Jack in the Box, Inc.	21,339	1,656,547
KB Home	72,471	1,384,196
Marriott Vacations Worldwide Corp.	34,507	2,433,089
Michaels Cos., Inc.*	75,635	1,024,098
Murphy USA, Inc.*	25,102	1,923,817
NVR, Inc.*	2,848	6,940,548
Ollie’s Bargain Outlet Hldgs., Inc.*	44,087	2,932,226
Papa John’s International, Inc.	18,661	742,894
Penn National Gaming, Inc.*	90,018	1,695,039
Polaris Industries, Inc.	48,981	3,755,863
Pool Corp.	33,480	4,976,802

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER DISCRETIONARY (CONTINUED)
Sally Beauty Hldgs., Inc.*	100,562	$1,714,582
Scientific Games Corp.Cl A*	47,221	844,312
Service Corp. International	151,221	6,088,157
Signet Jewelers Ltd.	44,021	1,398,547
Six Flags Entertainment Corp.	60,107	3,343,752
Skechers U.S.A., Inc. Cl A*	112,185	2,567,915
Sotheby’s*	28,858	1,146,817
Tempur Sealy International, Inc.*	38,838	1,607,893
Texas Roadhouse, Inc. Cl A	55,341	3,303,858
Thor Industries, Inc.	41,707	2,168,764
Toll Brothers, Inc.	113,106	3,724,581
TRI Pointe Group, Inc.*	119,904	1,310,551
Tupperware Brands Corp.	40,704	1,285,025
Urban Outfitters, Inc.*	63,808	2,118,426
Visteon Corp.*	24,183	1,457,751
Weight Watchers International, Inc.*	32,285	1,244,587
Wendy’s Co.	155,930	2,434,067
Williams-Sonoma, Inc.	67,419	3,401,289
Wyndham Destinations, Inc.	81,158	2,908,703
Wyndham Hotels & Resorts, Inc.	82,756	3,754,640

		145,512,829

CONSUMER STAPLES (2.9%)
Boston Beer Co., Inc. Cl A*	7,168	1,726,341
Casey’s General Stores, Inc.	30,526	3,911,602
Edgewell Personal Care Co.*	44,973	1,679,742
Energizer Hldgs., Inc.	49,431	2,231,810
Flowers Foods, Inc.	152,599	2,818,503
Hain Celestial Group, Inc.*	75,793	1,202,077
Ingredion, Inc.	58,599	5,355,949
Lancaster Colony Corp.	16,336	2,889,185
Nu Skin Enterprises, Inc. Cl A	46,892	2,875,886
Post Hldgs., Inc.*	56,015	4,992,617
Sanderson Farms, Inc.	16,932	1,681,178
Sprouts Farmers Market, Inc.*	106,738	2,509,410
Tootsie Roll Industries, Inc.	15,420	515,028
TreeHouse Foods, Inc.*	46,890	2,377,792

		36,767,120

ENERGY (3.6%)
Apergy Corp.*	65,072	1,762,150
Callon Petroleum Co.*	191,476	1,242,679
Chesapeake Energy Corp.*	767,315	1,611,361
CNX Resources Corp.*	170,288	1,944,689
Core Laboratories N.V.	36,453	2,174,786
Diamond Offshore Drilling, Inc.*	53,754	507,438
Dril-Quip, Inc.*	30,082	903,362
Ensco PLC Cl A	367,226	1,307,325
EQT Corp.	212,639	4,016,751
Equitrans Midstream Corp.*	169,156	3,386,503
Matador Resources Co.*	88,058	1,367,541
McDermott International, Inc.*	153,178	1,001,784
Murphy Oil Corp.	137,014	3,204,757
Oasis Petroleum, Inc.*	225,566	1,247,380
Oceaneering International, Inc.*	82,963	1,003,852

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
ENERGY (CONTINUED)
Patterson-UTI Energy, Inc.	183,528	$1,899,515
PBF Energy, Inc. Cl A	100,665	3,288,726
QEP Resources, Inc.*	201,491	1,134,394
Range Resources Corp.	172,604	1,651,820
Rowan Cos. PLC Cl A*	104,802	879,289
SM Energy Co.	88,361	1,367,828
Southwestern Energy Co.*	486,873	1,660,237
Transocean Ltd.*	426,870	2,962,478
World Fuel Svcs. Corp.	56,939	1,219,064
WPX Energy, Inc.*	332,313	3,771,753

		46,517,462

FINANCIALS (15.9%)
Alleghany Corp.	12,366	7,707,975
American Financial Group, Inc.	58,591	5,304,243
Aspen Insurance Hldgs. Ltd.	49,430	2,075,566
Associated Banc-Corp.	138,351	2,737,966
BancorpSouth Bank	75,906	1,984,183
Bank of Hawaii Corp.	34,705	2,336,341
Bank OZK	99,902	2,280,763
Brown & Brown, Inc.	196,308	5,410,248
Cathay General Bancorp	64,648	2,167,647
Chemical Financial Corp.	60,014	2,197,113
CNO Financial Group, Inc.	137,878	2,051,625
Commerce Bancshares, Inc.	82,993	4,678,315
Cullen/Frost Bankers, Inc.	53,132	4,672,428
East West Bancorp, Inc.	120,942	5,264,605
Eaton Vance Corp.	97,788	3,440,182
Evercore, Inc. Cl A	34,044	2,436,189
FactSet Research Systems, Inc.	31,930	6,390,151
Federated Investors, Inc. Cl B	79,370	2,107,273
First American Financial Corp.	92,890	4,146,610
First Horizon National Corp.	268,877	3,538,421
FNB Corp.	272,246	2,678,901
Fulton Financial Corp.	146,758	2,271,814
Genworth Financial, Inc. Cl A*	415,041	1,934,091
Hancock Whitney Corp.	71,071	2,462,610
Hanover Insurance Group, Inc.	35,069	4,095,007
Home BancShares, Inc.	132,754	2,169,200
Interactive Brokers Group, Inc. Cl A	62,470	3,413,985
International Bancshares Corp.	45,693	1,571,839
Janus Henderson Group PLC	138,229	2,864,105
Kemper Corp.	50,485	3,351,194
Legg Mason, Inc.	71,411	1,821,695
LendingTree, Inc.*	6,339	1,391,854
MarketAxess Hldgs., Inc.	31,523	6,661,125
MB Financial, Inc.	70,011	2,774,536
Mercury General Corp.	22,572	1,167,198
Navient Corp.	190,692	1,679,997
New York Community Bancorp, Inc.	411,611	3,873,260
Old Republic International Corp.	236,926	4,873,568
PacWest Bancorp	101,275	3,370,432
Pinnacle Financial Partners, Inc.	61,334	2,827,497
Primerica, Inc.	35,842	3,502,122
Prosperity Bancshares, Inc.	55,432	3,453,414
Reinsurance Group of America, Inc. Cl A	52,487	7,360,252

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
RenaissanceRe Hldgs. Ltd.	33,528	$4,482,694
SEI Investments Co.	109,915	5,078,073
Signature Bank	44,867	4,612,776
SLM Corp.*	364,352	3,027,765
Sterling Bancorp	186,811	3,084,250
Stifel Financial Corp.	59,795	2,476,709
Synovus Financial Corp.	138,686	4,436,565
TCF Financial Corp.	139,737	2,723,474
Texas Capital Bancshares, Inc.*	41,775	2,134,285
Trustmark Corp.	55,927	1,590,005
UMB Financial Corp.	37,507	2,286,802
Umpqua Hldgs. Corp.	183,418	2,916,346
United Bankshares, Inc.	86,454	2,689,584
Valley National Bancorp	277,034	2,460,062
Washington Federal, Inc.	68,316	1,824,720
Webster Financial Corp.	76,979	3,794,295
Wintrust Financial Corp.	46,954	3,121,971
WR Berkley Corp.	80,410	5,943,103

		203,181,019

HEALTH CARE (9.7%)
Acadia Healthcare Co., Inc.*	74,038	1,903,517
Allscripts Healthcare Solutions, Inc.*	147,432	1,421,245
Avanos Medical, Inc.*	39,939	1,788,868
Bio-Rad Laboratories, Inc. Cl A*	16,887	3,921,499
Bio-Techne Corp.	31,917	4,619,028
Cantel Medical Corp.	30,340	2,258,813
Catalent, Inc.*	122,144	3,808,450
Charles River Laboratories International, Inc.*	40,390	4,571,340
Chemed Corp.	13,162	3,728,531
Encompass Health Corp.	82,761	5,106,354
Exelixis, Inc.*	254,888	5,013,647
Globus Medical, Inc. Cl A*	64,122	2,775,200
Haemonetics Corp.*	43,422	4,344,371
HealthEquity, Inc.*	46,571	2,777,960
Hill-Rom Hldgs., Inc.	56,670	5,018,129
ICU Medical, Inc.*	13,940	3,201,042
Inogen, Inc.*	14,951	1,856,466
Integra LifeSciences Hldgs. Corp.*	59,751	2,694,770
Ligand Pharmaceuticals, Inc.*	17,923	2,432,151
LivaNova PLC*	40,791	3,731,153
Mallinckrodt PLC*	69,403	1,096,567
Masimo Corp.*	40,924	4,394,010
Medidata Solutions, Inc.*	52,215	3,520,335
MEDNAX, Inc.*	74,578	2,461,074
Molina Healthcare, Inc.*	52,996	6,159,195
NuVasive, Inc.*	43,301	2,145,998
Patterson Cos., Inc.	69,161	1,359,705
PRA Health Sciences, Inc.*	49,618	4,562,871
Prestige Consumer Healthcare, Inc.*	43,567	1,345,349
STERIS PLC	70,869	7,572,353
Syneos Health, Inc. Cl A*	51,700	2,034,395
Teleflex, Inc.	38,215	9,877,813

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Tenet Healthcare Corp.*	70,285	$1,204,685
United Therapeutics Corp.*	36,682	3,994,670
West Pharmaceutical Svcs., Inc.	62,579	6,134,619

		124,836,173

INDUSTRIALS (14.9%)
Acuity Brands, Inc.	33,455	3,845,652
AECOM*	131,347	3,480,695
AGCO Corp.	54,850	3,053,499
ASGN, Inc.*	44,135	2,405,357
Avis Budget Group, Inc.*	54,516	1,225,520
Brink’s Co.	42,639	2,756,611
Carlisle Cos., Inc.	49,670	4,992,828
Clean Harbors, Inc.*	42,736	2,109,022
Crane Co.	42,403	3,060,649
Curtiss-Wright Corp.	36,544	3,731,873
Deluxe Corp.	38,867	1,494,047
Donaldson Co., Inc.	107,010	4,643,164
Dun & Bradstreet Corp.	30,762	4,390,968
Dycom Industries, Inc.*	26,259	1,419,036
EMCOR Group, Inc.	48,575	2,899,442
EnerSys	35,176	2,730,009
Esterline Technologies Corp.*	21,998	2,671,657
GATX Corp.	31,585	2,236,534
Genesee & Wyoming, Inc. Cl A*	49,002	3,627,128
Graco, Inc.	139,169	5,824,223
Granite Construction, Inc.	39,564	1,593,638
Healthcare Svcs. Group, Inc.	62,240	2,500,803
Herman Miller, Inc.	49,864	1,508,386
HNI Corp.	36,641	1,298,191
Hubbell, Inc. Cl B	45,840	4,553,746
IDEX Corp.	64,101	8,093,392
Insperity, Inc.	32,021	2,989,481
ITT, Inc.	73,485	3,547,121
JetBlue Airways Corp.*	254,315	4,084,299
KBR, Inc.	119,315	1,811,202
Kennametal, Inc.	69,373	2,308,733
Kirby Corp.*	45,207	3,045,144
Knight-Swift Transportation Hldgs., Inc. Cl A	106,112	2,660,228
Landstar System, Inc.	34,464	3,297,171
Lennox International, Inc.	30,252	6,620,953
Lincoln Electric Hldgs., Inc.	53,992	4,257,269
ManpowerGroup, Inc.	51,726	3,351,845
MasTec, Inc.*	53,599	2,173,975
MSA Safety, Inc.	29,460	2,777,194
MSC Industrial Direct Co., Inc. Cl A	38,214	2,939,421
Nordson Corp.	43,724	5,218,459
NOW, Inc.*	89,728	1,044,434
nVent Electric PLC	132,545	2,976,961
Old Dominion Freight Line, Inc.	54,837	6,771,821
Oshkosh Corp.	59,979	3,677,312
Pitney Bowes, Inc.	157,906	933,224
Regal Beloit Corp.	36,016	2,522,921
Resideo Technologies, Inc.*	102,303	2,102,327

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
Ryder System, Inc.	44,552	$2,145,179
Stericycle, Inc.*	72,056	2,643,735
Teledyne Technologies, Inc.*	30,033	6,218,933
Terex Corp.	54,220	1,494,845
Timken Co.	57,688	2,152,916
Toro Co.	87,938	4,913,975
Trinity Industries, Inc.	122,728	2,526,970
Valmont Industries, Inc.	18,645	2,068,663
Wabtec Corp.	72,842	5,117,151
Watsco, Inc.	26,742	3,720,882
Werner Enterprises, Inc.	36,993	1,092,773
Woodward, Inc.	46,537	3,457,234

		190,810,821

INFORMATION TECHNOLOGY (14.8%)
ACI Worldwide, Inc.*	97,248	2,690,852
ARRIS International PLC*	135,827	4,152,231
Arrow Electronics, Inc.*	72,825	5,021,284
Avnet, Inc.	93,145	3,362,534
Belden, Inc.	33,929	1,417,214
Blackbaud, Inc.	41,580	2,615,382
CACI International, Inc. Cl A*	20,827	2,999,713
CDK Global, Inc.	107,094	5,127,661
Ciena Corp.*	118,649	4,023,388
Cirrus Logic, Inc.*	50,462	1,674,329
Cognex Corp.	144,208	5,576,523
Coherent, Inc.*	20,690	2,187,140
CommVault Systems, Inc.*	32,758	1,935,670
CoreLogic, Inc.*	67,928	2,270,154
Cree, Inc.*	86,479	3,699,139
Cypress Semiconductor Corp.	303,450	3,859,884
Fair Isaac Corp.*	24,111	4,508,757
First Solar, Inc.*	63,656	2,702,515
Integrated Device Technology, Inc.*	106,676	5,166,319
InterDigital, Inc.	28,440	1,889,269
j2 Global, Inc.	39,288	2,725,801
Jabil, Inc.	119,842	2,970,883
Leidos Hldgs., Inc.	125,893	6,637,079
Littelfuse, Inc.	20,740	3,556,495
LiveRamp Hldgs., Inc.*	45,292	1,749,630
LogMeIn, Inc.	42,372	3,456,284
Lumentum Hldgs., Inc.*	63,558	2,670,072
Manhattan Associates, Inc.*	55,752	2,362,212
MAXIMUS, Inc.	54,062	3,518,896
MKS Instruments, Inc.	45,901	2,965,664
Monolithic Power Systems, Inc.	32,854	3,819,278
National Instruments Corp.	94,671	4,296,170
NCR Corp.*	97,213	2,243,676
NetScout Systems, Inc.*	58,718	1,387,506
Perspecta, Inc.	119,494	2,057,687
Plantronics, Inc.	28,006	926,999
PTC, Inc.*	90,108	7,469,953
Sabre Corp.	232,425	5,029,677
Science Applications International Corp.	35,736	2,276,383
Silicon Laboratories, Inc.*	36,259	2,857,572

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Synaptics, Inc.*	29,243	$1,088,132
SYNNEX Corp.	35,067	2,834,816
Tech Data Corp.*	31,265	2,557,790
Teradata Corp.*	99,504	3,816,973
Teradyne, Inc.	148,157	4,649,167
Trimble, Inc.*	211,729	6,968,001
Tyler Technologies, Inc.*	32,616	6,060,705
Ultimate Software Group, Inc.*	26,485	6,485,382
Universal Display Corp.	35,988	3,367,397
Versum Materials, Inc.	90,504	2,508,771
ViaSat, Inc.*	47,776	2,816,395
Vishay Intertechnology, Inc.	111,175	2,002,262
WEX, Inc.*	36,061	5,050,704
Zebra Technologies Corp. Cl A*	44,865	7,143,854

		189,208,224

MATERIALS (6.4%)
Allegheny Technologies, Inc.*	105,484	2,296,387
AptarGroup, Inc.	52,131	4,903,963
Ashland Global Hldgs., Inc.	52,321	3,712,698
Bemis Co., Inc.	76,087	3,492,393
Cabot Corp.	49,903	2,142,835
Carpenter Technology Corp.	39,595	1,409,978
Chemours Co.	143,430	4,047,595
Commercial Metals Co.	98,405	1,576,448
Compass Minerals International, Inc.	28,019	1,168,112
Domtar Corp.	52,419	1,841,479
Eagle Materials, Inc.	39,580	2,415,567
Greif, Inc. Cl A	21,324	791,334
Louisiana-Pacific Corp.	116,836	2,596,096
Minerals Technologies, Inc.	29,272	1,502,824
NewMarket Corp.	7,426	3,060,180
Olin Corp.	139,440	2,804,138
Owens-Illinois, Inc.*	132,110	2,277,576
PolyOne Corp.	67,021	1,916,801
Reliance Steel & Aluminum Co.	58,599	4,170,491
Royal Gold, Inc.	54,124	4,635,721
RPM International, Inc.	110,792	6,512,354
Scotts Miracle-Gro Co.	32,609	2,004,149
Sensient Technologies Corp.	35,419	1,978,151
Silgan Hldgs., Inc.	64,714	1,528,545
Sonoco Products Co.	82,994	4,409,471
Steel Dynamics, Inc.	191,617	5,756,175
United States Steel Corp.	147,767	2,695,270
Valvoline, Inc.	155,820	3,015,117
Worthington Industries, Inc.	33,339	1,161,531

		81,823,379

REAL ESTATE (9.3%)
Alexander & Baldwin, Inc.*	56,530	1,039,021
American Campus Communities, Inc.	114,011	4,718,915
Camden Property Trust	77,757	6,846,504
CoreCivic, Inc.	99,699	1,777,633
CoreSite Realty Corp.	30,739	2,681,363

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
Corporate Office Properties Trust	90,172	$1,896,317
Cousins Properties, Inc.	349,072	2,757,669
CyrusOne, Inc.	87,311	4,617,006
Douglas Emmett, Inc.	134,104	4,576,970
EPR Properties	62,094	3,975,879
First Industrial Realty Trust, Inc.	105,310	3,039,247
GEO Group, Inc.	102,759	2,024,352
Healthcare Realty Trust, Inc.	104,593	2,974,625
Highwoods Properties, Inc.	86,060	3,329,661
Hospitality Properties Trust	136,878	3,268,647
JBG SMITH Properties	90,899	3,164,194
Jones Lang LaSalle, Inc.	38,121	4,826,119
Kilroy Realty Corp.	83,934	5,277,771
Lamar Advertising Co. Cl A	70,682	4,889,781
Liberty Property Trust	122,879	5,146,173
Life Storage, Inc.	38,574	3,586,996
Mack-Cali Realty Corp.	75,173	1,472,639
Medical Properties Trust, Inc.	304,859	4,902,133
National Retail Properties, Inc.	132,005	6,403,563
Omega Healthcare Investors, Inc.	167,660	5,893,249
Pebblebrook Hotel Trust	107,171	3,034,011
PotlatchDeltic Corp.	56,855	1,798,892
Rayonier, Inc.	108,551	3,005,777
Realogy Hldgs. Corp.	99,167	1,455,772
Sabra Health Care REIT, Inc.	149,715	2,467,303
Senior Housing Properties Trust	199,820	2,341,890
Tanger Factory Outlet Centers, Inc.	78,582	1,588,928
Taubman Centers, Inc.	51,313	2,334,228
Uniti Group, Inc.	148,741	2,315,897
Urban Edge Properties	95,281	1,583,570
Weingarten Realty Investors	99,221	2,461,673

		119,474,368

UTILITIES (5.4%)
ALLETE, Inc.	42,862	3,266,942
Aqua America, Inc.	147,332	5,037,281
Atmos Energy Corp.	96,920	8,986,422
Black Hills Corp.	44,842	2,815,181
Hawaiian Electric Industries, Inc.	89,869	3,291,003
IDACORP, Inc.	41,946	3,903,495
MDU Resources Group, Inc.	162,329	3,869,923
National Fuel Gas Co.	71,620	3,665,512
New Jersey Resources Corp.	73,448	3,354,370
NorthWestern Corp.	41,773	2,482,987
OGE Energy Corp.	165,424	6,482,967
ONE Gas, Inc.	43,798	3,486,321
PNM Resources, Inc.	66,478	2,731,581
Southwest Gas Hldgs., Inc.	44,031	3,368,371
UGI Corp.	144,525	7,710,409
Vectren Corp.	68,778	4,950,640

		69,403,405

TOTAL INDEXED ASSETS-COMMON STOCKS
(Cost: $1,146,076,465) 96.7%		1,238,801,391

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Rating**	Rate(%)	Maturity	Face Amount	Value
INDEXED ASSETS:
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (2.2%)
U.S. Treasury Bill	A-1+	2.29	01/17/19	$3,000,000	$2,996,961
U.S. Treasury Bill	A-1+	2.36	02/14/19	15,000,000	14,956,899
U.S. Treasury Bill	A-1+	2.36	02/28/19	5,200,000	5,180,312
U.S. Treasury Bill (1)	A-1+	2.37	02/21/19	5,000,000	4,983,326

					28,117,498

COMMERCIAL PAPER (1.0%)
Cargill, Inc.†	A-1	2.39	01/02/19	12,700,000	12,699,157

TOTAL INDEXED ASSETS-SHORT-TERM DEBT SECURITIES (Cost: $40,816,655) 3.2%					40,816,655

TOTAL INDEXED ASSETS (Cost: $1,186,893,120) 99.9%					1,279,618,046

		Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (0.0%) (2)
Citibank, New York Time Deposit		1.67	1/02/19	$106,816	$106,816

TOTAL TEMPORARY CASH INVESTMENT (Cost: $106,816) 0.0% (2)					106,816

TOTAL INVESTMENTS (Cost: $1,186,999,936) 99.9%					1,279,724,862

OTHER NET ASSETS 0.1%					1,642,729

NET ASSETS 100.0%					$1,281,367,591

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2018

	Shares	Value
COMMON STOCKS:
FINANCIALS (92.5%)
iShares Core MSCI EAFE ETF	964,519	$53,048,545
iShares Core MSCI Europe ETF	393,284	16,254,428
iShares Core MSCI Pacific ETF	177,010	8,960,246
iShares Edge MSCI Min Vol Emerging Markets ETF	239,149	13,361,254
iShares MSCI EAFE ETF	3,094,851	181,915,343
iShares MSCI EAFE Growth ETF	548,713	37,899,607
iShares MSCI EAFE Small-Cap ETF	177,935	9,220,592
iShares MSCI EAFE Value ETF	812,063	36,721,489
Vanguard FTSE Developed Markets ETF	2,129,980	79,022,258
Vanguard FTSE Europe ETF	424,630	20,645,510
Vanguard FTSE Pacific ETF	220,480	13,367,702

		470,416,974

TOTAL COMMON STOCKS
(Cost: $490,224,455) 92.5%		470,416,974

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (3.0%)
U.S. Treasury Bill	A-1+	2.36	02/14/19	$15,000,000	$14,956,899

U.S. GOVERNMENT AGENCIES (2.8%)
FHLB	A-1+	2.10	01/2/19	14,400,000	14,399,160

COMMERCIAL PAPER (2.0%)
Cargill Global Funding PLC†	A-1	2.39	01/2/19	10,300,000	10,299,316

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $39,655,375) 7.8%					39,655,375

		Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (0.1%)
Citibank, New York Time Deposit		1.67	01/2/19	$541,896	$541,896

TOTAL TEMPORARY CASH INVESTMENT (Cost: $541,896) 0.1%					541,896

TOTAL INVESTMENTS (Cost: $530,421,726) 100.4%					510,614,245

OTHER NET ASSETS -0.4%					(2,096,812)

NET ASSETS 100.0%					$508,517,433

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2018

	Shares	Value

COMMON STOCKS:
COMMUNICATION SERVICES (2.5%)
CenturyLink, Inc.	51,772	$784,346
Comcast Corp. Cl A	72,580	2,471,349
Viacom, Inc. Cl B	36,354	934,298

		4,189,993

CONSUMER DISCRETIONARY (6.1%)
Amazon.com, Inc.*	987	1,482,444
Foot Locker, Inc.	17,020	905,464
Home Depot, Inc.	16,573	2,847,573
Kohl’s Corp.	19,673	1,305,107
Macy’s, Inc.	22,340	665,285
PulteGroup, Inc.	22,611	587,660
PVH Corp.	7,450	692,478
Ross Stores, Inc.	17,701	1,472,723
Tapestry, Inc.	16,624	561,060

		10,519,794

CONSUMER STAPLES (2.3%)
General Mills, Inc.	26,863	1,046,045
Kroger Co.	23,497	646,168
PepsiCo, Inc.	14,405	1,591,464
Walgreens Boots Alliance, Inc.	10,697	730,926

		4,014,603

ENERGY (4.5%)
Anadarko Petroleum Corp.	11,531	505,519
Baker Hughes, a GE Co. Cl A	31,473	676,669
Chevron Corp.	17,305	1,882,611
ConocoPhillips	16,082	1,002,713
Marathon Petroleum Corp.	32,880	1,940,249
Pioneer Natural Resources Co.	4,721	620,906
Williams Cos., Inc.	53,308	1,175,441

		7,804,108

FINANCIALS (7.6%)
American International Group, Inc.	19,324	761,559
Bank of America Corp.	76,309	1,880,254
Citigroup, Inc.	30,775	1,602,146
CME Group, Inc. Cl A	8,317	1,564,594
Comerica, Inc.	12,936	888,574
Fifth Third Bancorp	39,034	918,470
JPMorgan Chase & Co.	25,705	2,509,322
Morgan Stanley	29,437	1,167,177
Progressive Corp.	10,629	641,247
Synchrony Financial	45,769	1,073,741

		13,007,084

HEALTH CARE (8.5%)
AbbVie, Inc.	25,734	2,372,418
Amgen, Inc.	7,368	1,434,329
Celgene Corp.*	14,413	923,729
CVS Health Corp.	23,470	1,537,755
Gilead Sciences, Inc.	19,233	1,203,024
Humana, Inc.	3,465	992,653
Medtronic PLC	14,515	1,320,284
Merck & Co., Inc.	25,490	1,947,691
UnitedHealth Group, Inc.	11,403	2,840,715

		14,572,598

	Shares	Value

COMMON STOCKS (Continued):
INDUSTRIALS (5.2%)
Boeing Co.	7,731	$2,493,248
Delta Air Lines, Inc.	29,011	1,447,649
FedEx Corp.	5,234	844,401
Ingersoll-Rand PLC	9,370	854,825
Lockheed Martin Corp.	4,962	1,299,250
PACCAR, Inc.	10,286	587,742
Parker-Hannifin Corp.	4,464	665,761
Robert Half International, Inc.	13,416	767,395

		8,960,271

INFORMATION TECHNOLOGY (13.6%)
Analog Devices, Inc.	8,017	688,099
Apple, Inc.	29,419	4,640,553
Broadcom, Inc.	7,312	1,859,295
Cisco Systems, Inc.	51,231	2,219,839
Citrix Systems, Inc.	8,722	893,656
Corning, Inc.	53,036	1,602,218
DXC Technology Co.	18,829	1,001,138
Lam Research Corp.	6,568	894,365
Micron Technology, Inc.*	23,448	744,005
Microsoft Corp.	51,193	5,199,673
Texas Instruments, Inc.	10,744	1,015,308
Total System Svcs., Inc.	13,074	1,062,786
Visa, Inc. Cl A	12,194	1,608,876

		23,429,811

MATERIALS (1.8%)
Eastman Chemical Co.	11,503	840,984
LyondellBasell Industries NV Cl A	13,463	1,119,583
Nucor Corp.	10,135	525,094
WestRock Co.	17,047	643,695

		3,129,356

REAL ESTATE (2.1%)
American Tower Corp.	11,010	1,741,672
Equinix, Inc.	1,732	610,634
Simon Property Group, Inc.	7,788	1,308,306

		3,660,612

UTILITIES (1.6%)
NextEra Energy, Inc.	8,998	1,564,033
Sempra Energy	11,475	1,241,480

		2,805,513

TOTAL COMMON STOCKS
(Cost: $86,762,789) 55.8%		96,093,743

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Rating**	Rate(%)	Maturity	Face Amount	Value

LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (16.2%)
U.S. Treasury Note	AA+	1.50	02/28/23	$500,000	$480,386
U.S. Treasury Note	AA+	1.63	02/15/26	750,000	702,450
U.S. Treasury Note	AA+	2.00	02/15/25	500,000	483,727
U.S. Treasury Note	AA+	2.00	11/15/26	800,000	764,204
U.S. Treasury Note	AA+	2.13	05/15/25	750,000	730,022
U.S. Treasury Note	AA+	2.25	02/15/27	1,650,000	1,603,372
U.S. Treasury Note	AA+	2.25	08/15/27	2,250,000	2,179,146
U.S. Treasury Note	AA+	2.25	11/15/27	2,150,000	2,078,439
U.S. Treasury Note	AA+	2.38	05/15/27	1,850,000	1,812,625
U.S. Treasury Note	AA+	2.75	05/31/23	1,000,000	1,010,902
U.S. Treasury Note	AA+	2.88	05/15/28	7,250,000	7,366,595
U.S. Treasury Strip	AA+	0.00	08/15/28	6,000,000	4,589,471
U.S. Treasury Strip	AA+	0.00	08/15/29	5,500,000	4,078,337

					27,879,676

U.S. GOVERNMENT AGENCIES (12.5%)
MORTGAGE-BACKED OBLIGATIONS (12.2%)
FHLMC	AA+	2.50	09/01/27	194,938	192,649
FHLMC	AA+	2.62	01/25/23	50,000	49,263
FHLMC	AA+	3.00	06/01/27	117,687	118,081
FHLMC	AA+	3.00	08/01/27	122,658	122,886
FHLMC	AA+	3.00	02/01/32	296,240	295,181
FHLMC	AA+	3.00	10/15/37	165,360	165,070
FHLMC	AA+	3.00	11/01/42	185,741	182,472
FHLMC	AA+	3.00	04/01/43	233,760	229,826
FHLMC	AA+	3.50	02/01/32	130,463	132,871
FHLMC	AA+	3.50	01/01/43	230,339	231,822
FHLMC	AA+	3.50	06/01/45	316,337	317,492
FHLMC	AA+	3.50	07/01/45	340,578	342,218
FHLMC	AA+	4.00	02/01/25	21,781	22,340
FHLMC	AA+	4.00	11/01/33	245,865	251,704
FHLMC	AA+	4.00	01/01/38	186,934	193,258
FHLMC	AA+	4.00	03/01/41	110,627	113,826
FHLMC	AA+	4.00	07/01/41	150,374	154,725
FHLMC	AA+	4.00	11/01/42	107,171	110,139
FHLMC	AA+	4.00	01/01/43	178,536	183,813
FHLMC	AA+	4.00	01/01/44	195,288	200,697
FHLMC	AA+	4.00	10/01/44	156,282	159,740
FHLMC	AA+	4.00	06/01/45	296,867	304,368
FHLMC	AA+	4.00	05/01/47	356,662	363,922
FHLMC	AA+	4.50	08/01/34	22,632	23,539
FHLMC	AA+	4.50	08/15/35	21,028	21,310
FHLMC	AA+	4.50	02/01/44	138,448	143,499
FHLMC	AA+	4.50	05/01/48	479,886	497,093
FHLMC	AA+	5.00	02/01/26	13,232	13,849
FHLMC	AA+	5.00	10/01/40	147,898	155,444
FHLMC	AA+	5.50	07/01/32	26,674	28,543
FHLMC	AA+	5.50	05/01/33	28,897	30,576
FHLMC	AA+	5.50	06/01/37	94,575	102,131
FHLMC	AA+	6.00	03/15/32	26,712	29,185
FHLMC ARM	AA+	3.70	02/01/36	27,108	28,441
FHLMC ARM	AA+	3.90	03/01/37	3,650	3,805
FHLMC ARM	AA+	4.14	04/01/37	19,614	20,512
FHLMC ARM	AA+	4.18	05/01/37	20,278	21,092
FHLMC Strip	AA+	3.00	01/15/43	248,722	247,791
FNMA	AA+	2.68	12/01/26	300,000	291,193
FNMA	AA+	2.92	07/01/27	292,483	288,582

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Rating**	Rate(%)	Maturity	Face Amount	Value

LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FNMA	AA+	3.00	06/01/33	$241,787	$240,800
FNMA	AA+	3.00	09/01/33	211,352	210,489
FNMA	AA+	3.00	12/01/42	262,460	255,037
FNMA	AA+	3.00	01/01/43	553,880	545,544
FNMA	AA+	3.00	02/01/43	156,817	154,330
FNMA	AA+	3.00	03/01/43	302,940	298,136
FNMA	AA+	3.00	04/01/43	264,386	256,914
FNMA	AA+	3.00	09/01/43	301,389	296,491
FNMA	AA+	3.50	03/25/28	238,733	242,415
FNMA	AA+	3.50	08/01/38	197,475	198,669
FNMA	AA+	3.50	10/01/41	120,560	121,261
FNMA	AA+	3.50	11/01/41	224,394	226,207
FNMA	AA+	3.50	12/01/41	217,444	218,718
FNMA	AA+	3.50	04/01/42	351,241	354,092
FNMA	AA+	3.50	04/01/42	234,100	235,483
FNMA	AA+	3.50	08/01/42	170,220	171,602
FNMA	AA+	3.50	10/01/42	178,546	179,996
FNMA	AA+	3.50	11/25/42	476,068	481,496
FNMA	AA+	3.50	08/01/43	381,256	384,107
FNMA	AA+	3.50	08/01/43	316,986	318,965
FNMA	AA+	3.50	01/01/44	81,076	80,604
FNMA	AA+	3.50	08/25/44	93,875	95,161
FNMA	AA+	3.50	04/01/45	270,415	271,521
FNMA	AA+	3.50	11/01/46	369,005	370,110
FNMA	AA+	3.50	09/01/47	174,743	175,314
FNMA	AA+	3.50	08/01/48	477,900	478,100
FNMA	AA+	3.53	01/01/26	200,000	205,400
FNMA	AA+	4.00	05/01/19	1,424	1,457
FNMA	AA+	4.00	07/25/26	319,753	334,887
FNMA	AA+	4.00	01/01/31	130,445	134,000
FNMA	AA+	4.00	07/01/40	217,543	223,727
FNMA	AA+	4.00	11/01/40	126,359	129,971
FNMA	AA+	4.00	05/01/41	115,238	117,412
FNMA	AA+	4.00	11/01/45	288,967	297,310
FNMA	AA+	4.00	02/01/47	227,811	232,970
FNMA	AA+	4.00	05/01/48	587,569	599,273
FNMA	AA+	4.00	07/01/56	629,108	642,026
FNMA	AA+	4.50	05/01/30	41,748	43,664
FNMA	AA+	4.50	04/01/31	55,821	58,385
FNMA	AA+	4.50	08/01/33	25,406	26,439
FNMA	AA+	4.50	09/01/33	51,658	53,769
FNMA	AA+	4.50	06/01/34	45,465	47,267
FNMA	AA+	4.50	08/01/35	29,093	30,297
FNMA	AA+	4.50	12/01/35	28,988	30,190
FNMA	AA+	4.50	05/01/39	50,971	53,394
FNMA	AA+	4.50	05/01/39	80,438	84,247
FNMA	AA+	4.50	05/01/40	100,978	106,124
FNMA	AA+	4.50	10/01/40	442,802	464,029
FNMA	AA+	4.50	11/01/47	236,686	245,389
FNMA	AA+	4.50	11/01/47	113,534	118,332
FNMA	AA+	5.00	06/01/33	49,442	52,512
FNMA	AA+	5.00	10/01/33	51,944	55,252
FNMA	AA+	5.00	11/01/33	146,070	155,161
FNMA	AA+	5.00	11/01/33	33,176	35,347
FNMA	AA+	5.00	03/01/34	17,125	18,189
FNMA	AA+	5.00	04/01/34	24,266	25,580

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Rating**	Rate(%)	Maturity	Face Amount	Value

LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FNMA	AA+	5.00	09/01/35	$17,826	$18,926
FNMA	AA+	5.00	11/25/35	66,754	71,997
FNMA	AA+	5.00	08/01/37	143,214	152,013
FNMA	AA+	5.00	05/01/39	59,186	63,144
FNMA	AA+	5.00	06/01/40	32,123	34,102
FNMA	AA+	5.50	03/01/34	8,179	8,659
FNMA	AA+	5.50	05/01/34	105,523	113,631
FNMA	AA+	5.50	07/01/34	33,938	36,286
FNMA	AA+	5.50	09/01/34	15,111	16,251
FNMA	AA+	5.50	09/01/34	47,203	50,530
FNMA	AA+	5.50	10/01/34	19,962	21,486
FNMA	AA+	5.50	02/01/35	35,272	37,845
FNMA	AA+	5.50	02/01/35	28,456	30,634
FNMA	AA+	5.50	08/01/35	11,839	12,673
FNMA	AA+	5.50	08/01/37	6,846	7,367
FNMA	AA+	5.50	11/01/38	4,522	4,767
FNMA	AA+	5.50	06/01/48	12,134	12,463
FNMA	AA+	6.00	05/01/23	11,288	12,115
FNMA	AA+	6.00	04/01/32	1,747	1,875
FNMA	AA+	6.00	05/01/32	10,196	11,124
FNMA	AA+	6.00	04/01/33	56,916	61,134
FNMA	AA+	6.00	05/01/33	31,170	33,454
FNMA	AA+	6.00	06/01/34	14,188	15,321
FNMA	AA+	6.00	09/01/34	9,788	10,513
FNMA	AA+	6.00	10/01/34	24,139	25,939
FNMA	AA+	6.00	12/01/36	24,909	27,117
FNMA	AA+	6.00	01/01/37	26,910	29,361
FNMA	AA+	6.00	04/01/37	4,595	4,808
FNMA	AA+	6.00	05/01/37	4,597	4,827
FNMA	AA+	6.00	06/01/37	1,710	1,757
FNMA	AA+	6.00	10/25/44	79,579	88,125
FNMA	AA+	6.00	02/25/47	69,186	76,941
FNMA	AA+	6.00	12/25/49	33,078	36,754
FNMA	AA+	6.50	05/01/32	22,671	24,332
FNMA	AA+	6.50	05/01/32	4,237	4,547
FNMA	AA+	6.50	07/01/32	3,647	3,914
FNMA	AA+	6.50	07/01/34	16,296	17,737
FNMA	AA+	6.50	05/01/37	19,218	19,873
FNMA	AA+	6.50	09/01/37	6,922	7,430
FNMA	AA+	7.00	04/01/32	3,768	4,178
FNMA	AA+	7.50	06/01/31	4,132	4,623
FNMA	AA+	7.50	02/01/32	4,184	4,764
FNMA	AA+	7.50	06/01/32	3,205	3,737
FNMA	AA+	8.00	04/01/32	1,451	1,512
FNMA Strip	AA+	3.00	08/25/42	193,776	190,441
FRESB Multifamily Mortgage	AA+	3.16	11/25/27	198,810	195,548
FRESB Multifamily Mortgage	AA+	3.30	12/25/27	99,406	98,547
GNMA (3)	AA+	3.50	05/20/31	96,413	98,898
GNMA (3)	AA+	4.00	08/15/41	144,244	148,633
GNMA (3)	AA+	4.00	01/15/42	209,492	215,906
GNMA (3)	AA+	4.00	08/20/42	134,660	138,256
GNMA (3)	AA+	4.50	04/20/31	72,399	75,723
GNMA (3)	AA+	4.50	10/15/40	133,311	140,787
GNMA (3)	AA+	4.50	10/20/43	267,760	279,352
GNMA (3)	AA+	5.00	04/15/39	106,938	113,982

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Rating**	Rate(%)	Maturity	Face Amount	Value

LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
GNMA (3)	AA+	5.00	06/20/39	$120,418	$127,847
GNMA (3)	AA+	5.00	11/15/39	59,506	63,072
GNMA (3)	AA+	6.50	04/15/31	1,791	1,928
GNMA (3)	AA+	6.50	10/15/31	2,291	2,596
GNMA (3)	AA+	6.50	12/15/31	1,363	1,467
GNMA (3)	AA+	6.50	05/15/32	6,529	7,030
GNMA (3)	AA+	7.00	05/15/31	2,224	2,522
GNMA (3)	AA+	7.00	05/15/32	649	660
Vendee Mortgage Trust (3)	AA+	5.25	01/15/32	88,680	90,773

					21,093,064

NON-MORTGAGE-BACKED OBLIGATIONS (0.3%)
FHLMC	AA+	0.00	11/29/19	500,000	487,039

CORPORATE DEBT (13.4%)
COMMUNICATION SERVICES (0.6%)
AT&T, Inc.	BBB	3.00	06/30/22	350,000	341,321
Omnicom Group, Inc.	BBB+	3.63	05/01/22	100,000	98,612
Omnicom Group, Inc.	BBB+	4.45	08/15/20	250,000	254,226
Viacom, Inc.	BBB-	3.25	03/15/23	350,000	336,708

					1,030,867

CONSUMER DISCRETIONARY (2.9%)
Advance Auto Parts, Inc.	BBB-	4.50	12/01/23	100,000	102,344
Advance Auto Parts, Inc.	BBB-	5.75	05/01/20	270,000	276,501
Amazon.com, Inc.	AA-	5.20	12/03/25	300,000	329,693
AutoZone, Inc.	BBB	4.00	11/15/20	250,000	251,896
Dollar General Corp.	BBB	3.25	04/15/23	300,000	293,297
eBay, Inc.	BBB+	2.88	08/01/21	325,000	320,452
Expedia Group, Inc.	BBB	5.95	08/15/20	250,000	258,254
Family Dollar Stores, Inc.	BBB-	5.00	02/01/21	300,000	305,250
Harman International Industries, Inc.	BBB+	4.15	05/15/25	300,000	300,734
Kohl’s Corp.	BBB-	3.25	02/01/23	250,000	244,517
Kohl’s Corp.	BBB-	4.00	11/01/21	100,000	103,046
Lowe’s Cos., Inc.	BBB+	3.12	04/15/22	300,000	294,823
Macy’s Retail Hldgs., Inc.	BBB-	2.88	02/15/23	216,000	199,987
Marriott International, Inc.	BBB	3.13	10/15/21	25,000	24,800
Marriott International, Inc.	BBB	3.25	09/15/22	350,000	342,744
Mattel, Inc.	B+	3.15	03/15/23	350,000	287,000
NVR, Inc.	BBB+	3.95	09/15/22	300,000	294,951
O’Reilly Automotive, Inc.	BBB	3.80	09/01/22	300,000	303,215
Tapestry, Inc.	BBB-	4.25	04/01/25	100,000	97,461
Tupperware Brands Corp.	BBB-	4.75	06/01/21	350,000	358,561

					4,989,526

CONSUMER STAPLES (0.8%)
Edgewell Personal Care Co.	BB	4.70	05/19/21	275,000	270,875
Ingredion, Inc.	BBB	4.63	11/01/20	250,000	254,425
Molson Coors Brewing Co.	BBB-	3.50	05/01/22	400,000	397,587
Sysco Corp.	BBB+	2.60	06/12/22	300,000	289,283
Sysco Corp.	BBB+	3.75	10/01/25	100,000	97,557

					1,309,727

ENERGY (0.8%)
Cameron International Corp.	AA-	4.50	06/01/21	300,000	303,592
Energen Corp.	NR	4.63	09/01/21	250,000	247,500
EQT Corp.	BBB	4.88	11/15/21	210,000	214,005
Marathon Oil Corp.	BBB-	2.80	11/01/22	350,000	328,715
Rowan Cos., Inc.	B-	4.88	06/01/22	300,000	247,500

					1,341,312

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Rating**	Rate(%)	Maturity	Face Amount	Value

LONG-TERM DEBT SECURITIES (CONTINUED):
CORPORATE DEBT (CONTINUED)
FINANCIALS (3.0%)
Aflac, Inc.	A-	4.00	02/15/22	$300,000	$306,122
Alleghany Corp.	BBB+	5.63	09/15/20	300,000	310,148
American Express Co.	BBB	3.63	12/05/24	250,000	244,375
Bank of America Corp.	BBB+	3.95	04/21/25	300,000	290,806
Block Financial LLC	BBB	5.25	10/01/25	350,000	354,604
Capital One Financial Corp.	BBB	4.75	07/15/21	300,000	307,786
Citizens Financial Group, Inc.	BBB	3.75	07/01/24	250,000	243,390
Citizens Financial Group, Inc.	BBB	4.35	08/01/25	100,000	98,232
Fairfax U.S., Inc.†	BBB-	4.88	08/13/24	250,000	255,515
Fifth Third Bancorp	BBB	4.30	01/16/24	300,000	303,480
First Republic Bank	A-	2.38	06/17/19	150,000	149,356
First Tennessee Bank	BBBu	2.95	12/01/19	350,000	347,292
Lincoln National Corp.	A-	4.00	09/01/23	250,000	254,840
Moody’s Corp.	BBB+	4.50	09/01/22	250,000	257,144
Pacific LifeCorp.†	A-	6.00	02/10/20	23,000	23,607
Prudential Financial, Inc.	A	4.50	11/16/21	250,000	258,008
Signet UK Finance PLC	BB+	4.70	06/15/24	250,000	221,250
Synchrony Financial	BBB-	3.70	08/04/26	400,000	339,466
Unum Group	BBB	4.00	03/15/24	150,000	148,874
Voya Financial, Inc.	BBB	3.65	06/15/26	250,000	236,452
WR Berkley Corp.	BBB+	7.38	09/15/19	250,000	257,297

					5,208,044

HEALTH CARE (1.5%)
Agilent Technologies, Inc.	BBB+	5.00	07/15/20	290,000	297,690
Anthem, Inc.	A	4.35	08/15/20	250,000	254,358
Bio-Rad Laboratories, Inc.	BBB	4.88	12/15/20	200,000	205,032
Medco Health Solutions, Inc.	A-	4.13	09/15/20	250,000	252,651
Owens & Minor, Inc.	BB	3.88	09/15/21	400,000	296,000
PerkinElmer, Inc.	BBB	5.00	11/15/21	300,000	309,511
Quest Diagnostics, Inc.	BBB+	4.70	04/01/21	150,000	154,174
Quest Diagnostics, Inc.	BBB+	4.75	01/30/20	250,000	253,995
Thermo Fisher Scientific, Inc.	BBB+	3.60	08/15/21	375,000	376,089
Zimmer Biomet Hldgs., Inc.	BBB	3.15	04/01/22	250,000	244,417

					2,643,917

INDUSTRIALS (0.1%)
JB Hunt Transport Svsc., Inc.	BBB+	3.30	08/15/22	200,000	198,364

INFORMATION TECHNOLOGY (1.1%)
Applied Materials, Inc.	A-	3.90	10/01/25	350,000	352,365
Arrow Electronics, Inc.	BBB-	4.50	03/01/23	300,000	303,810
Fiserv, Inc.	BBB	4.75	06/15/21	360,000	370,785
Ingram Micro, Inc.	NR	5.00	08/10/22	200,000	195,484
Juniper Networks, Inc.	BBB	4.60	03/15/21	350,000	357,683
Symantec Corp.	BB+	4.20	09/15/20	350,000	346,063

					1,926,190

MATERIALS (1.0%)
Freeport-McMoRan, Inc.	BB	3.55	03/01/22	300,000	283,875
Methanex Corp.	BB+	3.25	12/15/19	250,000	248,126
Packaging Corp. of America	BBB	3.90	06/15/22	250,000	252,401
Packaging Corp. of America	BBB	4.50	11/01/23	150,000	153,751
Sherwin-Williams Co.	BBB	3.95	01/15/26	350,000	342,383
Southern Copper Corp.	BBB+	3.50	11/08/22	100,000	97,553
Teck Resources Ltd.	BB+	4.75	01/15/22	300,000	298,500

					1,676,589

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Rating**	Rate(%)	Maturity	Face Amount	Value

LONG-TERM DEBT SECURITIES (CONTINUED):
CORPORATE DEBT (CONTINUED)
REAL ESTATE (0.8%)
Government Properties Income Trust	BBB-	3.75	08/15/19	$350,000	$350,347
Healthcare Realty Trust, Inc.	BBB	3.75	04/15/23	250,000	246,146
Hospitality Properties Trust	BBB-	5.00	08/15/22	250,000	255,349
National Retail Properties, Inc.	BBB+	3.80	10/15/22	250,000	251,273
Welltower, Inc.	BBB+	6.13	04/15/20	250,000	257,854

					1,360,969

UTILITIES (0.8%)
Entergy Corp.	BBB	5.13	09/15/20	250,000	255,114
Exelon Corp.	BBB-	5.15	12/01/20	340,000	347,441
National Fuel Gas Co.	BBB	4.90	12/01/21	250,000	254,572
National Fuel Gas Co.	BBB	5.20	07/15/25	100,000	101,532
SCANA Corp.	BBB	4.13	02/01/22	300,000	300,083
Southern Co.	BBB+	3.25	07/01/26	50,000	46,862

					1,305,604

TOTAL CORPORATE DEBT					22,991,109

TOTAL LONG-TERM DEBT SECURITIES (Cost: $72,847,616) 42.1%					72,450,888

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (1.5%)
FHLB	A-1+	2.15	01/02/19	$2,600,000	$2,599,845

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $2,599,845) 1.5%					2,599,845

		Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (0.4%)
Citibank, New York Time Deposit		1.67	01/02/19	$593,560	$593,560

TOTAL TEMPORARY CASH INVESTMENT (Cost: $593,560) 0.4%					593,560

TOTAL INVESTMENTS (Cost: $162,803,810) 99.8%					171,738,036

OTHER NET ASSETS 0.2%					384,677

NET ASSETS 100.0%					$172,122,713

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — RETIREMENT INCOME FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2018

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (30.8%)	22,288,833	$31,350,358
Equity Index Fund (20.6%)	5,530,638	20,880,576
Mid-Cap Equity Index Fund (4.8%)	2,499,030	4,826,371
Mid-Term Bond Fund (31.0%)	30,647,607	31,395,838
Money Market Fund (12.8%)	10,625,002	12,978,408

TOTAL INVESTMENTS (Cost: $102,865,400) 100.0%		101,431,551

OTHER NET ASSETS -0.0% (2)		(1,690)

NET ASSETS 100.0%		$101,429,861

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2010 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2018

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (29.0%)	4,952,227	$6,965,555
Equity Index Fund (21.6%)	1,369,661	5,171,070
International Fund (2.7%)	856,964	656,485
Mid-Cap Equity Index Fund (7.0%)	871,720	1,683,552
Mid-Term Bond Fund (30.0%)	7,028,067	7,199,651
Money Market Fund (9.7%)	1,897,271	2,317,511

TOTAL INVESTMENTS (Cost: $24,290,216) 100.0%		23,993,824

OTHER NET ASSETS -0.0% (2)		(747)

NET ASSETS 100.0%		$23,993,077

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2015 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2018

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (28.3%)	27,891,932	$39,231,397
Equity Index Fund (27.5%)	10,070,477	38,020,450
International Fund (3.6%)	6,588,407	5,047,115
Mid-Cap Equity Index Fund (9.4%)	6,721,163	12,980,568
Mid-Term Bond Fund (25.2%)	34,039,471	34,870,510
Money Market Fund (4.3%)	4,851,117	5,925,624
Small Cap Growth Fund (0.9%)	945,592	1,193,714
Small Cap Value Fund (0.8%)	875,925	1,189,654

TOTAL INVESTMENTS (Cost: $137,133,345) 100.0%		138,459,032

OTHER NET ASSETS -0.0% (2)		(2,016)

NET ASSETS 100.0%		$138,457,016

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2020 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2018

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (27.0%)	98,712,871	$138,844,588
Equity Index Fund (31.3%)	42,753,064	161,411,500
International Fund (6.3%)	42,659,799	32,679,965
Mid-Cap Equity Index Fund (10.3%)	27,434,667	52,984,517
Mid-Term Bond Fund (21.2%)	106,430,500	109,028,894
Small Cap Growth Fund (2.0%)	8,028,868	10,135,635
Small Cap Value Fund (1.9%)	7,441,346	10,106,598

TOTAL INVESTMENTS (Cost: $511,451,394) 100.0%		515,191,697

OTHER NET ASSETS -0.0% (2)		(3,547)

NET ASSETS 100.0%		$515,188,150

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2025 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2018

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (24.2%)	122,082,089	$171,714,563
Equity Index Fund (34.6%)	65,137,684	245,923,223
International Fund (8.4%)	77,838,126	59,628,675
Mid-Cap Equity Index Fund (12.4%)	45,757,888	88,372,118
Mid-Term Bond Fund (13.0%)	89,936,771	92,132,487
Small Cap Growth Fund (3.8%)	21,237,758	26,810,524
Small Cap Value Fund (3.6%)	18,599,990	25,261,912

TOTAL INVESTMENTS (Cost: $705,192,058) 100.0%		709,843,502

OTHER NET ASSETS -0.0% (2)		(4,585)

NET ASSETS 100.0%		$709,838,917

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2030 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2018

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (21.7%)	95,359,013	$134,127,220
Equity Index Fund (37.1%)	60,575,270	228,698,115
International Fund (10.5%)	84,753,814	64,926,507
Mid-Cap Equity Index Fund (17.3%)	55,156,420	106,523,484
Mid-Term Bond Fund (4.2%)	24,970,323	25,579,948
Small Cap Growth Fund (4.7%)	23,206,701	29,296,116
Small Cap Value Fund (4.5%)	20,588,456	27,962,582

TOTAL INVESTMENTS (Cost: $612,396,623) 100.0%		617,113,972

OTHER NET ASSETS -0.0% (2)		(3,919)

NET ASSETS 100.0%		$617,110,053

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2035 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2018

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (17.6%)	63,519,055	$89,342,727
Equity Index Fund (39.3%)	53,077,559	200,390,982
International Fund (11.8%)	78,701,118	60,289,779
Mid-Cap Equity Index Fund (20.1%)	52,928,909	102,221,496
Small Cap Growth Fund (5.7%)	23,096,299	29,156,744
Small Cap Value Fund (5.5%)	20,650,760	28,047,202

TOTAL INVESTMENTS (Cost: $503,287,698) 100.0%		509,448,930

OTHER NET ASSETS -0.0% (2)		(2,820)

NET ASSETS 100.0%		$509,446,110

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2040 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2018

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (13.5%)	39,952,608	$56,195,340
Equity Index Fund (39.0%)	42,576,594	160,745,248
International Fund (13.7%)	73,578,796	56,365,772
Mid-Cap Equity Index Fund (20.0%)	42,712,029	82,489,656
Small Cap Growth Fund (6.9%)	22,544,155	28,459,719
Small Cap Value Fund (6.9%)	20,914,665	28,405,629

TOTAL INVESTMENTS (Cost: $406,264,366) 100.0%		412,661,364

OTHER NET ASSETS -0.0% (2)		(2,713)

NET ASSETS 100.0%		$412,658,651

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2045 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2018

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (11.4%)	35,822,142	$50,385,633
Equity Index Fund (38.0%)	44,052,607	166,317,843
International Fund (13.8%)	78,784,961	60,354,007
Mid-Cap Equity Index Fund (21.3%)	48,251,081	93,187,217
Small Cap Growth Fund (7.9%)	27,285,999	34,445,818
Small Cap Value Fund (7.6%)	24,609,945	33,424,440

TOTAL INVESTMENTS (Cost: $425,063,563) 100.0%		438,114,958

OTHER NET ASSETS -0.0% (2)		(2,972)

NET ASSETS 100.0%		$438,111,986

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2050 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2018

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (9.5%)	19,121,379	$26,895,175
Equity Index Fund (35.7%)	26,986,176	101,884,607
International Fund (15.9%)	59,223,472	45,368,733
Mid-Cap Equity Index Fund (21.3%)	31,499,400	60,834,727
Small Cap Growth Fund (9.0%)	20,408,818	25,764,072
Small Cap Value Fund (8.6%)	18,071,092	24,543,579

TOTAL INVESTMENTS (Cost: $300,228,805) 100.0%		285,290,893

OTHER NET ASSETS -0.0% (2)		(1,520)

NET ASSETS 100.0%		$285,289,373

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2055 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2018

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (9.6%)	4,794,682	$6,743,960
Equity Index Fund (33.3%)	6,193,219	23,382,110
International Fund (16.8%)	15,380,745	11,782,573
Mid-Cap Equity Index Fund (21.5%)	7,840,756	15,142,836
Small Cap Growth Fund (9.4%)	5,242,439	6,618,049
Small Cap Value Fund (9.4%)	4,879,202	6,626,777

TOTAL INVESTMENTS (Cost: $79,173,702) 100.0%		70,296,305

OTHER NET ASSETS -0.0% (2)		(226)

NET ASSETS 100.0%		$70,296,079

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2060 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2018

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (7.6%)	220,312	$309,880
Equity Index Fund (30.1%)	322,226	1,216,545
International Fund (20.4%)	1,074,797	823,359
Mid-Cap Equity Index Fund (22.4%)	469,308	906,374
Small Cap Growth Fund (9.7%)	310,859	392,428
Small Cap Value Fund (9.8%)	292,160	396,802

TOTAL INVESTMENTS (Cost: $4,398,334) 100.0%		4,045,388

OTHER NET ASSETS -0.0% (2)		(3)

NET ASSETS 100.0%		$4,045,385

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — CONSERVATIVE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2018

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (31.2%)	33,261,256	$46,783,620
Equity Index Fund (23.7%)	9,414,364	35,543,339
International Fund (4.4%)	8,626,245	6,608,221
Mid-Cap Equity Index Fund (4.5%)	3,466,176	6,694,219
Mid-Term Bond Fund (36.2%)	53,016,875	54,311,229

TOTAL INVESTMENTS (Cost: $151,739,976) 100.0%		149,940,628

OTHER NET ASSETS -0.0% (2)		(258)

NET ASSETS 100.0%		$149,940,370

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MODERATE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2018

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (26.9%)	70,796,195	$99,578,388
Equity Index Fund (34.2%)	33,660,481	127,083,025
International Fund (9.1%)	44,065,078	33,756,494
Mid-Cap Equity Index Fund (13.8%)	26,547,720	51,271,559
Mid-Term Bond Fund (16.0%)	58,031,903	59,448,693

TOTAL INVESTMENTS (Cost: $350,807,778) 100.0%		371,138,159

OTHER NET ASSETS -0.0% (2)		(543)

NET ASSETS 100.0%		$371,137,616

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — AGGRESSIVE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2018

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (22.1%)	42,724,799	$60,094,565
Equity Index Fund (35.4%)	25,416,639	95,958,921
International Fund (14.1%)	49,892,938	38,220,984
Mid-Cap Equity Index Fund (19.0%)	26,735,946	51,635,080
Small Cap Growth Fund (4.7%)	10,010,693	12,637,489
Small Cap Value Fund (4.7%)	9,446,665	12,830,158

TOTAL INVESTMENTS (Cost: $248,586,785) 100.0%		271,377,197

OTHER NET ASSETS -0.0% (2)		(1,330)

NET ASSETS 100.0%		$271,375,867

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2018

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (22.1%)
U.S. Treasury Bill	A-1+	2.29	01/15/19	$7,900,000	$7,892,996
U.S. Treasury Bill	A-1+	2.29	01/17/19	500,000	499,494
U.S. Treasury Bill	A-1+	2.30	01/22/19	6,400,000	6,391,432
U.S. Treasury Bill	A-1+	2.33	02/07/19	3,000,000	2,992,836
U.S. Treasury Bill	A-1+	2.34	02/14/19	3,200,000	3,190,894
U.S. Treasury Bill	A-1+	2.37	01/29/19	6,400,000	6,388,264
U.S. Treasury Bill	A-1+	2.37	02/21/19	7,000,000	6,976,571
U.S. Treasury Bill	A-1+	2.38	02/28/19	7,000,000	6,973,291
U.S. Treasury Bill	A-1+	2.39	02/19/19	5,000,000	4,983,820

					46,289,598

U.S. GOVERNMENT AGENCIES (16.5%)
FHLB	A-1+	2.26	01/02/19	7,000,000	6,999,562
FHLB	A-1+	2.26	01/08/19	700,000	699,694
FHLB	A-1+	2.30	01/09/19	900,000	899,540
FHLB	A-1+	2.38	02/05/19	5,400,000	5,387,558
FHLB	A-1+	2.38	02/07/19	2,800,000	2,793,180
FHLB	A-1+	2.38	02/12/19	3,300,000	3,290,856
FHLB	A-1+	2.39	02/13/19	1,200,000	1,196,589
FHLB	A-1+	2.40	02/08/19	4,000,000	3,989,909
FHLB	A-1+	2.41	02/20/19	4,000,000	3,986,667
FHLB	A-1+	2.43	03/01/19	700,000	697,224
FHLB	A-1+	2.43	03/05/19	750,000	746,874
FNMA	A-1+	2.22	01/02/19	4,000,000	3,999,754

					34,687,407

COMMERCIAL PAPER (61.3%)
3M Co.†	A-1+	2.45	01/23/19	5,000,000	4,992,514
Apple, Inc.†	A-1+	2.31	01/03/19	4,000,000	3,999,489
Apple, Inc.†	A-1+	2.31	01/11/19	3,000,000	2,998,083
Apple, Inc.†	A-1+	2.49	02/11/19	600,000	598,305
Boeing Co.†	A-1	2.39	01/02/19	600,000	599,960
Boeing Co.†	A-1	2.53	02/06/19	1,300,000	1,296,707
Boeing Co.†	A-1	2.59	02/20/19	5,200,000	5,181,367
Boeing Co.†	A-1	2.61	02/06/19	250,000	249,367
Chevron Corp.†	A-1+	2.30	01/10/19	6,600,000	6,596,221
Chevron Corp.†	A-1+	2.41	02/12/19	900,000	897,480
CME Group, Inc.†	A-1+	2.55	01/08/19	7,000,000	6,996,529
Coca-Cola Co.†	A-1	2.31	01/09/19	2,298,000	2,296,825
Coca-Cola Co.†	A-1	2.34	01/08/19	3,150,000	3,148,573
Coca-Cola Co.†	A-1	2.41	01/15/19	1,400,000	1,398,693
Coca-Cola Co.†	A-1	2.51	02/15/19	435,000	433,641
Coca-Cola Co.†	A-1	2.56	02/06/19	750,000	748,088
Emerson Electric Co.†	A-1	2.37	01/04/19	5,000,000	4,999,013
Emerson Electric Co.†	A-1	2.50	01/24/19	2,500,000	2,496,007
Exxon Mobil Corp.	A-1+	2.33	01/11/19	2,000,000	1,998,711
Exxon Mobil Corp.	A-1+	2.35	01/23/19	2,000,000	1,997,140
Exxon Mobil Corp.	A-1+	2.40	01/25/19	2,000,000	1,996,813
Intercontinental Exchange, Inc.†	A-1	2.56	02/04/19	3,190,000	3,182,317
J.P. Morgan Securities LLC	A-1	2.56	01/17/19	260,000	259,706
J.P. Morgan Securities LLC	A-1	2.56	01/28/19	400,000	399,235
J.P. Morgan Securities LLC†	A-1	2.56	01/31/19	250,000	249,452
J.P. Morgan Securities LLC	A-1	2.61	01/17/19	500,000	499,422
J.P. Morgan Securities LLC	A-1	2.61	01/22/19	250,000	249,621
J.P. Morgan Securities LLC†	A-1	2.61	01/28/19	1,500,000	1,497,075
J.P. Morgan Securities LLC†	A-1	2.66	01/31/19	1,200,000	1,197,367
J.P. Morgan Securities LLC	A-1	2.71	02/22/19	250,000	249,025

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES (CONTINUED):
COMMERCIAL PAPER (CONTINUED)
Kimberly-Clark Corp.†	A-1	2.45	01/14/19	$900,000	$899,204
Madison Gas & Electric	A-1+	2.50	01/15/19	2,100,000	2,097,958
Natural Rural Utilities	A-1	2.40	01/04/19	5,200,000	5,198,960
Natural Rural Utilities	A-1	2.40	01/07/19	1,300,000	1,299,480
Natural Rural Utilities	A-1	2.58	02/05/19	950,000	947,626
Nestle Capital Corp.†	A-1+	2.34	01/07/19	4,000,000	3,998,447
Nestle Capital Corp.†	A-1+	2.34	01/28/19	3,000,000	2,994,757
Novartis Finance Corp.†	A-1+	2.35	01/02/19	3,500,000	3,499,772
Novartis Finance Corp.†	A-1+	2.45	01/25/19	500,000	499,183
Novartis Finance Corp.†	A-1+	2.56	02/22/19	4,000,000	3,985,267
ONE Gas, Inc.†	A-1	2.46	01/11/19	3,300,000	3,297,754
ONE Gas, Inc.†	A-1	2.49	01/16/19	4,000,000	3,995,867
Pfizer, Inc.†	A-1+	2.44	02/11/19	7,500,000	7,479,244
Proctor & Gamble Co.†	A-1+	2.44	01/29/19	7,000,000	6,986,770
Simon Property Group LP†	A-1	2.33	01/09/19	2,600,000	2,598,660
Simon Property Group LP†	A-1	2.33	01/14/19	3,500,000	3,497,068
Simon Property Group LP†	A-1	2.41	01/07/19	1,000,000	999,593
Simon Property Group LP†	A-1	2.50	01/07/19	800,000	799,674
Toyota Motor Credit Corp.	A-1+	2.38	01/04/19	3,000,000	2,999,407
Unilever Capital Corp.†	A-1	2.38	01/22/19	2,000,000	1,997,235
Wal-Mart Stores, Inc.†	A-1+	2.51	01/30/19	5,000,000	4,989,931

					128,764,603

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $209,741,558) 99.9%					209,741,608

TOTAL INVESTMENTS (Cost: $209,741,558) 99.9%					209,741,608

OTHER NET ASSETS 0.1%					171,311

NET ASSETS 100.0%					$209,912,919

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2018

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (50.8%)
U.S. Treasury Note	AA+	0.75	07/15/19	$3,000,000	$2,971,289
U.S. Treasury Note	AA+	1.13	01/31/19	13,000,000	12,987,565
U.S. Treasury Note	AA+	1.38	06/30/23	18,000,000	17,137,859
U.S. Treasury Note	AA+	1.38	09/30/23	23,500,000	22,310,367
U.S. Treasury Note	AA+	1.50	10/31/19	3,000,000	2,971,980
U.S. Treasury Note	AA+	1.50	02/28/23	21,000,000	20,176,217
U.S. Treasury Note	AA+	1.50	08/15/26	22,000,000	20,308,490
U.S. Treasury Note	AA+	1.63	07/31/19	13,500,000	13,427,754
U.S. Treasury Note	AA+	1.63	06/30/20	5,500,000	5,425,223
U.S. Treasury Note	AA+	1.63	10/31/23	9,900,000	9,501,591
U.S. Treasury Note	AA+	1.63	05/15/26	26,000,000	24,294,085
U.S. Treasury Note	AA+	1.75	12/31/20	3,500,000	3,449,366
U.S. Treasury Note	AA+	1.75	02/28/22	15,000,000	14,672,651
U.S. Treasury Note	AA+	1.88	05/31/22	16,900,000	16,567,154
U.S. Treasury Note	AA+	2.00	11/30/20	7,500,000	7,429,165
U.S. Treasury Note	AA+	2.00	05/31/24	25,000,000	24,324,119
U.S. Treasury Note	AA+	2.00	06/30/24	23,500,000	22,852,151
U.S. Treasury Note	AA+	2.13	05/15/25	10,200,000	9,928,298
U.S. Treasury Note	AA+	2.75	09/30/20	2,000,000	2,007,218
U.S. Treasury Note	AA+	2.75	05/31/23	8,000,000	8,087,215
U.S. Treasury Note	AA+	2.88	05/31/25	36,500,000	37,138,274

					297,968,031

U.S. GOVERNMENT AGENCIES (6.2%)
MORTGAGE-BACKED OBLIGATIONS (0.0%) (2)
FHLMC	AA+	7.50	03/15/21	920	943

NON-MORTGAGE-BACKED OBLIGATIONS (6.2%)
FNMA	AA+	0.00	10/09/19	23,000,000	22,506,438
FHLMC	AA+	0.00	11/29/19	13,500,000	13,150,064
Tennessee Valley Authority Strip	AA+	0.00	11/01/20	900,000	854,481

					36,510,983

CORPORATE DEBT (42.1%)
COMMUNICATION SERVICES (1.5%)
AT&T, Inc.	BBB	3.00	02/15/22	2,000,000	1,962,112
Discovery Communications LLC†	BBB-	3.50	06/15/22	2,500,000	2,468,339
Omnicom Group, Inc.	BBB+	3.63	05/01/22	2,000,000	1,972,228
Viacom, Inc.	BBB-	3.25	03/15/23	2,500,000	2,405,059

					8,807,738

CONSUMER DISCRETIONARY (5.4%)
Advance Auto Parts, Inc.	BBB-	4.50	01/15/22	500,000	507,617
Advance Auto Parts, Inc.	BBB-	4.50	12/01/23	250,000	255,861
Advance Auto Parts, Inc.	BBB-	5.75	05/01/20	1,500,000	1,536,115
AutoZone, Inc.	BBB	3.70	04/15/22	300,000	302,320
AutoZone, Inc.	BBB	4.00	11/15/20	700,000	705,309
Dollar General Corp.	BBB	3.25	04/15/23	1,047,000	1,023,606
eBay, Inc.	BBB+	2.88	08/01/21	2,100,000	2,070,616
Expedia Group, Inc.	BBB	5.95	08/15/20	2,000,000	2,066,031
Family Dollar Stores, Inc.	BBB-	5.00	02/01/21	2,000,000	2,035,000
Gap, Inc.	BB+	5.95	04/12/21	2,000,000	2,042,126
Harman International Industries, Inc.	BBB+	4.15	05/15/25	2,000,000	2,004,892
Hyatt Hotels Corp.	BBB	5.38	08/15/21	50,000	51,983
Kohl’s Corp.	BBB-	3.25	02/01/23	700,000	684,649
Kohl’s Corp.	BBB-	4.00	11/01/21	1,325,000	1,365,359
Marriott International, Inc.	BBB	3.00	03/01/19	1,200,000	1,198,468
Marriott International, Inc.	BBB	3.13	02/15/23	2,000,000	1,923,405

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
CORPORATE DEBT (CONTINUED)
CONSUMER DISCRETIONARY (CONTINUED)
Marriott International, Inc.	BBB	3.38	10/15/20	$800,000	$795,950
Newell Brands, Inc.	BBB-	4.70	08/15/20	525,000	533,821
NVR, Inc.	BBB+	3.95	09/15/22	2,000,000	1,966,343
O’Reilly Automotive, Inc.	BBB	4.63	09/15/21	281,000	288,439
Tapestry, Inc.	BBB-	3.00	07/15/22	2,500,000	2,409,230
Tupperware Brands Corp.	BBB-	4.75	06/01/21	2,000,000	2,048,919
Whirlpool Corp.	BBB	2.40	03/01/19	1,445,000	1,443,013
Wyndham Destinations, Inc.	BB-	5.40	04/01/24	2,500,000	2,381,250

					31,640,322

CONSUMER STAPLES (3.1%)
Edgewell Personal Care Co.	BB	4.70	05/19/21	2,000,000	1,970,000
Flowers Foods, Inc.	BBB	4.38	04/01/22	2,000,000	2,016,363
General Mills, Inc.	BBB	2.20	10/21/19	775,000	769,117
Ingredion, Inc.	BBB	4.63	11/01/20	275,000	279,868
Kellogg Co.	BBB	2.65	12/01/23	2,000,000	1,890,960
Keurig Dr Pepper, Inc.	BBB	2.60	01/15/19	150,000	149,961
Keurig Dr Pepper, Inc.	BBB	3.13	12/15/23	2,990,000	2,855,313
Kroger Co.	BBB	2.95	11/01/21	2,000,000	1,964,354
Mead Johnson Nutrition Co.	A-	4.90	11/01/19	3,075,000	3,116,472
Molson Coors Brewing Co.	BBB-	3.50	05/01/22	1,000,000	993,968
Sysco Corp.	BBB+	2.60	10/01/20	2,000,000	1,978,080

					17,984,456

ENERGY (2.4%)
Cameron International Corp.	AA-	3.60	04/30/22	214,000	211,075
Diamond Offshore Drilling, Inc.	B	3.45	11/01/23	1,500,000	1,110,000
Energen Corp.	NR	4.63	09/01/21	2,000,000	1,980,000
EQT Corp.	BBB-	4.88	11/15/21	1,250,000	1,273,840
Kinder Morgan, Inc.	BBB-	3.05	12/01/19	2,000,000	1,988,500
Marathon Oil Corp.	BBB-	2.80	11/01/22	2,000,000	1,878,367
Noble Energy, Inc.	BBB	4.15	12/15/21	2,000,000	2,009,499
Rowan Companies PLC	B-	4.88	06/01/22	2,000,000	1,650,000
SESI LLC	BB-	7.13	12/15/21	2,150,000	1,827,500

					13,928,781

FINANCIALS (13.0%)
Aflac, Inc.	A-	3.63	06/15/23	550,000	551,792
Alleghany Corp.	BBB+	4.95	06/27/22	2,000,000	2,091,316
American Express Credit Corp.	A-	2.25	08/15/19	2,000,000	1,990,945
American International Group, Inc.	BBB+	4.13	02/15/24	2,000,000	2,008,050
Ares Capital Corp.	BBB-	3.63	01/19/22	2,500,000	2,426,985
Assurant, Inc.	BBB	4.00	03/15/23	2,000,000	2,015,690
Bank of America Corp.	A-	2.65	04/01/19	1,250,000	1,248,693
Block Financial LLC	BBB	5.50	11/01/22	2,472,000	2,541,685
Capital One Financial Corp.	BBB	4.75	07/15/21	2,000,000	2,051,907
Citigroup, Inc.	BBB+	2.55	04/08/19	1,850,000	1,847,351
Citizens Financial Group, Inc.	BBB	3.75	07/01/24	2,000,000	1,947,118
ERAC USA Finance LLC†	A-	2.35	10/15/19	1,000,000	993,169
Fairfax U.S., Inc.†	BBB-	4.88	08/13/24	750,000	766,545
Fifth Third Bancorp	BBB	4.30	01/16/24	2,500,000	2,528,997
First Republic Bank	A-	2.38	06/17/19	2,000,000	1,991,409
First Tennessee Bank	BBBu	2.95	12/01/19	2,200,000	2,182,979
FS Investment Corp.	BBB-	4.75	05/15/22	2,675,000	2,648,348
Goldman Sachs Group, Inc.	BBB+	3.20	02/23/23	2,500,000	2,424,771
Huntington Bancshares, Inc.	BBB+	2.30	01/14/22	2,750,000	2,655,037
Infinity Property & Casualty Corp.	BBB-	5.00	09/19/22	2,000,000	2,049,682

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
CORPORATE DEBT (CONTINUED)
FINANCIALS (CONTINUED)
JPMorgan Chase & Co.	BBB+	3.88	09/10/24	$1,520,000	$1,498,480
Legg Mason, Inc.	BBB	3.95	07/15/24	2,000,000	1,971,124
Lincoln National Corp.	A-	4.00	09/01/23	2,000,000	2,038,716
Moody’s Corp.	BBB+	5.50	09/01/20	2,000,000	2,073,727
Morgan Stanley	BBB+	3.13	01/23/23	2,500,000	2,440,428
Nasdaq, Inc.	BBB	5.55	01/15/20	2,150,000	2,196,515
People’s United Bank	BBB+	4.00	07/15/24	1,750,000	1,754,540
PNC Bank NA	A-	3.80	07/25/23	2,500,000	2,508,667
Prospect Capital Corp.	BBB-	4.95	07/15/22	2,500,000	2,390,818
Prospect Capital Corp.	BBB-	5.88	03/15/23	1,925,000	1,934,807
Regions Financial Corp.	BBB+	2.75	08/14/22	2,750,000	2,653,010
Signet UK Finance PLC	BB+	4.70	06/15/24	2,000,000	1,770,000
Stifel Financial Corp.	BBB-	4.25	07/18/24	2,000,000	2,022,407
Synchrony Financial	BBB-	2.70	02/03/20	1,000,000	982,900
Synchrony Financial	BBB-	3.70	08/04/26	1,500,000	1,272,999
Unum Group	BBB	4.00	03/15/24	2,000,000	1,984,988
Voya Financial, Inc.	BBB	3.65	06/15/26	2,000,000	1,891,618
Wells Fargo & Co.	A-	2.13	04/22/19	2,000,000	1,994,100
WR Berkley Corp.	BBB+	4.63	03/15/22	2,000,000	2,055,597

					76,397,910

HEALTH CARE (4.8%)
AbbVie, Inc.	A-	2.85	05/14/23	2,500,000	2,408,805
Aetna, Inc.	BBB	2.80	06/15/23	2,500,000	2,377,373
Agilent Technologies, Inc.	BBB+	5.00	07/15/20	2,000,000	2,053,038
Anthem, Inc.	A	3.13	05/15/22	2,000,000	1,970,516
Bio-Rad Laboratories, Inc.	BBB	4.88	12/15/20	2,000,000	2,050,323
CVS Health Corp.	BBB	3.38	08/12/24	590,000	572,148
CVS Health Corp.	BBB	3.88	07/20/25	1,500,000	1,462,404
Express Scripts Hldg. Co.	A-	2.25	06/15/19	2,000,000	1,991,494
Humana, Inc.	BBB+	3.85	10/01/24	2,500,000	2,497,781
Laboratory Corp. of America Hldgs.	BBB	3.75	08/23/22	600,000	603,314
Laboratory Corp. of America Hldgs.	BBB	4.63	11/15/20	400,000	408,275
Owens & Minor, Inc.	BB	3.88	09/15/21	2,000,000	1,480,000
PerkinElmer, Inc.	BBB	5.00	11/15/21	2,000,000	2,063,407
Quest Diagnostics, Inc.	BBB+	4.75	01/30/20	2,000,000	2,031,959
Thermo Fisher Scientific, Inc.	BBB+	3.60	08/15/21	400,000	401,162
Thermo Fisher Scientific, Inc.	BBB+	4.50	03/01/21	1,600,000	1,635,210
Zimmer Biomet Hldgs., Inc.	BBB	3.15	04/01/22	2,000,000	1,955,332

					27,962,541

INDUSTRIALS (1.0%)
Flowserve Corp.	BBB-	3.50	09/15/22	2,000,000	1,959,491
JB Hunt Transport Svcs., Inc.	BBB+	3.30	08/15/22	2,000,000	1,983,641
Verisk Analytics, Inc.	BBB-	4.13	09/12/22	2,000,000	2,025,897

					5,969,029

INFORMATION TECHNOLOGY (3.3%)
Adobe Systems, Inc.	A	4.75	02/01/20	2,000,000	2,039,673
Amphenol Corp.	BBB+	2.55	01/30/19	2,000,000	1,998,686
Arrow Electronics, Inc.	BBB-	4.50	03/01/23	50,000	50,635
Avnet, Inc.	BBB-	3.75	12/01/21	1,130,000	1,136,528
Avnet, Inc.	BBB-	5.88	06/15/20	950,000	979,340
Fiserv, Inc.	BBB	4.75	06/15/21	1,900,000	1,956,923
Jabil, Inc.	BBB-	4.70	09/15/22	1,976,000	1,956,240
Juniper Networks, Inc.	BBB	4.50	03/15/24	1,500,000	1,511,045
Juniper Networks, Inc.	BBB	4.60	03/15/21	600,000	613,171

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
CORPORATE DEBT (CONTINUED)
INFORMATION TECHNOLOGY (CONTINUED)
Lam Research Corp.	BBB+	2.75	03/15/20	$2,000,000	$1,980,955
Motorola Solutions, Inc.	BBB-	3.75	05/15/22	2,000,000	1,984,509
Symantec Corp.	BB+	4.20	09/15/20	2,000,000	1,977,504
Total System Svcs., Inc.	BBB-	3.75	06/01/23	950,000	942,214

					19,127,423

MATERIALS (2.1%)
Albemarle Corp.	BBB	4.50	12/15/20	1,065,000	1,083,615
Domtar Corp.	BBB-	4.40	04/01/22	2,000,000	2,010,019
Freeport-McMoRan, Inc.	BB	3.10	03/15/20	1,750,000	1,710,625
Freeport-McMoRan, Inc.	BB	3.55	03/01/22	250,000	236,563
Kinross Gold Corp.	BBB-	5.13	09/01/21	750,000	748,125
Methanex Corp.	BB+	3.25	12/15/19	2,000,000	1,985,012
Newmont Mining Corp.	BBB	3.50	03/15/22	2,000,000	1,979,038
Sherwin-Williams Co.	BBB	2.25	05/15/20	200,000	196,909
Southern Copper Corp.	BBB+	3.50	11/08/22	2,000,000	1,951,058
WestRock RKT Co.	BBB	3.50	03/01/20	622,000	621,366

					12,522,330

REAL ESTATE (3.6%)
Boston Properties LP	A-	3.80	02/01/24	3,000,000	2,988,792
CBRE Svcs., Inc.	BBB+	5.25	03/15/25	2,000,000	2,084,271
Crown Castle International Corp.	BBB-	3.15	07/15/23	2,500,000	2,403,061
Government Properties Income Trust	BBB-	3.75	08/15/19	2,000,000	2,001,985
HCP, Inc.	BBB+	3.15	08/01/22	750,000	731,475
HCP, Inc.	BBB+	4.00	12/01/22	2,000,000	1,996,979
Hospitality Properties Trust	BBB-	5.00	08/15/22	1,300,000	1,327,816
Jones Lang LaSalle, Inc.	BBB+	4.40	11/15/22	1,410,000	1,424,226
Mack-Cali Realty LP	BB+	4.50	04/18/22	1,000,000	964,939
Omega Healthcare Investors, Inc.	BBB-	4.38	08/01/23	1,750,000	1,757,265
Omega Healthcare Investors, Inc.	BBB-	4.50	01/15/25	750,000	738,924
Senior Housing Properties Trust	BBB-	4.75	05/01/24	500,000	496,033
Vornado Realty LP	BBB	5.00	01/15/22	2,000,000	2,063,792

					20,979,558

UTILITIES (1.9%)
Entergy Corp.	BBB	5.13	09/15/20	1,400,000	1,428,641
Exelon Corp.	BBB-	5.15	12/01/20	1,500,000	1,532,827
Exelon Generation Co. LLC	BBB	4.25	06/15/22	1,000,000	1,013,705
National Fuel Gas Co.	BBB	4.90	12/01/21	2,000,000	2,036,576
SCANA Corp.	BBB	4.75	05/15/21	2,000,000	2,024,531
Southern Co.	BBB+	3.25	07/01/26	2,500,000	2,343,083
Talen Energy Supply LLC†	B+	6.50	09/15/24	1,400,000	855,750

					11,235,113

TOTAL CORPORATE DEBT					246,555,201

TOTAL LONG-TERM DEBT SECURITIES (Cost: $590,845,338) 99.1%					581,035,158

SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (0.3%)
FHLB	A-1+	2.15	01/02/19	2,000,000	1,999,881

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $1,999,881) 0.3%					1,999,881

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (0.0%) (2)
Citibank, New York Time Deposit	1.67	01/02/19	$32,852	$32,852

TOTAL TEMPORARY CASH INVESTMENT (Cost: $32,852) 0.0% (2)				32,852

TOTAL INVESTMENTS (Cost: $592,878,071) 99.4%				583,067,891

OTHER NET ASSETS 0.6%				3,654,363

NET ASSETS 100.0%				$586,722,254

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2018

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (31.8%)
U.S. Treasury Note	AA+	1.50	08/15/26	$50,800,000	$46,894,150
U.S. Treasury Note	AA+	1.63	05/15/26	2,000,000	1,868,776
U.S. Treasury Note	AA+	2.00	11/15/26	15,000,000	14,328,828
U.S. Treasury Note	AA+	2.25	02/15/27	44,000,000	42,756,577
U.S. Treasury Note	AA+	2.25	08/15/27	74,500,000	72,153,936
U.S. Treasury Note	AA+	2.25	11/15/27	51,100,000	49,399,191
U.S. Treasury Note	AA+	2.38	05/15/27	63,750,000	62,462,087
U.S. Treasury Note	AA+	2.75	05/31/23	16,000,000	16,174,429
U.S. Treasury Note	AA+	2.88	05/15/28	39,000,000	39,627,203
U.S. Treasury Strip	AA+	0.00	08/15/25	20,000,000	16,811,320
U.S. Treasury Strip	AA+	0.00	08/15/26	20,000,000	16,323,380
U.S. Treasury Strip	AA+	0.00	08/15/28	20,000,000	15,298,236
U.S. Treasury Strip	AA+	0.00	08/15/29	20,000,000	14,830,316
U.S. Treasury Strip	AA+	0.00	08/15/33	10,000,000	6,549,480
U.S. Treasury Strip	AA+	0.00	08/15/35	10,000,000	6,162,120
U.S. Treasury Strip	AA+	0.00	08/15/37	10,000,000	5,774,529

					427,414,558

U.S. GOVERNMENT AGENCIES (28.8%)
MORTGAGE-BACKED OBLIGATIONS (27.7%)
FHLMC	AA+	2.50	09/01/27	1,169,631	1,155,894
FHLMC	AA+	2.50	12/01/27	1,312,954	1,297,518
FHLMC	AA+	3.00	06/01/27	642,144	644,291
FHLMC	AA+	3.00	08/01/27	399,838	400,583
FHLMC	AA+	3.00	02/01/32	4,739,832	4,722,894
FHLMC	AA+	3.00	10/15/37	1,133,894	1,131,912
FHLMC	AA+	3.00	12/15/40	1,137,298	1,116,584
FHLMC	AA+	3.00	07/01/42	631,369	630,499
FHLMC	AA+	3.00	10/01/42	1,972,702	1,940,337
FHLMC	AA+	3.00	11/01/42	783,651	769,857
FHLMC	AA+	3.00	11/01/42	1,939,885	1,905,814
FHLMC	AA+	3.00	11/01/42	867,683	852,426
FHLMC	AA+	3.00	11/01/42	3,227,990	3,174,302
FHLMC	AA+	3.00	02/01/43	1,680,346	1,651,418
FHLMC	AA+	3.00	03/01/43	1,490,525	1,465,031
FHLMC	AA+	3.00	04/01/43	872,644	857,417
FHLMC	AA+	3.00	04/01/43	1,285,160	1,263,530
FHLMC	AA+	3.00	04/01/43	2,059,593	2,024,604
FHLMC	AA+	3.00	09/15/43	3,272,468	3,236,066
FHLMC	AA+	3.00	04/15/44	1,032,128	1,010,001
FHLMC	AA+	3.00	04/15/45	2,708,788	2,681,987
FHLMC	AA+	3.00	09/01/46	4,349,294	4,245,058
FHLMC	AA+	3.00	09/01/46	1,684,240	1,645,208
FHLMC	AA+	3.00	11/01/46	1,338,632	1,295,505
FHLMC	AA+	3.50	02/01/35	1,375,628	1,401,048
FHLMC	AA+	3.50	02/01/35	2,675,844	2,710,408
FHLMC	AA+	3.50	04/01/35	1,131,560	1,146,178
FHLMC	AA+	3.50	02/01/36	1,289,007	1,305,662
FHLMC	AA+	3.50	01/01/41	1,346,769	1,357,108
FHLMC	AA+	3.50	07/01/42	1,738,768	1,752,114
FHLMC	AA+	3.50	10/01/42	1,471,004	1,482,286
FHLMC	AA+	3.50	01/01/43	1,243,832	1,251,839
FHLMC	AA+	3.50	01/01/43	662,713	667,800
FHLMC	AA+	3.50	05/01/43	1,978,518	1,993,635
FHLMC	AA+	3.50	06/01/43	2,519,962	2,534,605
FHLMC	AA+	3.50	07/01/43	694,624	699,884
FHLMC	AA+	3.50	11/01/43	1,367,555	1,378,049

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FHLMC	AA+	3.50	01/01/44	$2,339,631	$2,357,588
FHLMC	AA+	3.50	05/15/44	2,609,711	2,642,861
FHLMC	AA+	3.50	04/01/45	1,994,493	2,006,305
FHLMC	AA+	3.50	07/01/45	2,043,470	2,053,306
FHLMC	AA+	3.50	09/01/45	1,743,312	1,749,678
FHLMC	AA+	3.50	11/01/45	5,642,497	5,671,496
FHLMC	AA+	3.50	05/01/46	3,639,094	3,650,881
FHLMC	AA+	3.50	08/01/46	2,600,454	2,608,608
FHLMC	AA+	3.50	09/01/47	5,544,714	5,547,361
FHLMC	AA+	3.50	11/01/47	3,714,253	3,714,588
FHLMC	AA+	4.00	02/01/25	161,117	165,254
FHLMC	AA+	4.00	05/01/25	62,947	64,563
FHLMC	AA+	4.00	05/01/26	215,031	220,373
FHLMC	AA+	4.00	11/01/33	7,090,302	7,258,666
FHLMC	AA+	4.00	12/01/33	1,018,939	1,043,111
FHLMC	AA+	4.00	01/01/38	2,547,210	2,633,369
FHLMC	AA+	4.00	12/15/38	368,344	377,206
FHLMC	AA+	4.00	07/01/41	939,839	967,029
FHLMC	AA+	4.00	12/01/41	564,004	580,326
FHLMC	AA+	4.00	07/01/42	2,031,303	2,109,373
FHLMC	AA+	4.00	08/01/42	701,306	721,582
FHLMC	AA+	4.00	08/01/42	1,416,815	1,457,811
FHLMC	AA+	4.00	09/01/42	740,351	760,107
FHLMC	AA+	4.00	11/01/42	1,243,179	1,277,615
FHLMC	AA+	4.00	12/01/42	930,855	957,790
FHLMC	AA+	4.00	01/01/43	1,383,655	1,424,549
FHLMC	AA+	4.00	01/01/44	1,506,511	1,548,235
FHLMC	AA+	4.00	10/01/44	1,252,175	1,279,877
FHLMC	AA+	4.00	10/01/44	1,562,816	1,597,402
FHLMC	AA+	4.00	10/01/44	1,682,345	1,719,575
FHLMC	AA+	4.00	05/01/47	3,566,618	3,639,219
FHLMC	AA+	4.00	05/01/48	2,926,780	2,984,330
FHLMC	AA+	4.50	03/01/34	340,562	354,213
FHLMC	AA+	4.50	08/01/34	169,740	176,544
FHLMC	AA+	4.50	08/15/35	54,163	54,890
FHLMC	AA+	4.50	06/01/37	832,870	868,267
FHLMC	AA+	4.50	12/01/39	107,214	111,003
FHLMC	AA+	4.50	03/01/41	434,619	455,879
FHLMC	AA+	4.50	05/01/48	4,712,809	4,881,793
FHLMC	AA+	4.50	05/01/48	3,839,085	3,976,742
FHLMC	AA+	5.00	02/01/26	49,620	51,935
FHLMC	AA+	5.00	08/01/35	966,511	1,025,584
FHLMC	AA+	5.00	10/01/40	665,540	699,497
FHLMC	AA+	5.50	03/01/21	25,526	25,829
FHLMC	AA+	5.50	07/01/32	133,371	142,717
FHLMC	AA+	5.50	01/15/33	167,320	178,960
FHLMC	AA+	5.50	05/01/33	170,795	180,722
FHLMC	AA+	5.50	06/01/37	945,748	1,021,306
FHLMC	AA+	6.00	07/15/29	100,813	108,494
FHLMC	AA+	6.00	03/15/32	117,534	128,413
FHLMC ARM	AA+	3.70	02/01/36	119,903	125,797
FHLMC ARM	AA+	3.90	03/01/37	16,426	17,121
FHLMC ARM	AA+	4.05	04/01/37	79,671	83,061
FHLMC ARM	AA+	4.14	04/01/37	80,906	84,611
FHLMC ARM	AA+	4.18	05/01/37	74,352	77,336

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FHLMC Strip	AA+	3.00	01/15/43	$2,487,216	$2,477,908
FHLMC Strip	AA+	3.50	10/15/47	2,423,488	2,453,206
FNMA	AA+	2.25	01/01/28	1,333,435	1,294,089
FNMA	AA+	2.68	12/01/26	3,000,000	2,911,933
FNMA	AA+	2.92	07/01/27	2,924,827	2,885,819
FNMA	AA+	3.00	06/01/33	1,112,222	1,107,679
FNMA	AA+	3.00	07/01/33	2,082,277	2,073,771
FNMA	AA+	3.00	09/01/33	2,192,777	2,183,819
FNMA	AA+	3.00	04/25/42	1,246,891	1,240,000
FNMA	AA+	3.00	10/01/42	690,897	676,961
FNMA	AA+	3.00	12/01/42	988,068	967,774
FNMA	AA+	3.00	12/01/42	1,574,759	1,530,219
FNMA	AA+	3.00	01/01/43	3,489,442	3,436,924
FNMA	AA+	3.00	02/01/43	1,568,166	1,543,296
FNMA	AA+	3.00	03/01/43	1,969,112	1,937,883
FNMA	AA+	3.00	04/01/43	1,850,700	1,798,401
FNMA	AA+	3.00	02/01/45	1,496,899	1,473,671
FNMA	AA+	3.00	03/01/45	1,911,266	1,857,189
FNMA	AA+	3.00	09/01/46	2,663,777	2,600,868
FNMA	AA+	3.00	01/01/47	1,214,435	1,182,896
FNMA	AA+	3.50	03/01/32	821,097	836,612
FNMA	AA+	3.50	08/01/38	1,692,644	1,702,878
FNMA	AA+	3.50	03/01/41	1,450,575	1,461,413
FNMA	AA+	3.50	10/01/41	843,922	848,826
FNMA	AA+	3.50	12/01/41	1,043,730	1,049,848
FNMA	AA+	3.50	04/01/42	1,170,803	1,180,307
FNMA	AA+	3.50	04/01/42	1,030,039	1,036,126
FNMA	AA+	3.50	07/01/42	1,628,954	1,642,178
FNMA	AA+	3.50	08/01/42	1,018,136	1,026,402
FNMA	AA+	3.50	09/01/42	1,268,465	1,278,762
FNMA	AA+	3.50	10/01/42	1,339,097	1,349,968
FNMA	AA+	3.50	11/25/42	1,904,273	1,925,984
FNMA	AA+	3.50	12/01/42	2,437,349	2,457,071
FNMA	AA+	3.50	12/01/42	1,289,483	1,307,089
FNMA	AA+	3.50	01/01/43	1,287,669	1,294,104
FNMA	AA+	3.50	03/01/43	1,558,642	1,571,292
FNMA	AA+	3.50	06/01/43	2,984,469	3,007,663
FNMA	AA+	3.50	07/25/43	2,278,870	2,299,933
FNMA	AA+	3.50	08/01/43	4,152,521	4,178,445
FNMA	AA+	3.50	08/01/43	1,935,606	1,950,079
FNMA	AA+	3.50	10/01/43	1,139,381	1,154,960
FNMA	AA+	3.50	01/01/44	900,845	895,599
FNMA	AA+	3.50	08/25/44	3,848,860	3,901,607
FNMA	AA+	3.50	02/01/45	1,959,220	1,967,139
FNMA	AA+	3.50	04/01/45	3,331,830	3,348,564
FNMA	AA+	3.50	04/01/45	2,028,110	2,036,411
FNMA	AA+	3.50	05/01/45	3,691,771	3,706,311
FNMA	AA+	3.50	10/01/45	3,633,041	3,651,284
FNMA	AA+	3.50	02/01/46	2,339,679	2,348,047
FNMA	AA+	3.50	02/01/46	4,105,503	4,119,551
FNMA	AA+	3.50	03/01/46	2,123,688	2,137,117
FNMA	AA+	3.50	08/01/46	3,371,971	3,379,381
FNMA	AA+	3.50	11/01/46	2,952,041	2,960,881
FNMA	AA+	3.50	09/01/47	4,019,090	4,032,228
FNMA	AA+	3.50	04/01/48	1,829,860	1,833,901
FNMA	AA+	3.50	08/01/48	4,779,003	4,780,998

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FNMA	AA+	3.53	01/01/26	$5,000,000	$5,134,992
FNMA	AA+	4.00	05/01/19	11,673	11,949
FNMA	AA+	4.00	07/25/26	1,598,766	1,674,434
FNMA	AA+	4.00	05/25/29	1,891,087	1,968,659
FNMA	AA+	4.00	01/01/31	92,574	95,097
FNMA	AA+	4.00	12/01/33	1,099,341	1,127,072
FNMA	AA+	4.00	03/01/35	336,356	344,629
FNMA	AA+	4.00	06/01/36	897,719	927,216
FNMA	AA+	4.00	11/01/38	1,263,833	1,299,931
FNMA	AA+	4.00	10/01/40	910,013	937,706
FNMA	AA+	4.00	11/01/40	698,693	718,663
FNMA	AA+	4.00	01/01/41	2,566,786	2,639,666
FNMA	AA+	4.00	02/01/41	974,792	1,002,657
FNMA	AA+	4.00	05/01/41	731,917	745,722
FNMA	AA+	4.00	08/01/42	1,788,680	1,839,808
FNMA	AA+	4.00	05/01/43	1,043,746	1,073,567
FNMA	AA+	4.00	09/01/45	1,103,809	1,129,417
FNMA	AA+	4.00	11/01/45	1,733,799	1,783,863
FNMA	AA+	4.00	02/01/47	3,796,846	3,882,835
FNMA	AA+	4.00	05/01/48	6,267,407	6,392,244
FNMA	AA+	4.00	07/01/56	1,990,848	2,031,729
FNMA	AA+	4.50	05/01/19	1,293	1,316
FNMA	AA+	4.50	06/01/19	7,675	7,813
FNMA	AA+	4.50	05/01/30	231,933	242,580
FNMA	AA+	4.50	04/01/31	374,799	392,014
FNMA	AA+	4.50	08/01/33	139,912	145,614
FNMA	AA+	4.50	08/01/33	96,368	100,284
FNMA	AA+	4.50	09/01/33	262,987	273,735
FNMA	AA+	4.50	10/01/33	109,284	113,737
FNMA	AA+	4.50	10/01/33	233,224	242,954
FNMA	AA+	4.50	05/01/34	129,020	134,318
FNMA	AA+	4.50	06/01/34	185,106	192,446
FNMA	AA+	4.50	07/01/34	125,137	130,300
FNMA	AA+	4.50	01/01/35	498,087	518,517
FNMA	AA+	4.50	08/01/35	145,463	151,484
FNMA	AA+	4.50	12/01/35	163,760	170,550
FNMA	AA+	4.50	05/01/39	842,676	882,739
FNMA	AA+	4.50	05/01/39	603,286	631,855
FNMA	AA+	4.50	05/01/40	504,889	530,620
FNMA	AA+	4.50	07/01/40	2,545,252	2,684,412
FNMA	AA+	4.50	10/01/40	2,952,012	3,093,528
FNMA	AA+	4.50	11/01/40	462,968	485,157
FNMA	AA+	4.50	03/01/41	1,542,010	1,615,851
FNMA	AA+	4.50	06/01/41	469,546	492,054
FNMA	AA+	4.50	08/01/41	1,358,132	1,423,228
FNMA	AA+	4.50	10/01/41	164,668	170,628
FNMA	AA+	4.50	11/01/41	907,538	951,040
FNMA	AA+	4.50	01/01/42	88,704	92,669
FNMA	AA+	4.50	07/01/42	1,195,877	1,253,024
FNMA	AA+	4.50	03/01/44	1,302,106	1,356,464
FNMA	AA+	4.50	04/01/44	2,083,586	2,171,460
FNMA	AA+	4.50	11/01/47	3,633,092	3,786,639
FNMA	AA+	4.50	11/01/47	4,303,387	4,461,612
FNMA	AA+	5.00	09/01/20	13,857	14,086
FNMA	AA+	5.00	10/01/20	53,898	54,788
FNMA	AA+	5.00	10/01/25	79,581	83,392

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FNMA	AA+	5.00	09/01/33	$468,749	$497,911
FNMA	AA+	5.00	10/01/33	336,109	357,514
FNMA	AA+	5.00	11/01/33	370,792	393,870
FNMA	AA+	5.00	03/01/34	76,113	80,842
FNMA	AA+	5.00	04/01/34	42,194	44,813
FNMA	AA+	5.00	04/01/34	143,282	151,042
FNMA	AA+	5.00	04/01/35	140,627	149,311
FNMA	AA+	5.00	06/01/35	88,256	93,695
FNMA	AA+	5.00	09/01/35	143,501	150,373
FNMA	AA+	5.00	09/01/35	213,914	227,113
FNMA	AA+	5.00	11/25/35	556,283	599,979
FNMA	AA+	5.00	08/01/37	624,932	663,329
FNMA	AA+	5.00	05/01/39	402,966	429,918
FNMA	AA+	5.00	09/25/40	1,276,674	1,329,364
FNMA	AA+	5.50	01/01/24	86,840	91,942
FNMA	AA+	5.50	03/01/24	185,613	196,517
FNMA	AA+	5.50	09/01/25	87,713	93,437
FNMA	AA+	5.50	11/01/26	57,047	60,399
FNMA	AA+	5.50	01/01/27	40,353	42,724
FNMA	AA+	5.50	03/01/33	176,672	186,588
FNMA	AA+	5.50	09/01/33	210,189	226,631
FNMA	AA+	5.50	10/01/33	320,806	345,917
FNMA	AA+	5.50	03/01/34	160,029	172,621
FNMA	AA+	5.50	03/01/34	35,051	37,110
FNMA	AA+	5.50	07/01/34	135,753	145,145
FNMA	AA+	5.50	09/01/34	58,934	63,378
FNMA	AA+	5.50	09/01/34	118,882	127,260
FNMA	AA+	5.50	09/01/34	36,241	38,370
FNMA	AA+	5.50	10/01/34	262,660	282,716
FNMA	AA+	5.50	02/01/35	126,979	136,243
FNMA	AA+	5.50	02/01/35	102,440	110,281
FNMA	AA+	5.50	04/01/35	126,447	135,080
FNMA	AA+	5.50	08/01/35	219,260	234,713
FNMA	AA+	5.50	02/25/37	28,120	29,270
FNMA	AA+	5.50	05/01/38	325,160	346,216
FNMA	AA+	5.50	11/01/38	25,046	26,404
FNMA	AA+	5.50	06/01/48	68,757	70,622
FNMA	AA+	6.00	05/01/23	111,086	119,225
FNMA	AA+	6.00	01/01/25	78,641	84,403
FNMA	AA+	6.00	03/01/28	102,622	110,141
FNMA	AA+	6.00	04/01/32	6,847	7,349
FNMA	AA+	6.00	05/01/32	136,623	149,066
FNMA	AA+	6.00	04/01/33	325,080	349,173
FNMA	AA+	6.00	03/01/36	26,296	28,126
FNMA	AA+	6.00	12/01/36	96,285	104,821
FNMA	AA+	6.00	01/01/37	130,667	142,567
FNMA	AA+	6.00	04/01/37	22,977	24,041
FNMA	AA+	6.00	05/01/37	20,662	21,696
FNMA	AA+	6.00	06/01/37	7,183	7,379
FNMA	AA+	6.00	07/01/37	56,947	62,044
FNMA	AA+	6.00	08/01/37	70,942	76,541
FNMA	AA+	6.00	12/01/37	40,877	44,541
FNMA	AA+	6.00	10/25/44	404,016	447,403
FNMA	AA+	6.00	02/25/47	837,423	931,288
FNMA	AA+	6.00	12/25/49	330,783	367,540

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FNMA	AA+	6.50	05/01/32	$57,618	$61,840
FNMA	AA+	6.50	05/01/32	88,893	95,405
FNMA	AA+	6.50	09/01/36	20,120	21,941
FNMA	AA+	6.50	05/01/37	86,480	89,430
FNMA	AA+	6.50	07/01/37	14,074	15,148
FNMA	AA+	6.50	09/01/37	26,408	28,342
FNMA	AA+	6.50	05/01/38	37,997	41,430
FNMA	AA+	7.00	01/25/44	298,654	340,817
FNMA	AA+	7.50	06/01/32	45,505	53,069
FNMA	AA+	8.00	04/01/32	18,861	19,658
FNMA Strip	AA+	3.00	08/25/42	1,076,532	1,058,005
FRESB Multifamily Mortgage	AA+	3.16	11/25/27	1,988,099	1,955,484
FRESB Multifamily Mortgage	AA+	3.30	12/25/27	1,988,129	1,970,948
GNMA (3)	AA+	2.68	10/16/47	2,000,000	1,973,923
GNMA (3)	AA+	3.00	07/16/36	1,679,024	1,653,520
GNMA (3)	AA+	3.50	05/20/31	2,410,314	2,472,450
GNMA (3)	AA+	3.50	07/15/42	1,601,381	1,619,798
GNMA (3)	AA+	3.50	11/15/42	990,655	1,002,100
GNMA (3)	AA+	3.50	03/20/45	4,021,709	4,051,897
GNMA (3)	AA+	3.50	05/20/45	2,417,221	2,441,653
GNMA (3)	AA+	3.70	05/15/42	778,914	793,546
GNMA (3)	AA+	4.00	04/15/24	159,762	163,425
GNMA (3)	AA+	4.00	01/20/41	1,398,611	1,436,422
GNMA (3)	AA+	4.00	03/15/41	536,903	553,642
GNMA (3)	AA+	4.00	08/15/41	933,346	961,741
GNMA (3)	AA+	4.00	11/15/41	636,101	657,239
GNMA (3)	AA+	4.00	12/15/41	1,398,879	1,437,303
GNMA (3)	AA+	4.00	08/20/42	933,642	958,573
GNMA (3)	AA+	4.25	04/20/41	726,494	749,416
GNMA (3)	AA+	4.29	04/15/41	277,538	286,163
GNMA (3)	AA+	4.50	06/20/30	39,798	41,984
GNMA (3)	AA+	4.50	09/15/30	500,051	522,391
GNMA (3)	AA+	4.50	06/20/34	299,185	312,238
GNMA (3)	AA+	4.50	09/15/40	764,681	798,498
GNMA (3)	AA+	4.50	10/15/40	1,083,155	1,143,894
GNMA (3)	AA+	4.50	10/15/40	266,507	278,314
GNMA (3)	AA+	5.00	04/15/39	861,794	918,557
GNMA (3)	AA+	5.00	06/20/39	1,053,657	1,118,664
GNMA (3)	AA+	5.00	11/15/39	340,035	360,413
GNMA (3)	AA+	5.00	05/15/40	133,083	140,252
GNMA (3)	AA+	5.00	06/20/40	97,494	102,365
GNMA (3)	AA+	5.50	01/15/36	66,578	70,712
GNMA (3)	AA+	6.50	04/15/31	6,687	7,199
GNMA (3)	AA+	6.50	12/15/31	19,421	20,909
GNMA (3)	AA+	6.50	05/15/32	24,930	26,841
GNMA (3)	AA+	7.00	05/15/32	2,523	2,568
Vendee Mortgage Trust (3)	AA+	5.25	01/15/32	487,741	499,253

					372,303,511

NON-MORTGAGE-BACKED OBLIGATIONS (1.1%)
FNMA	AA+	0.00	10/09/19	5,050,000	4,941,631
FHLMC	AA+	0.00	11/29/19	11,000,000	10,714,867

					15,656,498

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
CORPORATE DEBT (38.3%)
COMMUNICATION SERVICES (1.4%)
AT&T, Inc.	BBB	3.00	02/15/22	$4,000,000	$3,924,224
AT&T, Inc.	BBB	3.00	06/30/22	1,000,000	975,203
Discovery Communications LLC†	BBB-	3.50	06/15/22	5,000,000	4,936,677
Omnicom Group, Inc.	BBB+	3.63	05/01/22	1,000,000	986,114
Omnicom Group, Inc.	BBB+	4.45	08/15/20	3,000,000	3,050,712
Viacom, Inc.	BBB-	3.25	03/15/23	5,000,000	4,810,119

					18,683,049

CONSUMER DISCRETIONARY (6.4%)
Advance Auto Parts, Inc.	BBB-	4.50	01/15/22	1,000,000	1,015,234
Advance Auto Parts, Inc.	BBB-	4.50	12/01/23	1,000,000	1,023,443
Advance Auto Parts, Inc.	BBB-	5.75	05/01/20	3,000,000	3,072,230
Amazon.com, Inc.	AA-	5.20	12/03/25	5,000,000	5,494,883
AutoZone, Inc.	BBB	3.25	04/15/25	2,000,000	1,905,004
AutoZone, Inc.	BBB	3.70	04/15/22	700,000	705,413
AutoZone, Inc.	BBB	4.00	11/15/20	3,000,000	3,022,755
Brinker International, Inc.	BB+	3.88	05/15/23	4,000,000	3,700,000
Dollar General Corp.	BBB	3.25	04/15/23	4,000,000	3,910,624
eBay, Inc.	BBB+	2.88	08/01/21	5,000,000	4,930,039
Expedia Group, Inc.	BBB	5.95	08/15/20	4,000,000	4,132,062
Family Dollar Stores, Inc.	BBB-	5.00	02/01/21	4,000,000	4,070,000
Gap, Inc.	BB+	5.95	04/12/21	5,000,000	5,105,315
Harman International Industries, Inc.	BBB+	4.15	05/15/25	5,000,000	5,012,231
Hyatt Hotels Corp.	BBB	5.38	08/15/21	200,000	207,932
Kohl’s Corp.	BBB-	3.25	02/01/23	1,804,000	1,764,438
Kohl’s Corp.	BBB-	4.00	11/01/21	2,620,000	2,699,804
Lowe’s Cos., Inc.	BBB+	3.12	04/15/22	2,000,000	1,965,489
Marriott International, Inc.	BBB	3.00	03/01/19	1,000,000	998,723
Marriott International, Inc.	BBB	3.13	02/15/23	3,000,000	2,885,107
Marriott International, Inc.	BBB	3.38	10/15/20	3,000,000	2,984,812
Mattel, Inc.	B+	3.15	03/15/23	2,000,000	1,640,000
Mattel, Inc.	B+	4.35	10/01/20	1,000,000	975,000
Newell Brands, Inc.	BBB-	4.70	08/15/20	3,000,000	3,050,409
NVR, Inc.	BBB+	3.95	09/15/22	4,000,000	3,932,686
O’Reilly Automotive, Inc.	BBB	3.80	09/01/22	3,250,000	3,284,826
Tapestry, Inc.	BBB-	4.25	04/01/25	2,500,000	2,436,516
Tupperware Brands Corp.	BBB-	4.75	06/01/21	4,000,000	4,097,837
Whirlpool Corp.	BBB	3.70	05/01/25	2,000,000	1,937,616
Whirlpool Corp.	BBB	4.85	06/15/21	1,000,000	1,024,173
Wyndham Destinations, Inc.	BB-	3.90	03/01/23	4,000,000	3,680,000

					86,664,601

CONSUMER STAPLES (1.9%)
Conagra Brands, Inc.	BBB	4.95	08/15/20	645,000	659,294
Edgewell Personal Care Co.	BB	4.70	05/19/21	4,000,000	3,940,000
Flowers Foods, Inc.	BBB	4.38	04/01/22	4,000,000	4,032,725
Ingredion, Inc.	BBB	4.63	11/01/20	3,225,000	3,282,084
Kroger Co.	BBB	2.95	11/01/21	4,800,000	4,714,451
Mead Johnson Nutrition Co.	A-	4.13	11/15/25	1,950,000	2,001,398
Molson Coors Brewing Co.	BBB-	3.50	05/01/22	3,000,000	2,981,904
Sysco Corp.	BBB+	3.75	10/01/25	3,575,000	3,487,660

					25,099,516

ENERGY (2.9%)
Cameron International Corp.	AA-	4.50	06/01/21	3,000,000	3,035,923
Devon Energy Corp.	BBB	5.85	12/15/25	2,500,000	2,652,734
Diamond Offshore Drilling, Inc.	B	3.45	11/01/23	3,000,000	2,220,000

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
CORPORATE DEBT (CONTINUED)
ENERGY (CONTINUED)
Energen Corp.	NR	4.63	09/01/21	$4,000,000	$3,960,000
EQT Corp.	BBB	4.88	11/15/21	4,000,000	4,076,289
Kinder Morgan Energy Partners LP	BBB-	4.30	05/01/24	5,000,000	4,999,936
Marathon Oil Corp.	BBB-	2.80	11/01/22	4,000,000	3,756,735
Marathon Petroleum Corp.	BBB	5.13	03/01/21	3,300,000	3,395,695
Murphy Oil Corp.	BBB-	4.45	12/01/22	3,525,000	3,318,681
Rowan Cos., Inc.	B-	4.88	06/01/22	4,000,000	3,300,000
SESI LLC	BB-	7.13	12/15/21	4,500,000	3,825,000

					38,540,993

FINANCIALS (9.6%)
Aflac, Inc.	A-	4.00	02/15/22	3,000,000	3,061,220
Alleghany Corp.	BBB+	4.95	06/27/22	2,000,000	2,091,316
Alleghany Corp.	BBB+	5.63	09/15/20	3,000,000	3,101,480
American Express Co.	BBB	3.63	12/05/24	5,000,000	4,887,490
American International Group, Inc.	BBB+	3.75	07/10/25	5,000,000	4,789,552
Bank of America Corp.	BBB+	3.95	04/21/25	5,000,000	4,846,762
Block Financial LLC	BBB	5.25	10/01/25	3,000,000	3,039,466
Block Financial LLC	BBB	5.50	11/01/22	2,250,000	2,313,427
Capital One Financial Corp.	BBB	4.75	07/15/21	4,000,000	4,103,814
Citigroup, Inc.	BBB	3.88	03/26/25	5,000,000	4,835,699
Citizens Financial Group, Inc.	BBB	3.75	07/01/24	5,000,000	4,867,795
Fairfax U.S., Inc.†	BBB-	4.88	08/13/24	3,500,000	3,577,212
Fifth Third Bancorp	BBB	4.30	01/16/24	5,000,000	5,057,994
First Republic Bank	A-	2.38	06/17/19	2,000,000	1,991,409
First Tennessee Bank	BBBu	2.95	12/01/19	5,000,000	4,961,315
Genworth Hldgs., Inc.	B	7.20	02/15/21	1,750,000	1,723,750
Genworth Hldgs., Inc.	B	7.63	09/24/21	1,300,000	1,283,750
Hartford Financial Svcs.	BBB+	5.50	03/30/20	1,000,000	1,025,997
JPMorgan Chase & Co.	BBB+	3.88	09/10/24	5,000,000	4,929,210
Kemper Corp.	BBB-	4.35	02/15/25	2,000,000	1,975,154
Lincoln National Corp.	A-	4.00	09/01/23	4,000,000	4,077,433
Lincoln National Corp.	A-	4.85	06/24/21	1,000,000	1,032,309
Markel Corp.	BBB	5.35	06/01/21	1,200,000	1,248,956
Marsh & McLennan Cos., Inc.	A-	4.80	07/15/21	3,000,000	3,091,608
Moody’s Corp.	BBB+	4.50	09/01/22	4,000,000	4,114,311
Nasdaq, Inc.	BBB	5.55	01/15/20	2,500,000	2,554,088
Old Republic International Corp.	BBB+	3.88	08/26/26	5,000,000	4,776,832
Pacific LifeCorp.†	A-	6.00	02/10/20	710,000	728,742
People’s United Bank	BBB+	4.00	07/15/24	2,000,000	2,005,188
Prudential Financial, Inc.	A	4.50	11/16/21	1,000,000	1,032,033
Reinsurance Group of America, Inc.	A	4.70	09/15/23	1,000,000	1,043,419
Reinsurance Group of America, Inc.	A	5.00	06/01/21	3,000,000	3,114,528
Signet UK Finance PLC	BB+	4.70	06/15/24	5,000,000	4,425,000
Stifel Financial Corp.	BBB-	4.25	07/18/24	1,500,000	1,516,805
Synchrony Financial	BBB-	2.70	02/03/20	2,250,000	2,211,525
Synchrony Financial	BBB-	3.70	08/04/26	2,750,000	2,333,832
Travelers Cos., Inc.	A	3.90	11/01/20	2,500,000	2,538,074
Unum Group	BBB	4.00	03/15/24	5,000,000	4,962,470
Voya Financial, Inc.	BBB	3.65	06/15/26	5,000,000	4,729,045
Wells Fargo & Co.	BBB+	3.45	02/13/23	4,000,000	3,915,848
Wells Fargo & Co.	BBB+	4.13	08/15/23	1,000,000	1,005,843
WR Berkley Corp.	BBB+	4.63	03/15/22	2,000,000	2,055,597
WR Berkley Corp.	BBB+	7.38	09/15/19	2,000,000	2,058,377

					129,035,675

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
CORPORATE DEBT (CONTINUED)
HEALTH CARE (3.6%)
Agilent Technologies, Inc.	BBB+	5.00	07/15/20	$4,000,000	$4,106,075
Anthem, Inc.	A	3.30	01/15/23	3,539,000	3,482,082
Anthem, Inc.	A	4.35	08/15/20	2,000,000	2,034,861
Biogen, Inc.	A-	4.05	09/15/25	2,500,000	2,489,730
Bio-Rad Laboratories, Inc.	BBB	4.88	12/15/20	4,000,000	4,100,645
Express Scripts Hldg. Co.	A-	3.50	06/15/24	2,000,000	1,942,095
Humana, Inc.	BBB+	3.85	10/01/24	3,000,000	2,997,337
Laboratory Corp. of America Hldgs.	BBB	3.75	08/23/22	2,000,000	2,011,047
Laboratory Corp. of America Hldgs.	BBB	4.63	11/15/20	1,000,000	1,020,687
Medco Health Solutions, Inc.	A-	4.13	09/15/20	3,000,000	3,031,811
Owens & Minor, Inc.	BB	3.88	09/15/21	2,200,000	1,628,000
Owens & Minor, Inc.	BB	4.38	12/15/24	2,800,000	1,792,000
PerkinElmer, Inc.	BBB	5.00	11/15/21	4,000,000	4,126,815
Quest Diagnostics, Inc.	BBB+	3.50	03/30/25	700,000	682,908
Quest Diagnostics, Inc.	BBB+	4.75	01/30/20	4,000,000	4,063,918
Thermo Fisher Scientific, Inc.	BBB+	3.60	08/15/21	1,000,000	1,002,904
Thermo Fisher Scientific, Inc.	BBB+	4.50	03/01/21	3,000,000	3,066,019
Zimmer Biomet Hldgs., Inc.	BBB	3.15	04/01/22	5,000,000	4,888,329

					48,467,263

INDUSTRIALS (1.0%)
Dun & Bradstreet Corp.	BB+	4.63	12/01/22	1,000,000	1,012,500
Flowserve Corp.	BBB-	3.50	09/15/22	4,000,000	3,918,983
Hexcel Corp.	BBB	4.70	08/15/25	3,900,000	4,004,812
Verisk Analytics, Inc.	BBB-	4.00	06/15/25	5,000,000	5,021,804

					13,958,099

INFORMATION TECHNOLOGY (3.6%)
Adobe, Inc.	A	4.75	02/01/20	4,000,000	4,079,346
Applied Materials, Inc.	A-	3.90	10/01/25	5,000,000	5,033,788
Arrow Electronics, Inc.	BBB-	4.00	04/01/25	1,000,000	974,455
Arrow Electronics, Inc.	BBB-	4.50	03/01/23	1,100,000	1,113,969
Avnet, Inc.	BBB-	4.88	12/01/22	270,000	275,757
Avnet, Inc.	BBB-	5.88	06/15/20	1,100,000	1,133,973
Fidelity National Information Svcs., Inc.	BBB	3.88	06/05/24	5,000,000	4,994,087
Fiserv, Inc.	BBB	4.75	06/15/21	1,000,000	1,029,959
Ingram Micro, Inc.	NR	5.00	08/10/22	1,000,000	977,418
Ingram Micro, Inc.	NR	5.45	12/15/24	750,000	708,201
Juniper Networks, Inc.	BBB	4.50	03/15/24	3,000,000	3,022,091
Juniper Networks, Inc.	BBB	4.60	03/15/21	2,000,000	2,043,902
Keysight Technologies, Inc.	BBB-	4.55	10/30/24	5,000,000	5,099,828
Lam Research Corp.	BBB+	2.75	03/15/20	5,000,000	4,952,388
Motorola Solutions, Inc.	BBB-	3.75	05/15/22	4,000,000	3,969,018
Motorola Solutions, Inc.	BBB-	4.00	09/01/24	1,000,000	973,068
Symantec Corp.	BB+	4.20	09/15/20	4,000,000	3,955,008
Total System Svcs., Inc.	BBB-	3.75	06/01/23	4,000,000	3,967,219

					48,303,475

MATERIALS (3.7%)
Albemarle Corp.	BBB	4.50	12/15/20	2,000,000	2,034,958
Carpenter Technology Corp.	BBB-	4.45	03/01/23	3,600,000	3,497,705
Domtar Corp.	BBB-	4.40	04/01/22	5,000,000	5,025,046
Dow Chemical Co.	BBB	3.50	10/01/24	4,800,000	4,631,301
Eastman Chemical Co.	BBB	4.50	01/15/21	2,500,000	2,538,783
Freeport-McMoRan, Inc.	BB	3.55	03/01/22	4,000,000	3,785,000
Kinross Gold Corp.	BBB-	5.13	09/01/21	4,000,000	3,990,000
Methanex Corp.	BB+	3.25	12/15/19	3,400,000	3,374,520

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2018

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
CORPORATE DEBT (CONTINUED)
MATERIALS (CONTINUED)
Methanex Corp.	BB+	5.25	03/01/22	$600,000	$605,030
Newmont Mining Corp.	BBB	3.50	03/15/22	4,000,000	3,958,077
Packaging Corp. of America	BBB	3.90	06/15/22	2,000,000	2,019,207
Packaging Corp. of America	BBB	4.50	11/01/23	2,000,000	2,050,011
Sherwin-Williams Co.	BBB	3.95	01/15/26	5,000,000	4,891,192
Southern Copper Corp.	BBB+	3.50	11/08/22	4,000,000	3,902,115
Teck Resources Ltd.	BB+	3.75	02/01/23	1,000,000	952,500
Teck Resources Ltd.	BB+	4.75	01/15/22	3,000,000	2,985,000

					50,240,445

REAL ESTATE (2.7%)
Boston Properties LP	A-	3.85	02/01/23	3,000,000	3,005,183
Government Properties Income Trust	BBB-	3.75	08/15/19	4,000,000	4,003,971
HCP, Inc.	BBB+	3.40	02/01/25	3,750,000	3,550,315
Healthcare Realty Trust, Inc.	BBB	3.75	04/15/23	4,000,000	3,938,329
Hospitality Properties Trust	BBB-	5.00	08/15/22	4,550,000	4,647,356
Jones Lang LaSalle, Inc.	BBB+	4.40	11/15/22	4,000,000	4,040,357
Mack-Cali Realty LP	BB+	4.50	04/18/22	5,000,000	4,824,697
National Retail Properties, Inc.	BBB+	3.30	04/15/23	1,000,000	978,234
National Retail Properties, Inc.	BBB+	3.80	10/15/22	3,000,000	3,015,273
Ventas Realty LP / Ventas Capital Corp.	BBB+	3.25	08/15/22	500,000	494,064
Welltower, Inc.	BBB+	3.75	03/15/23	750,000	748,598
Welltower, Inc.	BBB+	6.13	04/15/20	2,500,000	2,578,538

					35,824,915

UTILITIES (1.5%)
Entergy Corp.	BBB	5.13	09/15/20	2,500,000	2,551,145
Exelon Corp.	BBB-	5.15	12/01/20	3,000,000	3,065,654
Exelon Generation Co. LLC	BBB	4.25	06/15/22	1,000,000	1,013,705
National Fuel Gas Co.	BBB	4.90	12/01/21	3,000,000	3,054,864
National Fuel Gas Co.	BBB	5.20	07/15/25	2,000,000	2,030,639
SCANA Corp.	BBB	4.13	02/01/22	4,000,000	4,001,114
SCANA Corp.	BBB	4.75	05/15/21	1,000,000	1,012,265
Talen Energy Supply LLC†	B+	6.50	09/15/24	2,000,000	1,222,500
UIL Hldgs. Corp.	BBB	4.63	10/01/20	2,725,000	2,790,330

					20,742,216

TOTAL CORPORATE DEBT					515,560,247

SOVEREIGN DEBT (0.2%)
Sri Lanka AID	NR	6.59	09/15/28	2,626,139	2,960,966

TOTAL LONG-TERM DEBT SECURITIES (Cost: $1,352,839,474) 99.1%					1,333,895,780

SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (0.2%)
FHLB	A-1+	2.15	01/02/19	2,400,000	2,399,857

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $2,399,857) 0.2%					2,399,857

		Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (0.0%) (2)
Citibank, New York Time Deposit		1.67	01/02/19	$26,132	$26,132

TOTAL TEMPORARY CASH INVESTMENT (COST: $26,132) 0.0% (2)					26,132

TOTAL INVESTMENTS (COST: $1,355,265,463) 99.3%					1,336,321,769

OTHER NET ASSETS 0.7%					9,272,774

NET ASSETS 100.0%					$1,345,594,543

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FOOTNOTES TO PORTFOLIOS OF INVESTMENTS IN SECURITIES

December 31, 2018

Abbreviations:	ARM = Adjustable Rate Mortgage
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
FRESB = Federal Home Loan Mortgage Corporation Multifamily Securitization Small Loan Balance
GNMA = Government National Mortgage Association
NR = Not Rated
*	Non-income producing security.

**	Ratings as per Standard & Poor’s Corporation (unaudited).

†

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the aggregate values of these securities and their percentages of the respective Funds’ net assets were as follows:

Fund	Aggregate Market Value	Percentage of Net Assets
EQUITY INDEX FUND	$25,198,327	1.0%
ALL AMERICA FUND	$799,947	0.3%
SMALL CAP VALUE FUND	$10,899,276	2.5%
SMALL CAP GROWTH FUND	$14,799,017	3.1%
MID CAP VALUE FUND	$599,960	0.7%
MID-CAP EQUITY INDEX FUND	$12,699,157	1.0%
INTERNATIONAL FUND	$10,299,316	2.0%
COMPOSITE FUND	$279,122	0.2%
MONEY MARKET FUND	$108,571,499	51.7%
MID-TERM BOND FUND	$5,083,803	0.9%
BOND FUND	$10,465,131	0.8%

††	Level 3 Security.

(1)

This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts. Information on futures contracts outstanding in the Funds as of December 31, 2018, was as follows:

Fund	Number of Contracts	Contract Type	Purchased (P) or Sold (S)	Expiration Date	Notional Amount	Underlying Face Amount at Value	Unrealized Gain(Loss)(a)	Face Value of Futures as a % of Total Investments
EQUITY INDEX FUND	672	E-mini S&P 500 Stock Index	P	March 2019	$87,337,050	$84,174,720	$(3,162,330)	3.2%
ALL AMERICA FUND	17	E-mini S&P 500 Stock Index	P	March 2019	$2,228,713	$2,129,420	$(99,293)	0.8%
MID-CAP EQUITY INDEX FUND	252	E-mini S&P MidCap 400 Stock Index	P	March 2019	$43,703,210	$41,887,440	$(1,815,770)	3.3%

(a)

Includes the cumulative appreciation (depreciation) of futures contracts, which is included in Total Distributable Earnings (Loss) in the Components of Net Assets section of the Statements of Assets and Liabilities. The Receivable or Payable for Daily Variation on Futures Contracts in the Statements of Assets and Liabilities only includes the current day’s variation margin payable or receivable.

(2)	Percentage is less than 0.05%.

(3)	U.S. Government guaranteed security.

(This page has been left blank intentionally.)

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Small Cap Equity Index Fund†
ASSETS
Investments at fair value

(Cost:  Equity Index Fund — $1,726,850,058

All America Fund — $215,184,834

Small Cap Value Fund — $426,547,008

Small Cap Growth Fund — $484,419,823

Small Cap Equity Index Fund — $20,644,271

Mid Cap Value Fund — $73,101,440

Mid-Cap Equity Index Fund — $1,186,999,936

International Fund — $530,421,726

Composite Fund — $162,803,810

Retirement Income Fund — $102,865,400

2010 Retirement Fund — $24,290,216

2015 Retirement Fund — $137,133,345

2020 Retirement Fund — $511,451,394

2025 Retirement Fund — $705,192,058)

(Notes 1 and 3)	$2,623,094,766	$268,394,073	$431,714,674	$486,494,520	$17,173,329
Cash	1,273	3,046	656	508	166
Interest and dividends receivable	2,931,821	304,052	384,025	259,346	21,632
Receivable for securities sold	2,124,057	173,759	—	831,273	69,265
Receivable for daily variation on future contracts	650,103	22,958	—	—	—
Shareholder subscriptions receivable	1,563,463	—	22,375	151,314	43,789
Other receivables	—	—	—	—	—

TOTAL ASSETS	2,630,365,483	268,897,888	432,121,730	487,736,961	17,308,181

LIABILITIES
Payable for securities purchased	1,713,929	664,383	4,079,240	4,357,903	99,843
Shareholder redemptions payable	—	142,721	—	—	—
Accrued expenses	42,042	16,677	40,405	46,721	236

TOTAL LIABILITIES:	1,755,971	823,781	4,119,645	4,404,624	100,079

NET ASSETS	$2,628,609,512	$268,074,107	$428,002,085	$483,332,337	$17,208,102

NUMBER OF SHARES OUTSTANDING (Note 4)	696,239,527	130,791,956	315,131,497	382,867,811	20,786,591

NET ASSET VALUES, offering and redemption price per share	$3.78	$2.05	$1.36	$1.26	$0.83

COMPONENTS OF NET ASSETS
Paid-in capital	$1,648,947,536	$195,467,685	$389,300,899	$434,932,094	$20,905,666
Total Distributable Earnings (Loss) (Notes 1, 5 and 6)	979,661,976	72,606,422	38,701,186	48,400,243	(3,697,564)

NET ASSETS	$2,628,609,512	$268,074,107	$428,002,085	$483,332,337	$17,208,102

†	Fund commenced operations on July 2, 2018.

(a)	The Retirement and Allocation Funds are invested in affiliated investment companies of Mutual of America Investment Corp.

The accompanying notes are an integral part of these financial statements.

Mid Cap Value Fund	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund		2010 Retirement Fund		2015 Retirement Fund		2020 Retirement Fund		2025 Retirement Fund

$80,057,203	$1,279,724,862	$510,614,245	$171,738,036	$101,431,551	(a)	$23,993,824	(a)	$138,459,032	(a)	$515,191,697	(a)	$709,843,502	(a)
165	771	714	2,064	—		—		—		—		—
128,465	1,445,082	—	563,233	—		—		—		—		—
—	388,193	—	245,056	—		—		—		—		—
—	423,300	—	—	—		—		—		—		—
19,573	736,514	545,715	—	—		—		—		—		—
—	—	—	—	11,843		8,652		—		—		—

80,205,406	1,282,718,722	511,160,674	172,548,389	101,443,394		24,002,476		138,459,032		515,191,697		709,843,502

157,522	1,329,792	2,635,806	373,335	—		—		—		—		—
—	—	—	42,483	—		—		—		—		—
6,107	21,339	7,435	9,858	13,533		9,399		2,016		3,547		4,585

163,629	1,351,131	2,643,241	425,676	13,533		9,399		2,016		3,547		4,585

$80,041,777	$1,281,367,591	$508,517,433	$172,122,713	$101,429,861		$23,993,077		$138,457,016		$515,188,150		$709,838,917

59,766,695	663,474,534	663,808,196	102,773,411	90,717,399		25,901,047		142,345,025		458,042,143		590,617,736

$1.34	$1.93	$0.77	$1.67	$1.12		$0.93		$0.97		$1.12		$1.20

$69,654,854	$1,073,152,251	$514,858,629	$151,425,498	$99,730,848		$23,239,285		$128,363,562		$477,218,468		$660,844,635
10,386,923	208,215,340	(6,341,196)	20,697,215	1,699,013		753,792		10,093,454		37,969,682		48,994,282

$80,041,777	$1,281,367,591	$508,517,433	$172,122,713	$101,429,861		$23,993,077		$138,457,016		$515,188,150		$709,838,917

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2018

	2030 Retirement Fund		2035 Retirement Fund		2040 Retirement Fund		2045 Retirement Fund		2050 Retirement Fund
ASSETS
Investments at fair value

(Cost:  2030 Retirement Fund — $612,396,623

2035 Retirement Fund — $503,287,698

2040 Retirement Fund — $406,264,366

2045 Retirement Fund — $425,063,563

2050 Retirement Fund — $300,228,805

2055 Retirement Fund — $79,173,702

2060 Retirement Fund — $4,398,334

Conservative Allocation Fund — $151,739,976

Moderate Allocation Fund — $350,807,778

Aggressive Allocation Fund — $248,586,785

Money Market Fund — $209,741,558

Mid-Term Bond Fund — $592,878,071

Bond Fund — $1,355,265,463)

(Notes 1 and 3)	$617,113,972	(a)	$509,448,930	(a)	$412,661,364	(a)	$438,114,958	(a)	$285,290,893	(a)
Cash	—		—		—		—		—
Interest and dividends receivable	—		—		—		—		—
Receivable for securities sold	—		—		—		—		—
Receivable for daily variation on future contracts	—		—		—		—		—
Shareholder subscriptions receivable	—		—		—		—		—
Other receivables	—		—		—		—		—

TOTAL ASSETS	617,113,972		509,448,930		412,661,364		438,114,958		285,290,893

LIABILITIES
Payable for securities purchased	—		—		—		—		—
Shareholder redemptions payable	—		—		—		—		—
Accrued expenses	3,919		2,820		2,713		2,972		1,520

TOTAL LIABILITIES	3,919		2,820		2,713		2,972		1,520

NET ASSETS	$617,110,053		$509,446,110		$412,658,651		$438,111,986		$285,289,373

NUMBER OF SHARES OUTSTANDING (Note 4)	499,279,402		410,004,672		337,385,671		360,758,050		194,840,021

NET ASSET VALUES, offering and redemption price per share	$1.24		$1.24		$1.22		$1.21		$1.46

COMPONENTS OF NET ASSETS
Paid-in capital	$574,537,635		$471,358,054		$381,964,481		$396,234,052		$284,414,321
Total Distributable Earnings (Loss) (Notes 1, 5 and 6)	42,572,418		38,088,056		30,694,170		41,877,934		875,052

NET ASSETS	$617,110,053		$509,446,110		$412,658,651		$438,111,986		$285,289,373

†	Fund commenced operations on July 2, 2018.

(a)	The Retirement and Allocation Funds are invested in affiliated investment companies of Mutual of America Investment Corp.

The accompanying notes are an integral part of these financial statements.

2055 Retirement Fund		2060 Retirement Fund†		Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund		Money Market Fund	Mid-Term Bond Fund	Bond Fund

$70,296,305	(a)	$4,045,388	(a)	$149,940,628	(a)	$371,138,159	(a)	$271,377,197	(a)	$209,741,608	$583,067,891	$1,336,321,769
—		—		—		—		—		13,453	182	378
—		—		—		—		—		—	3,497,224	8,560,794
—		—		—		—		—		—	—	8,763
—		—		—		—		—		—	—	—
—		—		—		—		—		162,372	185,473	767,979
—		—		—		—		—		—	—	—

70,296,305		4,045,388		149,940,628		371,138,159		271,377,197		209,917,433	586,750,770	1,345,659,683

—		—		—		—		—		—	—	—
—		—		—		—		—		—	—	—
226		3		258		543		1,330		4,514	28,516	65,140

226		3		258		543		1,330		4,514	28,516	65,140

$70,296,079		$4,045,385		$149,940,370		$371,137,616		$271,375,867		$209,912,919	$586,722,254	$1,345,594,543

63,777,224		4,522,127		128,699,580		267,950,109		177,406,835		171,848,668	572,739,290	956,663,157

$1.10		$0.89		$1.17		$1.39		$1.53		$1.2215	$1.02	$1.41

$75,825,700		$4,364,120		$145,364,441		$327,938,945		$227,266,982		$207,691,655	$583,772,310	$1,328,191,317
(5,529,621)		(318,735)		4,575,929		43,198,671		44,108,885		2,221,264	2,949,944	17,403,226

$70,296,079		$4,045,385		$149,940,370		$371,137,616		$271,375,867		$209,912,919	$586,722,254	$1,345,594,543

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2018

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Small Cap Equity Index Fund†
INVESTMENT INCOME AND EXPENSES
INVESTMENT INCOME
Dividends	$53,537,747	$5,422,151	$9,063,700	$4,949,761	$123,247
Interest	1,528,757	157,594	369,559	335,521	335

Total investment income	55,066,504	5,579,745	9,433,259	5,285,282	123,582

EXPENSES
Investment advisory fees (Note 2)	2,119,857	1,264,089	3,717,632	4,225,839	5,564

Other operating expenses
Accounting and recordkeeping expenses	512,580	129,847	101,482	115,090	45,185
Shareholders reports	17,284	17,524	17,283	17,283	1,193
Custodian expenses	38,455	67,752	12,344	16,184	67,851
Independent directors’ fees and expenses	190,928	21,646	33,949	38,543	106
Audit	77,806	22,189	19,878	24,008	111
Legal and Compliance	115,693	33,006	29,576	35,718	162
Administrative	380,593	43,246	67,822	76,986	190
Licenses	240,568	16,312	—	—	153
Other (including year-end accrual)	69,223	18,717	15,616	14,071	(62)

Total operating expenses	1,643,130	370,239	297,950	337,883	114,889

Total expenses before reimbursement	3,762,987	1,634,328	4,015,582	4,563,722	120,453
Non-Advisory operating expense reimbursement (Note 2)	—	—	—	—	—
Fee waiver and expense reimbursement (Note 2)	—	—	—	—	(109,696)

Net expenses	3,762,987	1,634,328	4,015,582	4,563,722	10,757

Net Investment Income (Loss)	51,303,517	3,945,417	5,417,677	721,560	112,825

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (Note 1)
Net realized gain (loss) on:
Investment securities	63,935,051	20,453,902	26,004,396	46,288,828	(203,024)
Futures contracts (Note 1)	(4,062,277)	(93,710)	—	—	—
Gain distributions from Mutual of America Investment Corp. Funds	—	—	—	—	—

	59,872,774	20,360,192	26,004,396	46,288,828	(203,024)

Change in net unrealized appreciation (depreciation) of:
Investment securities	(234,693,430)	(47,718,997)	(103,915,943)	(115,920,143)	(3,470,942)
Futures contracts (Note 1)	(3,679,425)	(191,272)	—	—	—

	(238,372,855)	(47,910,269)	(103,915,943)	(115,920,143)	(3,470,942)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS	(178,500,081)	(27,550,077)	(77,911,547)	(69,631,315)	(3,673,966)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(127,196,564)	$(23,604,660)	$(72,493,870)	$(68,909,755)	$(3,561,141)

†	For the period July 2, 2018 (Commencement of Operations) to December 31, 2018.

(a)	The Retirement and Allocation Funds are invested in affiliated funds of Mutual of America Investment Corp. and receive dividend income entirely from these affiliated funds.

(b)

The Retirement and Allocation Funds incur direct investment management expenses of .05% and .00%, respectively. Certain operating expenses that can be attributed only to the Retirement and Allocation Funds were charged directly to those Funds, subject to the Adviser’s agreement to reimburse direct non-advisory operating expenses of any such Fund whose average daily net assets for the prior calendar year was less than $50 million. The Retirement and Allocation Funds will also continue to bear their pro-rata share of the non-advisory operating expenses borne by each of the underlying Funds in which they invest.

(c)	Realized gains and losses for the Retirement and Allocation Funds result from the disposition of shares of the underlying funds.

(d)	Net of foreign taxes of $1,248,463.

The accompanying notes are an integral part of these financial statements.

Mid Cap Value Fund	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund		2010 Retirement Fund		2015 Retirement Fund		2020 Retirement Fund		2025 Retirement Fund

$2,056,704	$23,121,335	$14,959,025 (d)	$2,469,438	$1,917,349	(a)	$469,473	(a)	$2,849,252	(a)	$10,417,865	(a)	$13,447,741	(a)
47,681	1,031,491	529,623	2,530,552	—		—		—		—		—

2,104,385	24,152,826	15,488,648	4,999,990	1,917,349		469,473		2,849,252		10,417,865		13,447,741

537,943	1,100,882	405,926	755,522	50,691	(b)	12,584	(b)	75,115	(b)	267,328	(b)	361,262	(b)

32,412	281,639	99,406	70,798	9,269	(b)	8,897	(b)	9,506	(b)	11,376	(b)	12,290	(b)
17,156	17,284	14,749	20,866	13,517	(b)	13,995	(b)	13,988	(b)	13,989	(b)	13,989	(b)
9,058	35,103	7,642	26,027	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
6,731	100,110	36,863	12,828	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
6,899	46,455	2,589	13,153	7,026	(b)	1,757	(b)	10,490	(b)	37,095	(b)	49,898	(b)
10,264	69,104	3,851	19,559	6,346	(b)	1,589	(b)	9,483	(b)	33,514	(b)	45,059	(b)
13,459	199,867	73,579	25,593	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
—	125,864	—	—	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
(1,241)	33,992	24,205	5,118	(8,398	)(b)	1,277	(b)	(8,285	)(b)	(12,631	)(b)	(15,838	)(b)

94,738	909,418	262,884	193,942	27,760		27,515		35,182		83,343		105,398

632,681	2,010,300	668,810	949,464	78,451		40,099		110,297		350,671		466,660
—	—	—	—	—		—		—		—		—
—	—	—	—	—		(27,515)		—		—		—

632,681	2,010,300	668,810	949,464	78,451		12,584		110,297		350,671		466,660

1,471,704	22,142,526	14,819,838	4,050,526	1,838,898		456,889		2,738,955		10,067,194		12,981,081

1,922,983	105,479,810	—	8,205,586	725,755	(c)	459,478	(c)	4,252,682	(c)	15,194,500	(c)	15,590,248	(c)
—	(4,074,125)	—	—	—		—		—		—		—
—		—	—	837,345		245,370		2,086,649		9,311,016		16,066,673

1,922,983	101,405,685	—	8,205,586	1,563,100		704,848		6,339,331		24,505,516		31,656,921

(16,574,717)	(282,292,149)	(90,151,424)	(17,734,526)	(4,604,759)		(1,604,780)		(13,342,292)		(55,831,920)		(83,808,474)
—	(2,041,192)	—	—	—		—		—		—		—

(16,574,717)	(284,333,341)	(90,151,424)	(17,734,526)	(4,604,759)		(1,604,780)		(13,342,292)		(55,831,920)		(83,808,474)

(14,651,734)	(182,927,656)	(90,151,424)	(9,528,940)	(3,041,659)		(899,932)		(7,002,961)		(31,326,404)		(52,151,553)

$(13,180,030)	$(160,785,130)	$(75,331,586)	$(5,478,414)	$(1,202,761)		$(443,043)		$(4,264,006)		$(21,259,210)		$(39,170,472)

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended December 31, 2018

	2030 Retirement Fund		2035 Retirement Fund		2040 Retirement Fund		2045 Retirement Fund		2050 Retirement Fund
INVESTMENT INCOME AND EXPENSES
INVESTMENT INCOME
Dividends	$11,147,433	(a)	$8,775,101	(a)	$6,978,924	(a)	$7,354,825	(a)	$4,578,173	(a)
Interest	—		—		—		—		—

Total investment income	11,147,433		8,775,101		6,978,924		7,354,825		4,578,173

EXPENSES
Investment advisory fees (Note 2)	310,056	(b)	257,852	(b)	210,500	(b)	229,077	(b)	142,530	(b)

Other operating expenses
Accounting and recordkeeping expenses	11,793	(b)	11,284	(b)	10,823	(b)	11,004	(b)	10,162	(b)
Shareholders reports	13,989	(b)	13,989	(b)	13,497	(b)	13,497	(b)	13,498	(b)
Custodian expenses	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Independent directors’ fees and expenses	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Audit	42,704	(b)	35,541	(b)	29,024	(b)	31,713	(b)	19,568	(b)
Legal and Compliance	38,551	(b)	32,087	(b)	26,204	(b)	28,645	(b)	17,659	(b)
Administrative	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Licenses	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Other (including year-end accrual)	(15,906	)(b)	(14,178	)(b)	(12,823	)(b)	(12,497	)(b)	(11,587	)(b)

Total operating expenses	91,131		78,723		66,725		72,362		49,300

Total expenses before reimbursement	401,187		336,575		277,225		301,439		191,830
Non-Advisory operating expense reimbursement (Note 2)	—		—		—		—		—
Fee waiver and expense reimbursement (Note 2)	—		—		—		—		—

Net expenses	401,187		336,575		277,225		301,439		191,830

Net Investment Income (Loss)	10,746,246		8,438,526		6,701,699		7,053,386		4,386,343

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (Note 1)
Net realized gain (loss) on:
Investment securities	10,272,348	(c)	7,667,517	(c)	4,012,436	(c)	6,274,437	(c)	1,243,234	(c)
Futures contracts (Note 1)	—		—		—		—		—
Gain distributions from Mutual of America Investment Corp. Funds	17,068,493		15,972,837		13,746,469		15,655,544		10,237,105

	27,340,841		23,640,354		17,758,905		21,929,981		11,480,339

Change in net unrealized appreciation (depreciation) of:
Investment securities	(80,777,544)		(72,350,523)		(59,858,047)		(68,276,695)		(43,320,775)
Futures contracts (Note 1)	—		—		—		—		—

	(80,777,544)		(72,350,523)		(59,858,047)		(68,276,695)		(43,320,775)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS	(53,436,703)		(48,710,169)		(42,099,142)		(46,346,714)		(31,840,436)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(42,690,457)		$(40,271,643)		$(35,397,443)		$(39,293,328)		$(27,454,093)

†	For the period July 2, 2018 (Commencement of Operations) to December 31, 2018.

(a)	The Retirement and Allocation Funds are invested in affiliated funds of Mutual of America Investment Corp. and receive dividend income entirely from these affiliated funds.

(b)

The Retirement and Allocation Funds incur direct investment management expenses of .05% and .00%, respectively. Certain operating expenses that can be attributed only to the Retirement and Allocation Funds were charged directly to those Funds, subject to the Adviser’s agreement to reimburse direct non-advisory operating expenses of any such Fund whose average daily net assets for the prior calendar year was less than $50 million. The Retirement and Allocation Funds will also continue to bear their pro-rata share of the non-advisory operating expenses borne by each of the underlying Funds in which they invest.

(c)	Realized gains and losses for the Retirement and Allocation Funds result from the disposition of shares of the underlying funds.

The accompanying notes are an integral part of these financial statements.

2055 Retirement Fund		2060 Retirement Fund†		Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund		Money Market Fund	Mid-Term Bond Fund	Bond Fund

$964,037	(a)	$11,263	(a)	$3,302,279	(a)	$7,770,185	(a)	$5,255,486	(a)	$—	$—	$—
—		—		—		—		—		2,471,508	16,333,814	43,341,347

964,037		11,263		3,302,279		7,770,185		5,255,486		2,471,508	16,333,814	43,341,347

27,081	(b)	363	(b)	—	(b)	—	(b)	—	(b)	183,717	2,269,800	5,031,457

9,039	(b)	8,779	(b)	9,533	(b)	10,710	(b)	10,237	(b)	31,068	119,946	272,198
13,497	(b)	2,047	(b)	13,699	(b)	13,699	(b)	13,699	(b)	14,562	17,522	20,518
—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	8,261	9,449	32,413
—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	7,183	38,110	86,615
3,532	(b)	26	(b)	10,824	(b)	27,692	(b)	20,996	(b)	6,249	12,373	28,634
3,170	(b)	21	(b)	9,780	(b)	25,027	(b)	18,982	(b)	9,237	18,398	42,587
—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	13,966	75,896	172,484
—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	—	—
2,760	(b)	41	(b)	(9,692	)(b)	(11,062	)(b)	(10,095	)(b)	(23,938)	(1,671)	61,520

31,998		10,914		34,144		66,066		53,819		66,588	290,023	716,969

59,079		11,277		34,144		66,066		53,819		250,305	2,559,823	5,748,426
—		—		—		—		—		—	—	—
(31,998)		(10,914)		—		—		—		—	—	—

27,081		363		34,144		66,066		53,819		250,305	2,559,823	5,748,426

936,956		10,900		3,268,135		7,704,119		5,201,667		2,221,203	13,773,991	37,592,921

232,473	(c)	(1,669	)(c)	2,188,364	(c)	10,675,873	(c)	10,427,323	(c)	1,034	(1,152,125)	(1,162,860)
—		—		—		—		—		—	—	—
2,179,496		24,980		1,360,659		6,765,439		8,180,691		—	—	—

2,411,969		23,311		3,549,023		17,441,312		18,608,014		1,034	(1,152,125)	(1,162,860)

(10,460,646)		(352,946)		(9,969,340)		(42,306,403)		(44,438,353)		(341)	(9,127,556)	(33,378,126)
—		—		—		—		—		—	—	—

(10,460,646)		(352,946)		(9,969,340)		(42,306,403)		(44,438,353)		(341)	(9,127,556)	(33,378,126)

(8,048,677)		(329,635)		(6,420,317)		(24,865,091)		(25,830,339)		693	(10,279,681)	(34,540,986)

$(7,111,721)		$(318,735)		$(3,152,182)		$(17,160,972)		$(20,628,672)		$2,221,896	$3,494,310	$3,051,935

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31,

	Equity Index Fund		All America Fund
	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$51,303,517	$44,215,785	$3,945,417	$4,117,512
Net realized gain (loss) on investments and futures contracts	59,872,774	62,492,844	20,360,192	16,748,863
Change in net unrealized appreciation (depreciation) of investments and futures contracts	(238,372,855)	362,502,928	(47,910,269)	33,991,640

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(127,196,564)	469,211,557	(23,604,660)	54,858,015

DISTRIBUTIONS (Notes 1 and 5)(a)
From Distributable Earnings	(107,012,813)	(84,781,549)	(20,436,408)	(40,782,397)
Return of Capital	—	—	—	—

Total distributions	(107,012,813)	(84,781,549)	(20,436,408)	(40,782,397)

CAPITAL TRANSACTIONS (Note 4)
Proceeds from sale of shares	251,921,033	280,655,275	5,132,192	4,994,968
Dividends reinvested	107,012,813	84,781,549	20,436,408	40,782,397
Cost of shares redeemed	(207,699,908)	(181,599,618)	(38,189,780)	(30,960,356)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	151,233,938	183,837,206	(12,621,180)	14,817,009

INCREASE (DECREASE) IN NET ASSETS	(82,975,439)	568,267,214	(56,662,248)	28,892,627
NET ASSETS, BEGINNING OF YEAR	2,711,584,951	2,143,317,737	324,736,355	295,843,728

NET ASSETS, END OF YEAR	$2,628,609,512	$2,711,584,951	$268,074,107	$324,736,355

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) (Notes 5 and 6)(b)	$—	$43,482,957	$—	$3,999,110

OTHER INFORMATION:
Shares outstanding at the beginning of year	660,764,208	613,796,674	136,259,701	129,150,212

Shares sold	60,734,671	72,758,083	2,200,603	2,084,026
Shares issued as reinvestment of dividends	24,643,816	21,862,291	8,455,221	17,925,989
Shares redeemed	(49,903,168)	(47,652,840)	(16,123,569)	(12,900,526)

Net increase (decrease)	35,475,319	46,967,534	(5,467,745)	7,109,489

Shares outstanding at the end of year	696,239,527	660,764,208	130,791,956	136,259,701

†	For the period July 2, 2018 (Commencement of Operations) to December 31, 2018.

(a)	Prior Year Distributions have been modified to conform to the 2018 presentation. See Note 6, Recent Accounting Pronouncements for additional details.

(b)	Not presented for 2018 as a result of adoption of SEC’s Disclosure Update and Simplification Rule.

The accompanying notes are an integral part of these financial statements.

Small Cap Value Fund		Small Cap Growth Fund		Small Cap Equity Index Fund†	Mid Cap Value Fund		Mid-Cap Equity Index Fund
2018	2017	2018	2017	2018	2018	2017	2018	2017

$5,417,677	$8,270,846	$721,560	$296,515	$112,825	$1,471,704	$1,550,315	$22,142,526	$19,343,960
26,004,396	36,492,214	46,288,828	38,804,225	(203,024)	1,922,983	7,184,494	101,405,685	87,448,679

(103,915,943)	(6,611,332)	(115,920,143)	64,349,468	(3,470,942)	(16,574,717)	5,161,646	(284,333,341)	91,555,570

(72,493,870)	38,151,728	(68,909,755)	103,450,208	(3,561,141)	(13,180,030)	13,896,455	(160,785,130)	198,348,209

(43,728,999)	(25,140,443)	(39,717,181)	(17,587,485)	(136,423)	(8,924,532)	(5,341,436)	(109,431,002)	(93,395,748)
—	—	—	—	(965)	—	—	—	—

(43,728,999)	(25,140,443)	(39,717,181)	(17,587,485)	(137,388)	(8,924,532)	(5,341,436)	(109,431,002)	(93,395,748)

38,386,795	50,530,295	43,996,025	56,136,417	21,675,638	5,341,000	7,799,776	119,784,786	139,275,450
43,728,999	25,140,443	39,717,181	17,587,485	137,388	8,924,532	5,341,436	109,431,002	93,395,748
(43,612,589)	(47,802,151)	(46,655,929)	(37,490,815)	(906,395)	(15,513,349)	(16,319,390)	(129,665,172)	(130,627,727)

38,503,205	27,868,587	37,057,277	36,233,087	20,906,631	(1,247,817)	(3,178,178)	99,550,616	102,043,471

(77,719,664)	40,879,872	(71,569,659)	122,095,810	17,208,102	(23,352,379)	5,376,841	(170,665,516)	206,995,932
505,721,749	464,841,877	554,901,996	432,806,186	—	103,394,156	98,017,315	1,452,033,107	1,245,037,175

$428,002,085	$505,721,749	$483,332,337	$554,901,996	$17,208,102	$80,041,777	$103,394,156	$1,281,367,591	$1,452,033,107

$—	$7,813,509	$—	$182,432	$—	$—	$1,717,714	$—	$17,265,865

291,434,007	275,365,315	359,318,522	335,357,612	—	60,396,632	62,318,941	619,888,133	574,306,144

23,639,432	29,611,517	29,169,976	38,971,886	21,543,303	3,234,055	4,806,994	52,594,103	61,230,392
26,270,022	14,598,450	24,913,550	11,783,010	167,927	5,513,245	3,270,674	46,453,117	41,917,027
(26,211,964)	(28,141,275)	(30,534,237)	(26,793,986)	(924,639)	(9,377,237)	(9,999,977)	(55,460,819)	(57,565,430)

23,697,490	16,068,692	23,549,289	23,960,910	20,786,591	(629,937)	(1,922,309)	43,586,401	45,581,989

315,131,497	291,434,007	382,867,811	359,318,522	20,786,591	59,766,695	60,396,632	663,474,534	619,888,133

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

For the Years Ended December 31,

	International Fund		Composite Fund
	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$14,819,838	$12,148,232	$4,050,526	$3,881,754
Net realized gain (loss) on investments and futures contracts	—	70	8,205,586	14,133,237
Change in net unrealized appreciation (depreciation) of investments and futures contracts	(90,151,424)	84,667,994	(17,734,526)	5,080,238

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(75,331,586)	96,816,296	(5,478,414)	23,095,229

DISTRIBUTIONS (Notes 1 and 5)(a)
From Distributable Earnings	(12,148,302)	(11,081,445)	(18,147,487)	(25,296,946)

Total distributions	(12,148,302)	(11,081,445)	(18,147,487)	(25,296,946)

CAPITAL TRANSACTIONS (Note 4)
Proceeds from sale of shares	88,808,391	93,050,146	8,858,290	5,856,506
Dividends reinvested	12,148,302	11,081,445	18,147,487	25,296,946
Cost of shares redeemed	(42,429,454)	(29,124,853)	(21,628,078)	(19,724,207)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	58,527,239	75,006,738	5,377,699	11,429,245

INCREASE (DECREASE) IN NET ASSETS	(28,952,649)	160,741,589	(18,248,202)	9,227,528
NET ASSETS, BEGINNING OF YEAR	537,470,082	376,728,493	190,370,915	181,143,387

NET ASSETS, END OF YEAR	$508,517,433	$537,470,082	$172,122,713	$190,370,915

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) (Notes 5 and 6)(b)	$—	$12,148,232	$—	$3,867,102

OTHER INFORMATION:
Shares outstanding at the beginning of year	594,344,780	506,896,525	99,760,702	92,999,300

Shares sold	103,838,007	109,396,814	4,789,234	2,942,783
Shares issued as reinvestment of dividends	13,966,487	12,707,482	9,946,383	13,750,699
Shares redeemed	(48,341,078)	(34,656,041)	(11,722,908)	(9,932,080)

Net increase (decrease)	69,463,416	87,448,255	3,012,709	6,761,402

Shares outstanding at the end of year	663,808,196	594,344,780	102,773,411	99,760,702

(a)	Prior Year Distributions have been modified to conform to the 2018 presentation. See Note 6, Recent Accounting Pronouncements for additional details.

(b)	Not presented for 2018 as a result of adoption of SEC’s Disclosure Update and Simplification Rule.

The accompanying notes are an integral part of these financial statements.

Retirement Income Fund		2010 Retirement Fund		2015 Retirement Fund		2020 Retirement Fund
2018	2017	2018	2017	2018	2017	2018	2017

$1,838,898	$1,694,924	$456,889	$473,638	$2,738,955	$2,753,792	$10,067,194	$8,793,328
1,563,100	1,450,226	704,848	1,045,438	6,339,331	6,094,685	24,505,516	15,104,286

(4,604,759)	2,753,539	(1,604,780)	619,430	(13,342,292)	6,185,688	(55,831,920)	30,791,307

(1,202,761)	5,898,689	(443,043)	2,138,506	(4,264,006)	15,034,165	(21,259,210)	54,688,921

(3,090,568)	(2,919,135)	(1,546,101)	(1,694,368)	(8,984,709)	(9,533,352)	(23,776,592)	(22,897,983)

(3,090,568)	(2,919,135)	(1,546,101)	(1,694,368)	(8,984,709)	(9,533,352)	(23,776,592)	(22,897,983)

23,573,287	32,172,908	3,296,291	4,928,903	13,089,181	15,693,916	60,347,677	77,413,289
3,090,568	2,919,135	1,546,101	1,694,368	8,984,709	9,533,352	23,776,592	22,897,983
(21,759,327)	(12,952,830)	(4,410,138)	(7,200,626)	(25,354,072)	(22,133,922)	(48,752,890)	(33,093,454)

4,904,528	22,139,213	432,254	(577,355)	(3,280,182)	3,093,346	35,371,379	67,217,818

611,199	25,118,767	(1,556,890)	(133,217)	(16,528,897)	8,594,159	(9,664,423)	99,008,756
100,818,662	75,699,895	25,549,967	25,683,184)	154,985,913	146,391,754	524,852,573	425,843,817

$101,429,861	$100,818,662	$23,993,077	$25,549,967	$138,457,016	$154,985,913	$515,188,150	$524,852,573

$—	$1,751,326	$—	$490,991	$—	$2,885,420	$—	$9,311,834

86,397,770	67,312,624	25,359,862	25,875,441	145,270,066	142,136,674	428,449,681	372,702,026

20,479,659	27,753,913	3,369,969	4,824,578	12,616,643	14,745,583	50,253,586	64,222,463
2,673,992	2,540,886	1,597,232	1,716,264	8,673,847	9,148,642	19,519,809	19,226,863
(18,834,022)	(11,209,653)	(4,426,016)	(7,056,421)	(24,215,531)	(20,760,833)	(40,180,933)	(27,701,671)

4,319,629	19,085,146	541,185	(515,579)	(2,925,041)	3,133,392	29,592,462	55,747,655

90,717,399	86,397,770	25,901,047	25,359,862	142,345,025	145,270,066	458,042,143	428,449,681

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

For the Years Ended December 31,

	2025 Retirement Fund		2030 Retirement Fund
	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$12,981,081	$10,522,461	$10,746,246	$8,227,039
Net realized gain (loss) on investments and futures contracts	31,656,921	24,263,779	27,340,841	20,606,333
Change in net unrealized appreciation (depreciation) of investments and futures contracts	(83,808,474)	43,536,296	(80,777,544)	43,362,960

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(39,170,472)	78,322,536	(42,690,457)	72,196,332

DISTRIBUTIONS (Notes 1 and 5)(a)
From Distributable Earnings	(34,713,526)	(25,993,438)	(28,749,432)	(22,873,632)

Total distributions	(34,713,526)	(25,993,438)	(28,749,432)	(22,873,632)

CAPITAL TRANSACTIONS (Note 4)
Proceeds from sale of shares	100,541,513	126,625,039	110,358,460	106,077,871
Dividends reinvested	34,713,526	25,993,438	28,749,432	22,873,632
Cost of shares redeemed	(37,264,538)	(23,344,451)	(28,265,110)	(16,853,502)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	97,990,501	129,274,026	110,842,782	112,098,001

INCREASE (DECREASE) IN NET ASSETS	24,106,503	181,603,124	39,402,893	161,420,701
NET ASSETS, BEGINNING OF YEAR	685,732,414	504,129,290	577,707,160	416,286,459

NET ASSETS, END OF YEAR	$709,838,917	$685,732,414	$617,110,053	$577,707,160

Accumulated Undistributed Net Investment Income (Loss) (Notes 5 and 6)(b)	$—	$11,340,011	$—	$9,022,072

OTHER INFORMATION:
Shares outstanding at the beginning of year	515,854,916	415,825,169	417,986,579	334,109,962

Shares sold	77,021,501	98,079,023	81,176,275	79,451,171
Shares issued as reinvestment of dividends	26,138,522	20,203,892	20,616,212	17,170,566
Shares redeemed	(28,397,203)	(18,253,168)	(20,499,664)	(12,745,120)

Net increase (decrease)	74,762,820	100,029,747	81,292,823	83,876,617

Shares outstanding at the end of year	590,617,736	515,854,916	499,279,402	417,986,579

(a)	Prior Year Distributions have been modified to conform to the 2018 presentation. See Note 6, Recent Accounting Pronouncements for additional details.

(b)	Not presented for 2018 as a result of adoption of SEC’s Disclosure Update and Simplification Rule.

The accompanying notes are an integral part of these financial statements.

2035 Retirement Fund		2040 Retirement Fund		2045 Retirement Fund		2050 Retirement Fund
2018	2017	2018	2017	2018	2017	2018	2017

$8,438,526	$6,399,619	$6,701,699	$5,056,427	$7,053,386	$5,479,547	$4,386,343	$3,010,594
23,640,354	17,064,308	17,758,905	13,534,381	21,929,981	16,561,865	11,480,339	7,016,419

(72,350,523)	40,982,001	(59,858,047)	34,637,708	(68,276,695)	39,378,606	(43,320,775)	23,769,184

(40,271,643)	64,445,928	(35,397,443)	53,228,516	(39,293,328)	61,420,018	(27,454,093)	33,796,197

(23,387,137)	(19,255,431)	(18,569,497)	(16,601,460)	(22,005,608)	(18,332,000)	(10,077,205)	(7,079,329)

(23,387,137)	(19,255,431)	(18,569,497)	(16,601,460)	(22,005,608)	(18,332,000)	(10,077,205)	(7,079,329)

87,912,910	82,835,500	67,075,551	66,867,713	59,427,642	60,429,606	63,234,612	65,362,608
23,387,137	19,255,431	18,569,497	16,601,460	22,005,608	18,332,000	10,077,205	7,079,329
(22,366,520)	(14,947,422)	(11,806,980)	(13,006,066)	(19,372,704)	(16,905,936)	(6,989,371)	(6,709,097)

88,933,527	87,143,509	73,838,068	70,463,107	62,060,546	61,855,670	66,322,446	65,732,840

25,274,747	132,334,006	19,871,128	107,090,163	761,610	104,943,688	28,791,148	92,449,708
484,171,363	351,837,357	392,787,523	285,697,360	437,350,376	332,406,688	256,498,225	164,048,517

$509,446,110	$484,171,363	$412,658,651	$392,787,523	$438,111,986	$437,350,376	$285,289,373	$256,498,225

$—	$7,120,325	$—	$5,677,938	$—	$6,218,541	$—	$3,442,823

345,541,845	281,100,694	283,386,019	230,643,020	315,271,648	268,924,524	154,619,686	112,896,396

64,050,159	61,396,950	49,388,270	50,159,660	43,877,177	45,393,704	38,536,206	41,635,209
16,432,749	14,298,764	13,163,191	12,463,175	15,632,425	13,753,057	5,910,720	4,440,753
(16,020,081)	(11,254,563)	(8,551,809)	(9,879,836)	(14,023,200)	(12,799,637)	(4,226,591)	(4,352,672)

64,462,827	64,441,151	53,999,652	52,742,999	45,486,402	46,347,124	40,220,335	41,723,290

410,004,672	345,541,845	337,385,671	283,386,019	360,758,050	315,271,648	194,840,021	154,619,686

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

For the Years Ended December 31,

	2055 Retirement Fund		2060 Retirement Fund†	Conservative Allocation Fund
	2018	2017	2018	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$936,956	$279,997	$10,900	$3,268,135	$3,214,157
Net realized gain (loss) on investments and futures contracts	2,411,969	644,084	23,311	3,549,023	6,595,313
Change in net unrealized appreciation (depreciation) of investments and futures contracts	(10,460,646)	1,552,376	(352,946)	(9,969,340)	2,573,385

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(7,111,721)	2,476,457	(318,735)	(3,152,182)	12,382,855

DISTRIBUTIONS (Notes 1 and 5)(a)
From Distributable Earnings	(908,891)	—	—	(9,978,359)	(5,729,904)

Total distributions	(908,891)	—	—	(9,978,359)	(5,729,904)

CAPITAL TRANSACTIONS (Note 4)
Proceeds from sale of shares	44,845,628	29,317,575	4,526,850	15,703,357	20,472,615
Dividends reinvested	908,891	—	—	9,978,359	5,729,904
Cost of shares redeemed	(1,747,286)	(803,993)	(162,730)	(19,128,685)	(15,859,329)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	44,007,233	28,513,582	4,364,120	6,553,031	10,343,190

INCREASE (DECREASE) IN NET ASSETS	35,986,621	30,990,039	4,045,385	(6,577,510)	16,996,141
NET ASSETS, BEGINNING OF YEAR	34,309,458	3,319,419	—	156,517,880	139,521,739

NET ASSETS, END OF YEAR	$70,296,079	$34,309,458	$4,045,385	$149,940,370	$156,517,880

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) (Notes 5 and 6)(b)	$—	$320,748	$—	$—	$3,300,750

OTHER INFORMATION:
Shares outstanding at the beginning of year	27,964,164	3,191,688	—	123,302,016	115,118,175

Shares sold	36,533,527	25,479,233	4,678,627	12,641,849	16,225,324
Shares issued as reinvestment of dividends	707,938	—	—	8,205,267	4,593,518
Shares redeemed	(1,428,405)	(706,757)	(156,500)	(15,449,552)	(12,635,001)

Net Increase (decrease)	35,813,060	24,772,476	4,522,127	5,397,564	8,183,841

Shares outstanding at the end of year	63,777,224	27,964,164	4,522,127	128,699,580	123,302,016

†	For the period July 2, 2018 (Commencement of Operations) to December 31, 2018.

(a)	Prior Year Distributions have been modified to conform to the 2018 presentation. See Note 6, Recent Accounting Pronouncements for additional details.

(b)	Not presented for 2018 as a result of adoption of SEC’s Disclosure Update and Simplification Rule.

The accompanying notes are an integral part of these financial statements.

Moderate Allocation Fund		Aggressive Allocation Fund		Money Market Fund		Mid-Term Bond Fund		Bond Fund
2018	2017	2018	2017	2018	2017	2018	2017	2018	2017

$7,704,119	$7,062,679	$5,201,667	$4,664,572	$2,221,203	$462,689	$13,773,991	$12,308,919	$37,592,921	$34,954,410

17,441,312	21,830,015	18,608,014	18,565,041	1,034	445	(1,152,125)	237,075	(1,162,860)	(77,618)

(42,306,403)	18,562,193	(44,438,353)	20,157,123	(341)	306	(9,127,556)	(1,156,836)	(33,378,126)	5,518,377

(17,160,972)	47,454,887	(20,628,672)	43,386,736	2,221,896	463,440	3,494,310	11,389,158	3,051,935	40,395,169

(27,841,742)	(17,819,284)	(21,790,587)	(19,916,405)	(462,689)	(83,111)	(12,425,048)	(12,263,595)	(34,954,410)	(34,972,932)

(27,841,742)	(17,819,284)	(21,790,587)	(19,916,405)	(462,689)	(83,111)	(12,425,048)	(12,263,595)	(34,954,410)	(34,972,932)

28,953,969	33,445,237	13,617,276	17,881,824	169,828,569	21,771,292	86,963,104	109,137,538	181,636,262	215,994,313
27,841,742	17,819,284	21,790,587	19,916,405	462,689	83,111	12,425,048	12,263,595	34,954,410	34,972,932
(37,840,320)	(30,723,099)	(26,062,101)	(20,548,822)	(32,936,939)	(14,482,315)	(61,938,177)	(54,594,230)	(113,221,685)	(90,752,819)

18,955,391	20,541,422	9,345,762	17,249,407	137,354,319	7,372,088	37,449,975	66,806,903	103,368,987	160,214,426

(26,047,323)	50,177,025	(33,073,497)	40,719,738	139,113,526	7,752,417	28,519,237	65,932,466	71,466,512	165,636,663
397,184,939	347,007,914	304,449,364	263,729,626	70,799,393	63,046,976	558,203,017	492,270,551	1,274,128,031	1,108,491,368

$371,137,616	$397,184,939	$271,375,867	$304,449,364	$209,912,919	$70,799,393	$586,722,254	$558,203,017	$1,345,594,543	$1,274,128,031

$—	$7,438,128	$—	$5,093,663	$—	$462,689	$—	$12,308,917	$—	$34,954,410

255,351,823	241,781,963	171,830,878	161,691,427	58,802,424	52,661,579	536,217,943	472,826,923	883,024,833	772,998,898

19,152,826	21,951,443	7,916,032	10,327,417	139,821,287	18,140,836	84,686,753	103,442,063	128,863,445	148,034,706
18,451,265	11,825,574	12,557,686	11,668,789	381,374	69,182	12,244,949	11,754,947	25,134,852	24,255,513
(25,005,805)	(20,207,157)	(14,897,761)	(11,856,755)	(27,156,417)	(12,069,173)	(60,410,355)	(51,805,990)	(80,359,973)	(62,264,284)

12,598,286	13,569,860	5,575,957	10,139,451	113,046,244	6,140,845	36,521,347	63,391,020	73,638,324	110,025,935

267,950,109	255,351,823	177,406,835	171,830,878	171,848,668	58,802,424	572,739,290	536,217,943	956,663,157	883,024,833

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS

Income from investment operations and distributions per share for a Fund share outstanding throughout the five years ended December 31, 2018 (or since the Fund’s inception date if in existence less than five years) and other supplementary data with respect to each Fund are presented below and in the pages following:

	Equity Index Fund
	Years Ended December 31,
	2018	2017	2016	2015	2014

Net Asset Value, Beginning of Year	$4.10	$3.49	$3.26	$3.41	$3.09

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.07	0.07	0.06	0.06	0.06
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	(0.23)	0.67	0.32	(0.03)	0.35

Total From Investment Operations	(0.16)	0.74	0.38	0.03	0.41

Less Distributions
From Net Investment Income	(0.07)	(0.06)	(0.06)	(0.06)	(0.05)
From Net Realized Gains	(0.09)	(0.07)	(0.09)	(0.12)	(0.04)

Total Distributions	(0.16)	(0.13)	(0.15)	(0.18)	(0.09)

Net Asset Value, End of Year	$3.78	$4.10	$3.49	$3.26	$3.41

Total Return (%)(i)	(4.56)	21.65	11.80	1.24	13.49
Net Assets, End of Year ($ millions)	2,629	2,712	2,143	1,854	1,789
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	1.83	1.85	2.03	1.94	1.82
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.13	0.14	0.14	0.15	0.17
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.13	0.13 (e)	0.14	0.15	0.17
Portfolio Turnover Rate (%)(a)	3.48	5.23	5.58	4.74	8.07

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	Includes one time reimbursement from Adviser for non-advisory operating expenses (Note 2).

(f)	For the period October 1, 2016 (commencement of operations) through December 31, 2016.

(g)	For the period July 2, 2018 (commencement of operations) through December 31, 2018.

(h)	Amount is less than $0.005 per share.

(i)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any, and does not reflect the effect of fees and charges associated with your variable annuity contract or variable life insurance policy. Total return does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. The total return for 2017 for the Funds subject to the one time reimbursement from the Adviser (Note 2) includes the impact of this reimbursement which was determined not to be material. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

All America Fund					Small Cap Value Fund
Years Ended December 31,					Years Ended December 31,
2018	2017	2016	2015	2014	2018	2017	2016	2015	2014

$2.38	$2.29	$2.22	$2.42	$2.38	$1.74	$1.69	$1.44	$1.61	$1.72

0.03	0.03	0.03	0.03	0.03	0.01	0.03	0.02	0.02	0.02
(0.20)	0.39	0.21	(0.03)	0.23	(0.24)	0.11	0.26	(0.08)	0.06

(0.17)	0.42	0.24	—	0.26	(0.23)	0.14	0.28	(0.06)	0.08

(0.03)	(0.03)	(0.03)	(0.03)	(0.03)	(0.02)	(0.01)	(0.01)	(0.01)	(0.02)
(0.13)	(0.30)	(0.14)	(0.15)	(0.19)	(0.13)	(0.08)	(0.02)	(0.10)	(0.17)

(0.16)	(0.33)	(0.17)	(0.18)	(0.22)	(0.15)	(0.09)	(0.03)	(0.11)	(0.19)

$2.05	$2.38	$2.29	$2.22	$2.42	$1.36	$1.74	$1.69	$1.44	$1.61

(8.27)	19.41	11.49	(0.04)	11.16	(14.57)	8.29	20.04	(3.40)	5.17
268	325	296	295	324	428	506	465	376	393
1.26	1.33	1.42	1.32	1.35	1.10	1.75	1.17	1.14	1.02
0.52	0.51	0.53	0.55	0.49	0.81	0.81	0.82	0.83	0.84
0.52	0.51	0.53	0.55	0.49	0.81	0.80 (e)	0.82	0.83	0.84
17.60	22.28	40.10	14.73	15.38	29.58	34.36	32.06	19.03	38.09

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	Small Cap Growth Fund
	Years Ended December 31,
	2018	2017		2016	2015	2014

Net Asset Value, Beginning of Year	$1.54	$1.29		$1.32	$1.54	$1.58

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	— (h)	—	(h)	— (h)	— (h)	— (h)
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	(0.17)	0.30		0.10	(0.03)	0.09

Total From Investment Operations	(0.17)	0.30		0.10	(0.03)	0.09

Less Distributions
From Net Investment Income	— (h)	—	(h)	—	—	— (h)
From Net Realized Gains	(0.11)	(0.05)		(0.13)	(0.19)	(0.13)
Return of Capital	—	—		—	—	—

Total Distributions	(0.11)	(0.05)		(0.13)	(0.19)	(0.13)

Net Asset Value, End of Year	$1.26	$1.54		$1.29	$1.32	$1.54

Total Return (%)(i)	(12.53)	23.82		8.10	(2.39)	5.70
Net Assets, End of Year ($ millions)	483	555		433	402	412
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	0.13	0.06		0.06	(0.12)	(0.09)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.81	0.82		0.82	0.83	0.84
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.81	0.80	(e)	0.82	0.83	0.84
Portfolio Turnover Rate (%)(a)	60.57	62.33		53.80	67.83	67.58

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	Includes one time reimbursement from Adviser for non-advisory operating expenses (Note 2).

(f)	For the period October 1, 2016 (commencement of operations) through December 31, 2016.

(g)	For the period July 2, 2018 (commencement of operations) through December 31, 2018.

(h)	Amount is less than $0.005 per share.

(i)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any, and does not reflect the effect of fees and charges associated with your variable annuity contract or variable life insurance policy. Total return does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. The total return for 2017 for the Funds subject to the one time reimbursement from the Adviser (Note 2) includes the impact of this reimbursement which was determined not to be material. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

Small Cap Equity Index Fund		Mid Cap Value Fund					Mid-Cap Equity Index Fund
Period Ended December 31, 2018(g)		Years Ended December 31,					Years Ended December 31,
		2018	2017	2016	2015	2014	2018	2017	2016	2015	2014

$1.00		$1.71	$1.57	$1.46	$1.63	$1.53	$2.34	$2.17	$1.95	$2.16	$2.08

0.01		0.03	0.03	0.02	0.02	0.02	0.03	0.03	0.03	0.03	0.03
(0.17)		(0.24)	0.20	0.20	(0.08)	0.19	(0.26)	0.31	0.36	(0.08)	0.17

(0.16)		(0.21)	0.23	0.22	(0.06)	0.21	(0.23)	0.34	0.39	(0.05)	0.20

(0.01)		(0.03)	(0.02)	(0.02)	(0.02)	(0.01)	(0.03)	(0.03)	(0.03)	(0.02)	(0.02)
—	(h)	(0.13)	(0.07)	(0.09)	(0.10)	(0.10)	(0.15)	(0.14)	(0.14)	(0.14)	(0.10)
—	(h)	—	—	—	—	—	—	—	—	—	—

(0.01)		(0.16)	(0.09)	(0.11)	(0.12)	(0.11)	(0.18)	(0.17)	(0.17)	(0.16)	(0.12)

$0.83		$1.34	$1.71	$1.57	$1.46	$1.63	$1.93	$2.34	$2.17	$1.95	$2.16

(16.54	)(b)	(14.08)	14.92	16.18	(3.34)	13.82	(11.26)	16.05	20.51	(2.37)	9.63
17		80	103	98	82	92	1,281	1,452	1,245	977	1,001
1.51	(c)	1.51	1.55	1.48	1.45	1.25	1.52	1.46	1.60	1.45	1.31
1.61	(c)	0.65	0.64	0.66	0.65	0.64	0.14	0.14	0.15	0.16	0.17
0.14	(c)	0.65	0.64	0.66	0.65	0.64	0.14	0.14 (e)	0.15	0.16	0.17
81.79		10.75	24.09	25.80	15.86	40.91	20.26	19.36	21.75	21.67	16.29

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	International Fund
	Years Ended December 31,
	2018	2017		2016	2015	2014

Net Asset Value, Beginning of Year	$0.90	$0.74		$0.75	$0.77	$0.84

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.02	0.02		0.02	0.01	0.02
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	(0.13)	0.16		(0.01)	(0.01)	(0.08)

Total From Investment Operations	(0.11)	0.18		0.01	—	(0.06)

Less Distributions
From Net Investment Income	(0.02)	(0.02)		(0.02)	(0.02)	(0.01)
From Net Realized Gains	— (h)	—	(h)	— (h)	— (h)	— (h)

Total Distributions	(0.02)	(0.02)		(0.02)	(0.02)	(0.01)

Net Asset Value, End of Year	$0.77	$0.90		$0.74	$0.75	$0.77

Total Return (%)(i)	(13.36)	24.47		1.69	(0.63)	(6.03)
Net Assets, End of Year ($ millions)	509	537		377	319	264
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	2.75	2.67		2.94	2.47	3.48
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)(j)	0.12	0.12		0.13	0.14	0.17
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)(j)	0.12	0.12	(e)	0.13	0.14	0.17
Portfolio Turnover Rate (%)(a)	—	—		3.08	—	0.61

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	Includes one time reimbursement from Adviser for non-advisory operating expenses (Note 2).

(f)	For the period October 1, 2016 (commencement of operations) through December 31, 2016.

(g)	For the period July 2, 2018 (commencement of operations) through December 31, 2018.

(h)	Amount is less than $0.005 per share.

(i)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any, and does not reflect the effect of fees and charges associated with your variable annuity contract or variable life insurance policy. Total return does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. The total return for 2017 for the Funds subject to the one time reimbursement from the Adviser (Note 2) includes the impact of this reimbursement which was determined not to be material. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(j)	International Fund excludes the expenses of its ETF investments.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

Composite Fund					Retirement Income Fund
Years Ended December 31,					Years Ended December 31,
2018	2017	2016	2015	2014	2018	2017	2016	2015	2014

$1.91	$1.95	$1.96	$2.00	$1.87	$1.17	$1.12	$1.12	$1.16	$1.13

0.04	0.04	0.04	0.04	0.04	0.02	0.02	0.02	0.02	0.02
(0.09)	0.21	0.11	(0.02)	0.13	(0.03)	0.07	0.04	(0.01)	0.05

(0.05)	0.25	0.15	0.02	0.17	(0.01)	0.09	0.06	0.01	0.07

(0.04)	(0.04)	(0.04)	(0.04)	(0.04)	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)
(0.15)	(0.25)	(0.12)	(0.02)	—	(0.02)	(0.02)	(0.04)	(0.03)	(0.02)

(0.19)	(0.29)	(0.16)	(0.06)	(0.04)	(0.04)	(0.04)	(0.06)	(0.05)	(0.04)

$1.67	$1.91	$1.95	$1.96	$2.00	$1.12	$1.17	$1.12	$1.12	$1.16

(3.20)	13.37	7.92	0.80	9.10	(1.21)	7.35	6.18	0.49	6.50
172	190	181	180	194	101	101	76	63	54
2.16	2.11	2.10	1.93	2.09	1.82	2.01	2.26	2.35	2.21
0.51	0.51	0.52	0.53	0.49	0.08	0.08	0.09	0.09	0.05
0.51	0.50 (e)	0.52	0.53	0.49	0.08	0.06 (e)	0.09	0.05	0.05
37.37	60.13	57.40	13.13	12.31	21.90	18.54	16.88	22.64	17.63

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	2010 Retirement Fund
	Years Ended December 31,
	2018	2017	2016	2015	2014

Net Asset Value, Beginning of Year	$1.01	$0.99	$1.01	$1.09	$1.06

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.02	0.03	0.02	0.02	0.02
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	(0.04)	0.06	0.04	(0.02)	0.06

Total From Investment Operations	(0.02)	0.09	0.06	—	0.08

Less Distributions
From Net Investment Income	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)
From Net Realized Gains	(0.04)	(0.05)	(0.06)	(0.06)	(0.03)

Total Distributions	(0.06)	(0.07)	(0.08)	(0.08)	(0.05)

Net Asset Value, End of Year	$0.93	$1.01	$0.99	$1.01	$1.09

Total Return (%)(i)	(1.93)	9.06	6.87	0.40	6.93
Net Assets, End of Year ($ millions)	24	26	26	26	27
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	1.83	1.92	2.15	2.10	2.06
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.16	0.12	0.12	0.12	0.05
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.05	0.01 (e)	0.05	0.05	0.05
Portfolio Turnover Rate (%)(a)	22.75	24.48	24.58	23.28	20.45

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	Includes one time reimbursement from Adviser for non-advisory operating expenses (Note 2).

(f)	For the period October 1, 2016 (commencement of operations) through December 31, 2016.

(g)	For the period July 2, 2018 (commencement of operations) through December 31, 2018.

(h)	Amount is less than $0.005 per share.

(i)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any, and does not reflect the effect of fees and charges associated with your variable annuity contract or variable life insurance policy. Total return does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. The total return for 2017 for the Funds subject to the one time reimbursement from the Adviser (Note 2) includes the impact of this reimbursement which was determined not to be material. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

2015 Retirement Fund					2020 Retirement Fund
Years Ended December 31,					Years Ended December 31,
2018	2017	2016	2015	2014	2018	2017	2016	2015	2014

$1.07	$1.03	$1.05	$1.13	$1.10	$1.23	$1.14	$1.12	$1.18	$1.13

0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02
(0.06)	0.09	0.05	(0.02)	0.06	(0.08)	0.13	0.07	(0.01)	0.06

(0.04)	0.11	0.07	—	0.08	(0.06)	0.15	0.09	0.01	0.08

(0.02)	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)
(0.04)	(0.05)	(0.07)	(0.06)	(0.03)	(0.03)	(0.04)	(0.05)	(0.05)	(0.01)

(0.06)	(0.07)	(0.09)	(0.08)	(0.05)	(0.05)	(0.06)	(0.07)	(0.07)	(0.03)

$0.97	$1.07	$1.03	$1.05	$1.13	$1.12	$1.23	$1.14	$1.12	$1.18

(3.01)	10.64	7.72	0.27	7.16	(4.04)	12.52	8.57	0.13	7.36
138	155	146	149	154	515	525	426	364	320
1.83	1.85	2.07	2.07	2.00	1.89	1.89	2.03	2.06	1.92
0.07	0.07	0.08	0.07	0.05	0.07	0.07	0.07	0.07	0.05
0.07	0.07	0.08	0.07	0.05	0.07	0.07	0.07	0.07	0.05
14.75	14.98	12.96	17.75	16.41	10.84	7.09	7.99	7.76	9.54

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	2025 Retirement Fund
	Years Ended December 31,
	2018	2017	2016	2015	2014

Net Asset Value, Beginning of Year	$1.33	$1.21	$1.17	$1.23	$1.16

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.02	0.02	0.02	0.02	0.02
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	(0.09)	0.16	0.09	(0.02)	0.08

Total From Investment Operations	(0.07)	0.18	0.11	—	0.10

Less Distributions
From Net Investment Income	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)
From Net Realized Gains	(0.04)	(0.04)	(0.05)	(0.04)	(0.01)

Total Distributions	(0.06)	(0.06)	(0.07)	(0.06)	(0.03)

Net Asset Value, End of Year	$1.20	$1.33	$1.21	$1.17	$1.23

Total Return (%)(i)	(5.22)	14.44	9.84	(0.10)	8.00
Net Assets, End of Year ($ millions)	710	686	504	396	331
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	1.81	1.81	1.91	1.91	1.75
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.06	0.07	0.07	0.07	0.05
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.06	0.07	0.07	0.07	0.05
Portfolio Turnover Rate (%)(a)	6.74	5.78	5.27	4.36	6.00

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	Includes one time reimbursement from Adviser for non-advisory operating expenses (Note 2).

(f)	For the period October 1, 2016 (commencement of operations) through December 31, 2016.

(g)	For the period July 2, 2018 (commencement of operations) through December 31, 2018.

(h)	Amount is less than $0.005 per share.

(i)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any, and does not reflect the effect of fees and charges associated with your variable annuity contract or variable life insurance policy. Total return does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. The total return for 2017 for the Funds subject to the one time reimbursement from the Adviser (Note 2) includes the impact of this reimbursement which was determined not to be material. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

2030 Retirement Fund					2035 Retirement Fund
Years Ended December 31,					Years Ended December 31,
2018	2017	2016	2015	2014	2018	2017	2016	2015	2014

$1.38	$1.25	$1.20	$1.27	$1.19	$1.40	$1.25	$1.20	$1.27	$1.20

0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.01
(0.10)	0.17	0.11	(0.02)	0.09	(0.12)	0.20	0.11	(0.03)	0.08

(0.08)	0.19	0.13	—	0.11	(0.10)	0.22	0.13	(0.01)	0.09

(0.02)	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)	(0.01)
(0.04)	(0.04)	(0.06)	(0.05)	(0.01)	(0.04)	(0.05)	(0.06)	(0.04)	(0.01)

(0.06)	(0.06)	(0.08)	(0.07)	(0.03)	(0.06)	(0.07)	(0.08)	(0.06)	(0.02)

$1.24	$1.38	$1.25	$1.20	$1.27	$1.24	$1.40	$1.25	$1.20	$1.27

(6.49)	16.01	10.73	(0.22)	8.44	(7.36)	17.15	11.43	(0.37)	8.26
617	578	416	328	277	509	484	352	271	230
1.74	1.69	1.78	1.81	1.66	1.64	1.57	1.67	1.68	1.52
0.07	0.07	0.07	0.07	0.05	0.07	0.07	0.07	0.07	0.05
0.07	0.07	0.07	0.07	0.05	0.07	0.07	0.07	0.07	0.05
5.01	5.75	5.12	4.83	5.52	4.00	4.02	4.98	5.16	4.29

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	2040 Retirement Fund
	Years Ended December 31,
	2018	2017	2016	2015	2014

Net Asset Value, Beginning of Year	$1.39	$1.24	$1.19	$1.26	$1.20

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.02	0.01	0.02	0.02	0.01
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	(0.13)	0.20	0.11	(0.03)	0.08

Total From Investment Operations	(0.11)	0.21	0.13	(0.01)	0.09

Less Distributions
From Net Investment Income	(0.02)	(0.01)	(0.02)	(0.02)	(0.01)
From Net Realized Gains	(0.04)	(0.05)	(0.06)	(0.04)	(0.02)

Total Distributions	(0.06)	(0.06)	(0.08)	(0.06)	(0.03)

Net Asset Value, End of Year	$1.22	$1.39	$1.24	$1.19	$1.26

Total Return (%)(i)	(7.94)	17.40	11.66	(0.64)	7.71
Net Assets, End of Year ($ millions)	413	393	286	222	189
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	1.60	1.53	1.59	1.58	1.40
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.07	0.07	0.07	0.07	0.05
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.07	0.07	0.07	0.07	0.05
Portfolio Turnover Rate (%)(a)	2.65	4.07	5.23	5.17	4.31

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	Includes one time reimbursement from Adviser for non-advisory operating expenses (Note 2).

(f)	For the period October 1, 2016 (commencement of operations) through December 31, 2016.

(g)	For the period July 2, 2018 (commencement of operations) through December 31, 2018.

(h)	Amount is less than $0.005 per share.

(i)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any, and does not reflect the effect of fees and charges associated with your variable annuity contract or variable life insurance policy. Total return does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. The total return for 2017 for the Funds subject to the one time reimbursement from the Adviser (Note 2) includes the impact of this reimbursement which was determined not to be material. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

2045 Retirement Fund						2050 Retirement Fund						2055 Retirement Fund					2060 Retirement Fund
Years Ended December 31,						Years Ended December 31,						Years Ended December 31,			Period Ended December 31, 2016(f)		Period Ended December 31, 2018(g)
2018	2017	2016	2015	2014		2018	2017	2016	2015	2014		2018	2017

$1.39	$1.24	$1.19	$1.26	$1.00		$1.66	$1.45	$1.35	$1.39	$1.30		$1.23	$1.04		$1.00		$1.00

0.02	0.01	0.02	0.02	—	(h)	0.02	0.01	0.01	0.03	0.01		0.01	—	(h)	—	(h)	—	(h)
(0.13)	0.20	0.12	(0.03)	0.04		(0.16)	0.25	0.14	(0.04)	0.08		(0.12)	0.19		0.04		(0.11)

(0.11)	0.21	0.14	(0.01)	0.04		(0.14)	0.26	0.15	(0.01)	0.09		(0.11)	0.19		0.04		(0.11)

(0.02)	(0.01)	(0.02)	(0.02)	—		(0.02)	(0.01)	(0.01)	(0.01)	—	(h)	(0.01)	—		—		—
(0.05)	(0.05)	(0.07)	(0.04)	—		(0.04)	(0.04)	(0.04)	(0.02)	—	(h)	(0.01)	—		—		—

(0.07)	(0.06)	(0.09)	(0.06)	—		(0.06)	(0.05)	(0.05)	(0.03)	—		(0.02)	—		—		—

$1.21	$1.39	$1.24	$1.19	$1.04		$1.46	$1.66	$1.45	$1.35	$1.39		$1.10	$1.23		$1.04		$0.89

(8.29)	17.62	11.68	(0.69)	4.01	(b)	(8.74)	17.86	11.78	(0.73)	7.15		(8.88)	17.99		4.01	(b)	(10.54	)(b)
438	437	332	265	3		285	256	164	94	50		70	34		3		4
1.55	1.45	1.54	1.55	(0.05	)(c)	1.55	1.47	1.58	1.65	1.47		1.73	1.90		(0.05	)(c)	0.74	(b)
0.07	0.07	0.07	0.07	0.50	(c)	0.07	0.07	0.08	0.09	0.05		0.11	0.14		0.50	(c)	1.54	(c)
0.07	0.07	0.07	0.07	0.05	(c)	0.07	0.07 (e)	0.08	0.05	0.05		0.05	0.05		0.05	(c)	0.05	(c)
3.67	4.46	3.91	4.40	22.25	(b)	2.26	3.75	2.67	2.67	1.53		3.42	4.32		22.25	(b)	6.10

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

December 31, 2018

	Conservative Allocation Fund
	Years Ended December 31,
	2018	2017	2016	2015	2014

Net Asset Value, Beginning of Year	$1.27	$1.21	$1.20	$1.25	$1.22

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.03	0.03	0.03	0.02	0.03
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	(0.05)	0.08	0.04	(0.01)	0.05

Total From Investment Operations	(0.02)	0.11	0.07	0.01	0.08

Less Distributions
From Net Investment Income	(0.03)	(0.03)	(0.03)	(0.03)	(0.03)
From Net Realized Gains	(0.05)	(0.02)	(0.03)	(0.03)	(0.02)

Total Distributions	(0.08)	(0.05)	(0.06)	(0.06)	(0.05)

Net Asset Value, End of Year	$1.17	$1.27	$1.21	$1.20	$1.25

Total Return (%)(i)	(2.04)	8.92	6.71	0.44	6.62
Net Assets, End of Year ($ millions)	150	157	140	128	123
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	2.11	2.20	2.31	2.32	2.31
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.02	0.02	0.03	0.02	—
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.02	0.02	0.03	0.02	—
Portfolio Turnover Rate (%)(a)	11.70	23.64	8.89	10.58	17.24

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	Includes one time reimbursement from Adviser for non-advisory operating expenses (Note 2).

(f)	For the period October 1, 2016 (commencement of operations) through December 31, 2016.

(g)	For the period July 2, 2018 (commencement of operations) through December 31, 2018.

(h)	Amount is less than $0.005 per share.

(i)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any, and does not reflect the effect of fees and charges associated with your variable annuity contract or variable life insurance policy. Total return does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. The total return for 2017 for the Funds subject to the one time reimbursement from the Adviser (Note 2) includes the impact of this reimbursement which was determined not to be material. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

Moderate Allocation Fund					Aggressive Allocation Fund
Years Ended December 31,					Years Ended December 31,
2018	2017	2016	2015	2014	2018	2017	2016	2015	2014

$1.56	$1.44	$1.41	$1.52	$1.45	$1.77	$1.63	$1.60	$1.77	$1.69

0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03
(0.09)	0.17	0.10	(0.03)	0.09	(0.14)	0.24	0.14	(0.05)	0.11

(0.06)	0.20	0.13	—	0.12	(0.11)	0.27	0.17	(0.02)	0.14

(0.03)	(0.03)	(0.03)	(0.03)	(0.03)	(0.03)	(0.03)	(0.03)	(0.03)	(0.03)
(0.08)	(0.05)	(0.07)	(0.08)	(0.02)	(0.10)	(0.10)	(0.11)	(0.12)	(0.03)

(0.11)	(0.08)	(0.10)	(0.11)	(0.05)	(0.13)	(0.13)	(0.14)	(0.15)	(0.06)

$1.39	$1.56	$1.44	$1.41	$1.52	$1.53	$1.77	$1.63	$1.60	$1.77

(4.41)	13.72	9.08	0.16	7.71	(7.13)	16.64	10.86	(0.38)	7.66
371	397	347	316	315	271	304	264	249	255
1.95	1.90	2.08	2.09	1.95	1.74	1.65	1.74	1.81	1.60
0.02	0.02	0.02	0.02	—	0.02	0.02	0.02	0.02	—
0.02	0.02	0.02	0.02	—	0.02	0.02	0.02	0.02	—
9.50	12.05	6.65	8.10	13.87	9.13	9.55	9.51	7.86	19.61

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	Money Market Fund
	Years Ended December 31,
	2018	2017	2016		2015		2014

Net Asset Value, Beginning of Year	$1.2040	$1.1972	$1.20		$1.20		$1.20

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.0081	0.0077	—	(h)	—	(h)	—	(h)
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.0124	0.0005	—	(h)	—	(h)	—	(h)

Total From Investment Operations	0.0205	0.0082	—		—		—

Less Distributions
From Net Investment Income	(0.0030)	(0.0014)	—		—		—
From Net Realized Gains	—	—	—		—		—

Total Distributions	(0.0030)	(0.0014)	—		—		—

Net Asset Value, End of Year	1.2215	$1.2040	$1.20		$1.20		$1.20

Total Return (%)(i)	1.71	0.70	0.14		(0.11)		(0.14)
Net Assets, End of Year ($ millions)	210	71	63		67		77
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	1.82	0.70	0.13		(0.11)		(0.14)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.20	0.25	0.28		0.26		0.24
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.20	0.24 (e)	0.28		0.26		0.24
Portfolio Turnover Rate (%)(a)	NA	NA	NA		NA		NA

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	Includes one time reimbursement from Adviser for non-advisory operating expenses (Note 2).

(f)	For the period October 1, 2016 (commencement of operations) through December 31, 2016.

(g)	For the period July 2, 2018 (commencement of operations) through December 31, 2018.

(h)	Amount is less than $0.005 per share.

(i)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any, and does not reflect the effect of fees and charges associated with your variable annuity contract or variable life insurance policy. Total return does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. The total return for 2017 for the Funds subject to the one time reimbursement from the Adviser (Note 2) includes the impact of this reimbursement which was determined not to be material. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

Mid-Term Bond Fund						Bond Fund
Years Ended December 31,						Years Ended December 31,
2018	2017		2016	2015	2014	2018	2017		2016	2015	2014

$1.04	$1.04		$1.03	$1.06	$1.05	$1.44	$1.43		$1.41	$1.45	$1.41

0.02	0.02		0.03	0.03	0.03	0.04	0.04		0.04	0.04	0.04
(0.02)	—	(h)	0.01	(0.03)	0.02	(0.03)	0.01		0.02	(0.03)	0.04

0.00	0.02		0.04	—	0.05	0.01	0.05		0.06	0.01	0.08

(0.02)	(0.02)		(0.03)	(0.03)	(0.03)	(0.04)	(0.04)		(0.04)	(0.05)	(0.04)
— (h)	—	(h)	— (h)	— (h)	(0.01)	—	—	(h)	— (h)	— (h)	—

(0.02)	(0.02)		(0.03)	(0.03)	(0.04)	(0.04)	(0.04)		(0.04)	(0.05)	(0.04)

$1.02	$1.04		$1.04	$1.03	$1.06	$1.41	$1.44		$1.43	$1.41	$1.45

0.57	2.32		3.51	0.61	3.22	0.17	3.62		4.71	0.33	6.31
587	558		492	452	435	1,346	1,274		1,108	1,007	956
2.44	2.37		2.45	2.68	2.57	2.93	2.98		3.07	2.93	3.59
0.45	0.47		0.46	0.46	0.49	0.45	0.45		0.45	0.45	0.48
0.45	0.45	(e)	0.46	0.46	0.49	0.45	0.44	(e)	0.45	0.45	0.48
20.12	14.18		17.52	19.07	36.56	10.71	10.65		13.54	27.51	15.00

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

Mutual of America Investment Corporation (the “Investment Company”) is a diversified, open-end management investment company — a type of company commonly known as a “mutual fund”. It is registered as such under the Investment Company Act of 1940 (the “Investment Company Act”). The Investment Company was formed on February 21, 1986 as a Maryland corporation and principally offers its shares exclusively to separate accounts of Mutual of America Life Insurance Company (“Mutual of America Life”) and a former affiliate that offers the funds through its separate accounts. As a “series” type mutual fund, the Investment Company issues separate classes (or series) of capital stock, each of which represents a separate Fund of investments. At December 31, 2018, there were 27 active funds (collectively, “the Funds”): Equity Index Fund, All America Fund, Small Cap Value Fund, Small Cap Growth Fund, Small Cap Equity Index Fund, Mid Cap Value Fund, Mid-Cap Equity Index Fund, International Fund, Composite Fund, Money Market Fund, Mid-Term Bond Fund, Bond Fund; Retirement Income Fund, 2010 Retirement Fund, 2015 Retirement Fund, 2020 Retirement Fund, 2025 Retirement Fund, 2030 Retirement Fund, 2035 Retirement Fund, 2040 Retirement Fund, 2045 Retirement Fund, 2050 Retirement Fund, 2055 Retirement Fund and 2060 Retirement Fund (collectively, “Retirement Funds”); a Conservative Allocation Fund, a Moderate Allocation Fund and an Aggressive Allocation Fund (collectively, “Allocation Funds”). The 2055 Retirement Fund commenced operations on October 1, 2016. The Small Cap Equity Index Fund and the 2060 Retirement Fund commenced operations on July 2, 2018.

Investment Company shares are issued to Mutual of America Life and, on a limited basis, to Wilton Reassurance Life Company of New York (formerly The American Life Insurance Company of New York), for allocation to their Separate Accounts as a funding medium for variable accumulation annuity contracts and variable life insurance policies. In addition, shares of selected equity and fixed income funds of the Investment Company are directly issued to one or more of the Investment Company’s Retirement Funds and Allocation Funds.

The Funds follow investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Codification Topic 946 Financial Services — Investment Companies. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

The following is a summary of the significant accounting policies consistently followed by the Investment Company, which are in conformity with GAAP:

Fair Value — The Investment Company values its investments at fair value. Fair value is an estimate of the price the Fund would receive upon selling a security in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities.

•	Level 2 — other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

As of December 31, 2018, management determined that the fair value inputs for all equity securities were considered Level 1, with the exception of three securities in the All America, Small Cap Value and Small Cap Growth Funds (see Note 1 below) which were considered Level 3. In addition, non-registered securities under Rule 144A of the Securities Act of 1933 were considered Level 2. Furthermore, certain Rule 144A securities not actively traded are considered Level 3; however, there were no such 144A securities as of December 31, 2018. Fair value inputs for all debt securities and temporary cash investments were considered Level 2. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers between levels are reflected based on the fair value at the beginning of a reporting period.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

The following is a summary of the inputs used to value the Funds’ investments and other financial instruments as of December 31, 2018:

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total

Investments at Fair Value:

(See Portfolios of Investments for More Details)
Equity Index Fund
Common Stock-Indexed	$2,542,925,323	—	—		$2,542,925,323
Short-Term Debt Securities	—	$80,030,849	—		$80,030,849
Temporary Cash Investment	—	$138,594	—		$138,594

	$2,542,925,323	$80,169,443	—		$2,623,094,766
All America Fund
Common Stock-Indexed	$149,348,660	—	—		$149,348,660
Common Stock-Active	$110,570,396	—	$285,375	(1)	$110,855,771
Short-Term Debt Securities-Indexed	—	$1,898,250	—		$1,898,250
Short-Term Debt Securities-Active	—	$5,999,636	—		$5,999,636
Temporary Cash Investment	—	$291,756	—		$291,756

	$259,919,056	$8,189,642	$285,375		$268,394,073
Small Cap Value Fund
Common Stock	$402,386,134	—	$3,206,125	(1)	$405,592,259
Short-Term Debt Securities	—	$26,070,231	—		$26,070,231
Temporary Cash Investment	—	$52,184	—		$52,184

	$402,386,134	$26,122,415	$3,206,125		$431,714,674
Small Cap Growth Fund
Common Stock	$458,734,559	—	—	(1)	$458,734,559
Short-Term Debt Securities	—	$27,698,258	—		$27,698,258
Temporary Cash Investment	—	$61,703	—		$61,703

	$458,734,559	$27,759,961	—		$486,494,520
Small Cap Equity Index Fund
Common Stock-Indexed	$17,104,185	—	—	(1)	$17,104,185
Temporary Cash Investment		$69,144	—		$69,144

	$17,104,185	$69,144	—		$17,173,329
Mid Cap Value Fund
Common Stock	$75,481,985	—	—		$75,481,985
Short-Term Debt Securities		$4,490,039	—		$4,490,039
Temporary Cash Investment		$85,179	—		$85,179

	$75,481,985	$4,575,218	—		$80,057,203
Mid-Cap Equity Index Fund
Common Stock-Indexed	$1,238,801,391	—	—		$1,238,801,391
Short-Term Debt Securities		$40,816,655	—		$40,816,655
Temporary Cash Investment		$106,816	—		$106,816

	$1,238,801,391	$40,923,471	—		$1,279,724,862
International Fund
Common Stock	$470,416,974	—	—		$470,416,974
Short-Term Debt Securities	—	$39,655,375	—		$39,655,375
Temporary Cash Investment		$541,896	—		$541,896

	$470,416,974	$40,197,271	—		$510,614,245
Composite Fund
Common Stock	$96,093,743	—	—		$96,093,743
U.S. Government Debt	—	$27,879,676	—		$27,879,676
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$21,093,064	—		$21,093,064

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
U.S. Government Agency Non-Mortgage-Backed Obligations	—	$487,039	—	$487,039
Long-Term Corporate Debt	—	$22,991,109	—	$22,991,109
Short-Term Debt Securities	—	$2,599,845	—	$2,599,845
Temporary Cash Investment		$593,560	—	$593,560

	$96,093,743	$75,644,293	—	$171,738,036
Retirement Income Fund
Common Stock	$101,431,551	—	—	$101,431,551
2010 Retirement Fund
Common Stock	$23,993,824	—	—	$23,993,824
2015 Retirement Fund
Common Stock	$138,459,032	—	—	$138,459,032
2020 Retirement Fund
Common Stock	$515,191,697	—	—	$515,191,697
2025 Retirement Fund
Common Stock	$709,843,502	—	—	$709,843,502
2030 Retirement Fund
Common Stock	$617,113,972	—	—	$617,113,972
2035 Retirement Fund
Common Stock	$509,448,930	—	—	$509,448,930
2040 Retirement Fund
Common Stock	$412,661,364	—	—	$412,661,364
2045 Retirement Fund
Common Stock	$438,114,958	—	—	$438,114,958
2050 Retirement Fund
Common Stock	$285,290,893	—	—	$285,290,893
2055 Retirement Fund
Common Stock	$70,296,305	—	—	$70,296,305
2060 Retirement Fund
Common Stock	$4,045,388	—	—	$4,045,388
Conservative Allocation Fund
Common Stock	$149,940,628	—	—	$149,940,628
Moderate Allocation Fund
Common Stock	$371,138,159	—	—	$371,138,159
Aggressive Allocation Fund
Common Stock	$271,377,197	—	—	$271,377,197
Money Market Fund
U.S. Government Debt	—	$46,289,598	—	$46,289,598
U.S. Government Agency Short-Term Debt	—	$34,687,407	—	$34,687,407
Commercial Paper	—	$128,764,603	—	$128,764,603

	—	$209,741,608	—	$209,741,608
Mid-Term Bond Fund
U.S. Government Debt	—	$297,968,031	—	$297,968,031
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$943	—	$943
U.S. Government Agency Non-Mortgage-Backed Obligations	—	$36,510,983	—	$36,510,983
Long-Term Corporate Debt	—	$246,555,201	—	$246,555,201
Short-Term Debt Securities	—	$1,999,881	—	$1,999,881
Temporary Cash Investment		$32,852	—	$32,852

	—	$583,067,891	—	$583,067,891

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Bond Fund
U.S. Government Debt	—	$427,414,558	—	$427,414,558
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$372,303,511	—	$372,303,511
U.S. Government Agency Non-Mortgage-Backed Obligations	—	$15,656,498	—	$15,656,498
Long-Term Corporate Debt	—	$515,560,247	—	$515,560,247
Sovereign Debt	—	$2,960,966	—	$2,960,966
Short-Term Debt Securities	—	$2,399,857	—	$2,399,857
Temporary Cash Investment		$26,132	—	$26,132

	—	$1,336,321,769	—	$1,336,321,769

Other Financial Instruments:*

Equity Index Fund	$(3,162,330)	—	—	$(3,162,330)
All America Fund	$(99,293)	—	—	$(99,293)
Mid-Cap Equity Index Fund	$(1,815,770)	—	—	$(1,815,770)

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.
(1)

Includes securities fair valued using methods determined in good faith by the Adviser and reviewed by the Investment Company Valuation Committee, in accordance with procedures adopted by the Board of Directors of the Investment Company.

	Fair Value Measurement Using Significant Unobservable Inputs (Level 3) for the Year Ended December 31, 2018
	Balance December 31, 2017(a)	Change in Unrealized Gains (Losses)	Transfers Into Level 3		Transfers Out of Level 3	Sales 2018(a)		Balance December 31, 2018(a)	Unrealized Gains/(Losses) of Level 3 Assets Held as of December 31, 2018 Included in Statements of Operations
All America Fund	$285,375	—	—		—	—	(b)	$285,375	$30,822
Small Cap Value Fund	$3,206,125	—	—		—	—		$3,206,125	$347,256
Small Cap Growth Fund	—	—	—		—	—	(b)	—	—
Small Cap Equity Index Fund	—	—	—	(c)	—	—		—	—

(a)

Includes securities fair valued using methods determined in good faith by the Adviser and reviewed by the Investment Company Valuation Committee, in accordance with procedures adopted by the Board of Directors of the Investment Company.

(b)	Level 3 security, Dyax Corp. — contingent value rights, with $0 fair value and unrealized gain (loss).
(c)	Lyondell Basell Industries — contingent value rights, with $0 fair value and unrealized gain (loss).

Security Valuation — Investment securities are carried at fair value as follows:

The Funds’ investments are fair valued as of the close of trading on the New York Stock Exchange (“Exchange”) on each day the Exchange is open for trading. The Exchange usually closes at 4:00 pm Eastern Time but sometimes closes earlier. The Board of Directors of the Investment Company (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to the Adviser. Pursuant to the Board’s delegation, the Adviser has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities. The valuation procedures permit the Funds to utilize independent pricing vendor services, quotations from market makers and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval and ratification at its next regularly scheduled quarterly meeting. For fiscal reporting year-end, securities were fair valued at the close of the last business day.

Exchange-traded equity securities are valued at the last reported sales price on the principal exchange on which the security is traded. If there is no trading volume for a particular valuation day, the last bid

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

price is used. For equity securities traded in the over-the-counter market, the security is valued at the last sale price, or if no sale, at the latest bid price available.

Short-term debt securities with a maturity of 60 days or less are valued at amortized cost, which approximates fair value for such securities.

Debt securities, including short-term debt securities maturing in excess of 60 days, are valued on the basis of prices obtained from an independent pricing source. The pricing source may utilize various pricing methodologies that incorporate both models (which consider factors such as yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds and trading characteristics) and dealer-supplied valuations to derive a valuation.

Temporary cash investments are amounts on deposit with financial institutions that are swept daily into an overnight investment and returned the next business day. Cash equivalents such as short-term temporary cash investments are valued at amortized cost.

In the rare instance when a price is not available from an independent pricing source or when prices may not reflect fair value, such as when the price provided by the pricing source is not based on a recent trade, a calculated fair value is used, as determined in good faith by the Adviser and reviewed by a Valuation Committee, in accordance with procedures adopted by the Board of Directors of the Investment Company.

Mutual of America Capital Management LLC (“the Adviser”) uses a market approach to calculate fair value for equity securities which are categorized as Level 3. The Adviser’s valuation is primarily based on information regarding the specific equity issuer, such as the last trade price, financial statements, the relationship of per-share book value to the last trade price, operating information and any corporate actions, such as dividends or returns of capital, that may have occurred since the last trade. The Adviser also considers industry-specific conditions and overall market conditions, to determine whether the last trade price reflects fair value or needs to be adjusted. Generally, absent any significant contrary indications, the last trade price will be used as the calculated fair value.

The Retirement Funds and the Allocation Funds value their investments in the underlying Funds of the Investment Company at their respective net asset values.

Investment Transactions — Investment transactions are accounted for as of the trade date. Realized gains and losses on the sale of short and long-term debt securities are computed on the basis of amortized cost at the time of sale. Realized gains and losses on the sale of equity securities are based on the identified cost basis of the security, determined on the first-in, first-out (“FIFO”) basis.

Futures Contracts — The Equity Index Fund, Mid-Cap Equity Index Fund and a portion of the All America Fund each maintain indexed asset portfolios which are subject to equity price risk. In order to remain more fully invested in the equity markets while minimizing transaction costs, the funds purchase stock index futures contracts. These purchases of futures contracts allow the funds to invest available cash to attempt to efficiently and cost effectively keep the funds fully invested on a daily basis in an attempt to minimize deviation from the performance of the indices. An initial cash margin deposit (represented by cash or Treasury bills) is made upon entering into a futures contract and serves as collateral for the contract. This initial margin, maintained in a segregated account, is equal to approximately 5%-6% of the contract amount, and does not involve the borrowing of funds to finance the transaction. During the period the futures contract is outstanding, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each trading day. The accumulated unrealized appreciation or depreciation on the contract is included in Total Distributable Earnings (Loss) in the Components of Net Assets section of the Statements of Assets and Liabilities. Futures contracts are valued at the settlement price established each day by the exchange on which traded. Depending upon whether unrealized appreciation or depreciation are incurred, variation margin payments are received or made daily. The net change in unrealized appreciation or depreciation of futures contracts is recorded in the Statements of Operations. When the contract is closed, a realized gain or loss from futures transactions is recorded in the Statements of Operations, equal to the net variation margin received or paid over the period the contract was outstanding.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

The “Underlying Face Amount at Value” (appearing in the “Footnotes to Portfolios of Investments in Securities”) representing the aggregate of outstanding contractual amounts under futures contracts reflects the extent of a Fund’s exposure to off-balance sheet risk. The use of futures transactions involves the risk of imperfect correlation in the price movements of the contract and the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The following table presents the financial statement impacts resulting from the funds’ use of futures contracts at their fair values as of December 31, 2018 and for the year ended December 31, 2018:

Derivatives not accounted for as hedging instruments	Risk Type	Location on Statements of Assets and Liabilities	Equity Index Fund	All America Fund	Mid-Cap Equity Index Fund
Futures Contracts	Equity	Total Distributable Earnings (Loss)	$(3,162,330)	$(99,293)	$(1,815,770)

Derivatives not accounted for as hedging instruments	Risk Type	Location on Statements of Operations	All America Fund	Equity Index Fund	Mid-Cap Equity Index Fund
Futures Contracts	Equity	Net realized gain (loss) on Futures contracts	$(4,062,277)	$(93,710)	$(4,074,125)

Futures Contracts	Equity	Change in net unrealized appreciation (depreciation) of Futures contracts	$(3,679,425)	$(191,272)	$(2,041,192)

During the year ended December 31, 2018, the Equity Index Fund, Mid-Cap Equity Index Fund and the All America Fund held futures contracts with average notional amounts of $89,587,957, $59,328,288 and $4,853,246, respectively.

Warrants — A warrant is an option to purchase common stock of an issuer and is issued in conjunction with another security, such as a debt obligation. A warrant specifies the price at which the holder may purchase shares of common stock and usually expires after a period of time. A warrant holder generally may pay cash for the common stock to be purchased or may surrender the principal amount of the related debt security the warrant holder owns equal to the purchase price for the stock.

The common stock underlying a warrant may not increase in value after the date the warrant was issued, or may not increase up to the warrant exercise price. In this case, the warrant generally would have little value and could expire unexercised.

Retirement Funds — Each of the Retirement Funds invests in equity (stock) funds and fixed income (bond) funds and targets different percentages to these asset classes. The targets reflect varying emphases on achieving capital appreciation and gains versus preserving capital and producing income, depending on the specific Fund’s time horizon.

The Retirement Funds target their investments in the following underlying funds of the Investment Company in accordance with the percentage allocations noted (unaudited):

	Equity Index Fund	Mid-Cap Equity Index Fund	Small Cap Growth Fund	Small Cap Value Fund	International Fund	Bond Fund	Mid-Term Bond Fund	Money Market Fund
Retirement Income Fund	20%	5%	—	—	—	30%	30%	15%
2010 Retirement Fund	20%	7%	—	—	3%	30%	30%	10%
2015 Retirement Fund	25%	8%	1%	1%	5%	30%	25%	5%
2020 Retirement Fund	28%	10%	2%	2%	8%	28%	22%	—
2025 Retirement Fund	31%	12%	4%	4%	10%	25%	14%	—
2030 Retirement Fund	33%	17%	5%	5%	12%	22%	6%	—
2035 Retirement Fund	35%	20%	6%	6%	14%	19%	—	—
2040 Retirement Fund	35%	20%	7%	7%	16%	15%	—	—
2045 Retirement Fund	34%	21%	8%	8%	16%	13%	—	—
2050 Retirement Fund	32%	21%	9%	9%	18%	11%	—	—
2055 Retirement Fund	31%	22%	10%	10%	18%	9%	—	—

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Generally, rebalancing of the Retirement Funds’ holdings is performed on a periodic basis and the mix of underlying Funds is reviewed annually.

Allocation Funds — The Allocation Funds target their investments in the following underlying Funds of the Investment Company in accordance with the percentage allocations noted (unaudited):

	Equity Index Fund	Mid-Cap Equity Index Fund	Small Cap Growth Fund	Small Cap Value Fund	International Fund	Bond Fund	Mid-Term Bond Fund
Conservative Allocation	25%	5%	—	—	5%	30%	35%
Moderate Allocation	35%	15%	—	—	10%	25%	15%
Aggressive Allocation	35%	20%	5%	5%	15%	20%	—

Generally, rebalancing of the Allocation Funds’ holdings is performed on a periodic basis.

Change in Target Investments — During the year, the Retirement Funds listed below had changes to their target investments. Overall increases (decreases) to the target percentages were as follows (unaudited):

	Equity Index Fund		Mid-Cap Equity Index Fund		Small Cap Growth Fund	Small Cap Value Fund	International Fund	Bond Fund	Mid-Term Bond Fund		Money Market Fund
Retirement Income Fund	—		—		—	—	—	—	(5%	)	5%
2010 Retirement Fund	(2%	)	—		—	—	—	3%	(5%	)	4%
2015 Retirement Fund	(1%	)	—		—	—	—	4%	(5%	)	2%
2020 Retirement Fund	(1%	)	—		—	—	—	2%	(1%	)	—
2025 Retirement Fund	(1%	)	—		—	—	—	—	1%		—
2030 Retirement Fund	(1%	)	—		—	—	—	—	1%		—
2035 Retirement Fund	(1%	)	(1%	)	—	—	1%	1%	—		—
2040 Retirement Fund	(1%	)	(1%	)	—	—	2%	—	—		—
2045 Retirement Fund	(1%	)	(1%	)	—	—	1%	1%	—		—
2050 Retirement Fund	(2%	)	(1%	)	—	—	2%	1%	—		—
2055 Retirement Fund	(1%	)	—		—	—	1%	—	—		—

Investment Income — Interest income, accretion of discount and amortization of premium are recorded daily on an accrual basis using the effective interest method. A debt obligation may cease accrual of income and result in a reduction to interest income when the collection of all or a portion of current and past due interest is in doubt. Dividend income is recorded on the ex-dividend date. Foreign source tax withheld from dividends is recorded as a reduction from dividend income. Should reclamation efforts succeed, such amounts are recorded as income upon collection.

Distributions to Shareholders (“Dividends”) — Distributions to shareholders are recorded on the ex-dividend date and are made at least annually. It is the Investment Company’s policy to make distributions of its net investment income and net realized gains, if any, in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Accordingly, periodic reclassifications (which do not impact the funds’ net asset values) are made within the funds’ capital accounts to reflect income and gains available for distribution under Federal income tax regulations.

Federal Income Taxes — Each Fund in the Investment Company intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

GAAP requires the evaluation of tax positions taken in the course of preparing a fund’s tax return to determine whether it is “more-likely-than-not” that tax positions taken in the fund’s tax return will be ultimately sustained, and, if not, a tax liability and expense is recorded.

As of December 31, 2018, management has evaluated the tax positions taken on the Funds’ filed tax returns for all open tax years and has concluded that no tax provision is required in any of the Funds’ financial statements. Each Fund’s federal and state income, franchise and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of December 31, 2018, the Bond and Mid-Term Bond Funds had a capital loss carry forward of $1,414,738 and $1,155,406, respectively, to offset any future net realized capital gains generated after December 31, 2018.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

2.	EXPENSES

The Small Cap Equity Index Fund recognized post-October 2018 capital losses of $40,668, which were deferred for income tax purposes to the first day of the following year.

The Investment Company has an Investment Advisory Agreement with Mutual of America Capital Management LLC (“the Adviser”), an indirect wholly-owned subsidiary of Mutual of America Life. For providing investment management services to each of the Funds of the Investment Company, the Adviser receives a fee, calculated as a daily charge of the value of the net assets of each fund, at the following annual rates:

Fund	Annual Investment Management Fee
Retirement Funds	.05%
Equity Index, Mid-Cap Equity Index, Small Cap Equity Index, International Funds	.075%
Money Market Fund	.15%
Bond Fund	.39%
All America, Composite, Mid-Term Bond Funds	.40%
Mid Cap Value Fund	.55%
Small Cap Value, Small Cap Growth Funds	.75%

The Retirement and Allocation Funds incur direct investment management expenses of .05% and .00%, respectively. Shareholders in the Allocation and Retirement Funds indirectly bear their pro-rata share of the investment management fees incurred by the underlying funds in which they invest. Through December 31, 2014, they also did not incur operating expenses other than those included in each of the underlying funds in which they invest. Commencing January 1, 2015, the expense allocation methodology was modified such that certain non-advisory operating expenses that can be attributed only to the Retirement and Allocation Funds are now charged directly to those Funds. During 2017, Mutual of America reimbursed the applicable funds $492,285 to reflect the change in the operating expense allocation methodology.

Effective January 1, 2015, the Investment Company and the Adviser entered into an agreement under which the Adviser agrees to reimburse the direct non-advisory operating expenses of any Allocation or Retirement Fund (each a “Fund of Funds”) that has less than $50 million in average daily net assets for the prior calendar year. This agreement remains in effect through April 30, 2019 and continues into successive 12 month periods ending April 30 unless i) The Fund of Funds has at least $50 million in average daily net assets for the prior calendar year, ii) the Investment Company gives not less than 30 days written notice to the Adviser, or iii) the Adviser gives 45 days advance notice to the Investment Company before the next May 1 of a given year to terminate the agreement. In that case, the agreement will terminate on the next May 1 following the written notice.

Effective July 2, 2018, the Investment Company and the Adviser entered into an agreement under which the Adviser agrees to reimburse the non-advisory operating expenses of the Small Cap Equity Index Fund to the extent that such operating expenses exceed 0.07% of net assets. This agreement remains in effect through April 30, 2021 and continues into successive 12 month periods ending April 30 unless i) the Investment Company gives not less than 30 days written notice to the Adviser, or ii) the Adviser gives 45 days advance notice to the Investment Company before the next May 1 of a given year to terminate the agreement. In that case, the agreement will terminate on the next May 1 following the written notice.

3.	INVESTMENTS

The cost of investment purchases and proceeds from sales of investments, excluding short-term securities and futures contracts, for the year ended December 31, 2018, were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Small Cap Equity Index Fund
Cost of investment purchases	$223,011,762	$53,298,162	$142,630,390	$326,285,428	$32,433,234

Proceeds from sales of investments	$94,435,137	$73,229,357	$139,028,093	$340,971,258	$11,543,591

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

3.	INVESTMENTS (CONTINUED)

	Mid Cap Value Fund	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund
Cost of investment purchases	$10,121,848	$313,138,706	$61,160,479	$68,164,221	$26,627,559

Proceeds from sales of investments	$20,199,528	$282,065,283	$—	$73,277,293	$22,136,363

	2010 Retirement Fund	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund
Cost of investment purchases	$5,693,536	$22,018,832	$88,529,552	$140,673,455	$140,766,514

Proceeds from sales of investments	$6,103,962	$29,458,097	$57,556,518	$48,348,609	$30,858,270

	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	2055 Retirement Fund
Cost of investment purchases	$110,461,188	$86,789,540	$79,428,848	$77,248,641	$48,056,868

Proceeds from sales of investments	$20,503,763	$11,072,679	$16,664,900	$6,379,554	$1,841,988

	2060 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Money Market Fund
Cost of investment purchases	$4,511,391	$19,350,541	$43,119,284	$28,196,875	$—

Proceeds from sales of investments	$111,388	$18,147,028	$37,536,085	$27,259,331	$—

	Mid-Term Bond Fund	Bond Fund
Cost of investment purchases	$150,684,502	$248,032,407

Proceeds from sales of investments	$113,014,371	$136,772,690

The cost of short-term security purchases for the Money Market Fund for the year ended December 31, 2018, was $1,085,196,906; proceeds from sales for the same period were $948,708,703.

The components of net unrealized appreciation (depreciation) of investments for federal income tax purposes and the cost of investments for federal income tax purposes at December 31, 2018 for each of the funds were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Small Cap Equity Index Fund
Unrealized Appreciation	$980,243,857	$72,119,426	$63,470,587	$68,299,313	$282,391
Unrealized Depreciation	(107,700,820)	(22,999,417)	(56,899,261)	(67,213,255)	(3,939,287)

Net	$872,543,037	$49,120,009	$6,571,326	$1,086,058	$(3,656,896)

Tax Cost of Investments	$1,750,551,729	$219,274,064	$425,143,348	$485,408,462	$20,830,225

	Mid Cap Value Fund	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund
Unrealized Appreciation	$14,293,400	$239,343,394	$5,600,474	$16,913,137	$696,921
Unrealized Depreciation	(7,358,833)	(150,302,106)	(26,761,508)	(8,441,811)	(2,832,356)

Net	$6,934,567	$89,041,288	$(21,161,034)	$8,471,326	$(2,135,435)

Tax Cost of Investments	$73,122,636	$1,190,683,574	$531,775,279	$163,266,710	$103,566,986

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

3.	INVESTMENTS (CONTINUED)

	2010 Retirement Fund	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund
Unrealized Appreciation	$307,398	$5,020,625	$19,175,980	$28,637,851	$26,057,025
Unrealized Depreciation	(779,261)	(4,332,547)	(16,186,509)	(24,240,939)	(21,540,007)

Net	$(471,863)	$688,078	$2,989,471	$4,396,912	$4,517,018

Tax Cost of Investments	$24,465,687	$137,770,954	$512,202,226	$705,446,590	$612,596,954

	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	2055 Retirement Fund
Unrealized Appreciation	$24,479,609	$21,925,291	$27,096,893	$4,042,605	$0
Unrealized Depreciation	(18,465,536)	(15,684,616)	(14,189,496)	(19,067,645)	(8,883,692)

Net	$6,014,073	$6,240,675	$12,907,397	$(15,025,040)	$(8,883,692)

Tax Cost of Investments	$503,434,857	$406,420,689	$425,207,561	$300,315,933	$79,179,997

	2060 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Money Market Fund
Unrealized Appreciation	$3,260	$2,682,576	$27,006,030	$27,885,274	$50
Unrealized Depreciation	(358,911)	(5,389,868)	(8,746,396)	(6,793,857)	0

Net	$(355,651)	$(2,707,292)	$18,259,634	$21,091,417	$50

Tax Cost of Investments	$4,401,039	$152,647,920	$352,878,525	$250,285,780	$209,741,558

	Mid-Term Bond Fund	Bond Fund
Unrealized Appreciation	$1,142,594	$9,013,722
Unrealized Depreciation	(10,811,235)	(27,788,679)

Net	$(9,668,641)	$(18,774,957)

Tax Cost of Investments	$592,736,532	$1,355,096,726

Differences between amounts reflected in the Statements of Assets and Liabilities and those computed for federal income tax purposes arise primarily from federal income tax treatment of wash sales, REITs, partnerships, corporate actions and futures contracts.

Investments in affiliated investment companies during the year or period ended December 31, 2018 were as follows:

Affiliated Investment Company	Value as of December 31, 2017	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of December 31, 2018	Dividends	Realized Gain, Distributions
Retirement Income Fund
Bond Fund	$30,339,830	$6,950,246	$(181,095)	$(579,890)	$(5,178,733)	$31,350,358	$811,595	$—
Equity Index Fund	22,985,867	4,650,289	1,091,553	(2,869,403)	(4,977,730)	20,880,576	353,109	497,391
Mid-Cap Equity Index Fund	5,830,114	1,357,192	124,874	(1,105,955)	(1,379,854)	4,826,371	73,403	333,842
Mid-Term Bond Fund	33,475,294	7,303,522	(331,526)	(178,823)	(8,872,629)	31,395,838	647,780	6,112
Money Market Fund	8,188,254	6,366,310	21,949	129,312	(1,727,417)	12,978,408	31,462	—

Total	$100,819,359	$26,627,559	$725,755	$(4,604,759)	$(22,136,363)	$101,431,551	$1,917,349	$837,345

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

3.	INVESTMENTS (CONTINUED)

Affiliated Investment Company	Value as of December 31, 2017	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of December 31, 2018	Dividends	Realized Gain, Distributions
2010 Retirement Fund
Bond Fund	$6,293,782	$1,981,340	$(36,546)	$(125,353)	$(1,147,668)	$6,965,555	$181,823	$—
Equity Index Fund	6,550,388	806,401	448,823	(869,869)	(1,764,673)	5,171,070	89,599	126,210
International Fund	1,197,602	101,497	56,338	(183,922)	(515,030)	656,485	16,361	—
Mid-Cap Equity Index Fund	2,171,404	342,279	57,498	(395,701)	(491,928)	1,683,552	25,888	117,741
Mid-Term Bond Fund	8,104,006	1,060,695	(71,428)	(50,245)	(1,843,377)	7,199,651	150,366	1,419
Money Market Fund	1,232,370	1,401,324	4,793	20,310	(341,286)	2,317,511	5,436	—

Total	$25,549,552	$5,693,536	$459,478	$(1,604,780)	$(6,103,962)	$23,993,824	$469,473	$245,370

2015 Retirement Fund
Bond Fund	$37,037,812	$9,379,078	$(183,370)	$(776,829)	$(6,225,294)	$39,231,397	$1,058,729	$—
Equity Index Fund	46,082,119	4,027,196	3,923,947	(7,187,219)	(8,825,593)	38,020,450	668,105	941,097
International Fund	8,043,404	607,918	275,339	(1,243,944)	(2,635,602)	5,047,115	130,781	1
Mid-Cap Equity Index Fund	15,563,312	1,940,434	490,848	(3,260,594)	(1,753,432)	12,980,568	205,230	933,402
Mid-Term Bond Fund	40,513,841	3,305,945	(302,389)	(314,238)	(8,332,649)	34,870,510	751,616	7,091
Money Market Fund	4,430,605	2,342,116	10,399	63,362	(920,858)	5,925,624	14,559	—
Small Cap Growth Fund	1,702,980	196,099	18,948	(277,475)	(446,838)	1,193,714	149	100,522
Small Cap Value Fund	1,613,834	220,046	18,960	(345,355)	(317,831)	1,189,654	20,083	104,536

Total	$154,987,907	$22,018,832	$4,252,682	$(13,342,292)	$(29,458,097)	$138,459,032	$2,849,252	$2,086,649

2020 Retirement Fund
Bond Fund	$118,913,434	$32,949,432	$(7,470)	$(3,073,424)	$(9,937,384)	$138,844,588	$3,593,193	$—
Equity Index Fund	176,011,895	20,224,469	10,128,631	(24,213,870)	(20,739,625)	161,411,500	2,768,944	3,900,352
International Fund	43,021,626	4,638,369	2,314,420	(8,229,033)	(9,065,417)	32,679,965	812,026	5
Mid-Cap Equity Index Fund	62,319,639	9,303,196	2,811,780	(13,791,786)	(7,658,312)	52,984,517	814,746	3,705,525
Mid-Term Bond Fund	101,199,848	17,650,982	(502,455)	(1,117,543)	(8,201,938)	109,028,894	2,262,806	21,349
Small Cap Growth Fund	11,353,121	1,783,143	149,612	(2,402,236)	(748,005)	10,135,635	1,227	825,332
Small Cap Value Fund	12,036,520	1,979,961	299,982	(3,004,028)	(1,205,837)	10,106,598	164,923	858,453

Total	$524,856,083	$88,529,552	$15,194,500	$(55,831,920)	$(57,556,518)	$515,191,697	$10,417,865	$9,311,016

2025 Retirement Fund
Bond Fund	$146,500,156	$34,473,569	$127,310	$(3,809,214)	$(5,577,258)	$171,714,563	$4,319,136	$—
Equity Index Fund	249,251,940	36,629,310	8,805,708	(30,861,469)	(17,902,266)	245,923,223	4,120,123	5,803,632
International Fund	67,889,586	9,949,372	1,868,905	(12,351,860)	(7,727,328)	59,628,675	1,437,418	8
Mid-Cap Equity Index Fund	100,481,819	17,577,905	4,243,942	(22,461,173)	(11,470,375)	88,372,118	1,327,230	6,036,340
Mid-Term Bond Fund	66,171,743	30,092,416	(149,814)	(979,416)	(3,002,442)	92,132,487	1,840,439	17,364
Small Cap Growth Fund	27,616,588	6,062,567	164,324	(6,140,594)	(892,361)	26,810,524	3,160	2,126,027
Small Cap Value Fund	27,825,050	5,888,316	529,873	(7,204,748)	(1,776,579)	25,261,912	400,235	2,083,302

Total	$685,736,882	$140,673,455	$15,590,248	$(83,808,474)	$(48,348,609)	$709,843,502	$13,447,741	$16,066,673

2030 Retirement Fund
Bond Fund	$109,699,118	$30,894,247	$269	$(2,759,133)	$(3,707,281)	$134,127,220	$3,346,679	$—
Equity Index Fund	219,706,306	41,954,202	6,011,151	(26,620,639)	(12,352,905)	228,698,115	3,786,659	5,333,912
International Fund	66,925,076	13,367,898	920,663	(12,054,503)	(4,232,627)	64,926,507	1,542,658	9
Mid-Cap Equity Index Fund	108,013,752	25,498,587	1,963,058	(24,084,042)	(4,867,871)	106,523,484	1,576,435	7,169,741
Mid-Term Bond Fund	12,530,973	14,196,862	(32,458)	(193,037)	(922,392)	25,579,948	455,180	4,294
Small Cap Growth Fund	30,519,999	7,219,469	516,551	(6,906,487)	(2,053,416)	29,296,116	3,402	2,288,888
Small Cap Value Fund	30,315,700	7,635,249	893,114	(8,159,703)	(2,721,778)	27,962,582	436,420	2,271,649

Total	$577,710,924	$140,766,514	$10,272,348	$(80,777,544)	$(30,858,270)	$617,113,972	$11,147,433	$17,068,493

2035 Retirement Fund
Bond Fund	$70,480,300	$22,942,556	$3,559	$(1,749,660)	$(2,334,028)	$89,342,727	$2,140,159	$—
Equity Index Fund	192,847,537	35,456,866	4,835,116	(22,950,011)	(9,798,526)	200,390,982	3,301,848	4,651,006
International Fund	58,402,327	13,628,050	329,444	(10,373,091)	(1,696,951)	60,289,779	1,399,010	8
Mid-Cap Equity Index Fund	104,088,009	24,118,300	1,918,998	(23,019,545)	(4,884,266)	102,221,496	1,497,278	6,809,728
Small Cap Growth Fund	29,357,883	6,948,673	183,444	(6,568,765)	(764,491)	29,156,744	3,353	2,255,891
Small Cap Value Fund	28,998,455	7,366,743	396,956	(7,689,451)	(1,025,501)	28,047,202	433,453	2,256,204

Total	$484,174,511	$110,461,188	$7,667,517	$(72,350,523)	$(20,503,763)	$509,448,930	$8,775,101	$15,972,837

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

3.	INVESTMENTS (CONTINUED)

Affiliated Investment Company	Value as of December 31, 2017	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of December 31, 2018	Dividends	Realized Gain, Distributions
2040 Retirement Fund
Bond Fund	$47,746,145	$11,094,960	$46,764	$(1,206,124)	$(1,486,405)	$56,195,340	$1,369,676	$—
Equity Index Fund	151,696,748	28,077,155	2,446,799	(16,940,063)	(4,535,391)	160,745,248	2,637,811	3,715,639
International Fund	52,895,238	13,809,034	242,764	(9,636,496)	(944,768)	56,365,772	1,313,485	8
Mid-Cap Equity Index Fund	83,373,933	19,223,015	994,542	(18,074,013)	(3,027,821)	82,489,656	1,212,060	5,512,535
Small Cap Growth Fund	28,812,042	6,522,888	158,033	(6,410,680)	(622,564)	28,459,719	3,291	2,214,465
Small Cap Value Fund	28,266,008	8,062,488	123,534	(7,590,671)	(455,730)	28,405,629	442,601	2,303,822

Total	$392,790,114	$86,789,540	$4,012,436	$(59,858,047)	$(11,072,679)	$412,661,364	$6,978,924	$13,746,469

2045 Retirement Fund
Bond Fund	$43,466,532	$9,635,822	$30,987	$(1,106,508)	$(1,641,200)	$50,385,633	$1,257,968	$—
Equity Index Fund	161,362,300	25,551,569	3,048,333	(18,016,756)	(5,627,603)	166,317,843	2,760,690	3,888,727
International Fund	62,024,178	10,751,471	492,249	(10,664,068)	(2,249,823)	60,354,007	1,417,830	8
Mid-Cap Equity Index Fund	98,067,970	19,008,206	1,949,892	(21,333,036)	(4,505,815)	93,187,217	1,387,509	6,310,490
Small Cap Growth Fund	36,630,139	6,965,605	444,241	(8,026,628)	(1,567,539)	34,445,818	4,034	2,714,255
Small Cap Value Fund	35,802,149	7,516,175	308,735	(9,129,699)	(1,072,920)	33,424,440	526,794	2,742,064

Total	$437,353,268	$79,428,848	$6,274,437	$(68,276,695)	$(16,664,900)	$438,114,958	$7,354,825	$15,655,544

2050 Retirement Fund
Bond Fund	$21,096,062	$7,024,104	$5,179	$(516,403)	$(713,767)	$26,895,175	$643,034	$—
Equity Index Fund	90,435,215	23,550,173	865,432	(10,214,802)	(2,751,411)	101,884,607	1,643,251	2,314,692
International Fund	40,105,630	13,416,804	89,293	(7,593,594)	(649,400)	45,368,733	1,034,855	6
Mid-Cap Equity Index Fund	57,372,700	17,670,956	302,601	(12,941,658)	(1,569,872)	60,834,727	879,416	3,999,650
Small Cap Growth Fund	24,053,358	7,757,192	(12,428)	(5,686,498)	(347,552)	25,764,072	2,931	1,972,446
Small Cap Value Fund	23,436,382	7,829,412	(6,843)	(6,367,820)	(347,552)	24,543,579	374,686	1,950,311

Total	$256,499,347	$77,248,641	$1,243,234	$(43,320,775)	$(6,379,554)	$285,290,893	$4,578,173	$10,237,105

2055 Retirement Fund
Bond Fund	$2,803,233	$4,135,870	$(1,584)	$(65,557)	$(128,002)	$6,743,960	$139,632	$—
Equity Index Fund	11,211,191	15,044,506	80,326	(2,429,063)	(524,850)	23,382,110	325,082	457,912
International Fund	5,795,381	8,162,697	69,634	(1,828,626)	(416,513)	11,782,573	226,611	1
Mid-Cap Equity Index Fund	7,633,789	10,873,738	26,217	(3,098,022)	(292,886)	15,142,836	186,509	848,259
Small Cap Growth Fund	3,473,580	4,868,833	54,848	(1,465,890)	(313,322)	6,618,049	636	427,932
Small Cap Value Fund	3,392,424	4,971,224	3,032	(1,573,488)	(166,415)	6,626,777	85,567	445,392

Total	$34,309,598	$48,056,868	$232,473	$(10,460,646)	$(1,841,988)	$70,296,305	$964,037	$2,179,496

2060 Retirement Fund†
Bond Fund	$—	$314,637	$(220)	$3,260	$(7,797)	$309,880	$1,377	$—
Equity Index Fund	—	1,350,687	898	(101,623)	(33,417)	1,216,545	3,380	4,762
International Fund	—	898,324	(144)	(52,543)	(22,278)	823,359	3,295	—
Mid-Cap Equity Index Fund	—	1,041,471	(1,069)	(108,409)	(25,619)	906,374	2,197	9,991
Small Cap Growth Fund	—	452,507	(279)	(48,662)	(11,138)	392,428	7	4,984
Small Cap Value Fund	—	453,765	(855)	(44,969)	(11,139)	396,802	1,007	5,243

Total	$—	$4,511,391	$(1,669)	$(352,946)	$(111,388)	$4,045,388	$11,263	$24,980

Conservative Allocation Fund
Bond Fund	$46,426,379	$6,240,585	$(172,078)	$(991,675)	$(4,719,591)	$46,783,620	$1,249,700	$—
Equity Index Fund	40,057,603	4,556,263	2,461,402	(5,592,952)	(5,938,977)	35,543,339	617,837	870,290
International Fund	7,886,500	782,601	19,383	(1,215,537)	(864,726)	6,608,221	168,973	1
Mid-Cap Equity Index Fund	8,042,996	1,198,460	163,086	(1,592,778)	(1,117,545)	6,694,219	105,412	479,421
Mid-Term Bond Fund	54,104,613	6,572,632	(283,429)	(576,398)	(5,506,189)	54,311,229	1,160,357	10,947

Total	$156,518,091	$19,350,541	$2,188,364	$(9,969,340)	$(18,147,028)	$149,940,628	$3,302,279	$1,360,659

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

3.	INVESTMENTS (CONTINUED)

Affiliated Investment Company	Value as of December 31, 2017	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of December 31, 2018	Dividends	Realized Gain, Distributions
Moderate Allocation Fund
Bond Fund	$97,348,198	$12,398,134	$236,873	$(2,657,158)	$(7,747,659)	$99,578,388	$2,645,625	$—
Equity Index Fund	141,098,993	13,009,879	8,453,475	(19,679,738)	(15,799,584)	127,083,025	2,198,991	3,097,513
International Fund	39,684,483	3,271,950	37,743	(6,138,619)	(3,099,063)	33,756,494	858,405	5
Mid-Cap Equity Index Fund	60,709,968	7,765,591	2,165,788	(13,128,605)	(6,241,183)	51,271,559	803,857	3,656,002
Mid-Term Bond Fund	58,343,848	6,673,730	(218,006)	(702,283)	(4,648,596)	59,448,693	1,263,307	11,919

Total	$397,185,490	$43,119,284	$10,675,873	$(42,306,403)	$(37,536,085)	$371,138,159	$7,770,185	$6,765,439

Aggressive Allocation Fund
Bond Fund	$59,307,942	$6,883,199	$235,775	$(1,708,085)	$(4,624,266)	$60,094,565	$1,598,389	$—
Equity Index Fund	107,468,506	7,716,850	6,044,232	(14,401,859)	(10,868,808)	95,958,921	1,660,258	2,338,651
International Fund	45,332,189	3,227,278	125,703	(6,995,989)	(3,468,197)	38,220,984	972,436	6
Mid-Cap Equity Index Fund	61,654,972	6,614,442	2,775,287	(13,739,691)	(5,669,930)	51,635,080	809,273	3,680,631
Small Cap Growth Fund	15,366,937	1,582,424	587,173	(3,426,981)	(1,472,064)	12,637,489	1,560	1,049,730
Small Cap Value Fund	15,320,137	2,172,682	659,153	(4,165,748)	(1,156,066)	12,830,158	213,570	1,111,673

Total	$304,450,683	$28,196,875	$10,427,323	$(44,438,353)	$(27,259,331)	$271,377,197	$5,255,486	$8,180,691

†	Fund commenced operations on July 2, 2018.

4.	CAPITAL SHARE ACTIVITY

The Investment Company has registered an indefinite number of its capital shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. On February 22, 2018, the Board of Directors increased the number of authorized shares from 10.75 billion to 14.75 billion. Also, on January 16, 2018, February 22, 2018 and November 8, 2018, the Board of Directors of the Investment Company changed the number of authorized shares for the Funds as indicated by the following table. As a result of these actions, there remained 1,640,000,000 unallocated shares as of December 31, 2018.

	Authorized No. of Shares
	Previous Allocation	Allocation Increase/ (Decrease)	Total Shares Allocated
Equity Index Fund	800,000,000	100,000,000	900,000,000
All America Fund	200,000,000	—	200,000,000
Small Cap Value Fund	325,000,000	100,000,000	425,000,000
Small Cap Growth Fund	470,000,000	100,000,000	570,000,000
Small Cap Equity Index Fund**	100,000,000	100,000,000	200,000,000
Mid Cap Value Fund	100,000,000	—	100,000,000
Mid-Cap Equity Index Fund	750,000,000	100,000,000	850,000,000
International Fund	725,000,000	250,000,000	975,000,000
Composite Fund	150,000,000	—	150,000,000
Retirement Income Fund	95,000,000	125,000,000	220,000,000
2010 Retirement Fund	50,000,000	—	50,000,000
2015 Retirement Fund	200,000,000	—	200,000,000
2020 Retirement Fund	515,000,000	150,000,000	665,000,000
2025 Retirement Fund	625,000,000	300,000,000	925,000,000
2030 Retirement Fund	515,000,000	300,000,000	815,000,000
2035 Retirement Fund	445,000,000	300,000,000	745,000,000
2040 Retirement Fund	385,000,000	200,000,000	585,000,000
2045 Retirement Fund	425,000,000	100,000,000	525,000,000
2050 Retirement Fund	270,000,000	100,000,000	370,000,000
2055 Retirement Fund	100,000,000	100,000,000	200,000,000
2060 Retirement Fund**	100,000,000	—	100,000,000

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

4.	CAPITAL SHARE ACTIVITY (CONTINUED)

	Authorized No. of Shares
	Previous Allocation	Allocation Increase/ (Decrease)	Total Shares Allocated
Conservative Allocation Fund	165,000,000	—	165,000,000
Moderate Allocation Fund	320,000,000	—	320,000,000
Aggressive Allocation Fund	215,000,000	—	215,000,000
Money Market Fund	125,000,000	300,000,000	425,000,000
Mid-Term Bond Fund	540,000,000	250,000,000	790,000,000
Bond Fund	925,000,000	500,000,000	1,425,000,000

Sub-Total	9,635,000,000	3,475,000,000	13,110,000,000
Shares to be allocated at the discretion of the Board of Directors	1,115,000,000	525,000,000	1,640,000,000

Total	10,750,000,000	4,000,000,000	14,750,000,000

**	Fund commenced operations on July 2, 2018.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION

On August 28, 2018 and August 30, 2018, required distributions of net investment income and, as applicable, net realized gains relating to 2017 were declared and paid for all applicable funds in accordance with Internal Revenue Code Section 855(a). No such distributions were required for the Small Cap Equity Index Fund and the 2060 Retirement Fund.

On December 27, 2018, required dividend distribution from net investment income was declared and paid for the Small Cap Equity Index Fund.

The Funds of Mutual of America Investment Corporation intend to declare and pay their respective tax year 2018 investment company taxable income and capital gains in 2019 in accordance with Internal Revenue Section 855(a).

Pursuant to shareholders’ instructions, substantially all dividend distributions throughout 2018 and 2017 were immediately reinvested into their respective funds. The tax character of the distributions paid during 2018 and 2017 were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Small Cap Equity Index Fund
Ordinary Income (a)
2018	$50,954,024	$6,759,221	$7,840,591	$3,494,643	$136,423
2017	$42,045,361	$5,437,103	$6,398,744	$1,099,348	$0
Long-Term Capital Gains
2018	$56,058,789	$13,677,187	$35,888,408	$36,222,538	$0
2017	$42,736,188	$35,345,294	$18,741,699	$16,488,137	$0
Return of Capital
2018	$0	$0	$0	$0	$965
2017	$0	$0	$0	$0	$0

	Mid Cap Value Fund	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Fund
Ordinary Income (a)
2018	$2,211,470	$23,927,995	$12,148,302	$7,731,743	$1,751,326
2017	$1,059,046	$18,442,754	$9,884,641	$4,300,467	$1,539,981
Long-Term Capital Gains
2018	$6,713,062	$85,503,007	$0	$10,415,744	$1,339,242
2017	$4,282,390	$74,952,994	$1,196,804	$20,996,479	$1,379,154

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION (CONTINUED)

	2010 Retirement Fund	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund
Ordinary Income (a)
2018	$490,991	$2,885,898	$9,311,834	$11,340,011	$9,023,183
2017	$543,546	$3,028,463	$7,891,832	$8,443,812	$6,471,545
Long-Term Capital Gains
2018	$1,055,110	$6,098,811	$14,464,758	$23,373,515	$19,726,249
2017	$1,150,822	$6,504,889	$15,006,151	$17,549,626	$16,402,087

	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	2055 Retirement Fund
Ordinary Income (a)
2018	$7,120,325	$5,677,938	$6,218,541	$3,442,823	$366,872
2017	$5,090,035	$3,936,958	$4,492,530	$1,952,198	$0
Long-Term Capital Gains
2018	$16,266,812	$12,891,559	$15,787,067	$6,634,382	$542,019
2017	$14,165,396	$12,664,502	$13,839,470	$5,127,131	$0

	2060 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Money Market Fund
Ordinary Income (a)
2018	$0	$3,300,748	$7,438,128	$5,093,663	$462,689
2017	$0	$3,053,002	$6,887,282	$4,432,394	$83,111
Long-Term Capital Gains
2018	$0	$6,677,611	$20,403,614	$16,696,924	$0
2017	$0	$2,676,902	$10,932,002	$15,484,011	$0

	Mid-Term Bond Fund	Bond Fund
Ordinary Income (a)
2018	$12,347,782	$34,954,410
2017	$11,719,948	$33,167,639
Long-Term Capital Gains
2018	$77,266	$0
2017	$543,647	$1,805,293

Notes:

(a)	Includes distributions from Fund-level net short-term capital gains.

Undistributed net income and gains (losses) — As of December 31, 2018, undistributed net income and undistributed accumulated gain (loss) for federal income tax purposes were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Small Cap Equity Index Fund
Accumulated undistributed net investment income	$50,850,232	$3,657,100	$3,820,412	$481,365	$0
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$56,268,707	$19,829,313	$28,309,448	$46,832,820	$0
Net unrealized appreciation (depreciation) of investments and futures contracts	$872,543,037	$49,120,009	$6,571,326	$1,086,058	$(3,656,896)

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION (CONTINUED)

	Mid Cap Value Fund	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund
Accumulated undistributed net investment income	$1,254,159	$23,217,928	$14,819,838	$4,065,113	$1,908,444
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$2,198,197	$95,956,124	$0	$8,160,776	$1,926,004
Net unrealized appreciation (depreciation) of investments and futures contracts	$6,934,567	$89,041,288	$(21,161,034)	$8,471,326	$(2,135,435)

	2010 Retirement Fund	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund
Accumulated undistributed net investment income	$476,056	$2,895,917	$10,744,694	$14,104,082	$11,887,199
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$749,599	$6,509,459	$24,235,517	$30,493,288	$26,168,201
Net unrealized appreciation (depreciation) of investments and futures contracts	$(471,863)	$688,078	$2,989,471	$4,396,912	$4,517,018

	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	2055 Retirement Fund
Accumulated undistributed net investment income	$9,486,781	$7,589,088	$8,048,993	$5,028,164	$1,071,155
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$22,587,202	$16,864,407	$20,921,544	$10,871,928	$2,282,916
Net unrealized appreciation (depreciation) of investments and futures contracts	$6,014,073	$6,240,675	$12,907,397	$(15,025,040)	$(8,883,692)

	2060 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Money Market Fund
Accumulated undistributed net investment income	$13,446	$3,384,999	$8,202,249	$5,732,958	$2,221,214
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$23,470	$3,898,222	$16,736,788	$17,284,510	$0
Net unrealized appreciation (depreciation) of investments and futures contracts	$(355,651)	$(2,707,292)	$18,259,634	$21,091,417	$50

	Mid-Term Bond Fund	Bond Fund
Accumulated undistributed net investment income	$13,773,991	$37,592,921
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$(1,155,406)	$(1,414,738)
Net unrealized appreciation (depreciation) of investments and futures contracts	$(9,668,641)	$(18,774,957)

The difference between the components of distributable earnings for income tax purposes and the amounts reflected in the statements of assets and liabilities arise primarily from federal income tax treatment of wash sales, REITs, partnerships, corporate actions and futures contracts.

6.	RECENT ACCOUNTING PRONOUNCEMENTS

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

6.	RECENT ACCOUNTING PRONOUNCEMENTS (CONTINUED)

call date. ASU 2017-08 will be effective for annual periods beginning after December 15, 2018. Management has evaluated the impact of this change on the financial statements and determined that there is no material impact.

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statement of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. All of these have been reflected in the Funds’ financial statements.

The sources of distributions made in 2017 were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund	Mid-Cap Equity Index Fund	International Fund
From net investment income	(38,919,706)	(3,802,012)	(2,722,335)	(119,175)	(1,059,046)	(15,061,844)	(9,884,641)
From net realized gains	(45,861,843)	(36,980,385)	(22,418,108)	(17,468,310)	(4,282,390)	(78,333,904)	(1,196,804)

Total distributions	(84,781,549)	(40,782,397)	(25,140,443)	(17,587,485)	(5,341,436)	(93,395,748)	(11,081,445)

	Composite Fund	Retirement Income Fund	2010 Retirement Fund	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund
From net investment income	(3,738,706)	(1,539,981)	(543,546)	(3,028,463)	(7,891,832)	(8,443,812)	(6,471,545)
From net realized gains	(21,558,240)	(1,379,154)	(1,150,822)	(6,504,889)	(15,006,151)	(17,549,626)	(16,402,087)

Total distributions	(25,296,946)	(2,919,135)	(1,694,368)	(9,533,352)	(22,897,983)	(25,993,438)	(22,873,632)

	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	2055 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund
From net investment income	(5,090,035)	(3,936,958)	(4,492,530)	(1,952,198)	—	(3,053,002)	(6,887,282)
From net realized gains	(14,165,396)	(12,664,502)	(13,839,470)	(5,127,131)	—	(2,676,902)	(10,932,002)

Total distributions	(19,255,431)	(16,601,460)	(18,332,000)	(7,079,329)	—	(5,729,904)	(17,819,284)

	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
From net investment income	(4,432,394)	(83,111)	(11,551,692)	(32,730,237)
From net realized gains	(15,484,011)	—	(711,903)	(2,242,695)

Total distributions	(19,916,405)	(83,111)	(12,263,595)	(34,972,932)

Also in August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Funds’ policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management is currently evaluating the impact and implications of the provisions of the ASU to the Funds, which have not yet been determined.

7.	SUBSEQUENT EVENTS

Management, on behalf of the Investment Company, has evaluated the need for disclosures and/or adjustments to the financial statements from subsequent events. As a result of this evaluation, no subsequent events require disclosure and/or adjustment to the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Directors

Mutual of America Investment Corporation:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Mutual of America Investment Corporation, comprised of the funds listed in the Appendix (the “Funds”), including the portfolios of investments in securities, as of December 31, 2018, the related statements of operations for the year or period then ended listed in the Appendix, the statements of changes in net assets for each of the years or periods in the two-year period then ended listed in the Appendix, and the related notes (collectively, the “financial statements”), and the financial highlights for the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of its operations for the year or period then ended listed in the Appendix, changes in its net assets for each of the years or periods in the two-year period then ended listed in the Appendix, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG has served as the auditor of one or more Mutual of America investment companies since 2002.

New York, New York

February 28, 2019

Appendix

Existing funds

Equity Index Fund

All America Fund

Small Cap Value Fund

Small Cap Growth Fund

Mid Cap Value Fund

Mid-Cap Equity Index Fund

International Fund

Composite Fund

Retirement Income Fund

2010 Retirement Fund

2015 Retirement Fund

2020 Retirement Fund

2025 Retirement Fund

2030 Retirement Fund

2035 Retirement Fund

2040 Retirement Fund

2045 Retirement Fund

2050 Retirement Fund

2055 Retirement Fund

Conservative Allocation Fund

Moderate Allocation Fund

Aggressive Allocation Fund

Money Market Fund

Mid-Term Bond Fund

Bond Fund

Statement of operations for the year ended December 31, 2018

Statements of changes in net assets for each of the years in the two-year period ended December 31, 2018

Funds launched in 2018:

Small Cap Equity Index Fund

Statements of operations and changes in net assets for the period from July 2, 2018 (commencement of operations) through December 31, 2018

2060 Retirement Fund

Statements of operations and changes in net assets for the period from July 2, 2018 (commencement of operations) through December 31, 2018

MUTUAL OF AMERICA INVESTMENT CORPORATION

ADDITIONAL INFORMATION

Directors and Officers — Unaudited

The tables below show information about the Directors and officers of the Investment Company. The address of each Director and officer is c/o Mutual of America Investment Corporation, 320 Park Avenue, New York, New York 10022. The Investment Company does not hold regular annual meetings of shareholders, and each Director has been elected by shareholders to serve until a successor is duly elected at a meeting of shareholders called for the purpose of electing directors. Each officer of the Investment Company has been elected by the Board of Directors to serve until a successor is duly elected. The Independent Directors do not serve as directors of any other investment companies advised by or affiliated with the Adviser or Mutual of America with the exception of serving on the Board of Directors of Mutual of America Institutional Funds, Inc., an affiliated registered management investment company, which also receives investment advice from the Adviser. The Interested Directors and officers of the Investment Company do not receive compensation from the Investment Company for their service. Mr. Roth serves as director of one other investment company advised by or affiliated with the Adviser, Mutual of America Institutional Funds, Inc.

The Investment Company’s Statement of Additional Information (“SAI”), filed with the Securities and Exchange Commission, contains additional information about the Investment Company’s Directors and Officers. A copy of the latest SAI can be obtained, without charge, by writing to Mutual of America Investment Corporation at 320 Park Avenue, New York, NY 10022-6839 or by calling 1-800-468-3785 or through the following websites: http://www.mutualofamerica.com or http://www.sec.gov.

Independent Directors
Name and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director

Carolyn N. Dolan, age 71	Since April 2011	Executive Vice President, Head of Direct Client Investments, Fiera Capital Inc.; prior thereto Founding Principal and Portfolio Manager, Samson Capital Advisors LLC	Director, Market Street Trust Company; Trustee, Fordham University; Mutual of America Institutional Funds, Inc.

Stanley E. Grayson, age 68	Since November 2017	Vice Chairman and Chief Operating Officer, M.R. Beal & Company (Retired 2014)	Director, TD Bank, N.A.; Director, YMCA of Greater New York; Trustee, College of the Holy Cross; Director, Mother Cabrini Health Foundation

LaSalle D. Leffall, III, age 55	Since April 2011	President and Founder, LDL Financial, LLC	Director, Federal Home Loan Bank of Atlanta; Mutual of America Institutional Funds, Inc.

John W. Sibal, age 66	Since April 2011	President & Chief Executive Officer, Eustis Commercial Mortgage Corporation	Director, Eustis Commercial Mortgage Corporation; Director, New Orleans Recreation Development Foundation; Treasurer and Director, Friends of Nord, Inc.; Mutual of America Institutional Funds, Inc.

Independent Directors
Name and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director

Margaret M. Smyth, age 55	Since February 2007	U.S. Chief Financial Officer, National Grid; prior thereto Vice President of Finance, Con Edison; prior thereto Vice President, Chief Financial Officer, Hamilton Sundstrand, a United Technologies Company	Director, Etsy, Inc.; Director, Concern Worldwide, USA; Director, BritishAmerican Business Association; Trustees Fellow, Fordham University; Director, National Grid USA; Mutual of America Institutional Funds, Inc.

Patrick J. Waide, Jr., age 81	Since December 2003	Certified Public Accountant	Trustee, John Simon Guggenheim Memorial Foundation; Emeritus Director, National Catholic Reporter; Mutual of America Institutional Funds, Inc.

William E. Whiston, age 64	Since February 2011	Chief Financial Officer, the Archdiocese of New York; Adjunct Professor in Finance, Fordham University Graduate School of Business; prior thereto Executive Vice President and member, United States Management Board at Allied Irish Bank	Director, Sterling National Bank; Trustee and Treasurer, Trustees of St. Patrick’s Cathedral in New York City; Trustee, St. Joseph’s Seminary; Mutual of America Institutional Funds, Inc.

Interested Director
Name and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director

James J. Roth, Chairman, President and Chief Executive Officer, age 69	Since August 2015	Senior Executive Vice President and General Counsel, Mutual of America Life Insurance Company since March 2013; prior thereto Executive Vice President and General Counsel, Mutual of America Life Insurance Company since April 2009; Chairman of the Board, President and Chief Executive Officer, Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc. since August 2015	Mutual of America Life Insurance Company; Mutual of America Institutional Funds, Inc.; Mutual of America Holding Company LLC; Mutual of America Foundation

Mr. Roth is an “interested person” as an officer of the Adviser and of affiliates of the Adviser.

Officers
Name, Position and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Officer

Chris W. Festog, Senior Executive Vice President, Chief Financial Officer and Treasurer, age 57	Since April 2013	Senior Executive Vice President and Chief Financial Officer, Mutual of America Life Insurance Company since March 2017; prior thereto Executive Vice President and Chief Financial Officer, Mutual of America Life Insurance Company since March 2015; prior thereto Executive Vice President and Deputy Treasurer, Mutual of America Life Insurance Company	Mutual of America Holding Company LLC; Mutual of America Securities LLC

Diana H. Glynn, Senior Vice President and Internal Auditor, age 54	Since April 2017	Senior Vice President and Internal Auditor, Mutual of America Life Insurance Company since April 2017; Senior Vice President and Internal Auditor, Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc.; prior thereto Vice President, Internal Auditor, Mutual of America Life Insurance Company	None

Kathryn A. Lu, Executive Vice President and Chief Compliance Officer, age 58	Since July 2008	Executive Vice President and Chief Compliance Officer, Mutual of America Life Insurance Company, prior thereto Senior Vice President and Chief Compliance Officer, Mutual of America Life Insurance Company; Executive Vice President and Chief Compliance Officer, Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc.	None

Christopher M. Miseo, Senior Vice President and Chief Accounting Officer, age 62	Since March 2013	Senior Vice President and Director of Accounting and Financial Reporting, Mutual of America Life Insurance Company	None

Officers
Name, Position and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Officer

Scott H. Rothstein, Executive Vice President, Deputy General Counsel and Corporate Secretary, age 53	Since April 2013	Executive Vice President and Deputy General Counsel, Mutual of America Life Insurance Company, since January 2009; Executive Vice President, Deputy General Counsel and Corporate Secretary, Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc., since April 2013	None

Michelle A. Rozich, Senior Vice President and Internal Auditor, age 45	Since March 2018	Senior Vice President, Internal Auditor as of March 2018; formerly Audit Senior Manager, KPMG LLP	None

Quarterly Portfolio Schedules

Included in this Annual Report are schedules of Mutual of America Investment Corporation’s (“Investment Company”) Fund portfolio holdings as of December 31, 2018. The Investment Company files complete schedules of Fund portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q and for the second and fourth quarters of each fiscal year on Form N-CSR. The Forms N-Q and N-CSR are available on the SEC’s website at http://www.sec.gov.

Proxy Voting Policies and Procedures

A copy of the Investment Company’s proxy voting policies and procedures can be obtained free of charge by calling 1-800-468-3785. It is also available on the SEC’s website at http://www.sec.gov.

Information regarding how the Investment Company voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018 is available without charge by calling 1-800-468-3785. It is also available on the SEC website.

Code of Ethics

The Investment Company has adopted a Code of Ethics that complies with Rule 17j-1 of the Investment Company Act of 1940 and with the requirements of the Sarbanes-Oxley Act of 2002. A copy of the Code of Ethics is available free of charge, upon request. To obtain a free copy of the Code of Ethics, please call (212) 224-1568 or write to:

Ms. Kathryn A. Lu

Executive Vice President and Chief Compliance Officer

Mutual of America Investment Corporation

320 Park Avenue

New York, NY 10022-6839

Supplemental Dividend Information — Unaudited

Dividends from the International, Money Market, Mid-Term Bond and Bond Funds do not qualify for the corporate dividends received deduction. The 2060 Retirement Fund did not distribute any dividends during 2018. The following are the percentages of the ordinary dividends distributed in 2018 by the other Investment Corporation Funds that qualify for the corporate dividends received deduction:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Small Cap Equity Index Fund
Ordinary dividend qualifying percentage	84.48%	25.43%	93.11%	79.07%	100.00%

	Mid-Cap Equity Index Fund	Mid Cap Value Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Ordinary dividend qualifying percentage	61.61%	64.41%	27.34%	19.60%	22.40%

	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Ordinary dividend qualifying percentage	27.76%	32.60%	39.20%	45.68%	51.70%

	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	2055 Retirement Fund	Conservative Allocation Fund
Ordinary dividend qualifying percentage	52.52%	53.66%	53.75%	44.95%	16.54%

	Moderate Allocation Fund	Aggressive Allocation Fund
Ordinary dividend qualifying percentage	35.75%	43.20%

Important tax information: The following amounts of 2018 Investment Corporation Fund long-term capital gains (if any) have been designated as capital gains dividends.

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Small-Cap Equity Index Fund
Dividends qualifying for reduced long-term capital gains tax rate	$56,058,789	$13,677,187	$35,888,408	$36,222,538	$0

	Mid-Cap Equity Index Fund	Mid Cap Value Fund	International Fund	Composite Fund	Retirement Income Fund
Dividends qualifying for reduced long-term capital gains tax rate	$85,503,007	$6,713,062	$0	$10,415,744	$1,339,242

	2010 Retirement Fund	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund
Dividends qualifying for reduced long-term capital gains tax rate	$1,055,110	$6,098,811	$14,464,758	$23,373,515	$19,726,249

	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	2055 Retirement Fund
Dividends qualifying for reduced long-term capital gains tax rate	$16,266,812	$12,891,559	$15,787,067	$6,634,382	$542,019

	2060 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Money Market Fund
Dividends qualifying for reduced long-term capital gains tax rate	$0	$6,677,611	$20,403,614	$16,696,924	$0

	Mid-Term Bond Fund	Bond Fund
Dividends qualifying for reduced long-term capital gains tax rate	$77,266	$0

MUTUAL OF AMERICA

LIFE INSURANCE COMPANY

320 PARK AVENUE

NEW YORK, NY 10022-6839

www.mutualofamerica.com

320 PARK AVENUE

NEW YORK NY 10022-6839

ADDRESS SERVICE REQUESTED

You can receive these and other important documents electronically. Sign up for eDocuments and we’ll waive the monthly participant charge. Find out more at mutualofamerica.com or call 1-800-468-3785.

M100-MOA

ITEM 2.	CODE OF ETHICS.

Mutual of America Investment Corporation (the “Corporation”) has adopted a Code of Ethics that applies to its principal executive and financial officers, as well as all Access Persons as defined under Rule 17j-1 of the Investment Company Act of 1940. The Code of Ethics consists of two sections. The first section, designated as Section A, is the Code of Ethics required under Rule 17j-1. Section A requires those subject to it to submit periodic reports detailing their securities holdings and transactions (subject to several exemptions contained in the rules) and requires pre-approval for certain securities transactions by such persons, including purchases and sales of reportable securities, investments in initial public offerings and private placements.

The second section, designated as Section B, is to assure compliance with the Code of Ethics requirements of Section 406 of the Sarbanes-Oxley Act of 2002. It applies specifically to the Corporation’s principal executive and financial officers.

The two sections are not mutually exclusive and must be observed independently by each person to whom they are intended to apply. Section A applies to all individuals while Section B applies to the individuals designated in Section B. Both Sections explicitly require those individuals subject to the provisions of the Code of Ethics to promptly report violations of the Code of Ethics to the Chief Compliance Officer.

There have been no amendments to Section A or B during the period covered by this report.

The Annual Report to Shareholders includes information on how to obtain a copy of the Code of Ethics at no charge.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	(1)	Mutual of America Investment Corporation’s Board of Directors has determined that one audit committee financial expert serves on its Audit Committee.

(a)	(2)	The audit committee financial expert is Margaret M. Smyth. She is a Certified Public Accountant and has been U.S. Chief Financial Officer at National Grid since 2014. Her experience also includes previously held senior finance positions at Con Edison, Hamilton Sunstrand and United Technologies, and was a partner at Deloitte Touche and Arthur Andersen. Ms. Smyth is considered an independent director.

(a)	(3)	Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Aggregate Audit Fees:

2018: $588,230

2017: $510,000

(b), (c), (d) There were no Audit-Related, Tax or Other Fees.

(e) All non-audit fees are pre-approved by the Audit Committee in advance.

(f), (g), (h) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely and accurate manner.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

Attached hereto:

(a) (1) Not applicable.

(2) Exhibit 99.CERT	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940.

(3) Not applicable.

(b) Exhibit99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual of America Investment Corporation

By:	/s/ JAMES J. ROTH
James J. Roth
Chairman of the Board,
President and Chief Executive Officer of
Mutual of America Investment Corporation

Date: March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ JAMES J. ROTH
James J. Roth
Chairman of the Board,
President and Chief Executive Officer of
Mutual of America Investment Corporation

Date: March 8, 2019

By:	/s/ CHRIS W. FESTOG
Chris W. Festog
Senior Executive Vice President,
Chief Financial Officer and Treasurer of Mutual of America Investment Corporation

Date: March 8, 2019